                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

| |      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 14a-11 or ss. 240.14a-12.

                   P-COM, INC. / SPEEDCOM WIRELESS CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box)

|_|      No fee required.
|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         Common stock, par value $0.0001 per share, of P-Com, Inc.

--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:

        67,500,000 shares of common stock of P-Com, Inc. See Footnote (1) below.

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         $0.22 per share of common  stock of P-Com,  Inc.  See  Footnote  (1)
         below.


--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

         See Footnote (2) below.


--------------------------------------------------------------------------------

(5) Total fee paid: $__________


|X|      Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date filed:

(1) Estimated solely for the purpose of calculating the filing fee pursuant to Rule 0-11(a)(4) under the Securities Exchange Act of 1934, as amended, based on the average of the bid and asked prices per share of the common stock of P-Com, Inc., on September 5, 2003, as reported on the OTC Bulletin Board.

(2) The proposed maximum aggregate value of the transaction is $19,950,000, consisting of (i) 67,500,000 shares of common stock of P-Com, Inc., valued at $14,850,000 (based on a per share value of $0.22, as described in Footnote (1) above), and (ii) $5,100,000 of liabilities of SPEEDCOM Wireless Corporation to be assumed by P-Com, Inc.

PCOM LOGO                                                      SPEEDCOM LOGO
-------------------------------------------------------------------------------
October 31, 2003

Dear Stockholder:

         You are cordially invited to attend the annual meeting of the stockholders of P-Com, Inc. or a special meeting of the stockholders of SPEEDCOM Wireless Corporation. At the meetings, you will be asked to consider proposals related to P-Com's acquisition of substantially all of SPEEDCOM's assets, among other important matters listed below.

         At the SPEEDCOM special meeting, SPEEDCOM stockholders will be asked to consider the following proposals:

         o to adopt and approve the Asset Purchase Agreement, dated as of June 16, 2003, as amended on September 2, 2003, pursuant to which SPEEDCOM has agreed to sell substantially all of its assets to P-Com (the "Acquisition") and

         o to approve an amendment to SPEEDCOM's certificate of incorporation to increase the authorized common stock of SPEEDCOM from 250,000,000 shares to 500,000,000 shares.

         At the P-Com annual meeting, P-Com stockholders will be asked to:

         o approve an amendment to P-Com's certificate of incorporation to increase the authorized common stock of P-Com from 69,000,000 shares to 700,000,000 shares;

         o approve an amendment to P-Com's certificate of incorporation to implement a reverse split of P-Com's common stock at a ratio between 1-for-10 and 1-for-30;

         o        approve an amendment to P-Com's bylaws;

         o approve the price-based antidilution feature of some of P-Com's outstanding convertible preferred stock and warrants, which were issued in connection with previous private financing transactions;

         o approve amendments to P-Com's 1995 Stock Option/Stock Issuance Plan (the "Plan");

         o        elect two directors to the board of directors of P-Com; and

         o        ratify  the   appointment   of  Aidman   Piser  &  Company  as
                  independent auditors of P-Com.

         At their respective meetings, stockholders of SPEEDCOM and P-Com will also be asked to give management of their respective companies the discretionary authority to adjourn the meeting to a later date or dates, but not later than December 31, 2003, in order to solicit additional proxies in favor of any of the proposals listed above.

         In order to complete the Acquisition, P-Com's stockholders must approve the amendment to P-Com's certificate of incorporation to increase the number of shares of common stock that P-Com is authorized to issue so that P-Com may issue the 67,500,000 shares of its common stock to SPEEDCOM. In addition, P-Com's stockholders must approve the amendment to allow for the issuance of common stock upon conversion or exercise of P-Com's outstanding Series B Preferred Stock, Series C Preferred Stock, and warrants and options. If the proposal to approve the amendment is not approved, a default under the provisions of certain of those securities will be triggered, as discussed under "P-Com's Proposal to Amend Its Certificate of Incorporation" and "Effect of Proposed Amendment" beginning on pages 103 and 104, respectively of the attached materials.

         The dates, times, and places of the annual meeting of the stockholders of P-Com and the special meeting of the stockholders of SPEEDCOM are as follows:

      For SPEEDCOM stockholders:                For P-Com stockholders:
           December 2, 2003                        December 2, 2003
       at 10:00 a.m. local time                at 10:00 a.m. local time
at the corporate officers of SPEEDCOM   at the corporate offices of P-Com, Inc.
         Wireless Corporation                3175 S. Winchester Boulevard
    7020 Professional Parkway East            Campbell, California 95008
          Sarasota, FL 34240


         Under the terms of the Asset Purchase Agreement, P-Com will acquire substantially all of the assets of SPEEDCOM in exchange for (i) 67,500,000 shares of P-Com's common stock, and (ii) the assumption by P-Com of certain of SPEEDCOM's liabilities, totaling up to approximately $5.1 million. The number of shares of P-Com common stock to be issued to SPEEDCOM represents 11.5% of P-Com's common stock issued and outstanding on October 10, 2003, assuming conversion of the Series B Preferred Stock and Series C Preferred Stock, as discussed on page 29 of the attached materials, and the exercise or conversion of all outstanding convertible securities of P-Com. The number of shares of P-Com common stock to be issued will not be adjusted based upon changes in its market price. As a result, the market value of the shares of P-Com common stock to be received by SPEEDCOM will depend on the market price of P-Com common stock at the time of the closing of the Acquisition.

         P-Com's common stock is currently traded on the OTC Bulletin Board under the symbol "PCOM" and on October 10, 2003, the closing price of P-Com's common stock was $0.21 per share. Based on the market price of P-Com common stock on that date, the value of the P-Com shares to be issued to SPEEDCOM is $14,175,000.

         ASSUMING P-COM SHAREHOLDERS APPROVE ALL PROPOSALS, THE TOTAL NUMBER OF SHARES OF COMMON STOCK THAT WILL BE OUTSTANDING AND RESERVED FOR ISSUANCE UNDER ALL PLANS AND COMMITMENTS OF P-COM IS 584,964,229. THE CURRENT NUMBER OF SHARES OF COMMON STOCK ISSUED AND OUTSTANDING WILL REPRESENT 7.4% OF ALL OUTSTANDING SHARES OF P-COM COMMON STOCK IF ALL OF THE PROPOSALS ARE APPROVED, ASSUMING THE ISSUANCE OF ALL SHARES RESERVED FOR ISSUANCE UNDER THE PLAN, AS PROPOSED TO BE AMENDED.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF SPEEDCOM HAS APPROVED THE ASSET PURCHASE AGREEMENT AND THE ACQUISITION AND RECOMMENDS THAT THE STOCKHOLDERS OF SPEEDCOM VOTE (I) FOR THE APPROVAL OF THE ASSET PURCHASE AGREEMENT AND THE ACQUISITION DESCRIBED IN THE ATTACHED MATERIALS, (II) FOR THE AMENDMENT TO SPEEDCOM'S CERTIFICATE OF INCORPORATION, AND (III) FOR GRANTING SPEEDCOM'S MANAGEMENT THE DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF P-COM HAS APPROVED THE ASSET PURCHASE AGREEMENT AND THE ACQUISITION. IN ORDER TO COMPLETE THE ACQUISITION, P-COM'S STOCKHOLDERS MUST APPROVE THE PROPOSAL TO AMEND P-COM'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT P-COM IS AUTHORIZED TO ISSUE. THE BOARD OF DIRECTORS OF P-COM RECOMMENDS THAT THE STOCKHOLDERS OF P-COM VOTE (I) FOR THE AMENDMENTS TO P-COM'S CERTIFICATE OF INCORPORATION, (II) FOR THE AMENDMENT OF P-COM'S BYLAWS, (III) FOR THE APPROVAL OF THE PRICE-BASED ANTIDILUTION FEATURE OF SOME OF P-COM'S CONVERTIBLE SECURITIES, WHICH WERE ISSUED IN CONNECTION WITH PREVIOUS PRIVATE FINANCING TRANSACTIONS, (IV) FOR THE AMENDMENT TO P-COM'S 1995 STOCK OPTION/STOCK ISSUANCE PLAN, (V) FOR THE ELECTION OF P-COM'S DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS OF P-COM, (VI) FOR THE RATIFICATION OF THE APPOINTMENT OF AIDMAN PISER & COMPANY AS INDEPENDENT AUDITORS OF P-COM, ALL AS FURTHER DESCRIBED IN THE ATTACHED MATERIALS, AND (VII) FOR GRANTING P-COM'S MANAGEMENT THE DISCRETIONARY AUTHORITY TO ADJOURN THE ANNUAL MEETING.

         The accompanying notice of the annual meeting of the stockholders of P-Com, notice of the special meeting of the stockholders of SPEEDCOM, and joint proxy statement explain the proposed Acquisition and the other proposals being presented for your approval, and they provide specific information about the annual and special meetings. Please read these materials carefully. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE DISCUSSION IN THE SECTIONS ENTITLED "RISK FACTORS" BEGINNING ON PAGE 7 AND "THE ACQUISITION" BEGINNING ON PAGE 29.

         Whether or not you expect to attend the meetings, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting, regardless of the number of shares you own. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted in accordance with the recommendations of the respective boards of directors.

         We join our boards of directors in strongly supporting the Acquisition and recommend that you vote in favor of the proposals presented to you for approval.

Sincerely,                                  Sincerely,
/s/ Sam Smookler                            /s/ Mark Schaftlein
Sam Smookler                                Mark Schaftlein
President and Chief Executive Officer       Chief Financial Officer
of P-Com, Inc.                              of SPEEDCOM Wireless Corporation


         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE ACQUISITION DESCRIBED IN THIS JOINT PROXY STATEMENT OR THE P-COM COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE ACQUISITION OR DETERMINED IF THIS JOINT PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This joint proxy statement is dated October 31, 2003, and was first mailed to stockholders of P-Com and SPEEDCOM on or about November 3, 2003.

                                   PCOM LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 2, 2003



TO THE STOCKHOLDERS OF P-COM, INC.:

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of P-Com, Inc., a Delaware corporation, will be held on December 2, 2003 at 10:00 a.m., local time at the corporate offices of P-Com, Inc. located at 3175 S. Winchester Boulevard, Campbell, California 95008. At the meeting, you will be asked to vote on the following matters:

         1. To approve an amendment to P-Com's certificate of incorporation to increase the number of shares of common stock authorized for issuance from 69,000,000 shares to 700,000,000 shares.

         2. To approve an amendment to P-Com's certificate of incorporation to implement a reverse split of P-Com's common stock at a ratio between 1-for-10 and 1-for-30. The ratio at which the reverse stock split will be implemented will be selected by P-Com's board of directors in its discretion, and the reverse stock split will be effected by the filing of a certificate of amendment in one of the forms attached to this joint proxy statement as Annex B.

         3. To approve an amendment to P-Com's bylaws to permit the issuance of securities that are convertible, exercisable or exchangeable into shares of P-Com common stock at a conversion, exercise or exchange price per share that is subject to downward adjustment without having to obtain the approval of the holders of a majority of P-Com's outstanding common stock.

         4. To approve the price-based antidilution feature of some of P-Com's outstanding preferred stock and warrants, which will enable the conversion and exercise prices of these securities to be adjusted downward in the event that P-Com subsequently issues additional shares of its common stock or other securities convertible into or exercisable for shares of its common stock at a price per share that is less than the price per share paid by the purchasers of these securities.

         5. To approve an amendment to P-Com's 1995 Stock Option/Stock Issuance Plan (which is referred to in this notice as the "Stock Option Plan") to (i) increase the number of shares of P-Com common stock reserved for issuance under the Stock Option Plan from 5,786,000 shares to 77,786,000 shares, and
                  (ii) extend the term of the Stock Option Plan from 10 years to 15 years.

         6. To elect two directors to P-Com's board of directors to serve for three-year terms ending upon the 2006 annual meeting of stockholders or until a successor is duly elected and qualified.

         7. To ratify the appointment of Aidman Piser & Company as independent auditors of P-Com for the fiscal year ending December 31, 2003.

         8. To grant P-Com's management the discretionary authority to adjourn the annual meeting to a date or dates not later than December 31, 2003, if necessary to enable P-Com's board of directors to solicit additional proxies in favor of any of the proposals listed above.

         9. To consider such other matters as may properly come before the annual meeting or any adjournment of the annual meeting.

         P-Com's board of directors has approved each of the proposals and recommends that you vote FOR each of the proposals as described in the attached materials. Before voting, you should carefully review all the information contained in the attached joint proxy statement and in particular you should consider the matters discussed under "Risk Factors" beginning on page 7.

         All P-Com stockholders are cordially invited to attend the P-Com annual meeting in person. Whether or not you expect to attend the annual meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the annual meeting, regardless of the number of shares you own. If you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be represented at the annual meeting. You may revoke your proxy at any time prior to the annual meeting. If you attend the annual meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted.

         Only P-Com stockholders of record at the close of business on October 15, 2003, the record date for the P-Com annual meeting, are entitled to receive notice of and to vote at the annual meeting or any adjournment of the annual meeting. The stock transfer books of P-Com will remain open between the record date and the date of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the executive offices of P-Com.

                                       Sincerely,

                                       /s/ Sam Smookler
                                       Sam Smookler
                                       President and Chief Executive Officer

October 31, 2003
Campbell, California

                             YOUR VOTE IS IMPORTANT.

                     PLEASE EITHER (1) MARK, SIGN, DATE AND
RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE; (2) USE THE TELEPHONE NUMBER INDICATED BELOW OR SHOWN ON THE PROXY CARD TO SUBMIT YOUR PROXY BY TELEPHONE OR (3) VISIT THE WEBSITE INDICATED BELOW OR NOTED ON YOUR PROXY CARD TO SUBMIT YOUR PROXY ON THE INTERNET. IN THIS WAY, IF YOU ARE UNABLE TO ATTEND IN PERSON, YOUR SHARES CAN STILL BE VOTED AT THE P-COM ANNUAL MEETING.

                      VOTING ELECTRONICALLY OR BY TELEPHONE

         In addition to submitting your proxy by mail, you may also submit your proxy:

         o through the Internet, by visiting a website established for that purpose at http://www.eproxyvote.com/pcom and following the instructions; or

         o by telephone, by calling the toll-free number 1-877-PRX-VOTE (1-877-799-8683) in the United States, Canada or Puerto Rico on a touch-tone phone and following the recorded instructions.

         If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

                                 SPEEDCOM LOGO

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 2, 2003



TO THE STOCKHOLDERS OF SPEEDCOM WIRELESS CORPORATION:

         NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of SPEEDCOM Wireless Corporation will be held on December 2, 2003, at 10:00 a.m. local time at the corporate offices of SPEEDCOM located at 7020 Professional Parkway East, Sarasota, Florida 34240. At the special meeting, you will be asked to vote on the following matters:

         1. To adopt and approve the Asset Purchase Agreement, dated June 16, 2003, between SPEEDCOM and P-Com, and to approve the Acquisition whereby P-Com will acquire substantially all of the assets of SPEEDCOM and assume certain liabilities of SPEEDCOM.

         2. To adopt an amendment to SPEEDCOM's certificate of incorporation to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000 shares.

         3. To grant SPEEDCOM's management the discretionary authority to adjourn the special meeting to a date or dates not later than December 31, 2003, if necessary to enable SPEEDCOM's board of directors to solicit additional proxies in favor of any of the proposals listed above.

         4. To consider such other matters as may properly come before the special meeting or any adjournment of the special meeting.

         SPEEDCOM's board of directors has approved each of the proposals and recommends that you vote FOR each of the proposals as described in the attached materials. Before voting, you should carefully review all the information contained in the attached joint proxy statement and in particular you should consider the matters discussed under "Risk Factors" beginning on page 7.

         All SPEEDCOM stockholders are cordially invited to attend the SPEEDCOM special meeting in person. Whether or not you expect to attend the annual meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the special meeting, regardless of the number of shares you own. If you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be represented at the special meeting. You may revoke your proxy at any time prior to the special meeting. If you attend the special meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the special meeting will be counted.

         Only SPEEDCOM stockholders of record at the close of business on October 23, 2003, the record date for the SPEEDCOM special meeting, are entitled to receive notice of and to vote at the special meeting or any adjournment of the special meeting. The stock transfer books of SPEEDCOM will remain open between the record date and the date of the special meeting. A list of stockholders entitled to vote at the special meeting will be available for inspection at the executive offices of SPEEDCOM.

                                                     Sincerely,

                                                     /s/ Mark Schaftlein
                                                     Mark Schaftlein
                                                     Chief Financial Officer

October 31, 2003
Sarasota, Florida

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       WHERE YOU CAN FIND MORE INFORMATION

         P-Com and SPEEDCOM each file, and after the Acquisition will continue to file, reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at:

                                 Judiciary Plaza
                                    Room 1024
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

         Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Room of the SEC at the address set forth above or by calling the SEC at l-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information about issuers, including P-Com and SPEEDCOM, that file electronically with the SEC. The address of the SEC's website is http://www.sec.gov.

INFORMATION ON P-COM'S WEBSITE

         Information on any P-Com website is not part of this joint proxy statement and P-Com stockholders should not rely on that information in deciding whether to approve the proposals described in this joint proxy statement, unless that information is also in this joint proxy statement.

INFORMATION ON SPEEDCOM'S WEBSITES

         Information on any SPEEDCOM website is not part of this joint proxy statement and SPEEDCOM stockholders should not rely on that information in deciding whether to approve the Acquisition, unless that information is also in this joint proxy statement.

                                TABLE OF CONTENTS


                                                                                                                     PAGE

WHERE YOU CAN FIND MORE INFORMATION............................................................................         i
QUESTIONS AND ANSWERS ABOUT THE ACQUISITION....................................................................        iv
SUMMARY........................................................................................................         1
COMPARATIVE PER SHARE DATA.....................................................................................         5
MARKET PRICE AND DIVIDEND DATA.................................................................................         6
RISK FACTORS...................................................................................................         7
STATEMENT REGARDING FORWARD-LOOKING INFORMATION................................................................        20
ANNUAL MEETING OF P-COM STOCKHOLDERS...........................................................................        21
  General......................................................................................................        21
  Purpose of the Annual Meeting................................................................................        21
  Recommendation of P-Com's Board of Directors.................................................................        22
  Record Date and Outstanding Shares...........................................................................        23
  Quorum and Vote Required.....................................................................................        23
  Proxies......................................................................................................        24
  Revocation of Proxies........................................................................................        25
  Appraisal Rights Under Delaware Law..........................................................................        25
  Expenses; Solicitation.......................................................................................        25
  Shares held by P-Com Directors and Executive Officers........................................................        25
SPECIAL MEETING OF THE SPEEDCOM STOCKHOLDERS...................................................................        26
  General......................................................................................................        26
  Purpose of the Special Meeting...............................................................................        26
  Recommendation of SPEEDCOM's Board of Directors..............................................................        26
  Record Date and Outstanding Shares...........................................................................        27
  Quorum and Vote Required.....................................................................................        27
  Proxies......................................................................................................        27
  Revocation of Proxies........................................................................................        28
  Appraisal Rights Under Delaware Law..........................................................................        28
  Expenses; Solicitation.......................................................................................        28
  Shares held by SPEEDCOM Directors and Executive Officers.....................................................        29
THE ACQUISITION................................................................................................        29
  General......................................................................................................        29
  Completion and Effectiveness of the Acquisition..............................................................        29
  Shares Issued by P-Com to SPEEDCOM...........................................................................        29
  Liabilities to be Assumed by P-Com...........................................................................        30
  Assets and Liabilities to be Retained by SPEEDCOM............................................................        30
  Required Stockholder Approvals...............................................................................        31
  Appraisal or Dissenters' Rights..............................................................................        31
  Material United States Income Tax Consequences of the Acquisition............................................        31
  No Financial Advisors........................................................................................        31
  Background of the Acquisition................................................................................        31
  SPEEDCOM's Reasons for the Acquisition.......................................................................        33
  Interests of SPEEDCOM's Directors and Executive Officers in the Acquisition..................................        36
 Recommendation of SPEEDCOM's Board of Directors...............................................................        36
  P-Com's Reasons for the Acquisition..........................................................................        36
  Recommendation of P-Com's Board of Directors.................................................................        38
THE ASSET PURCHASE AGREEMENT...................................................................................        38
  Representations and Warranties...............................................................................        38
  Conditions to the Completion of the Acquisition..............................................................        39
  No Solicitation..............................................................................................        40
  Additional Agreements........................................................................................        41
  Termination of the Asset Purchase Agreement..................................................................        42
  Fees and Expenses............................................................................................        43
P-COM'S BUSINESS...............................................................................................        43
P-COM'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS..................        57
SPEEDCOM'S BUSINESS............................................................................................        72
SPEEDCOM'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS...............        78
SELECTED HISTORICAL AND PRO FORMA FINANCIAL INFORMATION........................................................        90
  P-Com Selected Historical and Pro Forma Consolidated Financial Data..........................................        90
  SPEEDCOM Selected Historical Financial Data..................................................................        92
P-COM'S UNAUDITED PRO FORMA FINANCIAL INFORMATION..............................................................        93

SPEEDCOM'S PROPOSAL TO AMEND ITS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.............................        99
P-COM'S AND SPEEDCOM'S ADJOURNMENT PROPOSALS...................................................................       101
P-COM'S PROPOSAL TO AMEND ITS CERTIFICATE OF INCORPORATION.....................................................       103
  Purpose of and Rationale for Proposed Amendment..............................................................       103
  Effect of Proposed Amendment.................................................................................       104
  Anti-Takeover Effects........................................................................................       105
  Approvals Required...........................................................................................       106
  Recommendation of P-Com's Board of Directors.................................................................       106
P-COM'S PROPOSAL TO AMEND ITS CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.....................       106
  General......................................................................................................       106
  Purpose and Background of the Reverse Stock Split............................................................       107
  Effect of Reverse Stock Split................................................................................       107
  Effect on Outstanding Securities.............................................................................       108
  No Effect on Legal Ability to Pay Dividends..................................................................       109
  Payment for Fractional Shares; Exchange of Stock Certificates................................................       109
  Dissenters' Rights of Appraisal..............................................................................       109
  Approvals Required...........................................................................................       110
  Recommendation of P-Com's Board of Directors.................................................................       110
P-COM'S PROPOSAL TO AMEND ITS BYLAWS...........................................................................       110
P-COM'S PROPOSAL TO APPROVE THE ISSUANCE OF CERTAIN CONVERTIBLE SECURITIES.....................................       112
P-COM'S PROPOSAL TO AMEND ITS 1995 STOCK OPTION/STOCK ISSUANCE PLAN............................................       114
P-COM'S PROPOSAL TO ELECT ITS DIRECTOR NOMINEES TO THE P-COM BOARD OF DIRECTORS................................       125
  General......................................................................................................       125
  Nominees for Term Ending Upon the 2006 Annual Meeting of Stockholders........................................       125
  Continuing Director for Term Ending Upon the 2005 Annual Meeting of Stockholders.............................       126
  Continuing Director for Term Ending Upon the 2004 Annual Meeting of Stockholders.............................       126
  Board Committees and Meetings................................................................................       126
  Director Compensation........................................................................................       126
  Recommendation of the Board of Directors.....................................................................       127
P-COM'S PROPOSAL TO RATIFY THE SELECTION OF ITS INDEPENDENT AUDITORS...........................................       127
P-COM'S EXECUTIVE COMPENSATION AND RELATED INFORMATION.........................................................       128
OWNERSHIP OF P-COM'S SECURITIES................................................................................       136
STOCK PERFORMANCE GRAPH FOR 1996 - 2002........................................................................       138
CERTAIN TRANSACTIONS...........................................................................................       139
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934...........................................       139
DESCRIPTION OF P-COM'S SECURITIES..............................................................................       139
SUBMISSION OF STOCKHOLDER PROPOSALS............................................................................       143
INCORPORATION OF OTHER DOCUMENTS BY REFERENCE..................................................................       144
OTHER MATTERS..................................................................................................       144
INDEX TO FINANCIAL STATEMENTS..................................................................................       F-1
ANNEX A ASSET PURCHASE AGREEMENT
ANNEX B FORMS OF CERTIFICATE OF AMENDMENT

                   QUESTIONS AND ANSWERS ABOUT THE ACQUISITION



Q:       WHY IS P-COM PURCHASING SUBSTANTIALLY ALL OF THE ASSETS OF SPEEDCOM?

A: P-Com and SPEEDCOM are proposing to combine their business operations by having P-Com purchase substantially all of the assets of SPEEDCOM. We believe P-Com's acquisition of SPEEDCOM's business will provide P-Com with complimentary unlicensed point-to-point and spread spectrum wireless access systems, at lower price points, and, therefore, provide additional opportunities for growth. Following the Acquisition, P-Com will also have greater access to enterprise and government markets through sales channels established by SPEEDCOM. Together with the increased scale and reduced administrative expenses, we believe the broader range of wireless radio products and additional markets will provide P-Com with a better opportunity to achieve profitability.

Q:       WHY IS SPEEDCOM SELLING ITS ASSETS?

A: Given the recent operating performance of SPEEDCOM, the current industry and financial market conditions, and the cost of remaining an independent public company, it became necessary to either engage in a combination transaction or to sell substantially all of its assets. SPEEDCOM believes the opportunities to derive value for its operating and other assets are greatly enhanced as a result of the sale of its business to P-Com, which, because of its size, has a greater ability to leverage the combined assets to increase sales and revenues. As a result of the sale to P-Com, SPEEDCOM will be able to realize the expected benefits from the combined business, while still developing additional revenue-generating opportunities.

Q.       WHAT ASSETS ARE BEING SOLD TO P-COM IN THE ACQUISITION?

A: In the Acquisition, P-Com will acquire substantially all of the assets used by SPEEDCOM in the operation of its business.

Q:       WHAT WILL SPEEDCOM RECEIVE IN THE ACQUISITION?

A: In the Acquisition, SPEEDCOM will receive 67,500,000 shares of P-Com common stock and have up to approximately $5.1 million of its liabilities assumed by P-Com. The number of shares of P-Com common stock to be issued to SPEEDCOM will not be adjusted based upon changes in the market price of P-Com common stock. As a result, the market value of the P-Com common stock to be received by SPEEDCOM in the Acquisition will fluctuate as the market price of P-Com common stock fluctuates. Neither P-Com nor SPEEDCOM has the right to terminate the Asset Purchase Agreement due to changes in the market price of P-Com common stock.

Q:       HOW WILL P-COM STOCKHOLDERS BE AFFECTED BY THE ACQUISITION?

A: P-Com stockholders will continue to own the same number of shares of P-Com common stock that they owned immediately prior to the Acquisition. Each share of P-Com common stock, however, will represent a smaller ownership percentage of a significantly larger company.

Q:       WHAT WILL SPEEDCOM DO AFTER THE ACQUISITION IS COMPLETED?

A: Following the completion of the Acquisition, SPEEDCOM plans to significantly reduce its monthly overhead in order to preserve its remaining cash and begin developing revenue-generating opportunities. If the Acquisition had been completed on September 2, 2003, SPEEDCOM would have (i) approximately $200,000 in cash and accounts receivable, after paying transaction related costs and some of SPEEDCOM's other outstanding obligations, (ii) 67,500,000 shares of P-Com common stock having a market value of approximately $12,825,000, (iii) approximately $2.0 million in debt, and (iv) no revenue producing business operations.

Q:       HOW WILL SPEEDCOM STOCKHOLDERS BE AFFECTED BY THE ACQUISITION?

A: SPEEDCOM stockholders will continue to own the same number of shares of SPEEDCOM common stock that they owned immediately prior to the Acquisition. Each share of SPEEDCOM common stock will represent the same ownership percentage of a company with substantially less debt and whose principal asset consists of 67,500,000 shares of P-Com common stock.

Q: WHAT ARE THE MATERIAL UNITED STATES TAX CONSEQUENCES OF THE ACQUISITION TO SPEEDCOM?

A: SPEEDCOM will recognize gain from the Acquisition in an amount equal to the difference between the fair market value of the consideration received from the sale of its assets and liabilities and SPEEDCOM's adjusted tax basis in those same assets and liabilities. However, SPEEDCOM currently has sufficient net operating losses to offset the taxable gain based on the current terms of the Acquisition.

Q: WHAT ARE THE MATERIAL UNITED STATES TAX CONSEQUENCES OF THE ACQUISITION TO P-COM STOCKHOLDERS AND SPEEDCOM STOCKHOLDERS?

A: The Acquisition will not materially affect P-Com stockholders and SPEEDCOM stockholders for United States income tax purposes.

We encourage P-Com and SPEEDCOM stockholders to consult their own tax advisors for a full understanding of the tax consequences of the Acquisition.

Q:       WHAT STOCKHOLDER VOTES ARE NEEDED TO APPROVE THE ACQUISITION?

A: In order to issue the 67,500,000 shares of P-Com common stock as part of the Acquisition, P-Com's certificate of incorporation must be amended to increase the number of shares of common stock that P-Com is authorized to issue. The affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class, is required to approve the proposed amendment to P-Com's certificate of incorporation to increase the number of authorized shares.

For SPEEDCOM, the affirmative vote of the holders of a majority of the outstanding SPEEDCOM common stock, as of the record date, is required to approve and adopt the Asset Purchase Agreement and the Acquisition.

Q: WHY IS P-COM PROPOSING TO AMEND ITS CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

A: P-Com intends to pay for the assets of SPEEDCOM by issuing 67,500,000 shares of P-Com common stock. P-Com is currently authorized to issue up to 69,000,000 shares of its common stock, and as of the record date, P-Com had approximately 43,517,644 shares of common stock outstanding and approximately 19,899,251 shares of common stock reserved for issuance upon conversion, exercise or exchange of some of its convertible securities. As a result, P-Com will not have enough shares of authorized common stock available for issuance to SPEEDCOM in connection with the Acquisition unless the proposed amendment to P-Com's certificate of incorporation is approved.

         P-Com is also obligated to issue shares of its common stock upon the conversion or exercise of some of its outstanding convertible securities for which it has not reserved a sufficient number of authorized and unissued shares of common stock. In order to provide P-Com's board of directors with sufficient shares to meet its existing obligations and the flexibility to issue additional securities in connection with general corporate purposes, P-Com is asking its stockholders to approve the proposed amendment to P-Com's certificate of incorporation to increase the number of authorized shares of common stock from 69,000,000 to 700,000,000.

Q: WHAT HAPPENS IF P-COM STOCKHOLDERS DO NOT APPROVE THE AMENDMENT TO ITS CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

A: In the event that P-Com does not receive stockholder approval of the amendment to its charter to increase the number of authorized shares of common stock, then P-Com will be unable to (i) consummate the Acquisition, (ii) satisfy its obligations to issue shares of common stock upon the conversion or exercise of its outstanding Series B Preferred Stock, Series C Preferred Stock and some of its warrants, thereby triggering a default under the provisions of those securities that allows the holders of the preferred stock to redeem their shares of preferred stock, (iii) issue any additional options or shares of common stock under its 1995 Stock Option/Stock Issuance Plan, and (iv) raise additional funds through equity financings to meet its working capital needs. Under the default provisions of P-Com's Series B Preferred Stock and Series C Preferred Stock, the holders of the preferred stock may elect to redeem all of their outstanding shares for cash. If P-Com is unable to redeem the holders' outstanding shares, then the shares shall accrue interest per annum at the lower of 24% or the highest interest rate permitted by applicable law until fully redeemed.

Q:       WHY IS P-COM  PROPOSING TO AMEND ITS CHARTER TO EFFECT A REVERSE  STOCK
         SPLIT?

A: P-Com common stock currently trades on the OTC Bulletin Board. P-Com is proposing to effect a reverse stock split primarily for the purpose of increasing the bid price per share of its common stock above the $4.00 per share minimum bid price that is required for initial inclusion in The Nasdaq Stock Market. Furthermore, P-Com's board of directors believes that the low market price of P-Com common stock impairs its marketability and creates a negative impression of P-Com. P-Com hopes that the decrease in the number of shares of its outstanding common stock resulting from the reverse stock split and the anticipated increase in the per share trading price will encourage greater interest in its common stock among members of the financial community and the investing public.

Q: WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSED AMENDMENTS TO P-COM'S CERTIFICATE OF INCORPORATION?

A: The proposals to amend P-Com's certificate of incorporation will require the affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class.

Q:       WHY IS P-COM PROPOSING TO AMEND ITS BYLAWS?

A: P-Com's bylaws currently require P-Com to obtain the approval of the holders of a majority of the outstanding shares of P-Com common stock when issuing any securities that are convertible, exercisable or exchangeable for shares of common stock at a conversion, exercise or exchange price that is subject to downward adjustment. P-Com's board of directors believes it would be in the best interests of P-Com and its stockholders to amend P-Com's bylaws to permit the issuance of these convertible securities without stockholder approval.

Q:       WHAT VOTE IS  REQUIRED  TO APPROVE THE  PROPOSED  AMENDMENT  TO P-COM'S
         BYLAWS?

A: The proposal to amend P-Com's bylaws will require the affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class.

Q: WHAT IS THE PROPOSAL TO APPROVE THE PRICE-BASED ANTIDILUTION FEATURE OF SOME OF P-COM'S OUTSTANDING CONVERTIBLE SECURITIES?

A:       On March 26, 2003,  May 28, 2003,  July 18, 2003,  and October 3, 2003,
         P-Com consummated private financing transactions in which it issued preferred stock and warrants that are convertible into or exercisable for shares of P-Com common stock. Subject to approval by P-Com's stockholders, the conversion price of the preferred stock and the exercise price of the warrants are subject to downward adjustment in the event that P-Com subsequently issues additional shares of its common stock or other securities convertible into or exercisable for shares of its common stock at a price per share that is less than the price per share paid by the purchasers of these securities. Currently, the downward adjustment feature of these securities is ineffective. In order for this downward adjustment feature to take effect, it must be approved by P-Com's stockholders in accordance with Article VII,
         Section 8(iii) of P-Com's bylaws.

Q: WHAT VOTE IS REQUIRED TO APPROVE P-COM'S PRICE-BASED ANTIDILUTION FEATURE OF CONVERTIBLE SECURITIES?

A: The proposal to approve the price-based antidilution feature of P-Com's convertible securities will require the affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class.

Q:       WHAT ARE THE SPEEDCOM AND P-COM ADJOURNMENT PROPOSALS?

A: In the two adjournment proposals, SPEEDCOM and P-Com are each asking their stockholders to grant management the discretionary authority to adjourn their respective meetings, to a date or dates not later than December 31, 2003, if the number of P-Com shares voting in favor of any P-Com proposal or the number of SPEEDCOM shares voting in favor of any SPEEDCOM proposal is insufficient to approve those proposals at the annual or special meeting. Adjourning the annual or special meeting to a later date will provide additional time to solicit proxies in favor of those proposals.

Q:       WHAT VOTE IS REQUIRED TO APPROVE THE ADJOURNMENT PROPOSALS?

A: The P-Com adjournment proposal will require the affirmative vote of the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock present in person or represented by proxy and entitled to vote at the P-Com annual meeting.

         The SPEEDCOM adjournment proposal will require the affirmative vote of the holders of a majority of the shares of SPEEDCOM common stock present in person or represented by proxy and voting at the SPEEDCOM special meeting.

Q:       WHEN DO YOU EXPECT TO COMPLETE THE ACQUISITION?

A: We are working to complete the Acquisition as quickly as possible. We expect to complete the Acquisition one week after the requisite stockholder votes have been obtained.

Q:       ARE SPEEDCOM OR P-COM STOCKHOLDERS ENTITLED TO APPRAISAL OR DISSENTERS'
         RIGHTS?

A: Under Delaware law, SPEEDCOM and P-Com stockholders are not entitled to appraisal or dissenters' rights.

Q:       WHAT DO I NEED TO DO NOW?

A: After carefully reading and considering the information contained in this joint proxy statement, please complete, sign and date your proxy and return it in the enclosed return envelope as soon as possible, so that your shares may be represented at the annual meeting of P-Com stockholders or the special meeting of SPEEDCOM stockholders. If you sign, date and return your proxy card but do not include instructions on how to vote your proxy, we will vote your shares FOR the proposals described in this joint proxy statement.

         P-Com stockholders may also submit their proxies electronically by calling the toll-free telephone number or visiting the Internet website shown on their proxy cards.

         You may attend your annual meeting, if you are a P-Com stockholder, or your special meeting, if you are a SPEEDCOM stockholder, and vote your shares in person rather than voting by proxy.

Q: IF MY BROKER HOLDS MY SHARES IN "STREET NAME", WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker.

If you hold P-Com common stock and do not instruct your broker how to vote your shares, it will be equivalent to voting against Proposals 1, 2 and 3, but will have no effect on the outcome of the other proposals.

If you hold SPEEDCOM common stock and do not instruct your broker how to vote your shares, it will be equivalent to voting against approval and adoption of the Asset Purchase Agreement.

Q:       WHAT HAPPENS IF I DO NOT VOTE?

A: If you are a SPEEDCOM stockholder and you do not submit a proxy or vote at your special meeting, your shares will not be counted for the purpose of determining the presence of a quorum and your inaction will have the same effect as a vote against approval and adoption of the Asset Purchase Agreement. If you submit a proxy and affirmatively elect to abstain from voting, your shares will be counted for the purpose of determining the presence of a quorum, but will not be voted at the special meeting. As a result, your abstention will have the same effect as a vote against approval and adoption of the Asset Purchase Agreement.

         If you are a P-Com stockholder and you do not submit a proxy or vote at your annual meeting, your shares will not be counted for the purpose of determining the presence of a quorum and your inaction will have the same effect as a vote against Proposals 1, 2 and 3, but will have no effect on the outcome of the other proposals. If you submit a proxy and affirmatively elect to abstain from voting, your shares will be counted for the purpose of determining the presence of a quorum but will not be voted at the annual meeting. As a result, your abstention will have the same effect as a vote against Proposals 1, 2 and 3, but will have no effect on the outcome of the other proposals.

Q:       CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY?

A: Yes. You can change your vote at any time before your proxy is voted at your company's annual or special meeting. You can do this in one of three ways:

         o timely delivery of a valid, later-dated proxy by mail, or, with respect to P-Com, by telephone or Internet;

         o revoking your proxy by written notice to the corporate secretary of P-Com or SPEEDCOM, as applicable; or

         o voting in person by written ballot at the P-Com annual meeting or the SPEEDCOM special meeting.

         If you have instructed a broker to vote your shares, you must follow the directions from your broker on how to change that vote.

Q: ARE THERE ANY RISKS I SHOULD CONSIDER IN DECIDING WHETHER TO VOTE FOR THE PROPOSALS DESCRIBED IN THIS JOINT PROXY STATEMENT?

A: We have listed in the section entitled "Risk Factors," beginning on page 7, the risks that you should consider in deciding whether to vote for the proposals described in this joint proxy statement.

Q:       WHOM SHOULD I CALL WITH QUESTIONS?

A: If you have any questions about the Acquisition or, if you are a P-Com stockholder, about any of the other proposals described in this joint proxy statement or if you need additional copies of this joint proxy statement or the enclosed proxy, you should contact:

P-COM STOCKHOLDERS:

P-Com, Inc.
3175 S. Winchester Boulevard
Campbell, CA 95008
(408) 866-3666
Attention: Daniel W. Rumsey

SPEEDCOM STOCKHOLDERS:

SPEEDCOM Wireless Corporation
7020 Professional Parkway East
Sarasota, Fl 34240
(941) 907-2361
Attention: Gil Sharell

You may also obtain additional information about P-Com and SPEEDCOM from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information" on the page immediately preceding the Table of Contents of this joint proxy statement.

                                     SUMMARY



         We are sending this joint proxy statement to P-Com and SPEEDCOM stockholders. This summary highlights selected information from this joint proxy statement and may not contain all the information that is important to you. To better understand the Acquisition and the other matters discussed in this joint proxy statement, you should read this entire document carefully, including the Asset Purchase Agreement, attached as Annex A, and the other documents to which we refer. We have included page references parenthetically to direct you to a more complete description of the topics presented in this summary.

THE COMPANIES (SEE PAGES 43 AND 72)



P-COM, INC.
3175 South Winchester Boulevard
Campbell, California 95008
(408) 866-3666

         P-Com develops, manufactures and markets microwave radios for point-to-point, spread spectrum and point-to-multipoint applications for telecommunications networks worldwide. Cellular and personal communications service providers employ P-Com's point-to-point systems to transmit data between remote tower sites and switching centers. Network service providers and Internet service providers are able, through the deployment of P-Com's equipment and systems, to respond to the demands for high-speed wireless access services, such as Internet access associated with business-to-business and e-commerce business processes. Through deployment of P-Com's systems, network providers can quickly and efficiently establish integrated Internet, data, voice and video communications for their customers, then expand and grow those services as demand increases.

SPEEDCOM WIRELESS CORPORATION
7020 Professional Parkway East
Sarasota, Florida, 34240
(941) 907-2300

         SPEEDCOM manufactures, configures and delivers a variety of broadband fixed-wireless products, including its SPEEDLAN family of wireless ethernet bridges and routers. Internet service providers, telecommunications carriers and other service providers and private organizations in the United States of America and more than 80 foreign countries worldwide use SPEEDCOM's products to provide broadband "last-mile" wireless connectivity in various point-to-point and point-to-multipoint configurations at speeds up to 155 megabits per second and distances up to 25 miles. SPEEDCOM's products provide high-performance broadband fixed wireless solutions specifically designed for building-to-building local area network connectivity and wireless Internet distribution.

SUMMARY OF THE ACQUISITION (SEE PAGE 29)

         The Asset Purchase Agreement is the main legal document that governs the transaction and is attached to this joint proxy statement as Annex A. This agreement provides the terms and conditions that govern P-Com's acquisition of SPEEDCOM's assets. We encourage you to read the Asset Purchase Agreement carefully.

         In the Asset Purchase Agreement, P-Com agreed to issue to SPEEDCOM 67,500,000 shares of P-Com common stock and to assume up to a maximum of $5.1 million worth of SPEEDCOM's outstanding liabilities in exchange for substantially all of the assets of SPEEDCOM.

         P-Com will assume a maximum of $1,200,000 of SPEEDCOM's accounts payable and SPEEDCOM may retain a maximum of $200,000 in cash and accounts receivable. For every dollar of SPEEDCOM's accounts payable that SPEEDCOM reduces through negotiations with its creditors, SPEEDCOM shall receive credit for $0.50 for each such dollar reduction, which credit shall be retained by SPEEDCOM.

P-COM'S PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (SEE PAGE 103)

         P-Com intends to pay for the assets of SPEEDCOM, in part, by issuing 67,500,000 shares of P-Com common stock. Before P-Com can issue these shares, P-Com must first amend its certificate of incorporation to increase the number of shares of common stock that P-Com is authorized to issue. In order to permit P-Com to issue the 67,500,000 shares of its common stock in connection with the Acquisition, P-Com is asking its stockholders to approve the proposed amendment to P-Com's certificate of incorporation to increase the number of authorized shares of common stock from 69,000,000 to 700,000,000.

RECOMMENDATION OF P-COM'S BOARD OF DIRECTORS (SEE PAGES 38 AND 106)

         After careful consideration, P-Com's board of directors has determined that the Acquisition is in the best interests of P-Com and its stockholders and has declared the Acquisition advisable. In order to issue the 67,500,000 shares of P-Com common stock to SPEEDCOM, P-Com's certificate of incorporation must first be amended to increase the number of shares of common stock that P-Com is authorized to issue. P-Com's board of directors recommends that the P-Com stockholders vote FOR the proposal to amend P-Com's certificate of incorporation.

RECOMMENDATION OF SPEEDCOM'S BOARD OF DIRECTORS (SEE PAGE 36)

         After careful consideration, SPEEDCOM's board of directors has determined that the Acquisition is in the best interests of SPEEDCOM and its stockholders and has declared the Acquisition advisable. SPEEDCOM's board of directors recommends that SPEEDCOM stockholders vote FOR the proposal to approve and adopt the Asset Purchase Agreement and the Acquisition.

ANNUAL MEETING OF P-COM STOCKHOLDERS (SEE PAGE 21)

         The annual meeting of P-Com stockholders will be held at the corporate offices of P-Com at 3175 S. Winchester Boulevard, Campbell, California 95008 on December 2, beginning at 10:00 a.m., local time. If you owned shares of P-Com common stock or Series C Preferred Stock on October 15, 2003, the record date for the P-Com annual meeting, you are entitled to receive this document and to vote at the meeting. On that date, there were 43,517,644 shares of P-Com common stock and 8,369 shares of P-Com Series C Preferred Stock outstanding. Holders of P-Com common stock can cast one vote for each share of P-Com common stock held on the record date. Holders of P-Com Series C Preferred Stock can cast seventeen thousand five hundred votes for each share of Series C Preferred Stock held on the record date.

         The affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class, is required to approve the proposal to amend P-Com's certificate of incorporation.

SPECIAL MEETING OF SPEEDCOM STOCKHOLDERS (SEE PAGE 26)

         The special meeting of SPEEDCOM stockholders will be held at 7020 Professional Parkway East, Sarasota, Florida 34240, on December 2, 2003, beginning at 10:00 a.m., local time. If you owned shares of SPEEDCOM common stock on October 23, 2003, the record date for the SPEEDCOM special meeting, you are entitled to receive this document and to vote at the meeting. On that date, 20,092,022 shares of SPEEDCOM common stock were outstanding. Holders of SPEEDCOM common stock can cast one vote for each share of SPEEDCOM common stock held on the record date.

         The affirmative vote of a majority of the shares of SPEEDCOM common stock outstanding on the record date is required to approve and adopt the Asset Purchase Agreement and the Acquisition, and to approve the proposal to amend SPEEDCOM's certificate of incorporation.

CONDITIONS TO COMPLETION OF THE ACQUISITION (SEE PAGE 39)

         The obligations of P-Com and SPEEDCOM to complete the Acquisition are subject to the satisfaction or waiver of several closing conditions, including, in addition to other customary closing conditions, the following:

         o SPEEDCOM stockholders must have approved and adopted the Asset Purchase Agreement and the related Acquisition and P-Com stockholders must have approved the amendment to P-Com's certificate of incorporation to increase the number of authorized shares of common stock.

         o P-Com must have consummated an equity financing transaction generating at least $5,000,000 in gross proceeds.

         o All of P-Com's outstanding 7% Convertible Subordinated Notes due 2005 must have been converted into equity securities of P-Com common stock.

         o All of the convertible promissory notes issued by P-Com on March 26, 2003 in the aggregate face amount of $1,500,000 and any other convertible promissory notes issued thereafter must have been converted into shares of P-Com equity securities.

TERMINATION OF THE ASSET PURCHASE AGREEMENT (SEE PAGE 42)

         The Asset Purchase Agreement may be terminated before the Acquisition is completed:

         o        by mutual written consent;

         o by either party, if the Acquisition has not been completed by December 31, 2003 through no fault of the terminating party;

         o by either party, if the stockholders of P-Com have not approved the amendment to P-Com's certificate of incorporation to increase the number of authorized shares of common stock, or if the stockholders of SPEEDCOM have not approved and adopted the Asset Purchase Agreement and the Acquisition, at their respective stockholders' meetings;

         o by either party, if the board of directors of the other party accepts or approves an alternate proposal or withdraws its recommendation of the Acquisition; and

         o by either party, if there has been a material breach by the other party of any representation, warranty, covenant or agreement in the Acquisition, and

         o the breach has not been cured within thirty days after written notice (except that no cure period shall be required for a breach, which by its nature cannot be cured); and

         o the breach would result in the failure to satisfy one or more conditions to the Acquisition.

TERMINATION FEES (SEE PAGE 43)

         P-Com or SPEEDCOM may be required to pay a termination fee to the other party as follows:

         o        If P-Com terminates the Asset Purchase Agreement because

                  o of a material breach of the Asset Purchase Agreement by SPEEDCOM;

                  o SPEEDCOM's board of directors approves an alternate proposal and withdraws its recommendation of the Acquisition;

                  o an alternate acquisition proposal remains in effect 60 days prior to December 31, 2003 and SPEEDCOM's stockholders have not approved and adopted the Asset Purchase Agreement and the Acquisition, then SPEEDCOM must pay a termination fee of $500,000 to P-Com.

         o        If SPEEDCOM terminates the Asset Purchase Agreement because

                  o of a material breach of the Asset Purchase Agreement by P-Com;

                  o P-Com's board of directors approves an alternate proposal and withdraws its recommendation of the Acquisition;

                  o an alternate acquisition proposal remains in effect 60 days prior to December 31, 2003 and P-Com's stockholders have not approved the amendment to P-Com's certificate of incorporation to increase the number of authorized shares of common stock, then P-Com must pay a termination fee of $500,000 to SPEEDCOM.

NO SOLICITATION PROVISIONS (SEE PAGE 40)

         The Asset Purchase Agreement contains provisions prohibiting P-Com and SPEEDCOM from initiating or engaging in any discussion regarding a competing acquisition transaction. P-Com and SPEEDCOM have agreed that they and their respective subsidiaries will not, and will cause their respective directors, officers, employees, representatives, investment bankers, agents and affiliates not to, take any action to solicit a competing acquisition proposal. There are limited exceptions to these prohibitions that enable the boards of directors of P-Com and SPEEDCOM to fulfill their fiduciary duties to the P-Com stockholders and SPEEDCOM stockholders, respectively.

APPRAISAL OR DISSENTERS' RIGHTS (SEE PAGE 31)

         Under Delaware law, P-Com and SPEEDCOM stockholders are not entitled to appraisal rights in connection with the Acquisition.

TAX CONSEQUENCES (SEE PAGE 31)

         SPEEDCOM will recognize gain from the Acquisition in an amount equal to the difference between the fair market value of the consideration received from the sale of its assets and liabilities and SPEEDCOM's adjusted tax basis in those same assets and liabilities. However, SPEEDCOM currently has sufficient net operating losses to offset the taxable gain based on the current terms of the Acquisition.

RISK FACTORS (SEE PAGE 7)

         By voting for or against the Acquisition, SPEEDCOM stockholders are effectively deciding whether or not to invest indirectly in P-Com common stock, which will become the sole principal asset of SPEEDCOM following the completion of the Acquisition. By voting for or against the proposal to amend P-Com's certificate of incorporation to increase the number of authorized shares of P-Com common stock, P-Com stockholders are effectively deciding whether or not to approve the Acquisition. SPEEDCOM and P-Com stockholders should carefully consider the factors discussed in the section entitled "Risk Factors" before deciding how to vote on these proposals.

COMPLETION AND EFFECTIVENESS OF THE ACQUISITION (SEE PAGE 29)

         The Acquisition will be completed when all of the conditions to completion of the Acquisition are satisfied or waived in accordance with the Asset Purchase Agreement. P-Com and SPEEDCOM hope to complete the Acquisition in the fourth quarter of 2003.

                           COMPARATIVE PER SHARE DATA

         The following table provides historical and pro forma per share data of P-Com and SPEEDCOM. Pro forma book value per share and earnings per share have been calculated assuming that 67,500,000 shares of P-Com common stock were issued in the Acquisition to SPEEDCOM on the respective dates presented. This information should be read in conjunction with P-Com's and SPEEDCOM's Selected Historical Financial Data, beginning on pages 90 and 92 of this joint proxy statement, the Unaudited Pro Forma Financial Information, beginning on page 93, of this joint proxy statement, P-Com's and SPEEDCOM's Management's Discussion and Analysis of Financial Condition and Results of Operations, beginning on pages 57 and 78 of this joint proxy statement, the financial statements and related notes of P-Com, beginning on page F-1 of this joint proxy statement, and the financial statements and related notes of SPEEDCOM incorporated herein by reference.


                                                                          P-COM      PRO FORMA      SPEEDCOM
                                                                      HISTORICAL       COMBINED    HISTORICAL

BOOK VALUE PER SHARE:
  December 31, 2002...........................................           $(0.45)        $(0.07)       $(0.43)
  June 30, 2003...............................................           $(0.75)        $(0.21)       $(0.61)
LOSS PER SHARE:
Basic and diluted loss from continuing operations per common share:
  Year ended December 31, 2002................................           $(1.74)        $(0.53)       $(0.47)
  Six months ended June 30, 2003..............................           $(0.33)        $(0.14)       $(0.18)
DIVIDENDS PER SHARE:
  Year ended December 31, 2002................................                 -              -             -
  Six months ended June 30, 2003..............................                 -              -             -


-----------

(1) Historical loss from continuing operations per common share for P-Com represent basic and diluted loss per share before discontinued operations.

(2) Historical book value per share for P-Com and SPEEDCOM is computed by dividing stockholders' deficit, less preferred equity, by the number of shares outstanding at the end of each period presented, and excludes common stock equivalents, if any (e.g., warrants, options and other convertible securities).

         MARKET PRICE AND DIVIDEND DATA

         P-Com common stock is quoted on the OTC Bulletin Board under the symbol "PCOM." SPEEDCOM common stock is quoted on OTC Bulletin Board under the symbol "SPWC."

         The table below shows, for the calendar year quarters indicated, the reported high and low sale prices of P-Com common stock, as reported on the NASDAQ National Market until August 28, 2002, on the NASDAQ Small Cap Market until March 10, 2003 and on the OTC Bulletin Board thereafter, and SPEEDCOM common stock, as reported on the OTC Bulletin Board until February 5, 2001, the NASDAQ Small Cap Market until August 22, 2002 and on the OTC Bulletin Board thereafter, in each case based on published financial sources. The P-Com common stock prices have been adjusted to reflect the 1 for 5 reverse stock split implemented on June 27, 2002. Information before September 26, 2000, the date of the merger between SPEEDCOM and LTI Holdings, Inc., ("LTI") is for LTI's common stock. The quotations represent stock prices between dealers and do not include retail mark-up, mark-down or commission and may not represent actual transactions.

                                                                                      P-COM COMMON STOCK  SPEEDCOM COMMON STOCK
                                                                                          HIGH       LOW       HIGH      LOW
                                                                                         -----     -----      -----    -----
2000
First Quarter.......................................................................     $4.74     $1.80      $3.59    $2.13
Second Quarter......................................................................     $3.00     $1.11     $11.72    $3.20
Third Quarter.......................................................................     $1.69     $1.04     $22.90    $9.32
Fourth Quarter......................................................................     $1.23     $0.31     $10.25    $3.81
2001
First Quarter.......................................................................     $1.10     $0.25      $9.13    $3.44
Second Quarter......................................................................     $0.30     $0.11      $5.25    $2.00
Third Quarter.......................................................................     $0.14     $0.05      $2.70    $0.92
Fourth Quarter......................................................................     $0.08     $0.03      $1.35    $0.43
2002
First Quarter.......................................................................     $0.37     $0.13      $0.94    $0.42
Second Quarter......................................................................     $0.36     $0.09      $0.69    $0.11
Third Quarter.......................................................................     $0.82     $0.19      $0.19    $0.02
Fourth Quarter......................................................................     $0.38     $0.15      $0.07    $0.04
2003
First Quarter.......................................................................     $0.31     $0.09      $0.06    $0.02
Second Quarter......................................................................     $0.13     $0.06      $0.09    $0.04
Third Quarter.......................................................................     $0.34     $0.09      $0.13    $0.05
                                                                                         -----     -----      -----    -----


         The following table presents trading information for P-Com common stock and SPEEDCOM common stock on June 16, 2003, the last full trading day before the announcement of the signing of the Asset Purchase Agreement, and October 29, 2003, the last practicable trading day for which information was available before the date of this joint proxy statement. P-Com and SPEEDCOM cannot assure you what the market prices of P-Com or SPEEDCOM common stock will be on the date of completion of the Acquisition. You should obtain current market quotations.


                                                                                   P-COM COMMON STOCK          SPEEDCOM COMMON STOCK
                                                                                   ------------------          ---------------------

Closing price on June 16, 2003..........................................                        $0.12                          $0.06
Closing price on October 29, 2003.......................................                        $0.20                          $0.06


         Neither P-Com nor SPEEDCOM has ever declared or paid cash dividends on its capital stocks. The combined company does not anticipate paying cash dividends on its common stock in the foreseeable future.

                                  RISK FACTORS

         An investment in P-Com and SPEEDCOM common stock is subject to many risks. You should carefully consider the risks described below, together with all of the other information included in this joint proxy statement, including the financial statements and the related notes, before you decide whether to approve the Acquisition. P-Com's and SPEEDCOM's business, operating results and financial condition could be harmed by any of the following risks. The trading price of P-Com and SPEEDCOM common stock could decline due to any of these risks, and you could lose all or part of your investment.

                      RISKS ASSOCIATED WITH THE ACQUISITION



P-COM AND SPEEDCOM MAY NOT REALIZE THE INTENDED BENEFITS OF THE ACQUISITION IF P-COM IS UNABLE TO INTEGRATE BOTH COMPANIES' OPERATIONS, PRODUCTS AND PERSONNEL IN A TIMELY AND EFFICIENT MANNER.

         Achieving the benefits of the Acquisition will depend in part on the integration of P-Com's and SPEEDCOM's operations, products and personnel in a timely and efficient manner. In order for P-Com to provide enhanced and more valuable products to its customers after the Acquisition, P-Com will need to integrate both companies' development operations and product lines. This integration may be difficult and unpredictable because P-Com's and SPEEDCOM's products are highly complex, have been developed independently and were designed without regard to integration. Successful integration of P-Com's and SPEEDCOM's product development operations and product lines also requires coordination of different development and engineering teams, as well as sales and marketing efforts and personnel. This, too, may be difficult and unpredictable because of possible cultural conflicts between the companies and different opinions on product and technology decisions. If P-Com cannot successfully integrate SPEEDCOM's operations, products and personnel with its own, P-Com may not realize the expected benefits of the Acquisition, which could adversely affect P-Com's business.

INTEGRATING P-COM'S AND SPEEDCOM'S OPERATIONS MAY DIVERT MANAGEMENT'S ATTENTION AWAY FROM ITS DAY-TO-DAY OPERATIONS.

         Integration of P-Com's and SPEEDCOM's operations, products and personnel may place a significant burden on P-Com's management and its internal resources. The diversion of P-Com's management's attention and any difficulties encountered in the transition and integration process could harm P-Com's business.

THE ACQUISITION WILL RESULT IN SIGNIFICANT COSTS TO P-COM AND SPEEDCOM, WHETHER OR NOT THE ACQUISITION IS COMPLETED.

         The Acquisition will result in significant costs to P-Com and SPEEDCOM. Transaction costs are estimated to be approximately $250,000. These costs are expected to consist primarily of fees for attorneys, accountants, filing fees and financial printers. All of these costs will be incurred whether or not the Acquisition is completed. In addition, if the Asset Purchase Agreement is terminated under specified circumstances, the terminating party may be obligated to pay a $500,000 termination fee.

FAILURE TO COMPLETE THE ACQUISITION COULD CAUSE P-COM'S OR SPEEDCOM'S STOCK PRICE TO DECLINE.

         If the Acquisition is not completed for any reason, P-Com's or SPEEDCOM's stock price may decline because costs related to the Acquisition, such as legal and accounting, must be paid even if the Acquisition is not completed. In addition, if the Acquisition is not completed, P-Com's or SPEEDCOM's stock price may decline to the extent that the current market price reflects a market assumption that the Acquisition will be completed.

A DIRECTOR OF SPEEDCOM MAY HAVE POTENTIAL CONFLICTS OF INTEREST IN RECOMMENDING THAT YOU VOTE IN FAVOR OF APPROVAL OF THE ACQUISITION.

         One of the directors of SPEEDCOM who recommends that you vote in favor of the Asset Purchase Agreement and the related Acquisition is expected to join the board of directors of P-Com immediately upon consummation of the Acquisition. As a result, he may have interests in the Acquisition that differ from yours. The receipt of any compensation as a result of his election to the board of directors of P-Com may influence this director in making his recommendation that you vote in favor of the Asset Purchase Agreement and the Acquisition.

IF THE CONDITIONS TO THE ACQUISITION ARE NOT MET, THE ACQUISITION WILL NOT
OCCUR.

         Specified conditions must be satisfied or waived to complete the Acquisition. These conditions are summarized in the section captioned "Conditions to Completion of the Acquisition" and are described in detail in the Asset Purchase Agreement. P-Com and SPEEDCOM cannot assure you that each of the conditions will be satisfied. If the conditions are not satisfied or waived, the Acquisition will not occur or will be delayed and P-Com and SPEEDCOM each may lose some or all of the intended benefits of the Acquisition.

IF P-COM'S STOCKHOLDERS DO NOT APPROVE AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF P-COM COMMON STOCK, P-COM WILL BE UNABLE TO CONSUMMATE THE ACQUISITION.

         In connection with the Acquisition, P-Com is asking its stockholders to approve an amendment to its certificate of incorporation to increase the number of shares of common stock that P-Com is authorized to issue. P-Com is currently authorized to issue up to 69,000,000 shares of common stock, and as of August 21, 2003, P-Com had 43,517,644 shares of its common stock outstanding and 19,899,251 shares reserved for issuance upon conversion or exercise of outstanding options, warrants and other convertible securities. Pursuant to the Acquisition, P-Com expects to issue 67,500,000 shares of P-Com common stock to SPEEDCOM. In addition, conditioned upon receipt of stockholder approval, P-Com is expected to issue approximately 106,000,000 shares of common stock upon conversion of P-Com's Series B Preferred Stock, and approximately 146,000,000 shares of common stock upon conversion of P-Com's Series C Preferred Stock. If P-Com's stockholders do not approve the proposal to increase the number of authorized shares of P-Com common stock from 69,000,000 to 700,000,000, then P-Com will be unable to provide the consideration for the Acquisition, nor will it be able to issue the common stock upon conversion of the Series B or Series C Preferred Stock.

P-COM AND SPEEDCOM MAY WAIVE ONE OR MORE OF THE CONDITIONS TO THE ACQUISITION WITHOUT RESOLICITING STOCKHOLDER APPROVAL FOR THE ACQUISITION.

         Each of the conditions to P-Com's and SPEEDCOM's obligations to complete the Acquisition may be waived, in whole or in part, to the extent permitted by applicable laws, by agreement of P-Com and SPEEDCOM. The boards of directors of P-Com and SPEEDCOM will evaluate the materiality of any such waiver to determine whether amendment of this joint proxy statement and resolicitation of proxies is warranted. However, P-Com and SPEEDCOM generally do not expect any such waiver to be sufficiently material to warrant resolicitation of their stockholders. In the event that the board of directors of P-Com or SPEEDCOM determines any such waiver is not sufficiently material to warrant resolicitation of stockholders, the applicable company will have the discretion to complete the Acquisition without seeking further stockholder approval.

SALES OF P-COM'S AND SPEEDCOM'S PRODUCTS COULD DECLINE OR BE INHIBITED IF CUSTOMER RELATIONSHIPS ARE DISRUPTED BY THE ACQUISITION.

         The Acquisition may have the effect of disrupting customer relationships. P-Com's and SPEEDCOM's customers or potential customers may delay or alter buying patterns during the pendency of and following the Acquisition. Customers may defer purchasing decisions as they evaluate the likelihood of successful integration of P-Com's and SPEEDCOM's products and P-Com's future product strategy following the Acquisition. P-Com's or SPEEDCOM's customers or potential customers may instead purchase products of competitors. In addition, by increasing the breadth of P-Com's business, the Acquisition may make it more difficult for P-Com to enter into relationships with customers and strategic partners, some of whom may view P-Com, following the Acquisition, as a more direct competitor than P-Com prior to the Acquisition. Any significant delay or reduction in orders for P-Com's or SPEEDCOM's products could cause P-Com's sales, following the Acquisition, to decline.

       RISKS RELATING TO THE OPERATIONS OF P-COM FOLLOWING THE ACQUISITION



CONTINUING WEAKNESS IN THE TELECOMMUNICATIONS EQUIPMENT AND SERVICES SECTOR HAS ADVERSELY AFFECTED THE OPERATING RESULTS, FUTURE GROWTH AND STABILITY OF P-COM'S BUSINESS.

         There is an ongoing severe worldwide slowdown in the telecommunications equipment and services sector that P-Com expects will continue to adversely affect P-Com following the completion of the Acquisition. Customers, particularly systems operators and integrated system providers, are deferring capital spending and orders to suppliers, such as P-Com, and in general are not building out any significant additional infrastructure at this time. In the United States, most competitive local exchange carriers have declared bankruptcy and, internationally, 3G network rollout and commercialization continue to experience delays. In addition, P-Com's accounts receivable, inventory turnover, and operating stability can be jeopardized if its customers experience financial distress. P-Com does not believe that its products sales levels can recover while an industry-wide slowdown in demand persists.

         Global economic conditions have had a depressing effect on sales levels in past years, including a significant slowdown for P-Com in 1998 and 2001, and continuing through 2003. The soft economy and slowdown in capital spending encountered in the United States, the United Kingdom, continental Europe, parts of Asia, and other geographic markets have had a significant depressing effect on the sales levels of telecommunications products, such as P-Com's. These factors may continue to adversely affect P-Com's business, financial condition and results of operations. P-Com cannot sustain itself at the currently depressed sales levels, unless it is able to substantially reduce costs or obtain additional debt or equity financing.

P-COM'S BUSINESS AND FINANCIAL POSITIONS HAVE DETERIORATED SIGNIFICANTLY.

         P-Com's business and financial positions have deteriorated significantly. P-Com's core business product sales were reduced sharply beginning with the second half of 2001. From inception to June 30, 2003, P-Com's aggregate net loss is approximately $365.2 million. At June 30, 2003, P-Com's cash, working capital, accounts receivable, inventory, total assets, employee headcount, backlog and total stockholders' equity are all substantially below levels of one year ago. P-Com has negative working capital of $33.3 million as of June 30, 2003. P-Com's short-term liquidity deficiency could disrupt its supply chain, and result in its inability to manufacture and deliver its products, which would adversely affect its results of operations.

         P-Com's independent accountants' opinion on its 2002 consolidated financial statements includes an explanatory paragraph indicating substantial doubt about P-Com's ability to continue as a going concern. To continue long term as a going concern, P-Com will have to increase its sales, decrease its costs, and possibly induce other creditors to forebear or to convert to equity, raise additional equity financing, and/or raise new debt financing. P-Com may not accomplish these tasks.

P-COM MAY ENTER INTO SUBSEQUENT AGREEMENTS TO MERGE OR CONSOLIDATE WITH OTHER COMPANIES, AND IT MAY INCUR SIGNIFICANT COSTS IN THE PROCESS, WHETHER OR NOT THE TRANSACTIONS ARE COMPLETED.

         P-Com signed an Agreement and Plan of Merger with Telaxis Communications Corporation, dated September 9, 2002. The merger agreement was terminated by mutual agreement on January 7, 2003. On January 27, 2003, P-Com signed a letter of intent to acquire privately held Procera Networks Inc., of

Sunnyvale, California, in a stock-for-stock transaction. The acquisition effort was terminated in April 2003. P-Com may enter into other acquisition agreements, in addition to the Asset Purchase Agreement with SPEEDCOM, in furtherance of P-Com's strategy to consolidate with other companies in the fixed wireless market. P-Com may not be able to close any acquisitions on the timetable it anticipates, if at all. P-Com has and may further incur significant non-recoverable expenses in these efforts.

P-COM DOES NOT HAVE THE CUSTOMER BASE OR OTHER RESOURCES OF MORE ESTABLISHED COMPANIES, WHICH MAKES IT DIFFICULT FOR IT TO ADDRESS THE LIQUIDITY AND OTHER CHALLENGES IT FACES.

         Although P-Com has installed and has in operation over 150,000 radio units globally, it has not developed a large installed base of its equipment or the kind of close relationships with a broad base of customers of a type enjoyed by larger, more developed companies, which would provide a base of financial performance from which to launch strategic initiatives and withstand business reversals. In addition, P-Com has not built up the level of capital often enjoyed by more established companies, so from time to time it faces serious challenges in financing its continued operations. P-Com may not be able to successfully address these risks.

P-COM RELIES ON A LIMITED NUMBER OF CUSTOMERS FOR A MATERIAL PORTION OF ITS SALES AND THE LOSS OF OR REDUCTION IN SALES TO ANY OF THOSE CUSTOMERS COULD HARM ITS BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATION.

         For the six-month period ended June 30, 2003, sales to four customers accounted for 53% of sales. P-Com's ability to maintain or increase its sales in the future will depend, in part upon its ability to obtain orders from new customers as well as the financial condition and success of its customers, the telecommunications industry and the global economy. P-Com's customer concentration also results in concentration of credit risk. As of June 30, 2003, four customers accounted for 63% of P-Com's total accounts receivable balances. Many of P-Com's significant recurring customers are located outside the United States, primarily in the Asia-Pacific Rim areas, United Kingdom, continental Europe, and Latin America. Some of these customers are implementing new networks and are themselves in the various stages of development. They may require additional capital to fully implement their planned networks, which may be unavailable to them on an as-needed basis, and which P-Com cannot supply in terms of long-term financing.

         If P-Com's customers cannot finance their purchases of its products or services, this may adversely affect P-Com's business, operations and financial condition. Financial difficulties of existing or potential customers may also limit the overall demand for P-Com's products and services. Current customers in the telecommunications industry have, from time to time, undergone financial difficulties and may therefore limit their future orders or find it difficult to pay for products sold to them. Any cancellation, reduction or delay in orders or shipments, for example, as a result of manufacturing or supply difficulties or a customer's inability to finance its purchases of P-Com's products or services, would adversely affect P-Com's business. Difficulties of this nature have occurred in the past and P-Com believes they can occur in the future. For instance, in July 2002, P-Com announced a multiple year $100 million supply agreement with an original equipment manufacturer in China. Even with an agreement in place, the customer has changed the timing and the product mix requested, and has cancelled or delayed many of its orders. Enforcement of the specific terms of the agreement could be difficult and expensive within China, and P-Com may not ultimately realize the total benefits currently expected in the contract period.

         Finally, acquisitions in the telecommunications industry are common, which tends to further concentrate the potential customer base in larger companies.

P-COM FACES SUBSTANTIAL COMPETITION AND MAY NOT BE ABLE TO COMPETE EFFECTIVELY.

         P-Com is experiencing intense competition worldwide from a number of leading telecommunications equipment and technology suppliers. These companies offer a variety of competitive products and services and some offer broader telecommunications product lines. These companies include Alcatel Network Systems, Alvarion, Stratex Networks, Ceragon, Ericsson Limited, Harris Corporation-Farinon Division, NEC, NERA, Nokia Telecommunications, SIAE, Siemens, and Proxim. Many of these companies have greater installed bases, financial resources and production, marketing, manufacturing, engineering and other capabilities than P-Com does. P-Com faces actual and potential competition not only from these established companies, but also from start-up companies that are developing and marketing new commercial products and services. Some of P-Com's current and prospective customers and partners have developed, are currently developing or could manufacture products competitive with P-Com's products. Nokia and Ericsson have developed competitive radio systems, and there is new technology featuring free space optical systems now in the marketplace.

         The principal elements of competition in P-Com's market and the basis upon which customers may select its systems include price, performance, software functionality, perceived ability to continue to be able to meet delivery requirements, and customer service and support. Recently, certain competitors have announced the introduction of new competitive products, including related software tools and services, and the acquisition of other competitors and competitive technologies. P-Com expects competitors to continue to improve the performance and lower the price of their current products and services and to introduce new products and services or new technologies that provide added functionality and other features. New product and service offerings and enhancements by P-Com's competitors could cause a decline in sales or loss of market acceptance of its systems. New offerings could also make P-Com's systems, services or technologies obsolete or non-competitive. In addition, P-Com is experiencing significant price competition and expects that competition to intensify.

P-COM'S OPERATING RESULTS HAVE BEEN ADVERSELY AFFECTED BY DETERIORATING GROSS MARGINS.

         The intense competition for many of P-Com's products has resulted in a continued reduction in its average selling prices. These reductions have not been offset by a corresponding decrease in cost of goods sold, resulting in deteriorating gross margins in many of its product lines. These deteriorating gross margins may continue in the short term. Reasons for the decline include the maturation of the systems, the effect of volume price discounts in existing and future contracts and the intensification of competition.

         If P-Com cannot significantly reduce costs, develop new products in a timely manner, or in the event it fails to achieve increased sales of new products at a higher average selling price, then it may be unable to offset declining average selling prices in many of its product lines. If P-Com is unable to offset declining average selling prices, or achieve corresponding decreases in manufacturing operating expenses, its gross margins will continue to decline.

P-COM'S OPERATING RESULTS COULD BE ADVERSELY AFFECTED BY CONTINUED DECLINE IN CAPITAL SPENDING IN THE TELECOMMUNICATIONS MARKET.

         Although much of the anticipated growth in the telecommunications infrastructure is expected to result from the entrance of new service providers, many new providers do not have the financial resources of existing service providers. For example in the United States, most competitive local exchange carriers are experiencing financial distress. If these new service providers are unable to adequately finance their operations, they may cancel or delay orders. Moreover, purchase orders are often received and accepted far in advance of shipment and, as a result, P-Com typically permits orders to be modified or canceled with limited or no penalties. In periods of weak capital spending on the part of traditional customers, P-Com is at risk for curtailment or cancellation of purchase orders, which can lead to adverse operating results. Ordering materials and building inventory based on customer forecasts or non-binding orders can also result in large inventory write-offs, such as what occurred in 2000 and 2001, and continued to incur in 2003.

         Global economic conditions have had a depressing effect on sales levels in the past two and one-half years. The soft economy and reported slowdown in capital spending in 2001 and 2002 in the United States and European telecommunications markets have had a significant depressing effect on the sales levels in both years. In fiscal 2002, P-Com's sales in the United States and Europe markets totaled $12.2 million, compared to $79.4 million in 2001. This trend has continued in 2003.

FAILURE TO MAINTAIN ADEQUATE LEVELS OF INVENTORY COULD RESULT IN A REDUCTION OR DELAY IN SALES AND HARM P-COM'S RESULTS OF OPERATIONS.

         P-Com's customers have increasingly been demanding short turnaround on orders rather than submitting purchase orders far in advance of expected shipment dates. This practice requires that P-Com keep inventory on hand to meet market demands. Given the variability of customer needs and purchasing power, it is difficult to predict the amount of inventory needed to satisfy customer demand. If P-Com over-estimates or under-estimates inventory requirements to fulfill customer needs, or if purchase orders are terminated by customers, P-Com's results of operations could continue to be adversely affected. In particular, increases in inventory or cancellation of purchase orders could adversely affect operations if the inventory is ultimately not used or becomes obsolete. This risk was realized in the large inventory write-downs from 1999 to 2002, and a $5.5 million write-down in the first two quarters of 2003.

P-COM'S LIMITED MANUFACTURING CAPACITY AND SOURCES OF SUPPLY MAY AFFECT ITS ABILITY TO MEET CUSTOMER DEMAND, WHICH WOULD HARM ITS SALES AND DAMAGE ITS REPUTATION.

         P-Com's internal manufacturing capacity, by design, is very limited. Under certain market conditions, as for example when there is high capital spending and rapid system deployment, P-Com's internal manufacturing capacity will not be sufficient to fulfill customers' orders. P-Com would therefore rely on contract manufacturers to produce its systems, components and subassemblies. P-Com's failure to manufacture, assemble and ship systems and meet customer demands on a timely and cost-effective basis could damage relationships with customers and have a material adverse effect on its business, financial condition and results of operations.

         In addition, certain components, subassemblies and services necessary for the manufacture of P-Com's systems are obtained from a sole supplier or a limited group of suppliers. Many of these suppliers are in difficult financial positions as a result of the significant slowdown that P-Com, too, has experienced. P-Com's reliance on contract manufacturers and on sole suppliers or a limited group of suppliers involves risks. P-Com has from time to time experienced an inability to obtain, or to receive in a timely manner, an adequate supply of finished products and required components and subassemblies. This inability is due to the above factors and, in some cases, P-Com's financial condition. As a result, P-Com has less control over the price, timely delivery, reliability and quality of finished products, components and subassemblies.

         A significant ramp-up of production of products and services could require P-Com to make substantial capital investments in equipment and inventory, in recruitment and training of additional personnel and possibly in investment in additional manufacturing facilities. If undertaken, P-Com anticipates these expenditures would be made in advance of increased sales. In this event, operating results would be adversely affected from time-to-time due to short-term inefficiencies associated with the addition of equipment and inventory, personnel or facilities and these cost categories may periodically increase as a percentage of revenues.

FAILURE TO MAINTAIN A VALID CERTIFICATE FOR ISO 9001:1994 AND UPGRADE THE CERTIFICATE TO ISO 9001:2000 MAY ADVERSELY AFFECT OUR SALES.

         Many of P-Com's customers require their vendors to maintain a valid ISO Quality certificate before placing purchase orders. P-Com has had a certificate since December 7, 1993. On December 15, 2003, ISO requires all holders of ISO 9001:1994 to upgrade to ISO 9001:2000. If P-Com is unsuccessful in its efforts to upgrade to ISO 9001:2000, its ability to secure purchase orders for its products may be adversely affected.

P-COM'S BUSINESS DEPENDS ON THE ACCEPTANCE OF ITS PRODUCTS AND SERVICES, AND IT IS UNCERTAIN WHETHER THE MARKET WILL ACCEPT AND DEMAND ITS PRODUCTS AND SERVICES AT LEVELS NECESSARY FOR SUCCESS.

         P-Com's future operating results depend upon the continued growth and increased availability and acceptance of micro cellular, personal communications networks/personal communications services and wireless local loop access telecommunications services in the United States and internationally. The volume and variety of wireless telecommunications services or the markets for and acceptance of the services may not continue to grow as expected. The growth of these services may also fail to create anticipated demand for P-Com's systems. Predicting which segments of these markets will develop and at what rate these markets will grow is difficult.

         Some sectors of the telecommunications market will require the development and deployment of an extensive and expensive telecommunications infrastructure. In particular, the establishment of personal communications networks/personal communications services networks requires significant capital expenditures. Communications providers may determine not to make the necessary investment in this infrastructure, or the creation of this infrastructure may not occur in a timely manner, as has been the case in 2001 through the second quarter of 2003. Moreover, one potential application of P-Com's technology, the use of its systems in conjunction with the provision of alternative wireless access in competition with the existing wireline local exchange providers, depends on the pricing of wireless telecommunications services at rates competitive with those charged by wireline operators. Rates for wireless access must become competitive with rates charged by wireline companies for this approach to be successful. Absent that, consumer demand for wireless access will be negatively affected. If P-Com allocates resources to any market segment that does not grow, it may be unable to reallocate capital and other resources to other market segments in a timely manner, ultimately curtailing or eliminating its ability to enter the other segments.

         Certain current and prospective customers are delivering services and features that use competing transmission media, such as fiber optic and copper cable, particularly in the local loop access market. To successfully compete with existing products and technologies, P-Com must offer systems with superior price and performance characteristics and extensive customer service and support. Additionally, P-Com must supply these systems on a timely and cost-effective basis, in sufficient volume to satisfy these prospective customers' requirements, in order to induce them to transition to P-Com's technologies. Any delay in the adoption of P-Com's systems and technologies may result in prospective customers using alternative technologies in their next generation of systems and networks. P-Com's financial condition may prevent P-Com from meeting this customer demand or may dissuade potential customers from purchasing from P-Com.

         Prospective customers may design their systems or networks in a manner that excludes or omits P-Com's products and technology. Existing customers may not continue to include P-Com's systems in their products, systems or networks in the future. P-Com's technology may not replace existing technologies and achieve widespread acceptance in the wireless telecommunications market. Failure to achieve or sustain commercial acceptance of P-Com's currently available radio systems or to develop other commercially acceptable radio systems would materially adversely affect P-Com.

DUE TO P-COM'S INTERNATIONAL SALES AND OPERATIONS, P-COM IS EXPOSED TO ECONOMIC AND POLITICAL RISKS AND SIGNIFICANT FLUCTUATIONS IN THE VALUE OF FOREIGN CURRENCIES RELATIVE TO THE UNITED STATES DOLLAR.

         As a result of P-Com's current heavy dependence on international markets, especially in the United Kingdom, the European continent, the Middle East, China, and Latin America, P-Com faces economic, political and foreign currency fluctuations that are often more volatile than those commonly experienced in the United States. Approximately 90% of P-Com's sales in the six-month period ended June 30,2003 were made to customers located outside of the United States. Historically, P-Com's international sales have been denominated in British pounds sterling, Euros or United States dollars. A decrease in the value of British pounds or Euros relative to United States dollars, if not hedged, will result in exchange loss for P-Com if it has Euro or British pounds sterling denominated sales. Conversely, an increase in the value of Euro and British pounds sterling will result in increased margins for P-Com on Euro or British pounds sterling denominated sales as its functional currency is in United States dollars. For international sales that P-Com would require to be United States dollar-denominated, such a decrease in the value of foreign currencies could make its systems less price- competitive if competitors choose to price in other currencies and could adversely affect its financial condition.

         P-Com funds its Italian subsidiary's operating expenses, which are denominated in Euros. An increase in the value of Euro currency, if not hedged relative to the United States dollar, could result in more costly funding for P-Com's Italian operations, and as a result, higher cost of production to it as a whole. Conversely, a decrease in the value of Euro currency will result in cost savings for P-Com.

         Additional risks are inherent in P-Com's international business activities. These risks include:

         o        changes in regulatory requirements;

         o costs and risks of localizing systems (homologation) in foreign countries;

         o availability of suitable export financing, particularly in the case of large projects which P-Com must ship in short periods; P-Com's bank line of credit allows this financing up to $4.0 million, subject to numerous conditions;

         o timing and availability of export licenses, tariffs and other trade barriers;

         o difficulties in staffing and managing foreign operations, branches and subsidiaries;

         o        difficulties in managing distributors;

         o        terrorist activities;

         o recurrence of worldwide health epidemic similar to SARS, which significantly affected P-Com's ability to travel and do business in Asia and the Pacific Rim areas;

         o        potentially adverse tax consequences; and

         o        difficulty in accounts receivable collections, if applicable.

         Due to political and economic instability in new markets, economic, political and foreign currency fluctuations may be even more volatile than conditions in developed countries. Countries in the Asia/Pacific, African, and Latin American regions have in recent years experienced weaknesses in their currency, banking and equity markets. These weaknesses have adversely affected and could continue to adversely affect demand for P-Com's products.

P-COM'S INTERNATIONAL OPERATIONS SUBJECT P-COM TO THE LAWS, REGULATIONS AND LOCAL CUSTOMS OF THE COUNTRIES IN WHICH IT CONDUCTS BUSINESS, WHICH MAY BE SIGNIFICANTLY DIFFERENT FROM THOSE OF THE UNITED STATES.

         In many cases, local regulatory authorities own or strictly regulate international telephone companies. Established relationships between government-owned or government-controlled telephone companies and their traditional indigenous suppliers of telecommunications often limit access to these markets. The successful expansion of P-Com's international operations in some markets will depend on its ability to locate, form and maintain strong relationships with established companies providing communication services and equipment in designated regions. The failure to establish these regional or local relationships or to successfully market or sell P-Com's products in specific international markets could limit its ability to compete in today's highly competitive local markets for broadband wireless equipment.

         In addition, many of P-Com's customer purchases and other agreements are governed by a wide variety of complex foreign laws, which may differ significantly from United States laws. Therefore, P-Com may be limited in its ability to enforce its rights under those agreements and to collect damages, if awarded in any litigation.

GOVERNMENTAL REGULATIONS AFFECTING MARKETS IN WHICH P-COM COMPETES COULD ADVERSELY AFFECT ITS BUSINESS AND RESULTS OF OPERATIONS.

         Radio communications are extensively regulated by the United States and foreign governments as well as by international treaties. P-Com's systems must conform to a variety of domestic and international requirements established to, among other things, avoid interference among users of radio frequencies and to permit interconnection of equipment. Historically, in many developed countries, the limited availability of radio frequency spectrum has inhibited the growth of wireless telecommunications networks. Each country's regulatory process differs. To operate in a jurisdiction, P-Com must obtain regulatory approval for its systems and comply with differing regulations.

         Regulatory bodies worldwide continue to adopt new standards for wireless telecommunications products. The delays inherent in this governmental approval process may cause the cancellation, postponement or rescheduling of the installment of communications systems by P-Com's customers and P-Com. The failure to comply with current or future regulations or changes in the interpretation of existing regulations could result in the suspension or cessation of operations. Those regulations or changes in interpretation could require P-Com to modify its products and services and incur substantial costs in order to comply with the regulations and changes.

         In addition, P-Com is also affected by domestic and international authorities' regulation of the allocation and auction of the radio frequency spectrum. Equipment to support new systems and services can be marketed only if permitted by governmental regulations and if suitable frequency allocations are auctioned to service providers. Establishing new regulations and obtaining frequency allocation at auction is a complex and lengthy process. If PCS operators and others are delayed in deploying new systems and services, P-Com could experience delays in orders. Similarly, failure by regulatory authorities to allocate suitable frequency spectrum could have a material adverse effect on P-Com's results. In addition, delays in radio frequency spectrum auction process in the United States could delay P-Com's ability to develop and market equipment to support new services.

         P-Com operates in a regulatory environment subject to significant change. Regulatory changes, which are affected by political, economic and technical factors, could significantly impact P-Com's operations by restricting its development efforts and those of its customers, making current systems obsolete or increasing competition. Any such regulatory changes, including changes in the allocation of available spectrum, could have a material adverse effect on P-Com's business, financial condition and results of operations. P-Com may also find it necessary or advisable to modify its systems and services to operate in compliance with these regulations. These modifications could be expensive and time-consuming.

     RISKS RELATING TO THE OPERATIONS OF SPEEDCOM FOLLOWING THE ACQUISITION



SPEEDCOM MAY HAVE INSUFFICIENT ASSETS AND CASH FLOW TO PAY ITS OBLIGATIONS AS THEY BECOME DUE.

         Following completion of the Acquisition, SPEEDCOM's assets will consist of shares of P-Com common stock received in the Acquisition, which will not be marketable by SPEEDCOM for at least 185 days following completion of the Acquisition, and up to $200,000 of cash and accounts receivable, as determined in accordance with the following formula. SPEEDCOM will be entitled to retain $200,000 of cash and accounts receivable, provided, that for every dollar of accounts payable that SPEEDCOM reduces through negotiations with its creditors, SPEEDCOM shall receive credit for $0.50 for each such dollar reduction, which such credit shall be retained by SPEEDCOM. As of September 2, 2003, SPEEDCOM had accounts receivable of approximately $515,000 and accounts payable of $814,000. Therefore, if the Acquisition had occurred on that date, SPEEDCOM would have retained cash and accounts receivable in the amount of $200,000.

         The Asset Purchase Agreement obligates SPEEDCOM to retain certain liabilities. If the Acquisition occurred on September 2, 2003, these liabilities would have amounted to approximately $2.0 million in the aggregate. Therefore, if the Acquisition had occurred on September 2, 2003, SPEEDCOM would have had cash and accounts receivable in the amount of $200,000 and liabilities in the amount of $2.0 million.

SPEEDCOM MAY NOT BE ABLE TO SELL ITS SHARES OF P-COM COMMON STOCK ON ACCEPTABLE TERMS OR AT ALL.

         As part of the Acquisition, SPEEDCOM will receive 67,500,000 shares of P-Com common stock in consideration for its assets. Assuming that SPEEDCOM receives 67,500,000 shares of P-Com common stock in the Acquisition and based on the closing price of P-Com common stock on September 2, 2003, these shares would have a value of $12,825,000. The shares of P-Com common stock that SPEEDCOM will receive in the Acquisition will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and, as a result, the resale of those shares by SPEEDCOM will be subject to substantial restrictions.

         Under the registration rights agreement that P-Com and SPEEDCOM will enter into upon completion of the Acquisition, SPEEDCOM will be granted the right to have the resale of its shares of P-Com common stock registered for resale in the public markets. But this registration right will not be exercisable by SPEEDCOM for at least 185 days following completion of the Acquisition. The market for P-Com common stock is limited, and SPEEDCOM may not be able to sell its shares of P-Com common stock on acceptable terms or at all, even after the resale of those shares has been registered pursuant to the Securities Act.

SPEEDCOM MAY LACK THE FINANCIAL RESOURCES TO FUND ITS CONTINUING OPERATIONS.

         Following the closing of the Acquisition, SPEEDCOM will become a holding company. As such, its only source of revenues will be earnings on its investment portfolio, consisting of an estimated $200,000 in cash and accounts receivable, net of its estimated retained liabilities of $2.0 million as of September 2, 2003, and its shares of P-Com common stock, having a market value of $12,825,000 as of September 2, 2003. After the Acquisition, SPEEDCOM will continue to incur expenses, relating primarily to its administration and the accounting, legal and other expenses related to maintaining its status as a publicly reporting company under the Securities Exchange Act of 1934. SPEEDCOM's investment income, together with any proceeds from the sale of its shares of P-Com common stock, may not be sufficient to pay these expenses as they come due.

SPEEDCOM MAY BECOME SUBJECT TO REGULATION AS AN INVESTMENT COMPANY.

         As soon as reasonably possible following the closing of the Acquisition, SPEEDCOM intends to be engaged primarily in a business other than that of investing, reinvesting, owning, holding or trading in securities. Consequently, for a period of one year following the closing of the Acquisition, SPEEDCOM will not be subject to regulation as an investment company. If, at the expiration of this one-year period, SPEEDCOM continues to own P-Com common stock or other investment securities that comprise 40% or more of its total assets, SPEEDCOM may become subject to extensive regulation as an investment company under the Investment Company Act of 1940, which would impose significant regulatory burdens and costs on SPEEDCOM and impose limitations upon its permitted activities.

RISK  RELATING  TO  CAPITAL   MARKETS  AND  P-COM  COMMON  STOCK  FOLLOWING  THE
ACQUISITION



The NASDAQ Small Cap Market has delisted P-Com's common stock and this may severely limit the ability of P-Com's stockholders to sell any of their shares of P-Com common stock.

         NASDAQ moved P-Com's stock listing from the NASDAQ National Market to the NASDAQ Small Cap Market, effective August 27, 2002, due to P-Com's failure to meet certain listing requirements, including a minimum bid price of $1.00 per share. P-Com subsequently failed to meet certain NASDAQ Small Cap Market quantitative listing standards, including a minimum $1.00 per share bid price requirement, and the NASDAQ Listing Qualifications Panel determined that P-Com common stock would no longer be listed on the NASDAQ Small Cap Market. Effective March 10, 2003, P-Com's common stock commenced trading electronically on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. This move could result in a less liquid market available for existing and potential stockholders to trade shares of P-Com common stock and could ultimately further depress the trading price of P-Com common stock.

         P-Com's common stock is subject to the SEC's "penny stock" regulation. For transactions covered by this regulation, broker-dealers must make a special suitability determination for the purchase of the securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, the rules generally require the delivery, prior to the transaction, of a risk disclosure document mandated by the SEC relating to the penny stock market. The broker-dealer is also subject to additional sales practice requirements. Consequently, the penny stock rules may restrict the ability of broker-dealers to sell shares of P-Com common stock and may affect the ability of holders to sell P-Com common stock in the secondary market, and the price at which a holder can sell P-Com common stock.

P-COM'S PROSPECTS FOR OBTAINING ADDITIONAL FINANCING ARE UNCERTAIN AND FAILURE TO ACHIEVE PROFITABILITY OR OBTAIN NEEDED FINANCING WILL AFFECT ITS ABILITY TO PURSUE FUTURE GROWTH, HARM ITS BUSINESS OPERATIONS AND AFFECT ITS ABILITY TO CONTINUE AS A GOING CONCERN.

         If P-Com is unable to achieve profitability or raise additional debt or equity financing, it will not be able to continue as a going concern. P-Com's future capital requirements will depend upon many factors, including a re-energized telecommunications market, development costs of new products and related software tools, potential acquisition opportunities, maintenance of adequate manufacturing facilities and contract manufacturing agreements, progress of research and development efforts, expansion of marketing and sales efforts and status of competitive products. Additional financing may not be available in the future on acceptable terms or at all. P-Com's history of substantial operating losses could also severely limit P-Com's ability to raise additional financing. In addition, given the recent price of its common stock, if P-Com raises additional funds by issuing equity securities, additional significant dilution to its stockholders could result.

         If P-Com is unable to increase sales, decrease costs, or obtain additional equity or debt financing, P-Com may be required to close business or product lines, further restructure or refinance its debt or delay, scale back further or eliminate its research and development program, or manufacturing operations. P-Com may also need to obtain funds through arrangements with partners or others that may require it to relinquish its rights to certain technologies or potential products or other assets. P-Com's inability to obtain capital, or its ability to obtain additional capital only upon onerous terms, could very seriously damage its business, operating results and financial condition.

ISSUING ADDITIONAL SECURITIES AS A MEANS OF RAISING CAPITAL AND THE FUTURE SALES OF THESE SECURITIES IN THE PUBLIC MARKET COULD LOWER P-COM'S STOCK PRICE AND ADVERSELY AFFECT ITS ABILITY TO RAISE ADDITIONAL CAPITAL IN SUBSEQUENT FINANCINGS.

         P-Com has traditionally relied on debt and equity financings to meet its working capital needs, including issuances of Series B Preferred Stock and Series C Preferred Stock in August and October 2003, respectively. If the securities that P-Com issues in these financings are subsequently sold in the public market, the trading price of its common stock may be negatively affected. As of October 29, 2003, the last reported sale price of P-Com common stock was $0.20. If the market price of P-Com common stock continues to decrease, P-Com may not be able to conduct additional financings in the future on acceptable terms or at all, and its ability to raise additional capital will be significantly limited.

IF P-COM'S PROPOSAL TO AMEND ITS CERTIFICATE OF INCORPORATION IS APPROVED, P-COM WILL BE ABLE TO CONDUCT ADDITIONAL EQUITY FINANCING TRANSACTIONS, WHICH MAY BE DILUTIVE TO ITS STOCKHOLDERS.

         Having a sufficient number of authorized shares of P-Com common stock to issue to SPEEDCOM in the Acquisition is only one of the reasons why P-Com is asking its stockholders to approve the proposal to amend its certificate of incorporation. If P-Com's certificate of incorporation is amended and the number of authorized shares of P-Com common stock is increased to 700,000,000, assuming exercise or conversion of all outstanding options, warrants and other convertible securities, P-Com will have approximately 115,000,000 shares available for issuance following the Acquisition. P-Com may use these shares to conduct additional financing transactions in which shares of P-Com common stock or other securities that are convertible or exercisable for shares of P-Com common stock are issued. Given the current market price of P-Com common stock, any additional financing that involves the issuance of P-Com common stock or other securities that are convertible into or exercisable for P-Com common stock will result in significant dilution to P-Com's stockholders, including SPEEDCOM following the Acquisition.

IF P-COM'S PROPOSAL TO AMEND ITS BYLAWS IS APPROVED, P-COM WILL HAVE A GREATER ABILITY TO CONDUCT FINANCING TRANSACTIONS USING ITS EQUITY SECURITIES AND, AS A RESULT, MAY CAUSE FURTHER DILUTION TO ITS STOCKHOLDERS.

         If P-Com's proposal to amend its bylaws is approved by P-Com's stockholders, P-Com will be able to issue securities that are convertible into or exercisable for shares of P-Com common stock at a conversion or exercise price that is subject to downward adjustment without obtaining stockholder approval. This downward adjustment mechanism is designed to protect the holders of these securities from having their investments diluted by future issuances of P-Com common stock at a lower price per share. This is accomplished by issuing an increased number of shares of P-Com common stock to these security holders upon the conversion or exercise of those securities. If the market price of P-Com common stock continues to decline and P-Com is forced to continue raising capital through dilutive equity financings, the holders of these convertible securities will be protected from any dilution that may occur but, as a result, P-Com's other stockholders will be diluted to a greater extent than if these convertible securities did not exist.

P-COM'S STOCK PRICE HAS BEEN VOLATILE AND HAS EXPERIENCED SIGNIFICANT DECLINE, AND IT MAY CONTINUE TO BE VOLATILE AND CONTINUE TO DECLINE.

         In recent years, the stock market in general, and the market for shares of small capitalization technology stocks in particular, have experienced extreme price fluctuations. These fluctuations have often negatively affected small cap companies such as P-Com, and may impact its ability to raise equity capital in periods of liquidity crunch. Companies with liquidity problems also often experience downward stock price volatility. P-Com believes that factors such as announcements of developments relating to its business (including any financings or any resolution of liabilities), announcements of technological innovations or new products or enhancements by P-Com or its competitors, developments in the emerging countries' economies, sales by competitors, sales of significant volumes of P-Com common stock into the public market, developments in its relationships with customers, partners, lenders, distributors and suppliers, shortfalls or changes in revenues, gross margins, earnings or losses or other financial results that differ from analysts' expectations, regulatory developments and fluctuations in results of operations could and have caused the price of P-Com common stock to fluctuate widely and decline over the past two years during the telecommunications recession. The market price of P-Com common stock may continue to decline, or otherwise continue to experience significant fluctuations in the future, including fluctuations that are unrelated to P-Com's performance.

P-COM HAS ADOPTED ANTI-TAKEOVER DEFENSES THAT COULD DELAY OR PREVENT AN ACQUISITION OF P-COM.

         P-Com's stockholder rights plan, certificate of incorporation, equity incentive plans, bylaws and Delaware law may have a significant effect in delaying, deferring or preventing a change in control and may adversely affect the voting and other rights of other holders of P-Com common stock.

         The rights of the holders of P-Com common stock will be subject to, and may be adversely affected by, the rights of any other preferred stock that may be issued in the future, including the Series A Junior Participating Preferred Stock that may be issued pursuant to the stockholder rights plan, upon the occurrence of certain triggering events. In general, the stockholder rights plan provides a mechanism by which the share position of anyone that acquires 15% or more (or 20% or more in the case of the State of Wisconsin Investment Board and Firsthand Capital Management) of P-Com's common stock will be substantially diluted. Future issuance of stock or additional preferred stock could have the effect of making it more difficult for a third party to acquire a majority of P-Com's outstanding voting stock.

ISSUING ADDITIONAL SHARES BY SALE OF P-COM'S SECURITIES IN THE PUBLIC MARKET AS A PRIMARY MEANS OF RAISING WORKING CAPITAL COULD LOWER P-COM'S STOCK PRICE AND IMPAIR ITS ABILITY IN NEW STOCK OFFERINGS TO RAISE FUNDS TO CONTINUE OPERATIONS.

         Future sales of P-Com's common stock, particularly shares issued upon the exercise or conversion of outstanding or newly issued securities upon exercise of its outstanding options, could have a significant negative effect on the market price of P-Com's common stock. These sales might also make it more difficult for P-Com to sell equity securities or equity-related securities in the future at a time and price that it would deem appropriate.

         As of June 30, 2003, P-Com had approximately 40,118,000 shares of common stock outstanding. The closing market price of its shares was $0.09 per share on that date. As of June 30, 2003, there were 2,661,317 options outstanding that are vested. Based upon option exercise prices related to vested options on June 30, 2003, there would be insignificant dilution or capital raised for unexercised in-the-money options.

THE CONVERSION OR EXERCISE OF P-COM'S OUTSTANDING CONVERTIBLE SECURITIES WILL HAVE A SIGNIFICANT DILUTIVE EFFECT ON P-COM'S EXISTING STOCKHOLDERS.

         In August 2003, P-Com's remaining 7% Convertible Notes due 2005 converted into 1,000,000 shares of Series B Convertible Preferred Stock. The Series B Convertible Preferred Stock are convertible into approximately 105,690,000 shares of P-Com's common stock. The conversion or exercise of P-Com's outstanding convertible securities, including the Series B Convertible Preferred Stock and warrants, into shares of P-Com's common stock (which requires stockholder approval of an increase in the number of authorized common stock) will result in substantial dilution to P-Com's existing stockholders. In order to consummate the asset purchase of SPEEDCOM, P-Com intends to issue 67,500,000 additional shares of common stock. Additionally, on October 3, 2003, P-Com issued approximately 8,370 shares of Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock and the warrants issued in connection with the Series C Convertible Preferred Stock are convertible into approximately 235,000,000 shares of P-Com's common stock. These issuances will result in additional substantial dilution to P-Com's existing stockholders.

                 STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         This joint proxy statement contains forward-looking statements that involve substantial risks and uncertainties. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. In particular, statements regarding expected strategic benefits, advantages and other effects of the Acquisition described in "The Acquisition"?"P-Com's Reasons for the Acquisition" beginning on page 36 and "The Acquisition"?"SPEEDCOM's Reasons for the Acquisition" beginning on page 33 and elsewhere in this joint proxy statement are forward-looking statements. You should read forward-looking statements carefully because they may discuss our future expectations, contain projections of P-Com's and SPEEDCOM's future results of operations or of our financial position or state other forward-looking information. P-Com and SPEEDCOM believe that it is important to communicate their future expectations to their investors. However, there may be events in the future that P-Com and SPEEDCOM are not able to accurately predict or control. The factors listed above in the section captioned "Risk Factors," as well as any cautionary language in this joint proxy statement, provide examples of risks, uncertainties and events that may cause the actual results to differ materially from any expectations they describe. Actual results or outcomes may differ materially from those predicted in the forward-looking statements due to the risks and uncertainties inherent in their business, including risks and uncertainties in:

         o        market acceptance of and continuing demand for their products;

         o        their ability to protect their intellectual property;

         o the impact of competitive products, pricing and customer service and support;

         o their ability to obtain additional financing to support their operations;

         o        obtaining and maintaining regulatory approval where required;

         o changing market conditions and other risks detailed in this joint proxy statement; and

         o        other risks detailed in this joint proxy statement.

         You should also consider carefully the statements under "Risk Factors" beginning on page 7 and other sections of this joint proxy statement and in the other documents filed with the SEC, which address factors that could cause their actual results to differ from those set forth in the forward-looking statements. You should not place undue reliance on any forward-looking statements, which reflect the views of P-Com's and SPEEDCOM's management only as of the date of this prospectus. P-Com and SPEEDCOM are not obligated to update any forward-looking statements to reflect events or circumstances that occur after the date on which such statement is made.

                      ANNUAL MEETING OF P-COM STOCKHOLDERS



GENERAL

         The board of directors of P-Com, Inc., a Delaware corporation, asks that you appoint its representatives as proxies to vote your shares of P-Com common stock at the annual meeting of the stockholders of P-Com to be held on December 2, 2003. The annual meeting will be held at 10:00 a.m., Pacific Time at P-Com's corporate headquarters, located at 3175 S. Winchester Boulevard, Campbell, California 95008. To appoint the proxies, please sign and return the enclosed form of proxy card. These proxy solicitation materials were mailed on or about November 3, 2003, to all stockholders entitled to vote at the annual meeting.

PURPOSE OF THE ANNUAL MEETING

         At the annual meeting, P-Com will ask its stockholders to approve the following matters:

         1. To approve an amendment to P-Com's certificate of incorporation to increase the number of shares of common stock authorized for issuance from 69,000,000 shares to 700,000,000 shares.

         2. To approve an amendment to P-Com's certificate of incorporation to implement a reverse split of P-Com's common stock at a ratio between 1-for-10 and 1-for-30. The ratio at which the reverse stock split will be implemented will be selected by P-Com's board of directors in its discretion, and the reverse stock split will be effected by the filing of a certificate of amendment in one of the forms attached to this joint proxy statement as Annex B.

         3. To approve an amendment to P-Com's bylaws to permit the issuance of securities that are convertible, exercisable or exchangeable into shares of P-Com common stock at a conversion, exercise or exchange price per share that is subject to downward adjustment without having to obtain the approval of the holders of a majority of P-Com's outstanding common stock.

         4. To approve the price-based antidilution feature of some of P-Com's outstanding preferred stock and warrants, which will enable the conversion and exercise prices of these securities to be adjusted downward in the event that P-Com subsequently issues additional shares of its common stock or other securities convertible into or exercisable for shares of its common stock at a price per share that is less than the price per share paid by the purchasers of these securities.

         5. To approve an amendment to P-Com's 1995 Stock Option/Stock Issuance Plan (which is referred to in this joint proxy statement as the "Stock Option Plan") to (i) increase the number of shares of P-Com common stock reserved for issuance under the Stock Option Plan from 5,786,000 shares to 77,786,000 shares, and (ii) extend the term of the Stock Option Plan from 10 years to 15 years.

         6. To elect two directors to P-Com's board of directors to serve for three-year terms ending upon the 2006 annual meeting of stockholders or until a successor is duly elected and qualified.

         7. To ratify the appointment of Aidman Piser & Company as independent auditors of P-Com for the fiscal year ending December 31, 2003.

         8. To grant P-Com's management the discretionary authority to adjourn the annual meeting to a date or dates not later than December 31, 2003, if necessary to enable P-Com's board of directors to solicit additional proxies in favor of any of the proposal listed above.

         9. To consider such other matters as may properly come before the annual meeting or any adjournment of the annual meeting.

RECOMMENDATION OF P-COM'S BOARD OF DIRECTORS

         P-Com's board of directors has approved the Acquisition agreement and the Acquisition and has determined that the Acquisition is in the best interests of P-Com and its stockholders. In order the complete the Acquisition, P-Com's stockholders must approve the proposal to amend P-Com's certificate of incorporation to increase the number of shares of common stock that P-Com is authorized to issue. The board of directors of P-Com has approved the amendment to increase the number of authorized shares of P-Com common stock and recommends that P-Com stockholders vote FOR the proposal to amend P-Com's certificate of incorporation to increase the number of shares of common stock that P-Com is authorized to issue from 69,000,000 to 700,000,000.

         P-Com's board of directors has approved the amendment to implement a reverse split of P-Com's common stock at a ration between 1-for-10 and 1-for-30 and recommends that P-Com stockholders vote FOR the proposal to amend P-Com's certificate of incorporation to effect the reverse stock split.

         P-Com's board of directors has approved the proposed amendment to P-Com's bylaws to permit the issuance of securities that are convertible, exercisable or exchangeable into shares of P-Com common stock at a conversion, exercise or exchange price per share that is subject to downward adjustment without having to obtain the approval of the holders of a majority of P-Com's outstanding common stock. P-Com's board of directors recommends that P-Com stockholders vote FOR the proposal to amend P-Com's bylaws.

         P-Com's board of directors previously approved four separate private financing transactions in which P-Com issued convertible preferred stock and warrants that are convertible into or exercisable for shares of P-Com common stock at a conversion or exercise price that is subject to downward adjustment. The price-based antidilution feature of these securities is currently ineffective. Pursuant to P-Com's bylaws, as currently in effect, the price-based antidilution feature of these securities must be approved by the holders of a majority of P-Com's outstanding common stock in order to take effect. P-Com's board of directors recommends that P-Com stockholders vote FOR the proposal to approve the price-based antidilution feature of these securities.

         P-Com's board of directors has approved the proposed amendment to P-Com's Stock Option Plan to (i) increase the number of shares of P-Com common stock reserved for issuance under the Stock Option Plan from 5,586,000 shares to 77,586,000 shares, and (ii) extend the term of the Stock Option Plan from 10 years to 15 years. P-Com's board of directors recommends that P-Com stockholders vote FOR the proposal to amend P-Com's Stock Option Plan.

         P-Com's board of directors has approved the nomination of John A. Hawkins and Sam Smookler for election to the board of directors of P-Com to serve for three-year terms ending upon the 2006 annual meeting of stockholders or until their successors are duly elected and qualified. P-Com's board of directors recommends that P-Com stockholders vote FOR the election of these two director nominees.

         P-Com's board of directors has approved the appointment of Aidman Piser & Company as independent auditors of P-Com for the fiscal year ending December 31, 2003. P-Com's board of directors recommends that P-Com stockholders vote FOR the ratification of the appointment of Aidman Piser & Company as independent auditors of P-Com.

         It may be necessary to adjourn the annual meeting. If a quorum is not present at the annual meeting, the annual meeting may need to be adjourned to enable P-Com's board of directors to solicit additional proxies. If a quorum is present but the number of shares voting in favor of any of the proposals listed above is insufficient to approve that proposal under Delaware law, then, if the adjournment proposal has received the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and voting on the proposal, P-Com's management will have the discretion to adjourn the annual meeting to a date or dates not later than December 31, 2003 to provide P-Com's board of directors additional time to solicit proxies in favor of that proposal. P-Com's board of directors recommends that P-Com stockholders vote FOR the adjournment proposal.

         To assure that your shares of P-Com common stock and Series C Preferred Stock are represented at the annual meeting, please complete, date and sign the enclosed proxy and mail it promptly in the postage-paid envelope provided or submit your proxy electronically by telephone or via the Internet, whether or not you plan to attend the meeting. You may revoke your proxy at any time before votes are cast at the meeting.

RECORD DATE AND OUTSTANDING SHARES

         Only holders of record of P-Com common stock and Series C Preferred Stock at the close of business on October 15, 2003, the record date for P-Com's annual meeting, are entitled to receive notice of and to vote at the annual meeting. On the record date, the following numbers of shares of each class of P-Com stock were issued and outstanding:

         o 43,517,644 shares of P-Com common stock were issued and outstanding and held by approximately 593 holders of record.

         o no shares of P-Com Series A Junior Participating Preferred Stock were issued or outstanding,

         o approximately 1,000,000 shares of P-Com Series B Preferred Stock were issued and outstanding and held by three holders of record.

         o approximately 8,370 shares of P-Com Series C Preferred Stock were issued and outstanding and held by approximately 185 holders of record.

QUORUM AND VOTE REQUIRED

         At the annual meeting, the holders of shares of each class of P-Com stock are entitled to vote as follows:

         o Holders of P-Com common stock will be entitled to one vote per share of common stock held as of the record date.

         o Holders of P-Com Series B Preferred Stock will not be entitled vote.

         o Holders of P-Com Series C Preferred Stock will be entitled to one vote for each share of P-Com common stock issuable upon conversion of the Series C Preferred Stock held as of the record date.

         A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the annual meeting if shares representing a majority of the votes entitled to be cast are represented in person or by proxy. If a quorum is not present at the annual meeting, P-Com expects that the meeting will be adjourned or postponed to solicit additional proxies. Abstentions and "broker non-votes" count as being present to establish a quorum. A "broker non-vote" occurs when a broker is not permitted to vote because the broker does not have instructions from the beneficial owner of the shares and the broker does not have the discretion under applicable exchange rules to vote on matters presented.

         Each of the proposals to approve amendments to P-Com's certificate of incorporation (Proposals 1 and 2), to approve an amendment to P-Com's bylaws (Proposal 3) and to approve the price-based antidilution feature of some of P-Com's outstanding preferred stock and warrants (Proposal 4) requires the affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding as of the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding as of the record date, voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote against these proposals.

         Directors are elected by a plurality vote, which means that the two nominees who receive the most votes will be elected to the board of directors of P-Com. P-Com stockholders may not cumulate their votes in the election of directors. Abstentions and broker non-votes will not affect the outcome of the vote on the election of directors.

         All other proposals will be decided by the affirmative vote of the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock present in person or represented by proxy at the annual meeting and entitled to vote on the matters presented. Abstentions and broker non-votes will not affect the outcome of the vote on these proposals.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

PROXIES

         All shares of P-Com common stock and Series C Preferred Stock represented by properly executed proxies and received in time for the annual meeting (and not revoked) will be voted at the annual meeting in the manner specified by the grantors of those proxies. Properly executed proxies that do not contain voting instructions will be voted FOR each of the proposals described in the accompanying notice of annual meeting and this joint proxy statement, and the proxy holder may vote the proxy in its discretion as to any other matter which may properly come before the meeting.

         If you are a holder of shares of P-Com common stock or Series C Preferred Stock, in order for your shares to be included in the vote, you must vote your shares by one of the following means:

         o        in person by written ballot;

         o by proxy by completing, signing and dating the enclosed proxy and returning it in the enclosed postage paid envelope;

         o in the United States, Canada and Puerto Rico, by telephone by calling 1-877-PRX-VOTE (1-877-779-8683), as noted on the proxy card; or

         o via the Internet by visiting http://www.eproxyvote.com/pcom, as noted on the proxy card.

         Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote those shares in person at the annual meeting, you must obtain from the nominee holding your P-Com common stock or Series C Preferred Stock a properly executed legal proxy, identifying you as a P-Com stockholder, authorizing you to act on behalf of the nominee at the annual meeting, and identifying the number of shares with respect to which the authorization is granted.

         Only shares affirmatively voted for the approval of the proposals set forth above, including properly executed proxies that do not contain voting instructions, will be counted as votes in favor of such proposals. Brokers who hold shares of P-Com common stock or Series C Preferred Stock in street name for customers who are the beneficial owners of those shares may not give a proxy to vote those shares without specific instructions from those customers.

         P-Com does not expect that any matter other than the proposals set forth above will be brought before its annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment.

REVOCATION OF PROXIES

         All properly signed proxies that P-Com receives before the vote at the annual meeting that are not revoked will be voted at the annual meeting according to the instructions indicated on the proxies or, if no direction is indicated, to approve each of the proposals described in the accompanying notice of annual meeting and this joint proxy statement. P-Com stockholders may revoke their proxies at any time before it is exercised by taking any of the following actions:

         o delivering a written notice to the corporate secretary of P-Com by any means, including facsimile, bearing a date later than the date of the proxy, stating that the proxy is revoked;

         o signing and delivering a proxy relating to the same shares and bearing a later date before the vote at the meeting;

         o delivering electronically by telephone or the Internet a valid proxy relating to the same shares and bearing a later date before the vote at the meeting; or

         o attending the meeting and voting in person by written ballot, although attendance at the meeting will not, by itself, revoke a proxy.

APPRAISAL RIGHTS UNDER DELAWARE LAW

         P-Com stockholders are not entitled to appraisal rights in connection with the Acquisition or any of the other matters submitted to P-Com's stockholders for approval.

EXPENSES; SOLICITATION

         P-Com will mail a copy of this joint proxy statement to each holder of record of its common stock and Series C Preferred Stock as determined on the record date for P-Com's annual meeting. P-Com will pay the expenses of soliciting proxies to be voted at its annual meeting, except that P-Com and SPEEDCOM will share equally the expenses incurred in connection with filing and printing this joint proxy statement. After the original mailing of the proxies and other soliciting materials, P-Com will request brokers, custodians, nominees and other record holders of P-Com common stock and Series C Preferred Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of P-Com common stock and Series C Preferred Stock and to request authority for the exercise of proxies. In those cases, upon the request of the record holders, P-Com will reimburse such holders for their reasonable expenses. P-Com intends to retain Georgeson Shareholder Communication Inc. as its proxy solicitor in connection with the joint proxy statement. The estimated cost for the engagement is $15,000. The services to be provided by Georgeson Shareholder Communications Inc. consist of the following: (i) advance review of proxy materials, (ii) dissemination of broker search cards, (iii) distribution of proxy materials, (iv) solicitation of ADP, brokers, banks and institutional holders, and (v) delivery of executed proxies. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by directors, officers or employees of P-Com. No additional compensation will be paid to these individuals for any such services. Except as described above, P-Com does not presently intend to solicit proxies other than by mail.

SHARES HELD BY P-COM DIRECTORS AND EXECUTIVE OFFICERS

         As of the record date, the directors and executive officers of P-Com owned approximately 1,442,059 outstanding shares of P-Com common stock and approximately 65 shares of P-Com Series C Preferred Stock. The common stock owned by the directors and executive officers of P-Com represented approximately 3.3% of the 43,517,644 shares of P-Com common stock outstanding on that date.

                  SPECIAL MEETING OF THE SPEEDCOM STOCKHOLDERS



GENERAL

         The board of directors of SPEEDCOM Wireless Corporation, a Delaware corporation, asks that you appoint its representatives as proxies to vote your shares of SPEEDCOM common stock at the special meeting of the stockholders of SPEEDCOM to be held on December 2, 2003. The special meeting will be held at 10:00 a.m., local time at the corporate headquarters of SPEEDCOM Wireless Corporation, located at 7020 Professional Parkway East, Sarasota, Florida 34240. To appoint the proxies, please sign and return the enclosed form of proxy card. These proxy solicitation materials were mailed on or about November 3, 2003, to all stockholders entitled to vote at the special meeting.

PURPOSE OF THE SPECIAL MEETING

         At the special meeting, SPEEDCOM will ask its stockholders to approve the following matters:

         1. To adopt and approve the Asset Purchase Agreement, dated June 16, 2003, between SPEEDCOM and P-Com and to approve the Acquisition whereby P-Com will acquire substantially all of the assets of SPEEDCOM and assume certain liabilities of SPEEDCOM.

         2. To adopt an amendment to SPEEDCOM's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000 shares.

         3. To grant SPEEDCOM's management the discretionary authority to adjourn the special meeting to a date or dates not later than December 31, 2003, if necessary to enable SPEEDCOM's board of directors to solicit additional proxies in favor of any of the proposals listed above.

         4. To consider such other matters as may properly come before the special meeting or any adjournment of the special meeting.

RECOMMENDATION OF SPEEDCOM'S BOARD OF DIRECTORS

         After careful consideration, SPEEDCOM's board of directors has approved the Asset Purchase Agreement and the related Acquisition, and recommends a vote FOR the proposal to approve and adopt the Asset Purchase Agreement and the Acquisition.

         SPEEDCOM's board of directors has approved the proposed amendment to SPEEDCOM's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000. SPEEDCOM's board of directors recommends that SPEEDCOM stockholders vote FOR the proposal to amend SPEEDCOM's Amended and Restated Certificate of Incorporation.

         It may be necessary to adjourn the special meeting. If a quorum is not present at the special meeting, the special meeting may need to be adjourned to enable SPEEDCOM's board of directors to solicit additional proxies. If a quorum is present but the number of shares voting in favor of any of the proposals listed above is insufficient to approve that proposal under Delaware law, then, if the adjournment proposal has received the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and voting on the proposal, SPEEDCOM's management will have the discretion to adjourn the special meeting to a date or dates not later than December 31, 2003 to provide SPEEDCOM's board of directors additional time to solicit proxies in favor of that proposal. SPEEDCOM's board of directors recommends that SPEEDCOM stockholders vote FOR the adjournment proposal.

RECORD DATE AND OUTSTANDING SHARES

         Only holders of record of SPEEDCOM common stock at the close of business on October 23, 2003, the record date for SPEEDCOM's special meeting, are entitled to receive notice of and to vote at the special meeting. On the record date, 20,092,022 shares of SPEEDCOM common stock were issued and outstanding and held by approximately 1,200 holders of record.

QUORUM AND VOTE REQUIRED

         At the special meeting, the holders of shares of SPEEDCOM common stock will be entitled to cast one vote per share of common stock held as of the record date. Only holders of SPEEDCOM common stock on the record date will be entitled to vote at the SPEEDCOM special meeting.

         A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the SPEEDCOM special meeting if shares representing a majority of the votes entitled to be cast are represented in person or by proxy. If a quorum is not present at the special meeting, SPEEDCOM expects that the meeting will be adjourned or postponed to solicit additional proxies. Abstentions and "broker non-votes" count as being present to establish a quorum. A "broker non-vote" occurs when a broker is not permitted to vote because the broker does not have instructions from the beneficial owner of the shares and the broker does not have the discretion under applicable exchange rules to vote on matters presented.

         The proposal to approve and adopt the Asset Purchase Agreement and the Acquisition and the proposal to amend SPEEDCOM's Amended and Restated Certificate of Incorporation each requires the affirmative vote of the holders of a majority of the shares of SPEEDCOM common stock outstanding as of the record date. Abstentions and broker non-votes will have the same effect as a vote against these proposals.

         The adjournment proposal will be decided by the affirmative vote of the holders of a majority of the shares of SPEEDCOM common stock present in person or represented by proxy at the special meeting and entitled to vote on the matters presented. Abstentions and broker non-votes will not affect the outcome of the vote on these proposals.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

PROXIES

         All shares of SPEEDCOM common stock represented by properly executed proxies and received in time for the special meeting (and not revoked) will be voted at the special meeting in the manner specified by the grantors of those proxies. Properly executed proxies that do not contain voting instructions will be voted FOR each of the proposals described in the accompanying notice of special meeting and this joint proxy statement, and the proxy holder may vote the proxy in its discretion as to any other matter which may properly come before the meeting.

         If you are a holder of shares of SPEEDCOM common stock, in order for your shares to be included in the vote, you must vote your shares by one of the following means:

         o        in person by written ballot; or

         o by proxy by completing, signing and dating the enclosed proxy and returning it in the enclosed postage paid envelope;

         Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote those shares in person at the special meeting, you must obtain from the nominee holding your SPEEDCOM common stock a properly executed legal proxy, identifying you as a SPEEDCOM stockholder, authorizing you to act on behalf of the nominee at the special meeting, and identifying the number of shares with respect to which the authorization is granted.

         Only shares affirmatively voted for the approval of the proposals set forth above, including properly executed proxies that do not contain voting instructions, will be counted as votes in favor of such proposals. Brokers who hold shares of SPEEDCOM common stock in street name for customers who are the beneficial owners of those shares may not give a proxy to vote those shares without specific instructions from those customers.

         SPEEDCOM does not expect that any matter other than the proposals set forth above will be brought before its special meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment.

REVOCATION OF PROXIES

         All properly signed proxies that SPEEDCOM receives before the vote at the special meeting that are not revoked will be voted at the special meeting according to the instructions indicated on the proxies or, if no direction is indicated, to approve the proposals described in the accompanying notice of special meeting and this joint proxy statement. SPEEDCOM stockholders may revoke their proxies at any time before it is exercised by taking any of the following actions:

         o delivering a written notice to the corporate secretary of SPEEDCOM by any means, including facsimile, bearing a date later than the date of the proxy, stating that the proxy is revoked;

         o signing and delivering a proxy relating to the same shares and bearing a later date before the vote at the special meeting;

         o attending the special meeting and voting in person by written ballot, although attendance at the special meeting will not, by itself, revoke a proxy.

APPRAISAL RIGHTS UNDER DELAWARE LAW

         SPEEDCOM stockholders are not entitled to appraisal rights in connection with the Acquisition or any of the other matters submitted to SPEEDCOM's stockholders for approval.

EXPENSES; SOLICITATION

         SPEEDCOM will mail a copy of this joint proxy statement to each holder of record of its common stock as determined on the record date for SPEEDCOM's special meeting. SPEEDCOM will pay the expenses of soliciting proxies to be voted at its special meeting, except that P-Com and SPEEDCOM will share equally the expenses incurred in connection with filing and printing this joint proxy statement. After the original mailing of the proxies and other soliciting materials, SPEEDCOM will request brokers, custodians, nominees and other record holders of SPEEDCOM common stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of SPEEDCOM common stock and to request authority for the exercise of proxies. In those cases, upon the request of the record holders, SPEEDCOM will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by directors, officers or employees of SPEEDCOM. No additional compensation will be paid to these individuals for any such services. Except as described above, SPEEDCOM does not presently intend to solicit proxies other than by mail.

SHARES HELD BY SPEEDCOM DIRECTORS AND EXECUTIVE OFFICERS

         As of the record date, the directors and executive officers of SPEEDCOM owned 15,000 outstanding shares of SPEEDCOM common stock. These shares represented approximately less than 1% of the 20,092,022 shares of SPEEDCOM common stock outstanding on that date.

                                 THE ACQUISITION



GENERAL

         Under the terms of the Asset Purchase Agreement, dated June 16, 2003, between P-Com and SPEEDCOM, P-Com will purchase substantially all of the operating assets of SPEEDCOM. As payment for the assets of SPEEDCOM, P-Com will issue 67,500,000 shares of its common stock to SPEEDCOM, and assume certain liabilities of SPEEDCOM. SPEEDCOM may retain up to $200,000 of its cash and accounts receivable based on the following formula. P-Com will assume a maximum amount of $1,200,000 of SPEEDCOM's accounts payable. For every dollar that SPEEDCOM reduces through negotiations with its creditors, SPEEDCOM shall receive credit for $0.50 for each such dollar reduction, which credit shall be retained by SPEEDCOM.

COMPLETION AND EFFECTIVENESS OF THE ACQUISITION

         The Acquisition will be completed when all of the conditions to completion of the Acquisition are satisfied or waived, including the approval of the amendment to P-Com's certificate of incorporation to increase the number of authorized shares of P-Com common stock by the stockholders of P-Com and the approval and adoption of the Asset Purchase Agreement and the Acquisition by the stockholders of SPEEDCOM.

         P-Com and SPEEDCOM are working toward completing the Acquisition as quickly as possible. P-Com and SPEEDCOM intend to complete the Acquisition promptly after the stockholders of P-Com approve the amendment to P-Com's certificate of incorporation and the stockholders of SPEEDCOM approve the Acquisition at their respective meetings. P-Com and SPEEDCOM expect to complete the Acquisition in the fourth quarter of 2003.

SHARES ISSUED BY P-COM TO SPEEDCOM

         As payment for the assets of SPEEDCOM, P-Com will issue to SPEEDCOM 67,500,000 shares of P-Com common stock. P-Com anticipates that approximately 363,000,000 shares of its common stock will be issued and outstanding immediately following the closing of the Acquisition, based on the following facts and assumptions:

         o approximately 43,517,644 shares of P-Com common stock are currently outstanding;

         o        the issuance of approximately 105,690,000 shares of its common
                  stock  upon  the  conversion  of  its  outstanding   Series  B
                  Convertible Preferred Stock;

         o the issuance of 67,500,000 shares of P-Com common stock to SPEEDCOM; and

         o the issuance of approximately 146,460,290 shares of P-Com common stock upon the conversion of its outstanding Series C Convertible Preferred Stock.

         If the foregoing assumptions are correct and approximately 43,517,644 shares of P-Com common stock are outstanding immediately prior to the closing of the Acquisition, then immediately following the completion of the Acquisition, the shares of P-Com common stock issued to SPEEDCOM will equal approximately 18.6% of the total outstanding shares of P-Com common stock.

         The number of shares of common stock issued and outstanding immediately following the closing of the Acquisition excludes the issuance of shares of common stock upon exercise of options and warrants of P-Com.

LIABILITIES TO BE ASSUMED BY P-COM

         Pursuant to the Asset Purchase Agreement, P-Com will assume all of the liabilities of SPEEDCOM described below, and will not assume any other liabilities of SPEEDCOM.

 Accounts Payable. P-Com will assume all of SPEEDCOM's accounts payable generated in the ordinary course of its business prior to the completion of the Acquisition up to a maximum amount of $1,200,000. P-Com will not assume certain specified accounts payable of SPEEDCOM in the aggregate amount of approximately $2.0 million. As of September 2, 2003, the total accounts payable of SPEEDCOM amounted to approximately $814,000.

Accrued Expenses. P-Com will assume only the following accrued liabilities of
SPEEDCOM:

         o Accrued payroll and vacation pay expenses, not to exceed $150,000 in the aggregate. As of September 2, 2003, these expenses amounted to approximately $184,000;

         o Severance obligations in an amount not to exceed $107,500 owing to former employees of SPEEDCOM;

         o Customer deposits, which amounted to approximately $113,000 as of September 2, 2003; and

         o SPEEDCOM's other accrued expenses in an amount not to exceed $25,000. As of September 2, 2003, these expenses amounted to approximately $42,000.

Notes and Leases Payable. P-Com will assume only the following promissory notes and lease payment obligations of SPEEDCOM:

         o Up to $3,000,000 in promissory notes, provided that those notes have been renegotiated so that the principal amounts due thereunder will not be payable for at least 36 months following the completion of the Acquisition, and the applicable interest rate will not to exceed 7%. As of September 2, 2003, the total amount owed by SPEEDCOM under its promissory notes amounted to approximately $3.9 million;

         o Capital lease obligations, not to exceed $27,000. As of September 2, 2003, these lease obligations amounted to approximately $21,000;

         o Operating lease obligations related to properties, computer equipment and other operating assets of SPEEDCOM. As of September 2, 2003, these lease obligations amounted to approximately $4,300,000; and

         o All amounts owed by SPEEDCOM to P-Com. As of September 2, 2003, these amounts amounted to approximately $925,000.

ASSETS AND LIABILITIES TO BE RETAINED BY SPEEDCOM

         The Asset Purchase Agreement entitles SPEEDCOM to retain up to $200,000 in cash and accounts receivable. The amount of accounts receivable that SPEEDCOM may retain is limited to one-half of the amount by which its accounts payable, which would otherwise be assumed by P-Com, are reduced prior to the completion of the Acquisition as a result of negotiations between SPEEDCOM and its creditors.

         The Asset Purchase Agreement provides that SPEEDCOM will retain all of the liabilities not assumed by P-Com, as described above. The assets retained by SPEEDCOM may not be sufficient for SPEEDCOM to pay its remaining liabilities when and as they become due following the Acquisition.

REQUIRED STOCKHOLDER APPROVALS

         In order to consummate the Acquisition with SPEEDCOM, P-Com must obtain stockholder approval to amend its certificate of incorporation to increase the number of shares of common stock that P-Com is authorized to issue. In order to consummate the Acquisition with P-Com, SPEEDCOM must obtain stockholder approval for the Acquisition.

APPRAISAL OR DISSENTERS' RIGHTS

         Under Delaware law, P-Com and SPEEDCOM stockholders are not entitled to appraisal rights in connection with the Acquisition.

MATERIAL UNITED STATES INCOME TAX CONSEQUENCES OF THE ACQUISITION

         SPEEDCOM will recognize gain from the Acquisition in an amount equal to the difference between the fair market value of the consideration received from the sale of its assets and liabilities and SPEEDCOM's adjusted tax basis in those same assets and liabilities. However, SPEEDCOM currently has sufficient net operating losses to offset the taxable gain based on the current terms of the Acquisition.

         The Acquisition will not materially affect P-Com stockholders and SPEEDCOM stockholders for United States income tax purposes.

         THIS DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES THAT MAY VARY WITH, OR ARE CONTINGENT ON, INDIVIDUAL CIRCUMSTANCES. MOREOVER, IT DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE ACQUISITION. TAX MATTERS ARE VERY COMPLICATED, AND THE TAX CONSEQUENCES OF THE ACQUISITION TO YOU WILL DEPEND UPON THE FACTS OF YOUR PARTICULAR SITUATION. ACCORDINGLY, P-COM AND SPEEDCOM STRONGLY URGE YOU TO CONSULT WITH A TAX ADVISOR TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO YOU OF THE ACQUISITION.

NO FINANCIAL ADVISORS

         Neither P-Com nor SPEEDCOM has obtained the opinion of any financial advisor or other third party as to the fairness of the Acquisition to the stockholders of P-Com and SPEEDCOM from a financial point of view, or as to any other matters. The respective boards of directors of P-Com and SPEEDCOM did not believe that obtaining such an opinion would be an appropriate use of corporate funds. Such an opinion is not required by the Delaware General Corporation Law. Nevertheless, the respective boards of directors of P-Com and SPEEDCOM each believe that the Acquisition is in the best interests of the stockholders of their respective companies.

         Because of the absence of a fairness opinion, there will be no independent assurance from an expert that the consummation of the Acquisition is fair from a financial point of view to the stockholders of either P-Com or SPEEDCOM.

BACKGROUND OF THE ACQUISITION

         In light of the current industry and financial market conditions, both P-Com and SPEEDCOM regularly evaluate a wide variety of different strategies to increase revenue and achieve profitability, and business scenarios to improve their competitive positions and enhance their respective stockholder values, including opportunities for acquisitions of other companies or product lines, possible partnerships or alliances, and other strategic transactions. In particular, throughout much of 2002 and the first quarter of 2003, P-Com, together with its financial advisor, Cagan McAfee Capital Partners, LLC ("CMCP"), considered and investigated a variety of possible strategic transactions. Similarly, throughout 2002 and 2003, SPEEDCOM, through its principal investor group, explored various strategic transactions designed to improve SPEEDCOM's financial position.

         On March 10 and 11, 2003, Michael Sternberg, the former Chief Executive Officer of SPEEDCOM, and Mark Schaftlein, the current Interim Chief Financial Officer of SPEEDCOM, met with its principal investor group in New York, at the offices of H.C. Wainwright & Co., Inc. ("Wainwright"). Wainwright acted as financial advisors to the investment group. The purpose of the meeting was to consider a possible transaction with P-Com, as well as other alternatives to remaining a separate corporation. Prior to that meeting, management of P-Com was introduced to representatives of Wainwright, the purpose of which was to explore whether Wainwright could assist P-Com in obtaining additional debt or equity capital. Representatives of Wainwright then discussed with management of P-Com the possibility of combining SPEEDCOM and P-Com, in addition to obtaining bridge financing for P-Com.

         P-Com's management reviewed SPEEDCOM's public filings and determined that combining with SPEEDCOM was consistent with P-Com's strategy of acquiring or merging with similar companies offering complementary products in the fixed wireless communications industry. Similarly, SPEEDCOM's management determined that combining with P-Com represented the most desirable course of action given the difficult industry and market conditions, as well as the synergies represented by the combined companies.

         On March 20, 2003, P-Com held a special meeting of its board of directors to consider the terms offered by the investor group represented by Wainwright to provide P-Com with bridge financing. At that meeting, the board of directors was briefed regarding the opportunity to acquire SPEEDCOM.

         Contemporaneous with the negotiations with Wainwright of a bridge financing transaction, George Roberts, P-Com's Chief Executive Officer, met with Mr. Sternberg to discuss a possible transaction between SPEEDCOM and P-Com. The initial meeting occurred on March 21, 2003. At that meeting, SPEEDCOM and P-Com signed a mutual non-disclosure agreement relating to the possible combination of the two companies.

         On March 26, 2003, P-Com obtained bridge financing from SPEEDCOM's principal investor group in the amount of $1.5 million, of which $400,000 was loaned to SPEEDCOM, in anticipation of an acquisition of SPEEDCOM. Discussions between Wainwright, P-Com and SPEEDCOM continued through March and early April 2003.

         On April 8, 2003, P-Com proposed a draft term sheet based on the discussions between the parties. The parties determined to stay the execution of a term sheet pending completion of due diligence, and resolution of certain issues pertaining to valuation, deal structure and integration.

         On May 7, 8 and 9, 2003, Mr. Schlaftlein met with Daniel Rumsey, P-Com's Acting Chief Financial Officer and General Counsel, at P-Com's offices in Campbell, California. The primary purpose of the meetings was to better understand the company that would result from the combination of SPEEDCOM and P-Com, and to exchange certain information necessary to evaluate their respective businesses, and a potential transaction. Numerous issues were discussed relating to the combination of the two companies, including capabilities, synergies, organization and pro-forma financial projections.

         On May 8, 2003, P-Com held a special meeting of its board of directors. At that meeting, Messrs. Rumsey and Roberts reviewed the opportunity presented by SPEEDCOM, and advised the directors regarding management's intent to conduct further due diligence and negotiate a transaction involving the acquisition of SPEEDCOM.

         On May 14 and 15, 2003, Don Meiners, P-Com's Vice President Operations, visited SPEEDCOM in Sarasota, Florida to evaluate the capabilities of both engineering and operations, and staffing issues, and reported back to Messrs. Rumsey and Roberts regarding his findings.

         From May 18 to May 21, 2003, Messrs. Rumsey, Roberts and Laird Cagan of CMCP met with Messrs. Schlaftlein and Craig Roos, a member of SPEEDCOM's board of directors, in New York at the officers of Wainwright. At the meetings, each company presented an overview of its business, including product descriptions, projections, and possible strategic business opportunities. Representatives of both companies also discussed the potential synergies that could arise from a combination of the two companies. At those meetings, the attendees discussed a proposed structure whereby P-Com would acquire substantially all of the assets of SPEEDCOM, and agreed to a timetable to negotiate and execute a definitive agreement. No definitive agreement was reached at that point.

         Following the meetings in New York, on May 22, 2003, Mr. Cagan visited SPEEDCOM's offices in Sarasota, Florida to review SPEEDCOM's operations. On that date, P-Com held a special meeting of the board of directors. At that meeting, directors were briefed by management regarding opportunities presented by the acquisition, the status of negotiations, and proposed acquisition terms. A final briefing of the board of directors of P-Com occurred at a special meeting of the board held on June 5, 2003. At that meeting, Messrs. Rumsey and Roberts briefed the board of directors of P-Com regarding the final results of their due diligence findings, and recommended that the board of directors approve the draft Asset Purchase Agreement presented at the meeting. The board of directors unanimously approved the draft Asset Purchase Agreement at that meeting, subject to changes to the Asset Purchase Agreement deemed advisable by management of P-Com, and in the best interests of its shareholders.

         On June 5, 2003, SPEEDCOM held a special meeting of its board of directors to discuss the terms of the Asset Purchase Agreement. The meeting was attended by all members of the board, in addition to Messrs. Schaftlein and Sean McGuinness, counsel to SPEEDCOM. The following week, on June 9, 2003, the board of directors reconvened to review the transaction, and to further discuss the issues described below under "SPEEDCOM's Reasons for the Acquisition." After considering these issues, the board of directors voted unanimously to approve the Acquisition. The board of directors then directed Mr. Schaftlein to complete the negotiations with management of P-Com, and to execute the Asset Purchase Agreement, with such changes as deemed necessary and advisable by management of SPEEDCOM.

         On June 10 and 13, 2003, P-Com's Senior Vice President, Worldwide Sales, Randy Carl, visited SPEEDCOM's offices in Sarasota, Florida to meet with SPEEDCOM's sales staff, and to conduct a review of SPEEDCOM's sales and marketing organizations. Mr. Carl's findings were presented to Messrs. Roberts and Rumsey following the conclusion of his trip.

         On June 16, 2003, the Asset Purchase Agreement and related documents were executed and delivered. The next day, SPEEDCOM and P-Com issued a joint public announcement of the Acquisition. On September 2, 2003, SPEEDCOM and P-Com entered into the First Amendment to the Asset Purchase Agreement. The First Amendment to the Asset Purchase Agreement fixed the number of shares of common stock to be issued to SPEEDCOM in connection with the Acquisition at 67,500,000. The First Amendment was agreed to in consideration for the additional working capital loans required by SPEEDCOM pending consummation of the Acquisition, and the relative operating results of P-Com and SPEEDCOM during the period leading up to the date of the First Amendment.

SPEEDCOM'S REASONS FOR THE ACQUISITION

         In approving the Asset Purchase Agreement and in recommending that SPEEDCOM's stockholders approve the Acquisition, the SPEEDCOM board of directors consulted with SPEEDCOM's management, as well as its legal advisors, and considered a number of factors. The board considered information from a variety of sources, including:

         o        the   familiarity   of  SPEEDCOM's   board  of  directors  and
                  management with the business, operations and prospects of P-Com;

         o        the   familiarity   of  SPEEDCOM's   board  of  directors  and
                  management with the wireless telecommunications industry and other companies in that industry;

         o the board's exploration of the possibility of a business combination with P-Com, the attractiveness and viability of other potential business combinations, business ventures, or strategic transactions, the alternative of remaining an independent company, a potential liquidation of SPEEDCOM, and the board's assessment of the risks and potential rewards associated with these strategic alternatives, as well as the time and costs associated with these strategic alternatives;

         o current financial market conditions and historical market prices, volatility, and trading information about the P-Com common stock and the SPEEDCOM common stock;

         o consultations with SPEEDCOM's management and advisors concerning the business, operations, financial condition, organizational structure, technology, products and services, and competitive positions of P-Com and SPEEDCOM on both an historical and prospective basis;

         o written reports from and discussions with SPEEDCOM's management and advisors regarding the results of their due diligence investigations of P-Com; and

         o information from SPEEDCOM's management and from research reports from industry analysts regarding trends in the wireless communications industry, including the expected duration of the current economic downturn and the relative degree to which the current economic downturn is expected to continue to affect P-Com and SPEEDCOM.

         In reaching its decision to approve the Asset Purchase Agreement and to recommend that the SPEEDCOM stockholders vote to approve the Acquisition, SPEEDCOM's board of directors identified the following material factors, which, taken as a whole, supported its decision:

         o the opportunity for SPEEDCOM to become a strategically important part of a company that has had more success in generating revenue than SPEEDCOM;

         o the risks associated with remaining independent in light of the extended downturn in the wireless communications industry;

         o        the absence of more attractive  strategic  alternatives to the
                  proposed  Acquisition,   despite  the  efforts  undertaken  to
                  identify such alternatives;

         o the risks and delays associated with a possible liquidation of SPEEDCOM;

         o the possibility that the trading market for the common stock of the combined company would be more liquid than the trading market for SPEEDCOM common stock;

         o the board's assessment of the financial terms of the Acquisition in light of SPEEDCOM's recent operating performance, current industry and financial market conditions, the relative contributions expected to be made by the two companies to the results of operations of the combined company, and the historical trading prices and volatility of P-Com common stock and SPEEDCOM common stock; and

         o        the terms and conditions of the Asset Purchase Agreement.

         In its deliberations concerning the Acquisition, SPEEDCOM's board of directors also identified and considered a number of risks and potentially negative factors, including the following:

         o the fact that P-Com's revenues have declined substantially since fiscal 2000, the risk that P-Com would not meet revenue expectations, the risk that revenue contemplated by announced contracts would not be realized, and the risk that P-Com's expense reduction programs would be inadequate to return it to profitability or would disrupt the ability of the combined company to carry out its business plan;

         o the fact that P-Com has substantial current, long-term, and contingent liabilities, and has substantial negative working capital;

         o the risk that the downturn in P-Com's business would cause its current suppliers and manufacturing partners to cease doing business with the combined company, either at all or on acceptable terms;

         o the risk that the combined company would need to raise additional capital within a short time after the Acquisition and would be unable to do so, either at all or on acceptable terms;

         o the possible adverse effects of the public announcement of the Acquisition on the sales of P-Com and SPEEDCOM and their respective relationships with employees, suppliers and strategic partners, including the possibility that the combined company might not succeed in retaining key employees of P-Com and SPEEDCOM;

         o the significant costs that had been and would be incurred by SPEEDCOM in seeking to complete the Acquisition, including severance costs and legal, accounting, financial advisor and other fees relating to the Acquisition;

         o the risk that the integration of SPEEDCOM and P-Com would be an expensive, complex, and time-consuming process that could disrupt the business of either or both companies if not completed in a timely and efficient manner;

         o the risk that the contemplated and potential benefits of the Acquisition might not be realized;

         o the risk that the Acquisition might not be completed and the potential adverse effects of the failure to complete the Acquisition on SPEEDCOM's operating results, the trading price of SPEEDCOM common stock, business partners, customers, suppliers, and SPEEDCOM's ability to attract and retain key management and other personnel;

         o the likelihood that the termination fee payable under the Asset Purchase Agreement would deter a third-party acquisition proposal more favorable to the holders of SPEEDCOM common stock than the proposed Acquisition with P-Com;

         o the risk that SPEEDCOM would have to pay a termination fee if the Asset Purchase Agreement were terminated under some circumstances; and

         o other applicable risks described in this joint proxy statement under the heading "Risk Factors" beginning on page 7.

         After due consideration, SPEEDCOM's board of directors concluded that the potential benefits to SPEEDCOM and its stockholders of the Acquisition outweighed the risks associated with the Acquisition.

         Although this discussion summarizes the material factors discussed by SPEEDCOM's board of directors at meetings of the board, it is not an exhaustive list of all the factors considered by the board. In view of the wide variety of factors considered in connection with the board's evaluation of the Acquisition and the complexity of these matters, the board did not quantify or otherwise assign relative weights to the positive or negative factors described above. Rather, SPEEDCOM's board made its determination based on the totality of the information it considered. In addition, individual members of SPEEDCOM's board may have given different weights to different factors. The members of the board were aware that one of the directors of SPEEDCOM may have interests in the Acquisition in addition to, or different from, their interests as stockholders of SPEEDCOM, and the board considered these interests in deciding to recommend the transaction.

INTERESTS OF SPEEDCOM'S DIRECTORS AND EXECUTIVE OFFICERS IN THE ACQUISITION

         The Asset Purchase Agreement obligates P-Com to assume SPEEDCOM's obligations under the employment agreements between SPEEDCOM and two of its executive officers. These employment agreements entitle these officers to receive severance payments for stated periods if their employment is terminated following a change in control of SPEEDCOM. A change in control of SPEEDCOM, as defined in these employment agreements has already occurred as a result of changes in the composition of SPEEDCOM's board of directors that occurred in the first quarter of 2002.

         R. Craig Roos, a director of SPEEDCOM, has agreed to join the board of directors of P-Com following consummation of the Acquisition. The receipt of any compensation as a result of his election to the board of directors of P-Com may influence this director in making his recommendation that you vote in favor of the Asset Purchase Agreement and the Acquisition.

RECOMMENDATION OF SPEEDCOM'S BOARD OF DIRECTORS

         After careful consideration, SPEEDCOM's board of directors determined that the Acquisition is in the best interests of SPEEDCOM and its stockholders and declared the Acquisition advisable. SPEEDCOM's board of directors has approved the Asset Purchase Agreement and the related Acquisition and recommends that SPEEDCOM stockholders vote FOR the approval of the Asset Purchase Agreement and the Acquisition.

         In considering the recommendation of the SPEEDCOM board of directors with respect to the Asset Purchase Agreement, you should be aware that certain directors and executive officers of SPEEDCOM have interests in the Acquisition that are different from, or are in addition to, the interests of SPEEDCOM stockholders. Please see the preceding section entitled "Interests of SPEEDCOM's Directors and Executive Officers in the Acquisition."

P-COM'S REASONS FOR THE ACQUISITION

         In approving the Acquisition and in recommending that P-Com's stockholders approve the amendment to P-Com's certificate of incorporation to increase the number of authorized shares of P-Com common stock, the P-Com board of directors considered a number of factors, including, but not limited to, the following:

         o Information concerning P-Com's and SPEEDCOM's respective businesses, prospects, business plans, financial performance and condition, results of operations, technology and competitive positions;

         o        P-Com  management's  view of the positive results of combining
                  the   operations   and   businesses  of  P-Com  and  SPEEDCOM,
                  including:

                  o The ability to acquire a lower price-point unlicensed point-to-point and spread spectrum wireless access system to compliment P-Com's existing product line;


                  o The ability to capture additional sales in the enterprise and government market, where SPEEDCOM has existing relationships;

                  o The enlargement of P-Com's distribution network as a result of the addition of SPEEDCOM's distribution network;

                  o The ability to move some of P-Com's manufacturing operations to Florida in order to take advantage of lower cost-of-living expenses and labor costs;

                  o The ability to substantially reduce administrative and operating costs by combining two public companies; and The ability to obtain additional working capital and consummate its restructuring plan;

         o The current state of the telecommunications industry and the current state of P-Com;

         o        The  due   diligence   investigation   conducted   by  P-Com's
                  management and legal and financial advisors;

         o The terms of the Asset Purchase Agreement, including price and structure, which were considered by both the P-Com board of directors and management of P-Com to provide a fair and equitable basis for the Acquisition;

         o The presentations by representatives of Cagan McAfee Capital Partners, LLC regarding the financial aspects of the Acquisition, including the valuation of SPEEDCOM; and

         o The current financial market conditions and historical stock market prices, volatility and trading information.

         In arriving at its determination that the Acquisition is in the best interest of P-Com and its stockholders, the board of directors carefully considered the terms of the Asset Purchase Agreement and the other transaction documents, as well as the potential impact of the purchase on P-Com. In authorizing the sale, the board of directors considered the factors set out above as well as the following factors:

         o        SPEEDCOM's product line is complementary to that of P-Com's;

         o A stronger and more compelling portfolio of products created by the addition of SPEEDCOM's product line, including the SPEEDLAN 9000, as a result of the Acquisition;

         o SPEEDCOM's expertise and experience in the enterprise and government markets, which will enhance P-Com's ability to effectively penetrate these markets; and

         o The significant consolidation occurring in the wireless industry and the need for P-Com to combine in order to offer additional products, networking technologies and other product offerings in order to maintain its position as a leading source for wireless equipment and networks with a broad array of products.

         The P-Com board of directors also considered a number of potentially negative factors, including, but not limited to:

         o the risk that the potential benefits sought in the Acquisition might not be fully realized;

         o the risk that, despite the efforts of P-Com and SPEEDCOM, key technical, sales and management personnel might not remain employees of the combined company following the Acquisition;

         o the technical difficulties of integrating broadband wireless access products, networks, technologies and companies;

         o        the   potential   negative   effect  on  P-Com's  stock  price
                  associated   with   public   announcement   of  the   proposed
                  Acquisition;

         o        the  potential  negative  effect  on  P-Com's  stock  price if
                  revenue,   earnings  and  cash  flow   expectations  of  P-Com
                  following the Acquisition are not met;

         o the potential dilutive effect on P-Com's common stock price if revenue and earnings expectations for SPEEDCOM's business operations are not met;

         o the ability to successfully manage the combined operations of P-Com and SPEEDCOM given P-Com's limited management resources; and

         o the other risks and uncertainties discussed above under "Risk Factors" beginning on page 7.

         In view of the variety of factors considered in connection with its evaluation of the Acquisition, the P-Com board of directors did not find it practical to, and did not quantify or otherwise attempt to, assign relative weight to the specific factors considered in reaching its conclusions. Additionally, the P-Com board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of the board of directors may have given different weight to different factors. After taking into account all of the factors set forth above, the members of the P-Com board of directors concluded that the Asset Purchase Agreement and the related Acquisition were advisable and in the best interests of, P-Com and its stockholders and that P-Com should proceed with the Acquisition.

RECOMMENDATION OF P-COM'S BOARD OF DIRECTORS

         After careful consideration, P-Com's board of directors has determined that the Acquisition is in the best interests of P-Com and its stockholders. In order to complete the Acquisition, P-Com's certificate of incorporation must first be amended to increase the number of authorized shares of P-Com common stock. In order to complete the Acquisition, P-Com's board of directors recommends that P-Com stockholders vote FOR the proposal to amend P-Com's certificate of incorporation, as described in the section entitled "P-Com's Proposal to Amend its Certificate of Incorporation" beginning on page 103 of this joint proxy statement.

                          THE ASSET PURCHASE AGREEMENT

         The following is a brief summary of the some of the material terms of the Asset Purchase Agreement. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of the Asset Purchase Agreement, which is attached as Annex A to this joint proxy statement.

REPRESENTATIONS AND WARRANTIES

         The Asset Purchase Agreement contains customary representations and warranties of SPEEDCOM and P-Com relating to, among other things:

         o        due organization and good standing;

         o corporate authorization to enter into the Asset Purchase Agreement, enforceability of the Asset Purchase Agreement, required board of directors and stockholder approvals to complete the Acquisition,

         o        financial statements;

         o        documents filed with the SEC;

         o        absence of material changes or events since March 31, 2003;

         o        compliance with applicable laws;

         o        required governmental approvals and filings; and

         o payment of fees to brokers, investment bankers, finders or financial advisors in connection with the Asset Purchase Agreement and the Acquisition;

         Additional representations and warranties made by P-Com to SPEEDCOM relate to, among other things:

         o        capitalization;

         o        valid issuance of P-Com common stock to SPEEDCOM; and

         o        compliance with material agreements;

         Additional representations and warranties made by SPEEDCOM to P-Com relate to, among other things:

         o        undisclosed liabilities;

         o        title to properties and assets;

         o        tax matters;

         o        product liability;

         o        title to intellectual property;

         o        material contracts and commitments;

         o        labor relations;

         o        employee benefit matters;

         o        transactions with interested parties;

         o        environmental matters;

         o        accuracy of books and records;

         o        customers and suppliers; and

         o        accredited investor status.

CONDITIONS TO THE COMPLETION OF THE ACQUISITION

         The obligations of P-Com and SPEEDCOM to complete the Acquisition are subject to the satisfaction or waiver of various conditions on or before the date on which the Acquisition is completed, and include, in addition to other customary closing conditions, the following:

         o The stockholders of SPEEDCOM must have approved and adopted the Asset Purchase Agreement, and the P-Com stockholders must have approved and adopted the amendment to P-Com's certificate of incorporation to increase the number of P-Com's authorized shares of common stock;

         o The representations and warranties made by the other party must be true as of the date of the Asset Purchase Agreement and as of the date that the Acquisition is completed;

         o The other party must have performed or complied with all of the covenants, conditions and other obligations under the Asset Purchase Agreement required to be performed or complied with by it on or before the date of the completion of the Acquisition;

         o There must be no pending or threatened lawsuit challenging the Acquisition by any body or agency of any federal, state or local government and the consummation of the Acquisition must not be enjoined by a court of competent jurisdiction as of the date that the Acquisition is completed;

         o Each company must have received and approved the form and substance of all certificates, instruments, opinions, and other documents delivered or to be delivered to the other company;

         o Each party shall have delivered to the other party an officer's certificate, dated as of the date that the Acquisition is completed, to the effect that all of the conditions to complete the Acquisition have been satisfied;

         o P-Com must have consummated an equity financing transaction generating at least $5,000,000 in gross proceeds to P-Com;

         o All principal and accrued and unpaid interest on P-Com's 7% Convertible Subordinated Notes due 2005 must have been converted into equity securities of P-Com at a conversion price of at least $.20 per share of common stock; and

         o P-Com must have converted all of the convertible promissory notes issued on March 26, 2003, May 18, 2003, and August 5, 2003 in the aggregate face amount of $2,700,000 into shares of P-Com common stock or the securities issued in connection with a qualified financing;

         The obligation of P-Com to complete the Acquisition is subject to the satisfaction or waiver of the following additional conditions on or before the date on which the Acquisition is completed:

         o P-Com must have received all licenses from all appropriate governmental agencies or third parties to operate SPEEDCOM's business in the same manner as SPEEDCOM has operated the business prior to the completion of the Acquisition;

         o SPEEDCOM must have delivered to P-Com all required approvals and consents to the Asset Purchase Agreement;

NO SOLICITATION

         Subject to the exceptions described below, SPEEDCOM and P-Com agreed that they will not, and will cause their respective directors, officers, employees and representatives not to:

         o solicit or encourage the submission of any acquisition proposal relating to that company by any person other than the other party to the Asset Purchase Agreement; or

         o participate in any discussions or negotiations with, disclose any information concerning that company, afford any access to the properties, books or records of that company, or otherwise assist, facilitate or encourage, or enter into any agreement or understanding with, any person in connection with an acquisition proposal relating to that company other than the other party to the Asset Purchase Agreement; or

         o directly or indirectly make or authorize any statement or recommendation in support of any acquisition proposal relating to that company made by any person other than the other party to the Asset Purchase Agreement.

         However, before obtaining stockholder approval of the Asset Purchase Agreement and the Acquisition, SPEEDCOM or P-Com may, to the extent that its board of directors determines in good faith, after consultation with outside legal counsel, that the fiduciary duties of the board of directors under applicable law require it to do so:

         o participate in discussions and negotiations regarding an acquisition proposal relating to that company with the person making the acquisition proposal after that person has delivered a written superior proposal; and

         o furnish information to the person making the acquisition proposal relating to that company after that person has delivered a written superior proposal.

         SPEEDCOM or P-Com may furnish information to the person making the acquisition proposal only if:

         o it has first notified the other party of the information to be provided by it to the person making the acquisition proposal;

         o it has notified the other party of the acquisition proposal, the terms of the acquisition proposal and the identity of the person making the acquisition proposal; and

         o the person making the acquisition proposal has signed a confidentiality agreement in a form approved by the other party to the Asset Purchase Agreement.

         In the Asset Purchase Agreement, "acquisition proposal" generally means any proposal relating to any possible acquisition of a company, by merger, purchase of at least 50% of its outstanding shares, purchase of all or substantially all of its assets, or otherwise.

         In the Asset Purchase Agreement, "superior proposal" means any unsolicited bona fide acquisition proposal relating to a company by a third party, which the company's board of directors determines, in its good faith reasonable judgment, after consultation with its independent financial advisors, could reasonably be expected to result in a transaction more favorable to the company's stockholders than the proposed Acquisition and for which financing, to the extent required, is then committed or which, in the good faith reasonable judgment of the board of the company, after consultation with its independent financial advisors, is reasonably capable of being financed by the third party and which is likely to be completed.

         If SPEEDCOM or P-Com receives a superior proposal, its board of directors may approve the superior proposal or recommend the superior proposal to its stockholders if the board determines in good faith, after consultation with outside legal counsel, that such action is required by its fiduciary duties under applicable law, and if it does so, it may amend or withdraw its recommendation of the Acquisition. However, if SPEEDCOM's or P-Com's board of directors approves a superior proposal or recommends the superior proposal and either party terminates the Asset Purchase Agreement, provided that the terminating party is not in material breach of the Asset Purchase Agreement, the company whose board of directors approved or recommended the superior proposal must pay the other party a $500,000 termination fee.

ADDITIONAL AGREEMENTS

Registration Rights Agreement

         In the Asset Purchase Agreement, P-Com and SPEEDCOM have agreed to enter into a registration rights agreement on the date of completion of the Acquisition. The registration rights agreement will provide SPEEDCOM with the following registration rights:

         o SPEEDCOM will have the right to demand the registration of its shares of P-Com common stock, which may be exercised only once, and P-Com will be obligated to keep the registration effective until SPEEDCOM has resold all of its shares of P-Com common stock to the public;

         o SPEEDCOM will have the unlimited right to have its shares of P-Com common stock included in registration statements filed by P-Com registering the resale of P-Com common stock held by parties other than SPEEDCOM, subject to customary limitations including a pro rata cutback; and

         o when P-Com is eligible to register its common stock for resale using a registration statement on Form S-3, SPEEDCOM will have the right to register the resale of its shares of P-Com common stock pursuant to a registration statement on Form S-3 once in any given 12-month period, provided that the aggregate amount of shares being registered for resale is at least $1,000,000, and subject to other customary limitations.

         SPEEDCOM may not exercise any of the foregoing registration rights granted in the registration rights agreement until at least 185 days have passed since the date of execution of the registration rights agreement.

Employment Agreements

         P-Com shall extend an offer to employ certain employees of SPEEDCOM, who will be determined by P-Com and SPEEDCOM prior to completing the Acquisition. If these employees of SPEEDCOM accept P-Com's offer of employment, they will be employed on an "at-will" basis following the Acquisition.

No Solicitation of Employees

         With the exception of the SPEEDCOM employees to whom P-Com may extend an offer of employment, P-Com may not solicit any of SPEEDCOM's employees.

TERMINATION OF THE ASSET PURCHASE AGREEMENT

         The Asset Purchase Agreement may be terminated and the Acquisition abandoned with the prior authorization of the party's respective board of directors as follows:

         o By mutual agreement in writing by P-Com and SPEEDCOM at any time prior to the closing date of the transaction before or after the requisite stockholder approvals;

         o By either P-Com or SPEEDCOM, before or after the requisite stockholder approvals, if the closing of the Acquisition does not occur by December 31, 2003 or if any obligation of the terminating party to consummate the Acquisition has become incapable of satisfaction before December 31, 2003 due to a final and non-appealable government order;

         o By either P-Com or SPEEDCOM, before or after the requisite stockholder approvals, if the other party materially breaches any of the representations, warranties or covenants set forth in the Asset Purchase Agreement at any time before the closing and such breach cannot be cured within thirty (30) days of the receipt of written notice of such breach, provided that the other party is not in material breach;

         o By either P-Com or SPEEDCOM if the party's board of directors enters into or publicly announces its intention to enter into another acquisition agreement, withdraws its recommendation to the stockholders and after receipt of an acquisition proposal, fails to publicly confirm within ten (10) days after the other party's request, its recommendation that the stockholders adopt and approve the Asset Purchase Agreement and the transactions contemplated thereby, or if the party or any of its representatives take any of the actions proscribed in
                  Section 6.9(a) and (b), respectively, of the Asset Purchase Agreement;

         o By either party upon delivery of written notice that the requisite approval of SPEEDCOM's stockholders has not been received; or

         o By either party upon delivery of written notice that the requisite approval of P-Com's stockholders has not been received.



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

         In the event that the Asset Purchase Agreement is validly terminated by either P-Com or SPEEDCOM as provided by the above bullet points, excepting the third and fourth bullet points, the Asset Purchase Agreement will become void and have no effect with the exception of certain miscellaneous provisions. Upon termination of the Asset Purchase Agreement in accordance with the third and fourth bullet points, the breaching party shall pay the non-breaching party $500,000.

FEES AND EXPENSES

         P-Com and SPEEDCOM will each pay its own fees and expenses incurred in connection with the Asset Purchase Agreement.

         SPEEDCOM will pay to P-Com a $500,000 termination fee if P-Com terminates the Asset Purchase Agreement because

         o of a material breach of the Asset Purchase Agreement by SPEEDCOM;

         o SPEEDCOM's board of directors approves an acquisition proposal and withdraws its recommendation of the Acquisition;

         o an acquisition proposal remains in effect 60 days prior to December 31, 2003 and SPEEDCOM's stockholders have not approved and adopted the Asset Purchase Agreement and the Acquisition,

         P-Com will pay to SPEEDCOM a $500,000 termination fee if SPEEDCOM terminates the Asset Purchase Agreement because

         o        of a material breach of the Asset Purchase Agreement by P-Com;

         o P-Com's board of directors approves an acquisition proposal and withdraws its recommendation of the Acquisition;

         o an acquisition proposal remains in effect 60 days prior to December 31, 2003 and P-Com's stockholders have not approved the amendment to P-Com's certificate of incorporation to increase the number of authorized shares of common stock.

                                P-COM'S BUSINESS



OVERVIEW

         P-Com develops, manufactures, and markets microwave radios for point-to-point, spread spectrum and point-to-multipoint applications for telecommunications networks worldwide. Cellular and personal communications providers employ P-Com's point-to-point systems for backhaul between remote tower sites and switching centers. Network service providers and Internet service providers are able, through the deployment of P-Com equipment and systems, to respond to the demands for high-speed wireless access services, such as Internet access associated with business-to-business and e-commerce business processes. Through deployment of P-Com's systems, network providers can quickly and efficiently establish integrated Internet, data, voice, and video communications for their customers, then expand and grow those services as demand increases. The wireless broadband networking market is a subset of the global telecommunications, cellular, personal services communications, wireless Internet access, and private network markets. Because of the number of sub-markets for various products globally, reliable market statistics are not readily available.

         P-Com's point-to-point, spread spectrum and point-to-multipoint products contributed 71% (2001:74%) and 21% (2001:13%) and 8% (2001:13%) of
P-Com's equipment revenue, respectively, in 2002.



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

         Since early 2000, because of a severe industry downturn related to curtailed capital spending by operators and integrators of telecommunications systems globally, P-Com has disposed of non-core businesses (including Technosystem, Cemetel, Control Resources, RT Masts and P-Com Network Services, Inc.), reduced employee headcount sharply, closed non-essential offices, and reduced capital expenditure significantly. Notwithstanding the downturn, P-Com raised $72 million in private equity financings during fiscal years 2000 to 2002. P-Com currently has $4.0 million in availability under a secured line of credit from a commercial bank. P-Com's business has been severely distressed and it has endured the bankruptcy and related loss of revenues and write-offs of its single largest customer in 2001. Short-term demand levels for broadband wireless products such as P-Com's is unclear. However, P-Com believes that should a market turnaround occur, wireless equipment solutions such as those offered by P-Com will continue to be attractive to broadband access providers from a viewpoint of cost efficiency, applications and ease of deployment.

         P-Com was organized on August 23, 1991 as a Delaware Corporation.

INDUSTRY BACKGROUND

         During the 1990s, the demand for additional multimedia infrastructure, and in particular Internet usage growth, fueled network expansion using both wireline and wireless protocols. Speed, reliability and economies of scale are the key elements inherent in commercially successful networked systems. Broadband wireless access was found to supply an efficient and particularly economical means to meet this growing demand for information transfer. Wireless networks are constructed using microwave radios and other equipment to connect cell sites, wireline and other fixed asset systems. P-Com's broadband wireless products and services are targeted to add value to the integrated service providers and wireless telephone operators globally. P-Com's products are designed to be frequency specific by country if required.

         The broadband wireless market developed into two commercially recognized architectures for voice and data transmission: point-to-point and point-to-multipoint. P-Com has developed and sold equipment in commercial quantities for both formats. P-Com does not provide products for wireline sub-sectors of the telecommunications market, including wireline systems and cable systems. Since 2000, system build out has been in a significant slowdown in the United States, Latin America, and European telecommunications markets. Demand for wireless broadband products is currently deeply depressed. P-Com cannot ensure the proliferation of its products or guarantee a given market share of the global telecommunications equipment market in future years. Additionally, there are competing technologies which service the telecommunication sector's hardware demands.

BROADBAND WIRELESS IMPLEMENTATION

         Global deregulation of telecommunications markets and the related allocation of radio frequencies for broadband wireless access transmission have spurred competition to supply wireless-based systems as a cost-effective alternative to traditional wireline service delivery systems. Broadband wireless systems are competitive due to the relatively short set up and deployment time, high return on capital investment, and ability to connect customers quickly once the transmission hardware and software infrastructure are in place. Moreover, network operators can mitigate the risk of "stranded capital costs" inherent in wireline hardware. Such systems do not scale as well as the wireless alternatives as user's needs expand or change over time.

         End users who need to transport information from one location to another have a choice of wired or wireless solutions. Wired solutions typically take the form of lines that are leased from telephone companies. The associated lease payments tend to be less attractive than the cost of ownership of a wireless digital microwave system. Wireless transmission of voice, data and video traffic has become a desirable alternative to wired solutions due to its advantages in cost, speed of deployment, reliability, range, and ease of installation, especially in developing countries. Incumbent telephone companies also are historically slow to deploy leased lines, especially when the user is a cellular operator who essentially competes directly with them. Wireless digital microwave radios, on the other hand, can be deployed immediately upon receiving location rights. P-Com believes, particularly in a time of stringent capital asset rationalization, the wireless choice will be economical and effective.

GLOBAL  PRIVATIZATION  AND  DEREGULATION:  STIMULI TO BROADBAND  WIRELESS ACCESS
GROWTH

         In many parts of the world, telecommunications services are inadequate, unreliable or non-existent due to the lack of existing infrastructure. Additionally, many such countries have privatized the state-owned telecommunications monopoly and opened their markets to competitive network service providers. P-Com believes competitive service providers in such markets often find deployment of wireless broadband the quickest, most economical and scalable means of providing reliable, modern telecommunications services.

         For the communications service providers of the world to be able to utilize P-Com's wireless broadband systems (including P-Com's point-to-multipoint and point-to-point radio systems), they must own the licenses required to operate the systems. Once the service provider has obtained the license, they must then determine, from a number of competing systems (including non-broadband wireless systems), the one that appears best suited for their particular application.

NETWORK ARCHITECTURE BOTTLENECKS

         Fiber optic networks have received much attention because of the speed and quality associated with the technology. Increasingly, network service providers are constructing fiber optic interoffice backbones to meet the significant demand created by Internet and data, video conferencing, and voice services. To satisfy the growing user demand for high-speed access, the fiber optic channels would (if not supplemented by other systems) have to extend all the way into the buildings in which the users reside. The fiber optic channel usually ends short of the building, at the beginning of the "last mile." Thus, users are often forced to use slower dial-up modem connections and ISDN (Integrated Services Digital Network) services, or ADSL (Asymmetrical Digital Subscriber Line) service, with its inherent distance limitations. This local access "bottleneck" denies users the real benefits afforded by fiber optic backbones because the highest speed that users can experience is that of the local access portion of their end-to-end connection. To overcome such limitations in a quick and efficient manner, P-Com believes a broadband wireless solution is attractive to incumbent and competitive carriers alike because the local access speed restrictions are not an issue with broadband wireless equipment.

THE P-COM STRATEGY

         P-Com's goal is to be the leading worldwide supplier of high-performance point-to-point, spread spectrum and point-to-multipoint wireless access equipment. P-Com's strategy to accomplish this objective is to:

         o Focus on point-to-point, spread spectrum and point-to-multipoint microwave markets. P-Com designs products specifically for the millimeter wave (licensed) and spread spectrum (unlicensed) microwave frequency bands. P-Com has designed P-Com's core architecture to optimize the systems for operation at millimeter and microwave frequencies.

         o Continue expansion of P-Com's identified global market opportunities. P-Com has met the standards established by the European Telecommunications Standards Institute ("ETSI") and achieved regulatory approval for P-Com systems in Argentina, Australia, Austria, Brazil, Canada, China, the Czech Republic, Latvia, France, Germany, Greece, Hungary, Italy, Japan, Jordan, Mexico, Saudi Arabia, Spain, and the United Kingdom, as well as the United States. P-Com continues to seek to obtain type approval in other countries as the markets develop and the need arises. P-Com maintains international sales and/or support offices in Italy, China, Singapore and the United Kingdom.

         o Build and sustain manufacturing cost advantage. P-Com has designed its system architecture to reduce the number of components incorporated into each system, and to permit the use of common components and "building blocks" across the range of P-Com products. This approach assists in manufacturing cost reduction through volume component purchases and enabling a standardized manufacturing process. Utilization of turnkey contract manufacturers eliminates expensive in-house manufacturing assembly, and provides ability to scale up or down as market conditions dictate.

         o Exploit engineering synergies. Due to similarities among P-Com's product lines, P-Com has created new design architectures that strive to obtain commonality in different products. This approach reduces manufacturing costs and affords improved time to market and feature sets.

         o Maximize P-Com's customers' revenue. One of the main objectives of the access providers who buy broadband wireless products from P-Com or P-Com's competitors is the establishment of an access system that enables them to derive from their allocated frequency bandwidth the maximum amount of revenue-producing traffic, also known as "throughput." The greater the "throughput" capability of a wireless broadband system, the greater the access provider's revenue production potential. Because P-Com's products are scaleable, users can quickly maximize throughput-utilizing software alone to meet network demands. This allows network operators to make optimum use of their allocated frequency bandwidth, thus maximizing revenue.

         o Leverage and maintain software leadership. P-Com differentiates its systems through proprietary software embedded in the Indoor Unit, Outdoor Unit, and in the Windows and SNMP-based software tools. This software is designed to allow P-Com to deliver to its customers a high level of functionality that can be easily reconfigured by the customer to meet changing needs. Software tools are also used to facilitate network management.

RANGE OF PRODUCT CHOICES

         P-Com offers access providers around the world a range of wireless systems that encompass point-to-multipoint wireless broadband, point-to-point wireless broadband, and spread spectrum systems, with each product targeting a specific market.

         Point-to-point wireless broadband systems are typically deployed by cellular operators for wireless cellular interconnect and backhaul. Cellular interconnect comprises any of the wireless connections between a Base Station Transceiver, Base Station Controller, and Mobile Switching Center. Backhaul, or the transport of cellular traffic between mobile wireless towers and the mobile switching office on cellular phone networks, is a typical application for point-to-point equipment.

         Point-to-point wireless broadband is a dedicated link wireless technology enabling voice and data services between a subscriber and the network. For each new subscriber using this service, the network service provider provides a separate set of dedicated access equipment. As mobile service usage continues to grow, cellular service providers will have to continue to scale down existing cells into smaller ones to reuse precious spectrum. With each such division of cells comes opportunity for new wireless point-to-point applications because of the need for more backhauls.

         Spread spectrum radios are license-free, that is it does not require the Federal Communication Commission's approval (or other regulatory body in foreign countries) before P-Com equipment is deployed, and they are generally less expensive than licensed products. They are sold through Value Added Resellers and system integrators for private and public networks, providing last-mile wireless connectivity.



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

         Internet service providers and system operators typically use point-to-multipoint where bandwidth availability is critical to profitable system operation. Point-to-multipoint broadband wireless service is a wireless technology that provides the high-speed access service. This service can be rapidly deployed; it is highly efficient, reliable and scalable; it is cost effective because it can serve many subscribers from one hub; and it can be expanded as demand for service dictates. Nonetheless, P-Com's and its competitors' point-to-multipoint products operating in the high bandwidth licensed spectrum have not gained sufficient market share in the wireless broadband market, and it is unclear when sales of these products will materialize, if at all.

         Access providers determine from studies of their market whether to provide a point-to-multipoint or point-to-point system or a combination of both, to best meet their business plan objectives. Additionally, access providers determine if Frequency Division Multiple Access ("FDMA") or Time Division Multiple Access ("TDMA") mode, or a combination of both, best satisfies their engineering requirements. Although TDMA appears to offer the most cost effective use of bandwidth, FDMA has the advantage of being easier to deploy and allows providers to guarantee higher quality service levels to their customers.

         To complete P-Com's product portfolio, P-Com has original equipment manufacturer agreements with fSona Communications Corporation and Microwave Networks, Inc. for two additional products. fSona provides an unlicensed Free Space Optics radio, which uses advanced line-of-sight wireless laser communications technology to enable secure, high-speed connections from 155 to 1500 Megabits per second ("Mbps"). Microwave Networks, Inc. provides a private labeled version of their 155 Mbps SDH (Synchronous Digital Hierarchy) radio that is available in many frequencies including 18, 23, 26 and 38 GHz.

         The greater the number of frequencies provided for by the wireless broadband manufacturer, the greater the manufacturer's potential market penetration. P-Com's systems utilize a common architecture in the millimeter wave and spread spectrum microwave frequencies, including 2.4 GHz, 5.7 GHz, 7 GHz, 13 GHz, 14 GHz, 15 GHz, 18 GHz, 23 GHz, 24 GHz, 26 GHz, 28 GHz, 31 GHz, 38 GHz and 50 GHz.

         P-Com provides both point-to-multipoint and point-to-point systems in a broad range of frequencies. P-Com's competitors generally provide either point-to-multipoint or point-to-point, but seldom both. By providing such a broad range of design options and a network management system that is common across all P-Com radio systems, P-Com gives broadband wireless service providers more design latitudes than those available from many competing systems and enable providers to tailor their equipment mix purchases to help maximize their "throughput." In addition, P-Com's relatively broad range of product offerings tends to cushion P-Com against the risk that a particular frequency or standard might, for whatever reason, come to dominate all marketplace alternatives, or be mandatory for a particular country or project.

         Certain limitations are common to all wireless broadband systems like those provided by P-Com. Among the more common of these limitations are the requirements for line-of-sight between the hubs and the remote sites; spacing between the hubs and the remote stations; signal transmit/receive power level interference; poor performance if there is improper antenna alignment; and adjacent cell interference due to improper power levels. Professional execution of installation, path and site commissioning are mandatory for a reliable network.

TECHNOLOGY

         P-Com's technological approach to point-to-multipoint, point-to-point, and spread spectrum digital microwave radio systems is, in P-Com's opinion, meaningfully different from conventional approaches. Through the use of proprietary designs, P-Com can quickly produce highly integrated, feature-rich systems. The results of these integrated designs are reliability, ability to customize customer specific designs and continuing ability to be cost competitive, particularly in the current market.

         P-Com's products are optimized for streamlined components, immunity to noise and interference, ease of high-volume manufacturing and installation. Yet P-Com's radios contain superior features. Equally important, because critical components and building blocks perform common functions across different product lines, P-Com's design philosophy is to design sections of each radio in a way that enable the designs to be reused with little or no modification in a different product line.

         P-Com's point-to-point and spread spectrum microwave radios consist of three primary assemblies: the Indoor Unit, the Outdoor Unit and the antenna. The Indoor Unit houses the digital signal processing and the interfaces to the Outdoor Unit via a single coaxial cable. The Outdoor Unit, a radio frequency drum or enclosure, which is installed outdoors, establishes the specific frequencies for transmitting and receiving data. The antenna interfaces directly to the Outdoor Unit via proprietary P-Com technology.

         Software embedded in P-Com's systems allows the user to easily configure and adjust system settings such as frequency, power, and capacity without manual tuning and mechanical adjustments. Software provided with P-Com's systems includes PC-based sophisticated diagnostics, maintenance, network management, and system configuration tools.

         Competing systems also employ the Indoor Unit/Outdoor Unit concept but P-Com's products are differentiated by how P-Com implements the components within the Indoor Unit and Outdoor Unit. By moving many frequency-sensitive components to the Outdoor Unit, the user is afforded improved reliability, lower cost and easier interchangeability.

         P-Com believes that its spread spectrum products are industry leaders, especially with P-Com's latest product release line of AirPro Goldo. AirPro Gold represents P-Com's latest generation of license-free spread spectrum radios that address many markets including wireless Internet and the voice and data or E1 market. Rather than develop separate products for each market and application, P-Com created a single radio architecture that offers that ability to rapidly and reliably change the interface of the radio depending on the application. By inserting a series of plug-in modules, the radio interface can be changed to connect to different types of services. The simplest model, AirPro Gold.Net, offers wireless Internet connectivity via an ethernet port to address the wireless Internet and Hotspot markets. The voice and data market requires a different network interface to connect to the network. By simply installing a plug-in module, AirPro Gold.Net is transformed into a completely different product, AirPro Gold E1. Thus the functionality is changed from a wireless Internet radio to a 4 Mbps or E1 point-to-point radio. Additional advantages of this architecture are simplified stocking and the ability to change the radio interface as dictated by customer requirements. No other broadband wireless radio company at present offers such diverse functionality.

         P-Com's third product line, point-to-multipoint systems operating in the high bandwidth licensed spectrum, has been deemphasized resulting from the absence of sales in recent periods attributable to the product line. These systems are composed of base station equipment transmitting to many remote terminals within a certain radius or sector. This "downlink" carries data packets known as Asynchronous Transfer Mode cells over the link, which allow many different media to be supported, including voice, data, fax, IP, Frame Relay, 10 BaseT, and many other services. The return, or up-link from the Remote to the Base Station, can operate in either FDMA or TDMA mode.

         FDMA uses one or more discrete radio channels with constant throughput; similar to ordinary telephone lines in that the channel is occupied and consumes the same bandwidth whether a voice conversation is occurring or not. FDMA's advantage is that the connection is always available. However, keeping the channel occupied whether traffic is present is inefficient. TDMA addresses the issue of channel efficiency by dynamically assigning bandwidth only when it is needed. P-Com's point-to-multipoint system is the only solution to offer simultaneous FDMA and TDMA operation. It is not yet clear which will be the eventual dominant technology either throughout the world or in specific geographic regions. As a result, P-Com has elected to offer a greater versatility for the customer and higher levels of network flexibility by allowing both FDMA and TDMA to be simultaneously deployed within a sector thus providing the network access operator the flexibility to design the network to uniquely match the specific traffic profiles within individual sectors.

         The range of the point-to-multipoint system is determined by many factors, the most significant aspect of which is the modulation mode. P-Com's point-to-multipoint system employs a sophisticated software-selectable modulation technique called quadrature amplitude modulation, which can operate in any of three levels: 4, 16 and 64 level quadrature amplitude modulation. The highest level, 64 quadrature amplitude modulation, offers the highest throughput but shortest range, contrasted by 4 quadrature amplitude modulation that offers the longest range but lower throughput. This beneficial feature of software selectable modulation offers the network operator the ability to tailor the system for optimum range or optimum throughput. This provides the network provider with the capability to best match the capacity load of the customer base and to optimally use the available spectrum.

         The modular design of this point-to-multipoint system allows the user to start with a low capacity installation, and then by adding expansion cards into the sector Indoor Unit, increase the overall throughput, and hence capacity, within the sector. This is achieved without the duplication of any of the more expensive microwave Outdoor Unit equipment.

SERVICES

         On April 30, 2003, P-Com entered into an Asset Purchase Agreement with JKB Global, LLC to sell certain assets of P-Com Network Services, Inc., P-Com's discontinued service business. The total cash consideration was approximately $105,000, plus the assumption of certain liabilities. The sale of P-Com Network Services, Inc. was consummated on April 30, 2003.

MANUFACTURING AND TESTING

         P-Com's Campbell, California facility received its initial ISO 9001 registration in December 1993, and maintains a current certification. P-Com's ISO 9001 registration for the United Kingdom sales and customer support facility was received in 1996 and it has current certifications; P-Com's ISO 9001 registration for the Tortona facility in Italy was first received in 1996 and it has current certification. P-Com's production facility in Melbourne, Florida was ISO 9001 certified in 1999. On December 15, 2003, ISO requires all holders of ISO 9001:1994 to upgrade to ISO 9001:2000. If P-Com is unsuccessful in its efforts to upgrade to ISO 9001:2000, its ability to secure purchase orders for its products may be adversely affected. Once a system reaches commercial status, P-Com contracts with one or more of several turnkey fabricators to build radio system units in commercial quantities. Utilization of such fabricators relieves P-Com of expensive investments in manufacturing facilities, equipment, and parts inventories. This strategy enables P-Com to quickly scale to meet varying customer demands and changes in technology.

         P-Com tests and manufactures systems in P-Com's California, Italy and Florida locations prior to shipment to its customers. Testing includes the complete Indoor-Outdoor unit assembly, thereby providing customers with a completely tested end-to-end system.

         P-Com's designs make every effort to use components that are readily available from multiple sources, but in some cases, components that are single source or sole source must be used. Most manufacturers provide P-Com with advanced notice of the discontinuation of a device, but in the current depressed economy some manufacturers have discontinued components with little or no notice. When components are discontinued it may cause a significant expense to redevelop a replacement component and may even disrupt the flow of products from P-Com's manufacturing facilities.

SALES CHANNELS AND P-COM CUSTOMERS

         P-Com's wireless access systems are sold internationally and domestically directly through its own sales force as well as through strategic partners, distributors, systems providers, and original equipment manufacturers.

         In 2002, P-Com's customers include:


CUSTOMER                                                                                        PERCENTAGE OF
                                                                                                      REVENUE

Myntahl Corporation....................................................................                   14%
Orange Personal Communications System..................................................                   11%
Vodafone (Mannesmann)..................................................................                    7%


         During 2002, sales to Myntahl Corporation and Orange Personal Communications System accounted for 14% and 11% of P-Com's total sales, respectively. P-Com expects that sales to a relatively small number of customers will continue to account for a high percentage of its sales in the foreseeable future. Although the composition of P-Com's largest customer group may vary from period to period, the loss of a significant customer or a major reduction in orders by any significant customer, through reductions due to market, economic or competitive conditions in the telecommunications industry, may adversely affect its business, financial condition, and results of operations. While P-Com generally enters into written agreements with its major customers, P-Com generally does not provide for minimum purchase commitments. P-Com's ability to maintain or increase its sales in the future will depend, in part, upon its ability to obtain orders from new customers as well as the financial condition and success of P-Com customers, and the economy in general.

         P-Com's product sales segment is located primarily in the United States, with manufacturing and/or sales support operations in Italy, the United Kingdom, Singapore, and China. P-Com develops, manufactures and/or market networks access systems for use in the worldwide wireless telecommunications market.

         P-Com's backlog was approximately $2.9 million as of December 31, 2002, as compared to approximately $5.9 million as of December 31, 2001. The decrease was due to continuing worldwide recession in capital spending within the telecommunications industry and lack of forecast clarity from continuing customers. P-Com includes in backlog only those firm customer commitments to be shipped within the following twelve months. A significant portion of P-Com's backlog scheduled for shipment in the twelve months following December 31, 2002 can be cancelled, since orders are often made substantially in advance of shipment, and most of P-Com's contracts provide that orders may be cancelled with limited or no penalties for a specified period before shipment. Therefore, backlog is not necessarily indicative of future sales for any particular period.

RESEARCH AND DEVELOPMENT

         P-Com has a continuing research and development program to enhance its existing systems and related software tools and to introduce new systems. P-Com invested approximately $12.7 million, $19.8 million and $20.2 million in 2002, 2001, and 2000, respectively, in research and development efforts and expects to continue to invest material resources in research and development to maintain superior features creating value for many customers.

         P-Com's research and development efforts can be classified into two distinct efforts: (1) increasing the functionality of its radio systems under development by adding additional frequencies and capacities to its product lineup, its network management system software offering, and developing other advancements to radio systems, and (2) integrating new functionality to extend the reach of its products into the customers' networks, such as access technology which allows the customer to manage telecommunications services at its site and to integrate voice, data, video and facsimile in one offering.

P-Com's current efforts may not result in new product introductions or material modifications to existing products. The wireless telecommunications market is subject to rapid technological change, frequent new product introductions and enhancements, product obsolescence, changes in end-user requirements and evolving industry standards globally.

         P-Com's ability to be competitive in this market will depend in significant part upon its ability to successfully develop, introduce, and sell new systems and enhancements and related software tools on a timely and cost effective basis that respond to changing customer requirements. P-Com has experienced and may continue to experience delays from time to time in completing development and introduction of new systems, and enhancements for related software tools. P-Com has in place a Product Qualification / Quality Assurance structure that ensures product acceptance in the marketplace before and after commencement of commercial shipments.

SALES AND MARKETING

         P-Com's sales and marketing efforts are directed from P-Com's corporate offices in Campbell, California. P-Com has sales operations and customer support facilities in the United Kingdom and Italy that serve the European market, and in China and Singapore for Asian markets. Internationally, P-Com uses a variety of sales channels, including system providers, original equipment manufacturers, dealers, and local agents. P-Com also sells directly to its customers. P-Com has established agent relationships in numerous other countries in the Asia/Pacific region, the Middle East, Latin America, and Europe.

         Typically, P-Com's sales process commences with the solicitation of bids by prospective customers. If selected to proceed further, P-Com may provide systems for incorporation into system trials, or P-Com may proceed directly to contract negotiations. When system trials are required and successfully completed, P-Com then negotiates a contract with the customer to set technical and commercial terms of sale. These terms of sale govern the purchase orders issued by the customer as the network is deployed and/or enhanced.

         P-Com believes that, due to the complexity of its radio systems, a high level of technical sophistication is required on the part of P-Com's sales and marketing personnel. In addition, P-Com believes that after-sale customer service programs are fundamental to customer satisfaction and the potential for follow-on business. New customers are provided engineering assistance for installation of the initial units as well as varying degrees of field training depending upon the customer's technical aptitude. All customers are provided telephone support via a 24-hour customer service help desk. P-Com's customer service efforts are supplemented by P-Com system providers.

COMPETITION

         The worldwide wireless communications market is very competitive. P-Com's wireless radio systems compete with other wireless telecommunications products and alternative telecommunications transmission media, including copper and fiber optic cable. P-Com has experienced competition worldwide from a number of leading telecommunications companies that offer a variety of competitive products and services, including Alcatel Network Systems, Alvarion, Stratex Communication Systems Networks, Ericsson, Harris-Farinon Division, NEC, Nokia, Nortel, SIAE, Hughes Network Systems and Proxim. Many of these companies have substantially greater installed bases, financial resources and production, marketing, manufacturing, engineering and other capabilities than P-Com. P-Com faces actual and potential competition not only from these established companies, but also from start-up companies that are developing and marketing new commercial products and services, such as Digital Subscriber Line ("DSL").

         P-Com may also face competition in the future from new market entrants offering competing technologies. P-Com's results of operations may depend in part upon the extent to which customers who choose to rely on wireless strategies, elect to purchase from outside sources rather than develop and manufacture their own radio systems. Customers may choose not to rely on, or expand, their reliance on P-Com as an external source of supply for their radio systems. Recently, some of P-Com's competitors have announced the introduction of competitive products, including related software tools, and the acquisition of other competitors and competitive technologies.

         Competition is especially intense during the current period of depressed demand for telecommunications infrastructure equipment. P-Com expects its competitors to continue to improve the performance and lower the price of their current products, and to introduce new products or new technologies that provide added functionality and other features. New product introductions and enhancements by P-Com's competitors prior to its introduction of competing technology could cause a significant decline in sales or loss of market acceptance of P-Com systems or intense price competition, or make P-Com systems or technologies obsolete or noncompetitive. P-Com has experienced significant price competition and expects price competition to intensify in view of the current market downturn. This has adversely affected P-Com's gross margins and business, financial condition and results of operations. P-Com believes that its ability to continue to compete successfully is based on factors both within and outside of P-Com's control. Timing of new product line introductions, performance characteristics of P-Com's equipment and the ability of P-Com's own customers to be successful all play key roles. P-Com will continue to be required to expend significant resources on new product development, cost reduction and enhancements.

         The principal elements of competition in P-Com's market, and the basis upon which customers may select P-Com's systems, include price, performance, software functionality, and ability to meet delivery requirements and customer service and support.

GOVERNMENT REGULATION

         Radio telecommunications are subject to extensive regulation by the United States and foreign governmental agencies and international treaties. P-Com's systems must conform to a variety of domestic and international requirements established to, among other things, avoid interference among users of radio frequencies and to permit interconnection of equipment. Each country has a different regulatory process. Historically, in many developed countries, the limited availability of frequency spectrum has inhibited growth of wireless telecommunications networks.

         In order for P-Com to operate within a specific country's jurisdiction, P-Com must obtain regulatory approval for its systems and comply with different regulations in each jurisdiction. Regulatory bodies worldwide are continuing the process of adopting new standards for wireless telecommunications products. The delays inherent in this governmental approval process may cause the cancellation, postponement or rescheduling of the installation of communications systems by P-Com and its customers, which in turn may have prevented or delayed the sale of systems by P-Com to such customers.

         The failure to comply with current or future regulations or changes in the interpretation of existing regulations could result in suspension or cessation of operations in that particular jurisdiction. These regulations and changes could require P-Com to modify its products and incur substantial costs and delays to comply with these time-consuming regulations and changes. In addition, P-Com is also affected by the regulation, allocation and auction of radio frequency spectrum by domestic and international authorities. Equipment to support new services can be marketed only if permitted by suitable frequency allocations, auctions and regulations, and the process of establishing new regulations is complex and lengthy. If personal communications service operators and others are delayed in deploying their systems, P-Com could experience delays in orders for its products. Failure by the regulatory authorities to allocate suitable frequency spectrum could adversely affect P-Com's business, financial condition and results of operations.

         The regulatory environment in which P-Com operates is subject to significant change. Regulatory changes, which are affected by political, economic and technical factors, could significantly impact P-Com's operations by restricting the development efforts of its customers, making current systems obsolete or increasing the opportunity for additional competition. Any of these regulatory changes, including changes in the allocation of available spectrum, could adversely affect P-Com's business and results of operations. P-Com might deem it necessary or advisable to modify its systems to operate in compliance with applicable regulations. These modifications could be extremely expensive and time consuming.

INTELLECTUAL PROPERTY

         P-Com relies on its ability to obtain and enforce combination of patents, trademarks, trade secrets, copyrights, and a variety of other measures to protect P-Com's intellectual property rights. P-Com currently holds fourteen United States patents and six United States copyrights on software. P-Com generally enters into confidentiality and nondisclosure agreements with service providers, customers and others, and to limit access to and distribution of P-Com's proprietary technology. P-Com also enters into software license agreements with its customers and others. However, these measures may not provide adequate protection for P-Com's trade secrets and other proprietary information. Disputes over the ownership of P-Com's intellectual property rights may still arise and P-Com's trade secrets and proprietary technology may otherwise become known or be independently developed by competitors. Any patent owned by P-Com may be invalidated, circumvented or challenged, the rights granted thereunder may not provide competitive advantages to P-Com or any of P-Com's pending or future patent applications may not be issued with the scope of the claims sought by P-Com, if at all. Furthermore, others may develop similar products or software, duplicate P-Com's products or software or design around the patents owned by P-Com, or third parties may assert intellectual property infringement claims against P-Com. In addition, foreign intellectual property laws may not adequately protect P-Com's intellectual property rights abroad. Failure to protect P-Com's proprietary rights could adversely affect P-Com's business, financial condition, and results of operations.

         Litigation may be necessary to enforce P-Com's patents, copyrights, and other intellectual property rights, to protect P-Com's trade secrets, to determine the validity of and scope of the proprietary rights of others or to defend against claims of infringement or invalidity. This litigation could result in substantial costs and diversion of resources and could adversely affect P-Com's business, financial condition and results of operations regardless of the outcome of the litigation. Infringement, invalidity, right to use or ownership claims by third parties or claims for indemnification resulting from infringement claims may be asserted in the future and these assertions may adversely affect P-Com's business, financial condition, and results of operations. If any claims or actions are asserted against P-Com, P-Com may seek to obtain a license under a third party's intellectual property rights. However, a license may not be available under reasonable terms or at all. In addition, if P-Com decides to litigate these claims, the litigation could be extremely expensive and time consuming and could adversely affect P-Com's business, financial condition and results of operations, regardless of the outcome of the litigation.

EMPLOYEES

         As of September 2, 2003, P-Com and its subsidiaries employed a total of 135 employees, including 71 in Operations, 23 in Research and Development, 22 in Sales and Marketing and 19 in Administration. P-Com believes that future results of operations will depend in large part on its ability to attract and retain highly skilled employees. None of P-Com's employees are represented by a labor union, and P-Com has not experienced any work stoppages to date. P-Com Germany employed 15 prior to its closure in July 2001. RT Masts employed 170 before it was sold in February 2001.

PROPERTIES




LOCATION OF LEASE FACILITY            FUNCTIONS                                            SQUARE FOOTAGE     DATE LEASE EXPIRES
--------------------------            ---------                                            --------------     ------------------

Headquarters, Campbell, CA.........   Administration/Customer                                      61,000       November 2005
                                      Support/Sales/Engineering; Manufacturer
Campbell, CA(1)....................   Manufacturing/Research                                       30,000         July 2003
Redditch, England(2)...............   Sales/Customer Support                                        5,500       September 2003
Watford, England...................   Research/Development                                          7,500         April 2008
Redditch, England..................   Warehouse                                                     6,800       September 2004
Dulles, VA(3)......................   Administration                                                8,750       September 2003
Sterling, VA(4)....................   Sales/Customer Support/Warehouse                             15,000       September 2003
Phoenix, AZ(5).....................   Services                                                      2,540        January 2003
Melbourne, FL(6)...................   Research/Development                                          8,697         July 2004
Beijing, China.....................   Sales/Customer Support                                        3,180         July 2004
Singapore..........................   Sales/Customer Support                                          560        October 2003


-----------

(1) Facility was closed in February 2003, and by agreement with the landlord, the lease terminated on July 28, 2003.

(2) Facility was closed in April 2002, and by agreement with the landlord, the lease was terminated in September 2003.

(3) Facility was closed in February 2003, and by agreement with the landlord, the lease was terminated in September 2003.

(4) Facility was occupied by P-Com Network Services, Inc. until June 2003. By agreement with the landlord, the lease was terminated on September 1, 2003.

(5)      Facility was closed upon expiration of the lease.

(6) This facility's lease was amended in April 2003, reducing the square footage from 22,225 to 8,697 square feet.

         P-Com Italia, S.p.A., owns and maintains its corporate headquarters in Tortona, Italy. This facility, consisting of approximately 36,000 square feet, provides design, test, manufacturing, mechanical, and warehouse functions.

LEGAL PROCEEDINGS

         On June 20, 2003, Agilent Financial Services, Inc. filed a complaint against P-Com for Breach of Lease, Claim and Delivery and Account Stated, in the Superior Court of the State of California, County of Santa Clara. The amount claimed in the complaint is $2,512,509, and represents accelerated amounts due under the terms of capitalized equipment leases of P-Com. On June 27, 2003, the parties filed a Stipulation for Entry of Judgment and Proposed Order of Dismissal of Action Without Prejudice. Under the terms of the Stipulation, P-Com paid Agilent $50,000 on July 15, 2003, $100,000 on September 1, 2003, and is obligated to pay monthly payments of $50,000 for fourteen months, from October 1, 2003, up to and including November 1, 2004, and $1,725,000 on December 1, 2004. As a result of the Stipulation, judgment under the Complaint will not be entered unless and until P-Com defaults under the terms of the Stipulation. In the event P-Com satisfies each of its payment obligations under the terms of the Stipulation, the complaint will be dismissed, with prejudice.

         On April 4, 2003, Christine Schubert, Chapter 7 Trustee for Winstar Communications, Inc. et al, filed a Motion to Avoid and Recover Transfers Pursuant to 11 U.S.C. oo 547 and 550, in the United States Bankruptcy Court for the District of Delaware and served the Summons and Notice on July 22, 2003. The amount of the alleged preferential transfers to P-Com is approximately $13.7 million. P-Com has reviewed the Motion and believes that the payments made by Winstar Communications, Inc. are not voidable preference payments under the United States Bankruptcy Code. P-Com intends to defend the Motion.

         Other than the amounts claimed by Christine Schubert, Chapter 7 Trustee for Winstar Communications, Inc., the amount of ultimate liability with respect to each of the currently pending actions is less than 10% of P-Com's current assets. In the event P-Com is unable to satisfactorily resolve these and other proceedings that arise from time to time, its financial position and results of operations may be materially affected.

MARKET PRICE AND DIVIDEND INFORMATION

         P-Com's common stock was quoted in the NASDAQ National Market under the symbol PCOM, until August 26, 2002. Due to P-Com's failure to meet certain listing requirements, including a minimum bid price of $1.00 per share, NASDAQ moved P-Com's stock listing from the NASDAQ National Market to the NASDAQ Small Cap Market, effective August 27, 2002. Additionally, NASDAQ notified P-Com that, subject to maintaining compliance with the various rules necessary for continued listing on the NASDAQ Small Cap Market, P-Com's stock could be delisted from the NASDAQ Small Cap Market unless it reached and maintained the minimum $1 bid price for a period of 10 consecutive days by February 10, 2003. P-Com did not meet this minimum bid price requirement, and effective March 10, 2003, P-Com's common stock was delisted from the Small Cap Market and now trades on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc. This change could result in a less liquid market available for existing and potential stockholders to trade shares of P-Com's common stock and could ultimately further depress the trading price of its common stock.

         In addition, P-Com's common stock is subject to the SEC's "penny stock" regulation. For transactions covered by this regulation, broker-dealers must make a special suitability determination for the purchase of the securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, the rules generally require the delivery, prior to the transaction, of a risk disclosure document mandated by the SEC relating to the penny stock market. The broker-dealer is also subject to additional sales practice requirements. Consequently the penny stock rules may restrict the ability of broker-dealers to sell P-Com's common stock and may affect the ability of holders to sell the common stock in the secondary market, and the price at which a holder can sell the common stock.

         The following table sets forth the range of high and low sale prices, as reported on the NASDAQ National Market, NASDAQ Small Cap Market and OTC Bulletin Board for the first, second, and third quarters of 2003 and each quarter in 2002 and 2001. These quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not necessarily represent actual transactions.

         As of August 21, 2003, there were 586 holders of record of P-Com common stock.

                                                                                              PRICE RANGE OF
                                                                                               COMMON STOCK
                                                                                               HIGH       LOW
                                                                                               ----       ---

2001:
First Quarter...........................................................................      $1.10     $0.25
Second Quarter..........................................................................       0.30      0.11
Third Quarter...........................................................................       0.14      0.05
Fourth Quarter..........................................................................       0.08      0.03
2002:
First Quarter...........................................................................      $0.37     $0.13
Second Quarter..........................................................................       0.36      0.09
Third Quarter...........................................................................       0.82      0.19
Fourth Quarter..........................................................................       0.38      0.15
2003:
First Quarter...........................................................................      $0.31     $0.09
Second Quarter..........................................................................      $0.13     $0.06
Third Quarter...........................................................................      $0.34     $0.09


Dividends

         To date, P-Com has not paid any cash dividends on shares of its common stock. P-Com currently anticipates that it will retain any available funds for use in the operation of its business, and does not anticipate paying any cash dividends in the foreseeable future.

P-COM'S QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         P-Com has international sales and facilities and is, therefore, subject to foreign currency rate exposure. Historically, P-Com's international sales have been denominated in British pounds sterling, Euros, and United States dollars. The functional currencies of P-Com's wholly owned foreign subsidiaries are the local currencies. Assets and liabilities of these subsidiaries are translated into United States dollars at exchange rates in effect at the balance sheet date. Income and expense items are translated at average exchange rates for the period. Accumulated net translation adjustments are recorded in stockholders' equity. Foreign exchange transaction gains and losses are included in the results of operations, and were not material for all periods presented. Based on P-Com's overall currency rate exposure at June 30, 2003, a near-term 10% appreciation or depreciation of the United States dollar would have an insignificant effect on P-Com's financial position, results of operations and cash flows over the next fiscal year. P-Com does not use derivative financial instruments for speculative or trading purposes.

         The estimated fair value of P-Com's fixed rate convertible subordinated notes is approximately 30% of par, or $6.6 million at June 30, 2003. The estimates of fair value will vary over time depending on P-Com's financial condition and expected future cash flows.

P-COM'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         P-Com's management's discussion and analysis of financial condition and results of operations contain forward-looking statements, which involve risks and uncertainties. P-Com's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the section entitled "Risk Factors" beginning on page 7 of this joint proxy statement.

OVERVIEW

         P-Com supplies broadband wireless equipment and services for use in telecommunications networks. Currently, P-Com ships 2.4 GHz and 5.7 GHz spread spectrum (unlicensed) radio systems, as well as 7 GHz, 13 GHz, 14 GHz, 15 GHz, 18 GHz, 23 GHz, 26 GHz, 38 GHz and 50 GHz point-to-point radio systems. P-Com's performance in 2002 continued to be impacted by the capital expenditure level reductions maintained by the telecommunications industry in the United States and globally. The net loss in 2002 included inventory related charges to product costs of sales of $5.8 million, and a goodwill impairment write-off of $16.9 million related to the carrying value of P-Com's services business subsidiary, arising from P-Com's adoption of Financial Accounting Standard ("FAS") 142. P-Com implemented cost reduction programs, including a headcount reduction of approximately 186 employees or 48% compared to previous year's headcount and termination of facility leases. These cost reductions were insufficient to offset the impact of the reduction in revenue and continued low gross profit margins in a depressed industry.

         In the first quarter of 2003, P-Com decided to exit the services business. Accordingly, this business is reported as a discontinued operation and P-Com recorded losses from its operations for the year ended December 31, 2002, 2001, and 2000.

CRITICAL ACCOUNTING POLICIES

         Management's discussion and analysis of P-Com's financial condition and results of operations are based upon P-Com's consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires P-Com to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, P-Com evaluates its estimates. P-Com bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

         P-Com believes the following critical accounting policies affect its more significant judgments and estimates used in the preparation of its consolidated financial statements:

Management's use of estimates and assumptions

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates, and such differences could be material and affect the results of operations reported in future periods.



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

Fair value of financial instruments

         P-Com measures its financial assets and liabilities in accordance with accounting principles generally accepted in the United States. The estimated fair value of P-Com's Convertible Subordinated Notes due 2005 was approximately 30% of par or $6.0 million at June 30, 2003 and $6.7 million at December 31, 2002. The estimated fair value of cash, accounts receivable and payable, bank loans and accrued liabilities at June 30, 2003 and December 31, 2002 approximated cost due to the short maturity of these assets and liabilities.

Revenue Recognition

         Revenue from product sales is recognized upon transfer of title and risk of loss, which is upon shipment of the product, provided no significant obligations remain and collection is probable. Provisions for estimated warranty repairs, returns and other allowances are recorded at the time revenue is recognized.

Allowance for Doubtful Accounts

         P-Com maintains an allowance for doubtful accounts for estimated losses from the inability of its customers to make required payments. P-Com evaluates its allowance for doubtful accounts based on the aging of its accounts receivable, the financial condition of its customers and their payment history, P-Com's historical write-off experience and other assumptions. In order to limit its credit exposure, P-Com requires irrevocable letters of credit and even prepayment from certain of its customers before commencing production.

Inventory

         Inventory is stated at the lower of cost or market, cost being determined on a first-in, first-out basis. P-Com assesses its inventory carrying value and reduces it if necessary, to its net realizable value based on customer orders on hand, and internal demand forecasts using management's best estimate given the information currently available. Demand from P-Com's customers is highly unpredictable, and can fluctuate significantly as a result of factors beyond P-Com's control. P-Com's inventories include parts and components that are specialized in nature or subject to rapid technological obsolescence. P-Com maintains an allowance for inventories for potentially excess and obsolete inventories and gross inventory levels that are carried at costs that are higher than their market values. If P-Com determines that market conditions are less favorable than those projected by management, such as an unanticipated decline in demand not meeting its expectations, additional inventory write-downs may be required.

Property and Equipment

         Property and equipment are stated at cost and include tooling and test equipment, computer equipment, furniture, land and buildings, and construction-in-progress. Depreciation is computed using the straight-line method based upon the useful lives of the assets ranging from three to seven years, and in the case of buildings, 33 years. Leasehold improvements are amortized using the straight-line method based upon the shorter of the estimated useful lives or the lease term of the respective assets.

Impairment of long- lived assets

         In the event that certain facts and circumstances indicate that the long-lived assets may be impaired, an evaluation of recoverability would be performed. If an evaluation were required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if write-down is required. A $599,000 impairment valuation charge in connection with property and equipment for P-Com's point-to-multipoint product line was charged to restructuring charges in the first quarter of 2003,


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

and a further $2.5 million impairment charge for the point-to-multipoint property and equipment was recorded in the second quarter of 2003.

Concentration of credit risk

         Financial instruments that potentially subject P-Com to significant concentrations of credit risk consist principally of cash equivalents and trade accounts receivable. P-Com places its cash equivalents in a variety of financial instruments such as market rate accounts and United States government agency debt securities. P-Com, by policy, limits the amount of credit exposure to any one financial institution or commercial issuer.

         P-Com performs on-going credit evaluations of its customers' financial condition to determine the customer's credit worthiness. Sales are then generally made either on 30 to 60 day payment terms, cash on delivery or letters of credit. P-Com extends credit terms to international customers of up to 90 days, which is consistent with prevailing business practices.

         At June 30, 2003 and December 31, 2002, approximately 63% and 43%, respectively, of trade accounts receivable represent amounts due from four and three customers, respectively.

Accounting for Income Taxes

         P-Com records a valuation allowance to reduce its deferred tax assets to the amount that is more likely than not to be realized. P-Com considers historical levels of income, expectations and risks associated with estimates of future taxable income and ongoing prudent and feasible tax planning strategies in assessing the need for the valuation allowance. In the event that P-Com determines that it would be able to realize deferred tax assets in the future in excess of the net recorded amount, an adjustment to the deferred tax asset would increase income in the period the determination was made.

YEARS ENDED 2002, 2001 AND 2000

Sales

         Sales consist of revenues from radio systems sales and out-of-warranty repairs and support services offered.

         In 2002, 2001 and 2000, sales were approximately $29.7 million, $73.2 million and $183.6 million, respectively. The 59% decrease in sales from 2001 to 2002 was primarily due to the absence of sales to United States competitive local exchange carriers, lack of continuing equipment sales to certain customers in the United Kingdom and the overall decline in global spending for telecommunications. The 60% decrease in sales from 2000 to 2001 was primarily due to significantly decreased product sales to competitive local exchange carrier customers, on which P-Com had heavily relied. P-Com's major customer, Winstar, declared bankruptcy in April 2001.

         Sales to Orange Personal Communications Services accounted for approximately 11%, 23% and 9% of total sales in 2002, 2001 and 2000, respectively. Sales to Myntahl Corporation accounted for approximately 14% of total sales in 2002. Sales to T-Mobile (previously known as Mercury-One-to-One) accounted for approximately 18% of 2001 sales, and 4% of 2002 sales.

         During 2002, P-Com generated 10% of its sales in the United States, 20% in the United Kingdom, 51% in Asia, and 4% in other geographical regions. During 2001, P-Com generated 22% of its sales in the United States, 44% in the United Kingdom, 22% in Asia, particularly in the Pacific Rim and 12% in other geographical regions. During 2000, P-Com generated 44% of its sales in the United States, 31% in the United Kingdom, 10% in Continental Europe, and 15% in other geographic regions, particularly in the Pacific Rim.



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

         Many of P-Com's largest customers use its products and services to build telecommunications network infrastructures. These purchases are significant investments in capital equipment and are required for a phase of the rollout in a geographic area or a market. Consequently, the customer may have different requirements from year to year and may vary its purchases from P-Com accordingly.

         The significant worldwide contraction in the capital spending of the telecommunications industry negatively affected P-Com's sales in 2002 and the second half of 2001. This trend has continued in the first quarter of 2003. P-Com was not able to adjust operating expense levels drastically enough to result in a profitable operating result in 2002, and given the sales level decline experienced, P-Com could not expect to be profitable at the sales levels experienced in 2002.

Gross Profit

         Cost of sales consists primarily of costs related to materials, labor and overhead, freight and duty. In 2002, 2001, and 2000, gross profit (loss) was $(1,091), $(21.7) million and $22.6 million, respectively, or (4%),(30%), and 12%, respectively.

         In 2002, 2001, and 2000, product gross margins were negatively affected by inventory and other related charges of $5.8 million, $30.0 million, and $21.7 million, respectively (see "Restructuring and Other Charges" below). Product gross profit as a percentage of product sales, not including the effect of the inventory charges described above, was approximately 15%, 11%, and 24% in 2002, 2001, and 2000, respectively. The higher gross margin in 2002 was due to a reduction of direct production overhead and several sales transactions to the Middle East market at improved prices. In 2001, the reduced gross profit margins related to reduced economies of scale and to pricing pressure on the point-to-point Tel-Link products as a result of the relative maturity of this legacy product line, the global economic slowdown and availability of highly competitive alternative products in the marketplace. Gross profit turned negative in the second half of 2001. Unless sales recover significantly, despite the cost cutting measures in place, P-Com will remain unprofitable.

Research and Development

         Research and development expenses consist primarily of costs associated with new product development. P-Com's research and development activities include the development of additional radio products, frequencies and upgrading operating features, and related software tools. Software development costs incurred prior to the establishment of technological feasibility are expensed as incurred. Software development costs incurred after the establishment of technological feasibility and before general release to customers are capitalized, if material.

         In 2002, 2001, and 2000, research and development expenses were approximately $12.7 million, $19.8 million and $20.2 million, respectively. As a percentage of product sales, research and development expenses increased from 27% in 2001 to 43% in 2002, primarily due to the lower sales levels. Research and development expenses in 2001 and 2002 continued to be significant due to the substantial final development efforts on the new Encore point-to-point and AirPro Gold spread spectrum products in preparation for commercial rollout in 2002. As a percentage of product sales, research and development expenses increased from 11% in 2000 to 27% in 2001, primarily due to the lower sales levels.

Selling and Marketing

         Selling and marketing expenses consist of salaries, sales commissions, travel expenses, customer service and support expenses, and costs related to business development and trade shows. In 2002, 2001, and 2000, selling and marketing expenses were $6.6 million, $7.6 million, and $11.4 million, respectively. As a percentage of sales, selling and marketing expenses increased from 10% in 2001 to 22% in 2002, primarily due to lower sales levels. As a percentage of sales, selling and marketing expenses increased from 6% in 2000 to 10% in 2001, primarily due to the same reason, year-on-year basis.



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

General and Administrative

         General and administrative expenses consist primarily of salaries and other expenses for management, as well as finance, accounting, data processing, public company costs, legal, and other professional services. In 2002, 2001, and 2000, general and administrative expenses, were $10.8 million, $26.1 million (excluding a $11.6 million receivable valuation charge relating to the bankruptcy filing of Winstar), and $18.2 million, respectively. As a percentage of sales, general and administrative expenses were at 36% (excluding the $11.6 million receivable valuation charge) in 2001 as well as in 2002. As a percentage of sales, general and administrative expenses increased from 10% in 2000 to 36% in 2001 due to the decreased sales levels and the inability to reduce fixed expenses as rapidly as the decrease in sales.

Change in Accounting Principle

         Goodwill represents the excess of the purchase price over the fair value of the net assets of acquired companies accounted for as purchase business combinations. P-Com adopted SFAS 142 on January 1, 2002, and, as a result, stopped recording goodwill amortization but did record a transitional impairment charge of $5.5 million in the first quarter of 2002, representing the difference between the fair value of expected cash flows from the services business unit, and its book value.

Goodwill Amortization and Impairment

         Under previous accounting treatment, goodwill was amortized quarterly upon a fixed schedule. Goodwill was amortized on a straight-line basis over the period of expected benefit of 20 years. In 2001 and 2000, goodwill amortization was approximately $2.4 million and $4.1 million, respectively. In the second quarter of 2000, management reviewed the carrying value of goodwill related to its 1998 acquisition of the Cylink Wireless Group. Based upon its assessment of future value of revenue flows estimated to be provided from this acquisition, a $15 million impairment charge was recorded. Management also determined it appropriate to amortize the remaining goodwill related to the Cylink Wireless Group over a 4 1'2 year period beginning in July 2000. In 2001, management again reviewed the carrying value of goodwill related to Cylink Wireless Group. Based on the changes to the forecast future cash flows and the replacement of the Cylink Wireless Group spread spectrum products with its successor AirPro Gold line, P-Com determined that the residual goodwill arising from the acquisition of Cylink Wireless Group in 1998 was impaired and recorded a charge of $5.6 million in the third quarter of 2001.

Goodwill Impairment

         Management reviewed the carrying value of goodwill related to the services business unit, and based upon its assessment of future cash value of revenue flows and the current depressed business condition of the telecommunications services market, recorded an $11.4 million impairment charge in the fourth quarter of 2002.

Restructuring and Other Charges

         In the fourth quarter of 2002, P-Com determined that there was a need to reevaluate its inventory carrying value in light of the continuing worldwide slowdown in the global telecommunications market, especially with regard to an assessment of future demand for P-Com's point-to-multipoint product range. This resulted in a $5.8 million inventory charge to product cost of sales, of which $5.0 million was for point-to-multipoint inventories, and $0.8 million was for spread spectrum inventories.

         In the first quarter of 2001, P-Com recorded a $10.0 million inventory related charge to product cost of sales, and incurred a $11.6 million receivable valuation charge, a direct result of the bankruptcy of Winstar. In the third quarter of 2001, P-Com determined that there was a need to reevaluate its inventory carrying value in the light of the significant slowdown in the global telecommunication market, and the phasing out of and replacement of current product designs. The evaluation included an assessment of future demand for certain of P-Com's lower speed and lower frequency TelLink point-to-point products, and resulted in total charges to product costs of sales of approximately $18.0 million in the third quarter of 2001. Additionally $2.0 million was charged to product cost of sales in the fourth quarter of 2001.

         In the second quarter of 2000, P-Com determined that there was a need to reevaluate its inventory levels and related accrued liabilities in light of recent changes in product and customer mix. The evaluation was prompted by a change in customer mix away from the United Kingdom and other European markets and toward the United States market, and the resulting anticipated decrease in demand for certain of P-Com's lower speed and lower frequency Tel-Link point-to-point product line, and resulted in total charges of approximately $21.7 million during the second quarter of 2000. These charges consisted of increases to the inventory reserve of approximately $17.4 million and accrued liabilities of approximately $4.3 million, both relating to P-Com's product segment. In addition, P-Com performed a review of the carrying value and remaining life of long-lived assets associated with its product segment and recorded write-downs of approximately $15.0 million of goodwill, and an approximately $9.9 million write-off of deferred tax assets.

         P-Com increased inventory reserves and related purchase liabilities through charges to product cost of sales in the second quarter of 2000. Of the $17.0 million charge for additional reserves, $15.4 million related to the TelLink point-to-point product line. An additional reserve of approximately $1.0 million was added in the second quarter of 2000 to adjust the carrying value of certain modules of the point-to-multipoint radio line.

Loss on Discontinued Business

         In the first quarter of 2003, P-Com decided to exit its service business, P-Com Network Services, Inc. Accordingly, this business is reported as a discontinued operation and P-Com recorded losses from its operations for the year ended December 31, 2002, 2001 and 2000. On April 30, 2003, P-Com entered into an Asset Purchase Agreement with JKB Global, LLC to sell certain assets of P-Com Network Services, Inc. P-Com is a guarantor of P-Com Network Services, Inc.'s obligations under its premises lease, through July 2007. As part of the sale to JKB Global, LLC, JKB Global, LLC has agreed to sublet the premises from P-Com Network Services, Inc. for one year beginning May 1, 2003. The terms of the sublease required JKB Global, LLC to pay less than the total amount of rent due under the terms of the master lease. As a result, P-Com remained liable under the terms of the guaranty for the deficiency, and the total obligation under the terms of the master lease was approximately $1.5 million. This amount was accrued in the second quarter of 2003 as loss on disposal of discontinued operations. In September 2003, P-Com entered into an agreement to terminate the premises lease in consideration for the payment to the landlord of $240,000.

Interest Expense

         In 2002, 2001, and 2000, interest expense was $2.5 million, $1.9 million, and $4.6 million, respectively. In 2002, interest expense primarily relates to the borrowings on the bank line, the 4.25% Convertible Subordinated Notes, the issuance of the 7% Convertible Subordinated Notes effective November 1, 2002, note conversion expenses and interest on equipment leases. Approximately $0.8 million was charged to interest expense in 2002 (zero in 2001) related to conversion of the 4.25% Convertible Subordinated Notes to common stock, in compliance with SFAS 84. In 2001, interest expense primarily


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

relates to the 4.25% Convertible Subordinated Notes, fees incurred in setting up the Loan and Security Agreement with Foothill Capital Corporation and interest on equipment leases. For 2000, interest expense consisted primarily of interest and fees incurred on the 4.25% Notes and borrowings under P-Com's bank lines of credit, interest on the principal amount of equipment leases, and contractual penalties for late filing of the registration statement in connection with the issuance of the Series B Convertible Preferred Stock and the related warrants. Approximately $1.9 million was charged to interest expense in 2000 related to amortization of the fair value of warrants issued to P-Com's lender group in January 2000. The higher interest expense in 2002 compared to 2001 is due primarily to the recognition of $771,000 of note conversion expenses in compliance with SFAS 84. The reduction in interest expense in 2001 compared to the prior year was primarily due to reduced debt levels outstanding in these periods.

Gain on Sale of Subsidiary

         P-Com recognized a gain of approximately $9.8 million in 2001 on the sale of RT Masts in February 2001.

Other Income (Expense), Net

         In 2002, other expense, net related primarily to losses on vendor settlements of $1.2 million, and writing off of a notes receivable of $0.8 million. These were partially offset by exchange gain arising from Euro and United Kingdom pound denominated receipts when these currencies appreciated against United States dollars and other miscellaneous income.

         In 2001, other expense, net was comprised primarily of losses related to the write-down of property and equipment and foreign currency translation loss offset by an earn out royalty payment related to the 2000 sale of the Control Resources Corporation subsidiary, and investment income from available cash balances. In 2000, other expense, net represented primarily a $3.5 million loss in the first quarter on the sale of P-Com's Cemetel unit, foreign exchange losses of approximately $5.0 million and the write-off of a 1998 investment in a Poland-based telecommunications venture of $1.3 million. This was partially offset by interest income on excess cash balances, and a gain of $2.6 million on the sale of Control Resources Corporation in April 2000.

Provision (Benefit) for Income Taxes

         In 2002 and 2001, P-Com recorded a net tax benefit of $(0.5) million and $(0.6) million, respectively, relating to recovery of prior year's federal income tax, offset by income taxes attributable to foreign jurisdictions that had local taxable income for both years.

         In 2000, P-Com recorded tax provisions of $10.9 million, comprised of a $9.9 million write-off of deferred tax assets taken in 2000 and income taxes attributable to foreign jurisdictions that had taxable income for 2000. No benefit was recognized in 2002, 2001, and 2000 for net operating losses incurred.

Extraordinary Item

         In the second quarter of 2002, P-Com repurchased 4.25% Convertible Subordinated Notes with a face value of $1.75 million for approximately $367,000 in cash.

         In January 2000, P-Com repurchased $7.0 million of its 4.25% Convertible Subordinated Notes by issuing 677,000 shares of newly issued P-Com common stock with a fair market value of $5.1 million. The extraordinary gain resulting from this transaction amounted to $1.9 million.



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

SIX MONTHS ENDED JUNE 30, 2003



RESULTS OF OPERATIONS

Sales

         For the three months ended June 30, 2003, total sales were approximately $5.0 million as compared to $8.1 million for the same period in the prior year. For the six months ended June 30, 2003, total sales were approximately $9.6 million, compared to $15.9 million for the same period in the prior year. The decrease in total sales for the six-months ended June 30, 2003 as compared to 2002 was principally attributable to a $4.6 million decrease in point-to-point and spread spectrum product shipments to the Asia-Pacific Rim countries. The continuing capital expenditure control measures implemented by North American and European telecommunication companies have continued to adversely impact P-Com's sales. Approximately $2.9 million of P-Com's sales in the second quarter of 2003 are from out-of-warranty repair activities, an increase of $0.9 million over the previous quarter.

         During the six-month period ended June 30, 2003 and 2002, four and three customers accounted for a total of 53% and 41% of P-Com's total sales, respectively.

         During the six months ended June 30, 2003, P-Com generated approximately 29% of its sales in the Asia-Pacific Rim areas and the Middle East combined. During the same period in 2002, P-Com generated 54% of its sales in the Asia-Pacific Rim and the Middle East combined. The United Kingdom market contributed 33% of the P-Com's revenue in the six months ended June 30, 2003, compared to 18% in the same period in 2002. P-Com's next largest market is the European continent, which generated approximately 18% of its revenue in the six months ended June 30, 2003, compared to 13% in the same period in 2002.

         Many of P-Com's largest customers use its product to build telecommunication network infrastructures. These purchases represent significant investments in capital equipment and are required for network rollout in a geographic area or market. Consequently, the customer may have different requirements from year to year and may vary its purchase levels from P-Com accordingly. As noted, the worldwide slowdown in the telecommunications industry is significantly affecting P-Com's customers and revenue levels.

Gross Profit

         Gross profit for the three months ended June 30, 2003 and 2002, was $841,000 and $1.4 million, respectively, or 17% and 18% of sales in each of the respective quarters. Excluding the $0.3 million inventory and related charges recorded in the second quarter, product gross profit margins for the quarter ended June 30, 2003 would have been 23%. The higher gross margin was attributable principally to a higher percentage of total revenue in the second quarter from the sale of unlicensed equipment and out-of-warranty repairs, which provide higher gross margins compared to newly developed product sales that have not yet reached the volume required for higher margins. The inventory and related charge in the second quarter of 2003 consists of $1.2 million for P-Com's point-to-multipoint, and $0.9 million for P-Com's legacy Tel-link point-to-point and Air-link spread spectrum products, offset by a write-back of $1.8 million of accounts payable and purchase commitment liabilities arising from vendor settlements. The charges related to P-Com's point-to-multipoint, Tel-link and Air-link products were taken in view of the less favorable market conditions for these products. For the six months ended June 30, 2003 and 2002, gross profit was $1.4 million (excluding inventory and related charges of $3.6 million) and $2.2 million, or 15% and 14% of sales, respectively. The higher gross margin was attributable principally to a higher percentage of total revenue during the six month period coming from the sale of unlicensed equipment and out-of-warranty repairs, which provide higher gross margins compared to newly developed product sales that have not yet reached the volume required for higher margins. Including the inventory and related charges of $3.6 million, gross loss for the six months ended June 30, 2003 is (23%).

         Because of the sluggish economic environment surrounding the wireless telecommunications industry, P-Com closely monitors its inventory carrying value, and particularly with regard to a timely assessment of future demand for its point-to-multipoint, and its other legacy product lines. P-Com's reviews, as stated above, have resulted in a $2.0 million charge to cost of sales for its point-to-multipoint, Tel-Link point-to-point and Air-link spread spectrum inventories during the three months ended June 30, 2003. In the first quarter of 2003, P-Com recorded a $3.4 million inventory related charge to cost of sales, of which $2.0 million was related to its point-to-multipoint inventories. Because P-Com has substantially reserved all remaining inventories in the aforementioned product lines, future material charges are not expected. However, additional charges for obsolescence or excessive quantities may arise from other product lines as management continues to review its inventories.

Research and Development

         For the three months ended June 30, 2003 and 2002, research and development expenses were approximately $1.7 million and $3.7 million, respectively. For the six months ended June 30, 2003 and 2002, research and development expenses were approximately $3.6 million and $7.8 million, respectively. The decrease in research and development expense was due to the restructuring of the point-to-multipoint operations, reduced depreciation charges, reduced staffing levels and substantial completion of product development efforts related to P-Com's point-to-point Encore and AirPro Gold spread spectrum radios. As a percentage of sales, research and development expenses were at 34% for the three months ended June 30, 2003, compared to 46% for the three months ended June 30, 2002. The percentage decrease is due to significant expense reduction efforts as mentioned above.

Selling and Marketing

         For the three months ended June 30, 2003 and 2002, sales and marketing expenses were approximately $0.8 million and $1.7 million, respectively. For the six months ended June 30, 2003 and 2002, sales and marketing expenses were approximately $1.8 million and $3.5 million, respectively. The decrease in sales and marketing spending is due to lower commission payments in light of decreased sales in the Asia-Pacific Rim areas, headcount reductions and reduced traveling expenses. As a percentage of sales, selling and marketing expenses was 17% for the three months ended June 30, 2003, compared to 21% for the three months ended June 30, 2002. The percentage decrease was caused by significant savings in sales and marketing expenses, as described above.

General and Administrative

         For the three months ended June 30, 2003 and 2002, general and administrative expenses were approximately $1.6 million and $3.2 million, respectively. For the six months ended June 30, 2003 and 2002, general and administrative expenses were approximately $3.2 million and $6.2 million, respectively. The decrease in general and administrative expense in the second quarter of 2003 is attributable to a realization of savings from cost reduction programs that continued from 2002 to 2003, including headcount reductions, lowering of salaries, reduced consulting and legal expenses, and facilities consolidation. As a percentage of sales, general and administrative expenses were 31% for the three months ended June 30, 2003, compared to 39% for the three months ended June 30, 2002. The percentage decrease is due to P-Com's success in significantly reducing its expenses throughout the year.

Asset Impairment and Other Restructuring Charges

         In the event that certain facts and circumstances indicate that the long-lived assets may be impaired, an evaluation of recoverability would be performed. When an evaluation occurs, management conducts a probability analysis based on the weighted future undiscounted cash flows associated with the asset. The results are then compared to the asset's carrying amount to determine if an impairment is necessary. The cash flow analysis for the property and equipment is performed over the shorter of the expected useful lives of the assets, or the expected life cycles of P-Com's product line. An impairment charge is recorded if the net cash flows derived from the analysis are less than the asset's carrying value. P-Com deems that the property and equipment is fairly stated if the future undiscounted cash flows exceed its carrying amount.

         In the first and second quarter of 2003, P-Com determined that there was a need to reevaluate the carrying value of its property and equipment, which are held for sale, relating to its point-to-multipoint product line. The evaluation was performed in light of the continuing slowdown in the global telecommunications market for this product line. The evaluation resulted in a $2.5 million provision for asset impairment in the second quarter of 2003, and a $0.6 million provision in the first quarter of 2003.

         The aforementioned charges were based upon management's determination that the assets had no fair value (in regards of future cash flows, salvage or otherwise) and, therefore, resulted in no remaining net asset carrying value related to P-Com's point-to-multipoint product lines. Because P-Com has substantially reserved all remaining long-lived assets in the aforementioned product lines, future material charges are not expected. However, additional charges for obsolescence or impairments may arise from other products lines as management continues to review its long-lived assets.

         In connection with the workforce reduction in May 2003, P-Com recorded a $0.2 million charge in the second quarter of 2003 relating to a severance package given to certain of its executive officers.

Loss on discontinued business

         In the first quarter of 2003, P-Com decided to exit its services business, P-Com Network Services, Inc. Accordingly, beginning in the first quarter of 2003, this business is reported as a discontinued operation and P-Com recorded losses from its operations and from the disposal of the services business unit relating to writing down of assets to net realizable value. On April 30, 2003, P-Com entered into an Asset Purchase Agreement with JKB Global, LLC to sell certain assets of P-Com Network Services, Inc. P-Com is a guarantor of P-Com Network Services, Inc.'s obligations under its premises lease, through July 2007. As part of the sale to JKB Global, LLC, JKB Global, LLC has agreed to sublet the premises from P-Com Network Services, Inc. for one year beginning May 1, 2003. The terms of the sublease required JKB Global, LLC to pay less than the total amount of rent due under the terms of the master lease. As a result, P-Com remained liable under the terms of the guaranty for the deficiency, and the total obligation under the terms of the master lease was approximately $1.5 million. This amount was accrued in the second quarter of 2003 as loss on disposal of discontinued operations. In September 2003, P-Com entered into an agreement to terminate the premises lease in consideration for the payment to the landlord of $240,000.

Change in accounting principle

         Goodwill represents the excess of the purchase price over the fair value of the net assets of acquired companies accounted for as purchase business combinations. P-Com adopted FAS 142 on January 1, 2002, and, as a result, recorded a transitional impairment charge of $5.5 million in the first quarter of 2002, representing the difference between the fair value of expected cash flows from the services business unit, and its book value.

Interest Expense

         For the three months ended June 30, 2003 and 2002, interest expense was $0.6 million and $0.7 million, respectively. Interest expense for the second quarter of 2003 comprised primarily of interest on the principal amount of P-Com's Convertible Subordinated Notes due 2005, interest on its bank line of credit, interest on capital leases and amortization of discount on the promissory notes. The higher expense levels in the second quarter of 2002 were due to the recording of $198,000 of notes conversion expense in connection with SFAS 84, Induced Conversion of Convertible Debt. For the six months ended June 30, 2003 and 2002, interest expense was $1.1 million and $1.0 million, respectively. The higher expense in 2003 was due to the higher interest rate on the Convertible Subordinated Notes due 2005, which was raised to 7% per annum on November 1, 2002, compared to 4.25% per annum previously, and amortization of discount on the Convertible Subordinated Notes due 2005.

Gain on Debt, Restructuring and Other Income, Net

         For the three-month period ended June 30, 2003, gain on debt restructuring and other income, net, totaled $2.4 million compared to $1.1 million for the comparable three-month period in 2002. For the six-month period ended June 30, 2003, gain on debt restructuring and other income, net, totaled $2.5 million compared to $1.5 million for the corresponding period in 2002. The higher amount in 2003 was due to $1.5 million of gain on redemption of Convertible Subordinated Notes due 2005, and $0.8 million of gain from the sale of property and equipment.

         During the quarterly period ended June 30, 2003, P-Com settled a vendor liability with a carrying value of $2.3 million in exchange for fixed assets, which had nominal value, and the recovery of 920,000 shares of common stock that the vendor owned. The gain on this transaction was allocated based upon the relative fair values of the assets received or issued. The common shares acquired were valued at $0.1 million and recorded in treasury. The remainder of the gain was allocated to debt restructuring and gain on disposal of fixed assets in the amount of $1.5 million and $0.9 million, respectively.

Provision (Benefit) for Income Taxes

         P-Com has not recorded the tax benefit of its net operating losses since the criteria for recognition has not been achieved. The net operating losses will be available to offset future taxable income, subject to certain limitations and expirations.

LIQUIDITY AND CAPITAL RESOURCES

         Since P-Com's inception in August 1991, P-Com has financed its operations and capital requirements through net proceeds of approximately $97.2 million from its initial and two follow-on public offerings of P-Com common stock; $110.2 from private placements of P-Com common stock; $32.2 million from four preferred stock financings; $97.5 million from the 4.25% Notes issued in 1997; and borrowings under bank lines of credit and equipment lease arrangements.

         In 2002, P-Com used approximately $14.5 million of cash in operating activities, primarily due to the net loss of $54.3 million, offset by depreciation charges of $6.6 million, non-cash charges to cost of sales for inventory related charges aggregating $5.8 million, and an impairment charge related to goodwill of $16.9 million. In addition, P-Com experienced decreases in inventories, other accrued liabilities, accounts receivable, and prepaid expenses related to lower levels of sales and operations level reductions caused by the current downturn.

         During the six-month period ended June 30, 2003, P-Com used approximately $1.6 million of cash in operating activities, primarily due to its net loss of $16.4 million, offset by a $3.6 million non-cash loss related to inventory and related charges, $3.1 million of property and equipment impairment charges, and depreciation expense of $2.7 million. Significant contributions to cash flow resulted from a net reduction in inventories of $1.8 million, a net reduction in trade receivables of $1.5 million, and a net reduction in prepaid and other current assets of $0.6 million. These were partially offset by a pay down of accounts payable of $0.7 million.

         During the six-month period ended June 30, 2002, P-Com used approximately $10.8 million of cash in operating activities, primarily related to the net loss of $23.2 million, including a $5.5 million non-cash goodwill impairment charge, $1.8 million of inventory and related charges, and depreciation expense of $3.5 million, offset by a $1.4 million gain on the redemption of certain Convertible Subordinated Notes due 2005. Other significant contributions to cash flow from operations for the six-month period ended June 30, 2002 were cash generated through inventory usage of $6.6 million, and a net increase of trade payables of $1.3 million. These were offset by a net decrease of other accrued liabilities of $8.4 million.

         During 2002, P-Com received net proceeds of approximately $5.0 million through investing activities. The net proceeds resulted primarily from the decrease in restricted cash of $2.5 million, and proceeds from sale of property and equipment of $0.3 million and a contribution of $2.9 million from changes in the net assets of discontinued operations, offset by acquisition of property and equipment of $0.6 million.

         During the six-month period ended June 30, 2003, net cash flows used by investing activities were minimal. P-Com generated $0.9 million from changes in the net assets of discontinued operations, offset by a $400,000 loan to SPEEDCOM and a $0.6 million increase in restricted cash. During the six-month period ended June 30, 2002, P-Com generated approximately $8.3 million of cash from investing activities due to the decrease in restricted cash of $2.9 million and a contribution of $2.9 million from changes in the net assets of discontinued operations, offset by $0.4 million related to an asset acquisition.

         In 2002, P-Com received net proceeds of approximately $7.7 million through financing activities. P-Com received approximately $7.3 million and $0.4 million in June 2002 and December 2002, respectively, in net proceeds from the issuance of P-Com common stock, and drew $2.6 million from P-Com's available bank line. P-Com used $2.1 million to redeem a total face value of $3.5 million of the 4.25% Notes in June 2002 and in November 2002. P-Com further remitted $0.5 million under its capital lease obligations.

         During the six-month period ended June 30, 2003, P-Com generated $0.5 million in cash from financing activities, primarily from the issuance of the convertible promissory notes, which generated net proceeds of approximately $1.7 million, after deducting expenses, and $0.3 million from the issuance of common stock, offset by a $1.2 million repayment of borrowings under P-Com's credit facility with Silicon Valley Bank and a $0.3 million payment of P-Com's capital lease obligations. The convertible promissory notes bear interest at 10% per annum, and mature one year from the date of issuance. The convertible promissory notes are subordinated to outstanding borrowings under the credit facility with Silicon Valley Bank but are senior to the Convertible Subordinated Notes due 2005. P-Com repurchased $2.3 million of the Convertible Subordinated Notes with excess property and equipment, thereby reducing its obligations under the Convertible Subordinated Notes due 2005 to $20.1 million. During the six-month period ended June 30, 2002, P-Com generated $9.9 million cash flows from financing activities, primarily through $7.5 million net proceeds from the issuance of common stock, and $3.0 million cash advances from a bank based on P-Com's qualifying trade receivables, offset by payments for capital leases and the repurchase of the Convertible Subordinated Notes due 2005.

         P-Com's principal sources of liquidity as of December 31, 2002 consisted of approximately $0.9 million of cash and cash equivalents, and additional amounts that P-Com may borrow under the existing credit facility with Silicon Valley Bank. Cumulative operating losses have seriously affected P-Com's liquidity in 2002. At December 31, 2001, P-Com had approximately $2.5 million in cash and cash equivalents. P-Com further had $2.9 million in restricted cash resulting from an attachment, as part of a dispute with a vendor. The dispute had been fully resolved and the attachment removed in February 2002, resulting in approximately $1.4 million being released to P-Com at that time.

         As of June 30, 2003, P-Com's principal sources of liquidity consisted of approximately $0.2 million of cash and cash equivalents, and remaining amounts available under the credit facility with Silicon Valley Bank.

         At December 31, 2002, P-Com had negative working capital of approximately $1.8 million. The negative working capital resulted from P-Com's continuing operating losses, higher loan from bank balance and a $5.5 million inventory write-down to net realizable value. Unless P-Com is able to generate sufficient profitable sales, or obtain new equity, P-Com may have insufficient working capital to fund its operations.

         At June 30, 2003, P-Com had negative working capital of approximately $33.5 million. The negative working capital resulted from P-Com's continuing operating losses, reclassification of $20.1 million of Convertible Subordinated Notes due 2005 to current due to default on interest payments, and a $5.5 million inventory write-down to net realizable value and accrual of other charges. On May 1, 2003, P-Com was obligated to make a $784,000 interest payment on its Convertible Subordinated Notes due 2005, and a $202,000 payment with respect to a promissory note restructured in November 2002. P-Com did not make either of the required payments, and received waivers with respect to such payments through the date of the restructuring of the Convertible Subordinated Notes due 2005, as discussed below. If P-Com fails to (i) obtain additional debt or equity financing; (ii) generate sufficient revenues from new and existing products sales; (iii) obtain agreements from its creditors to reduce the amount owed and extend repayment terms; (iv) negotiate agreements to settle outstanding litigation; or (v) renew the credit facility with Silicon Valley Bank when it expires in September 2003, P-Com will have insufficient capital to continue its operations. Without sufficient capital to fund its operations, P-Com will no longer be able to continue as a going concern.

         On September 20, 2002, P-Com and Silicon Valley Bank entered into a Credit Facility Agreement for a total facility of $5.0 million, consisting of a $1.0 million borrowing line based on domestic receivables, and a Loan and Security Agreement under the Export-Import ("EXIM") program for a $4.0 million borrowing line based on export related inventories and receivables. The bank makes cash advances equal to 70% of eligible accounts receivable balances for both the EXIM program and domestic lines, and up to $1.2 million for eligible inventories under the EXIM program. Advances under these loan agreements bear interest at the bank's prime rate plus 2.5% per annum. The loan agreements expire on September 20, 2003, and are secured by all receivables, deposit accounts, general intangibles, investment properties, inventories, cash, property, plant and equipment of P-Com. P-Com has issued a $4.0 million secured promissory note underlying these loan agreements to the bank. As of December 31, 2002, the loan amount payable to the bank was $2.9 million. P-Com was not in compliance with the loan agreements' revenue and minimum tangible net worth covenants as of December 31, 2002, and, on March 4, 2003, P-Com received a limited waiver from the bank for the designated revenue default, and a limited forbearance from exercising its rights and remedies arising from the tangible net worth default until the earlier of (i) March 15, 2003, or (ii) the occurrence of an event of default. On March 24, 2003, P-Com received a waiver from the bank of the non-compliance with the minimum tangible net worth covenant as of December 31, 2002, and the cross default arising from the non-compliance. P-Com also received from the bank in the same waiver agreement a limited forbearance from exercising its rights and remedies arising from P-Com's non-compliance with the tangible net worth covenant as of January 31, 2003 until the earlier of (i) April 15, 2003, or (ii) the occurrence of an event of default other than the January 2003 default. Under the terms of the forbearance, the bank reserved its right to immediately cease extending credit without further notice, and the right, in its discretion, to have the outstanding debt obligations bear interest at the default rate of interest, which includes an additional 4% penalty charge.

         On June 30, 2003, the Credit Facility was amended as follows. Silicon Valley Bank will make cash advances equal to 70% of eligible accounts receivable balances for both the EXIM program and domestic lines, and up to $750,000 for eligible inventories under the EXIM program, subject to a limit of not more than 30% of eligible trade receivables. As of June 30, 2003, the loan amount payable to the bank under the credit facility aggregated approximately $1.4 million.

         P-Com has an unsecured overdraft line with a bank in Italy, for borrowings up to $83,000, based on domestic trade receivables. Borrowings under this line bear interest at 4.5% per annum. As of June 30, 2003, the overdraft amount drawn on this line was approximately $53,000.

         On March 26, 2003, P-Com completed a bridge financing transaction in which it issued $1.5 million of 10% convertible promissory notes with a maturity date of one year from the date of issuance. These convertible promissory notes are subordinated to the existing bank line of credit, but senior to the $22.4 million Convertible Subordinated Notes due 2005.

         On May 28, 2003, P-Com completed a bridge financing transaction in which it issued $0.3 million of 10% convertible promissory notes with a maturity date of one year from the date of issuance. These convertible promissory notes are subordinated to the existing bank line of credit, but senior to the $22.4 million Convertible Subordinated Notes due 2005.

         Given (i) P-Com's deteriorating cash position; (ii) the impending expiration of P-Com's credit facility; (iii) the aging of P-Com's accounts payable; (iv) the size and working capital needs of P-Com's business; and (v) P-Com's history of losses P-Com's ability to continue as a going concern is doubtful in the absence of additional funding in the short term. Additional financing may not be available to P-Com on acceptable terms, or at all, when required by us. Without sufficient capital to fund its operations, P-Com will be unable to continue as a going concern despite making significant reductions in its operating expense levels over the past 12 months. In addition to receiving new funds, P-Com needs to significantly increase sales, reduce its short-term liabilities by inducing creditors to agree to accept reduced payments, forbear on the amount owing or to offer extended payment terms. If P-Com is unable to increase sales to a sufficient level, or to reach agreements with any or enough of its creditors, P-Com will not be able to continue as a going concern. As a result of these circumstances, P-Com's independent accountants' opinion on its consolidated financial statements for the year ended December 31, 2002 includes an explanatory paragraph indicating that these matters raise substantial doubt about P-Com's ability to continue as a going concern. If additional funds are raised through the issuance of equity securities, further dilution to the existing stockholders will result.

         The following summarizes P-Com's contractual obligations at December 31, 2002, and the effect such obligations are expected to have on its liquidity and cash flow in future periods:


                                                             LESS THAN           ONE TO         THREE TO           AFTER
OBLIGATIONS (IN $000):                                        ONE YEAR      THREE YEARS       FIVE YEARS      FIVE YEARS     TOTAL
----------------------                                        --------      -----------       ----------      ----------    --------

Convertible subordinated notes.......................               $0          $22,390               $0              $0     $22,390
Non-cancelable operating lease obligations...........            3,001            6,788              466               0      10,255
Loan payable to bank.................................            2,908                0                0               0       2,908
Senior subordinated secured promissory notes.........              202                0                0               0         202
Open purchase order commitments......................            1,073                0                0               0       1,073
Capital lease obligations............................              435            2,077                0               0       2,512

TOTAL................................................           $7,619          $31,255             $466              $0     $39,340





         As a result of P-Com's default under certain capital lease obligations, the total amount due has been accelerated to the current period.

         The following summarizes P-Com's contractual obligations at June 30, 2003, and the effect such obligations are expected to have on its liquidity and cash flow in future periods:


                                                             LESS THAN           ONE TO         THREE TO           AFTER
OBLIGATIONS (IN $000):                                        ONE YEAR      THREE YEARS       FIVE YEARS      FIVE YEARS     TOTAL
----------------------                                        --------      -----------       ----------      ----------    --------

Convertible Subordinated Notes.......................          $20,090               $0               $0              $0     $20,090
Convertible promissory note..........................            2,002                0                0               0       2,002
Non-cancelable operating lease obligations...........              783            3,816              736               0       5,335
Capital lease obligations............................              241            1,983                0               0       2,224
Loan payable to banks................................            1,403                0                0               0       1,403
Purchase order commitments...........................            1,238                0                0               0       1,238

TOTAL................................................          $25,757           $5,799             $736              $0     $32,292





         P-Com does not have any material commitments for capital equipment. Additional future capital requirements will depend on many factors, including P-Com's plans to increase manufacturing capacity, working capital requirements for its operations and its internal free cash flow from operations.

RECENT DEVELOPMENTS

         On July 18, 2003, as a result of the restructuring of its Convertible Subordinated Notes due 2005, the principal amount and accrued interest of $21,138,000 was converted into 1,000,000 shares of Series B Convertible Preferred Stock with a stated value of $21.138 per share. Each share of Series B Convertible Preferred Stock converts into a number of shares of P-Com common stock equal to the stated value divided by $0.20. The holders of Series B Convertible Preferred Stock have agreed to convert the Series B Convertible Preferred Stock into common stock upon receipt of stockholder approval to increase the number of authorized shares of P-Com common stock to allow for conversion.

         On July 18, 2003, P-Com completed a bridge financing transaction in which it issued $0.9 million of 10% convertible promissory notes with a maturity date of one year from the date of issuance. These convertible promissory notes were converted into Series C Preferred Stock, in connection with the Series C Financing, as discussed below.

         On September 25, 2003, P-Com renewed its credit facility for an additional year, until September 25, 2004. The renewed credit facility allows for maximum borrowings of up to $4.0 million.

         On October 3, 2003, P-Com closed $11.0 million in Series C Preferred Stock (the "Series C Financing") with a stated value of $1,750 per share, resulting in net proceeds of approximately $7.9 million after deducting expenses related to the Series C Financing, and payment of certain claims related to P-Com's restructuring. Dividends accrue on the Series C Preferred Stock beginning 12 months after the closing, at 6% per annum paid semi-annually in cash or common stock, at the option of P-Com, and increasing to 8% per annum beginning 24 months after the closing. At P-Com's option, the Series C Preferred Stock is mandatorily convertible one hundred eighty days after the effective date of the registration statement covering the shares of common stock issuable upon the conversion of the Series C Preferred Stock, and upon the satisfaction of the following conditions: (i) for ten consecutive days, the common stock closes at a bid price equal to or greater than $0.20; (ii) the continued effectiveness of the registration statement; (iii) all shares of common stock issuable upon conversion of the Series C Preferred Stock and Series C-1 and Series C-2 Warrants are authorized and reserved for issuance, are registered under the Securities Act for resale by the holders, and are listed or traded on the Bulletin Board or other national exchange; (iv) there are no uncured redemption events; and (v) all amounts accrued or payable under the Series C Preferred Stock Certificate of Designation or registration rights agreement have been paid. The holders of the Series C Preferred Stock also received 7,000 Series C-1 Warrants and 7,000 Series C-2 Warrants for each share purchased. The Series C-1 Warrants have a term of five years and an initial exercise price of $0.15 per warrant, increasing to $0.18 per warrant on the first anniversary of the closing date. The Series C-2 Warrants have a term of five years and an initial exercise price of $0.18 per warrant, increasing to $0.22 per warrant eighteen months after the closing date.

RECENT ACCOUNTING PRONOUNCEMENTS

         In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective immediately for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period commencing July 1, 2003. P-Com believes that the adoption of this standard will have no material impact on its financial statements.

         In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The statement amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. This statement is designed to improve financial reporting such that contracts with comparable characteristics are accounted for similarly. The statement, which is generally effective for contracts entered into or modified after June 30, 2003, is not anticipated to have a significant effect on P-Com' s financial position or results of operations.

         In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. At June 30, 2003, P-Com had no such financial instruments outstanding and therefore adoption of this standard had no financial reporting implications. On August 5, 2003, P-Com issued shares of Series B Preferred Stock, which have certain terms that, while improbable, may require their mandatory redemption for cash. P-Com believes that accounting for these securities as a mezzanine security, outside of equity, under Staff Accounting Bulletin No. 64 (SAB 64) is appropriate.

                               SPEEDCOM'S BUSINESS



OVERVIEW

         SPEEDCOM is a Delaware corporation. SPEEDCOM manufactures, configures and delivers a variety of broadband fixed-wireless products, including its award winning SPEEDLAN family of wireless ethernet bridges and routers. Internet service providers, telecommunications carriers and other service providers, and private organizations in the United States of America and more than 80 foreign countries worldwide, use SPEEDCOM's products to provide broadband "last-mile" wireless connectivity in various point-to-point and point-to-multipoint configurations at speeds up to 155 megabits per second and distances up to 25 miles. SPEEDCOM's products provide high-performance broadband fixed wireless solutions specifically designed for building-to-building local area network connectivity and wireless Internet distribution.

         SPEEDCOM's wireless products are designed to meet the "backbone" and "last-mile" needs of two distinct market sectors: the service provider market and the enterprise market. The service provider market is comprised of various Internet service providers and telecommunication carriers, which provide fixed wireless broadband Internet connectivity to business and residential customers. The enterprise market is comprised of corporations, schools, universities, governments and the military, which need wireless campus-wide private data networks. In both cases, SPEEDCOM's wireless broadband products provide the user with lower cost of ownership and significantly reduced installation time compared to alternative wired solutions. Service providers and enterprise customers alike choose SPEEDCOM solutions based on their reputation for reliability, performance, service, and value.

         SPEEDCOM operates in a single dominant operating segment, as that term is defined in Statements on Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise."

         SPEEDCOM sells its wireless broadband products in domestic and international markets through both an indirect channel of distributors, resellers, and original equipment manufacturers and a direct sales force. SPEEDCOM sells its products in over 80 countries, with international sales amounting to approximately 46% and 53% of SPEEDCOM's total 2002 and 2001 revenues, respectively. The following table sets forth revenues by geographic area:



GEOGRAPHIC AREA                                                                      2002    2001
---------------                                                                      ----    ----

North America..................................................................       54%     47%
Africa.........................................................................       14%     12%
Asia and the Pacific Rim.......................................................       11%     15%
Latin America..................................................................        8%     16%
European Union.................................................................        5%      3%
Other Foreign Areas............................................................        8%      7%


INDUSTRY BACKGROUND AND COMPETITION

         The fixed wireless broadband market is at an early stage of development and is rapidly evolving. The outdoor fixed wireless broadband market is made up of two distinct sectors: the enterprise market, which is comprised of corporations, schools, universities, the military, and other similar private customers who use SPEEDCOM products and services to establish site-wide wireless networks; and the service provider market, which is comprised of Internet service providers and telecommunication carriers. These companies use SPEEDCOM's products as integral components of their high performance "backbone" and/or "last-mile" networks that carry high-speed Internet, voice, video, and data technologies to their business and residential customers.

         Fixed wireless networks use licensed, unlicensed or a combination of licensed and unlicensed radio frequencies to provide network access for both data and voice applications. SPEEDCOM's wireless broadband network products are designed to run principally on unlicensed radio frequencies, often referred to as "public bands," that do not require a license with the Federal Communications Commission ("FCC") (the 2.4 gigahertz frequency and the 5.7 gigahertz frequency are unlicensed frequencies used by SPEEDCOM's products). In the public bands, the industry has adopted standards for use of unlicensed frequencies and attempts to create compatibility among vendors, which is called the Institute of Electrical and Electronics Engineers ("IEEE") 802.11b specification. However, this standard, which is more appropriate for indoor or short-range wireless connectivity, sacrifices speed and cost for compatibility and mobility. Because speed, range, and cost are most often more important to the users of fixed wireless equipment, SPEEDCOM offers a suite of products that do not strictly adhere to IEEE 802.11b and instead use slightly modified specifications that are specifically designed for outdoor fixed-wireless connectivity.

         Also in the public band, frequency interference is a significant engineering concern. Currently, fixed wireless users can choose between two radio frequency technologies that are designed to minimize the risk of interference, known as direct sequence spread spectrum and frequency hopping spread spectrum. SPEEDCOM products generally use direct sequence spread spectrum, which provides for greater data throughput, longer range and less interference that SPEEDCOM's customers require in their network products.

         Although there are many standards and frequencies that companies can adhere to or utilize, the core technology employed in SPEEDCOM's products is flexible enough to address the needs of both the licensed and unlicensed bands as well as the various types of transmission methods.

         The market for SPEEDCOM's products is very competitive, and it is expected that competition will increase in the future, both with respect to the products SPEEDCOM currently offers, and those that it may develop in the future. Within the wireless industry, business is intensely competitive and is characterized by rapid technological change, frequent introduction of new products and evolving industry standards. SPEEDCOM's management believes that SPEEDCOM's principal competitive advantages in the fixed wireless broadband market include:

         o expertise and familiarity with unlicensed 2.4 gigahertz spread spectrum technology, wireless data communication protocols and broadband technology;

         o        product performance, features, functionality and reliability;

         o        price/performance characteristics;

         o        timeliness of new product introductions;

         o        adoption of emerging industry standards;

         o        customer service and support;

         o        size and scope of distribution network; and

         o        brand name.

         Within the fixed wireless broadband equipment industry, the primary competitors are Airspan, Motorola, Proxim, Nokia, Aironet (part of Cisco Systems) and Alvarion. SPEEDCOM also experiences competition from a number of smaller companies that provide wireless data communication products. In addition, SPEEDCOM competes with offerings from local telephone companies and public telephone and telegraph operators around the world. These offerings typically consist of a data connection a customer leases from the local telephone operator, typically as part of a multi-year contract for services. SPEEDCOM's products offer several advantages over telephone company based offerings: competitive performance, no recurring monthly payments, and return-on-investment often in less than six months. Because some telephone company based offerings can be used at distances greater than SPEEDCOM's products, the two types of solutions may also act as a complimentary solution for a customer. While some telephone company offerings have the advantage of being able to connect buildings at distances greater than can be done using wireless products, the two types of connections are not mutually exclusive and can be used in combination to connect remote buildings.

BUSINESS STRATEGY

         Prior to entering into the Asset Purchase Agreement with P-Com, SPEEDCOM's strategy has been to continue providing a complete line of wireless broadband products to sell to Internet service providers and private data network users. SPEEDCOM intended to accomplish this strategy primarily through its existing product line and the internal development of new products and services. SPEEDCOM also intended to promote the wider use of its products by establishing strategic relationships with partners who can reach additional segments of the market. SPEEDCOM has also sought to merge with one or more companies which complement SPEEDCOM's product offerings in order to facilitate growth. If the Acquisition is completed, SPEEDCOM's strategy will be to reduce its operating expenses and seek out revenue generating products and operating businesses for possible investment, acquisition or merger. See the section entitled "Plans After the Acquisition" for more information regarding SPEEDCOM's plans after the Acquisition.

EXISTING AND FUTURE PRODUCTS

         SPEEDCOM offers a complete line of wireless broadband equipment. SPEEDCOM's high performance wireless bridge/router systems connect existing enterprise local area networks for point-to-point and point-to-multi-point, campus area, or metropolitan area networks. Within the current product line, SPEEDCOM offers eight SPEEDLAN products, which use unlicensed radio frequencies to communicate at 11 megabits per second at distances up to 25 miles, and two licensed microwave products, which use licensed radio frequencies to communicate at 52 or 155 megabits per second at distances up to ten miles. Because the performance and distance a particular product is capable of reaching varies depending on the end-user's network configuration, topography, and other engineering variables, these network performance values may vary from application to application. SPEEDCOM derives revenue to a lesser extent from wireless equipment installation and field support services, which are contracted with its resellers and directly with end-users. These services include radio frequency site survey and path analysis, equipment installation and on site trouble shooting of problems during operation of the equipment.

         SPEEDCOM is developing additional SPEEDLAN products with smaller size, greater functionality and greater ease of use for new markets. Currently, SPEEDCOM is developing a next generation of fixed wireless broadband products, which are to be based on the 802.11a and/or 802.16 standards, operating in the
5.7 gigahertz band. SPEEDCOM expects that the new products will deliver throughput at rates up to 54 megabits per second, nearly five times as fast as today's SPEEDLAN products. SPEEDCOM intends to utilize its own proprietary board design and software, utilizing many off the shelf radio components available from one of several manufacturers of 54 megabits per second radio chip sets (currently being developed).

         SPEEDCOM's research and development expenses during the fiscal years ended December 31, 2002 and 2001 were $256,170 and $424,299, respectively.

LICENSED TECHNOLOGY AND INTELLECTUAL PROPERTY

         In January 2001, SPEEDCOM acquired worldwide rights to PacketHopo, a wireless routing software developed by SRI International for aggregate consideration of $1,599,500. Under the terms of the agreement, SPEEDCOM obtained rights to SRI International's PacketHopo technology in the fixed wireless infrastructure market for certain specific frequencies below 6 gigahertz. SRI International received $360,000 in cash and a total of 325,000 shares of common stock of SPEEDCOM that was issued in four tranches. Each tranche was measured on the specific date that the stock was issued. As of June 30, 2003, the $360,000 in cash and the value of the shares at the date of grant less amortization are classified in intellectual property, net on SPEEDCOM's balance sheet, and are being amortized using the straight-line method over the six year term of the agreement. A refined version of the PacketHopo technology provides the mesh capabilities in SPEEDCOM's 9000 series products.

CUSTOMERS

         No customer accounted for more than 10% of SPEEDCOM's revenue for the years ended December 31, 2002 or December 31, 2001. In addition, no customer accounted for more than 10% of SPEEDCOM's gross accounts receivable as of December 31, 2002. One customer accounted for 97% of SPEEDCOM's lease receivable as of December 31, 2002. Two customers accounted for 31% of SPEEDCOM's gross accounts receivable as of December 31, 2001. One customer accounted for 11% of SPEEDCOM's revenue for the six months ended June 30, 2002. No customer accounted for more than 10% of SPEEDCOM's revenue for the three months ended June 30, 2002 or for the three and six months ended June 30, 2003. Two customers accounted for 18% and 10% of SPEEDCOM's gross accounts receivable as of June 30, 2003.

SPEEDCOM intends to continue to attempt to diversify and expand its customer base with its current limited resources and maintain overhead costs at low levels. A material curtailment of purchases by one or more significant customers of SPEEDCOM could have a material adverse effect on SPEEDCOM's business, financial condition, and results of operations.

SUPPLIERS

         Many of the key hardware and software components necessary for the assembly of SPEEDCOM's products are only available from a single supplier or from a limited number of suppliers. SPEEDCOM has experienced delays and shortages in the supply of components in the past and could experience delays and shortages in the future. SPEEDCOM generally does not maintain a significant inventory of components and does not have many long-term supply contracts with its suppliers. As a result, there is a significant risk that SPEEDCOM may not have access to materials to meet its customers' requirements. SPEEDCOM, on an on-going basis, searches for alternative vendors or analyzes whether in-house manufacturing would be more cost beneficial. In the event that a single supplier became unavailable, and another supplier could not be identified that manufactured the same product, SPEEDCOM would attempt to use an alternative product in the assembly or redesign the finished product.

SALES AND MARKETING

         SPEEDCOM generates its sales through two primary means: direct sales to its larger strategic end customers and indirect sales through a distributor network consisting of telecommunications specialists that sell SPEEDCOM's products to a local or regional customer base, as well as provide post installation service, if any.

         As of June 30, 2003, SPEEDCOM employed or had consultant contracts with 27 salespeople, technical support and system engineers who sell to certain end users (primarily Internet service providers and larger private data network clients). The sales force is also responsible for maintaining the distributor network sales channel. SPEEDCOM currently has over 350 distributors and other dealers.

         Indirect sales (i.e., sales to dealers/value added resellers) have historically been SPEEDCOM's main source of revenue. SPEEDCOM will continue to support this business channel, expanding both domestically and internationally. Telemarketing, supported by sales engineers for design services, provides the primary sales engines, augmented, in part, by a direct sales team to reach large corporate and institutional accounts as well as telecommunication carriers and Internet service providers.

         SPEEDCOM recognizes revenue for financial reporting purposes upon shipment of the products to the customer, including when a distributor is involved in the transaction. Customers may exchange or return merchandise within 30 days if the product is found to be non-functional upon delivery. SPEEDCOM accrues a provision for estimated returns, based upon its actual historical return experience, concurrent with revenue recognition. SPEEDCOM also derives revenue from extended maintenance agreements, for periods of one to three years. Revenue on extended maintenance agreements is deferred and recognized on a straight-line basis over the term of the agreement.

EMPLOYEES

         As of June 30, 2003, SPEEDCOM had approximately 56 full-time employees and consultants. None of SPEEDCOM's employees are represented by a labor union and SPEEDCOM believes that its relations with its employees are good.

PROPERTIES

         As of December 31, 2002, SPEEDCOM leased approximately 40,000 square feet of office and light industrial space in Sarasota, Florida, which included 8,000 square feet of manufacturing capacity, under a lease with a remaining term of approximately 12 years. SPEEDCOM's rent, including maintenance, was approximately $59,000 per month for this facility. SPEEDCOM also leases offices in Sao Paulo, Singapore, and Shanghai.

         In February 2003, SPEEDCOM renegotiated the lease for the Sarasota property, reducing the square footage leased from approximately 40,000 to approximately 17,000, and reducing the monthly rent from approximately $59,000 per month to approximately $25,000 per month. As consideration for this lease modification, SPEEDCOM paid to the landlord $100,000 for the lease modification and $150,000 for building modifications in order to convert the building from single tenant occupancy to multi-tenant occupancy. In March 2003, SPEEDCOM also began leasing 8,000 square feet in Sarasota, Florida from a landlord unaffiliated with its current landlord. This space serves as SPEEDCOM's new manufacturing facility. The rent for this facility is approximately $4,500 per month.

LEGAL PROCEEDINGS

         SPEEDCOM is engaged from time to time in legal proceedings, but is not currently engaged in any legal proceedings that are expected to have a material effect on its business.

MARKET PRICE AND DIVIDEND INFORMATION

         The following table sets forth the quarterly high and low per share closing sales price of SPEEDCOM's common stock for the periods shown, as quoted on the OTC Bulletin Board until February 2001, as quoted on the NASDAQ Small Cap Market until August 2002, and as quoted on the OTC Bulletin Board thereafter. (SPEEDCOM was listed on the NASDAQ Small Cap Market in February 2001 and delisted from the NASDAQ Small Cap Market in August 2002). The quotations represent stock prices between dealers and do not include retail mark-up, markdown or commission and may not represent actual transactions.


                                                                                    HIGH      LOW
                                                                                    ----      ---

2003
First Quarter...............................................................       $0.06    $0.02
Second Quarter..............................................................       $0.09    $0.04
Third Quarter...............................................................       $0.13    $0.05

2002
First Quarter...............................................................       $0.94    $0.42
Second Quarter..............................................................       $0.69    $0.11
Third Quarter...............................................................       $0.19    $0.02
Fourth Quarter..............................................................       $0.07    $0.04

2001
First Quarter...............................................................       $9.13    $3.44
Second Quarter..............................................................       $5.25    $2.00
Third Quarter...............................................................       $2.70    $0.92
Fourth Quarter..............................................................       $1.35    $0.43


         Dividends have not been declared or paid during any periods presented.

         As of March 14, 2003, there were approximately 1,200 stockholders of record of SPEEDCOM's common stock (which amount does not include the number of stockholders whose shares are held of record by banks, brokerage houses or other institutions, but include each such institution as one stockholder).

PLANS AFTER THE ACQUISITION

         Assuming the Acquisition had occurred on September 2, 2003, upon the completion of the sale, after the payment of transaction-related costs and certain other outstanding obligations, SPEEDCOM would have had cash and /or accounts receivable available of approximately $200,000, shares of P-Com common stock having a market value of approximately $12,825,000, debt of approximately $2.0 million and no revenue producing business operations. Following closing, SPEEDCOM's immediate plan will be to reduce significantly its monthly overhead so as to best preserve its available cash while developing revenue generating opportunities. Specifically, SPEEDCOM's management intends to reduce its monthly expenses from approximately $500,000 per month (including non-cash expenses) to approximately $25,000 per month as a result of the Acquisition, and by reducing its employees, and its dependence upon outside professionals. SPEEDCOM will continue to spend limited amounts on salaries, insurance, rent, communications, and other normal general and administrative expenses.

         Initially, SPEEDCOM will operate with two part-time employees. Mark Schaftlein, who currently is SPEEDCOM's interim chief financial officer, will become its chief executive officer, and he will remain as its interim chief financial officer. His mandate will be to develop business opportunities for SPEEDCOM. To this end, SPEEDCOM will seek out revenue generating products and operating businesses for possible investment, acquisition or merger. Mr. Schaftlein intends to seek and evaluate numerous operating businesses with the intent to increase stockholder value as a result of its investment in such operating subsidiaries or entities.

               SPEEDCOM'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         SPEEDCOM's management's discussion and analysis of financial condition and results of operations contain forward-looking statements, which involve risks and uncertainties. SPEEDCOM's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the section entitled "Risk Factors" beginning on page 7 of this joint proxy statement.

CRITICAL ACCOUNTING POLICIES



Introduction

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes. SPEEDCOM evaluates its estimates and judgments on an on-going basis. SPEEDCOM bases its estimates on historical experience and on assumptions that it believes to be reasonable under the circumstances. SPEEDCOM's experience and assumptions form the basis for its judgments about the carrying value of its assets and liabilities that are not readily apparent from other sources. Actual results may vary from what SPEEDCOM anticipates and different assumptions or estimates about the future could change SPEEDCOM's reported results. SPEEDCOM believes the following accounting policies are the most critical to SPEEDCOM, in that they are important to the portrayal of its financial statements and they require SPEEDCOM's most difficult, subjective or complex judgments in the preparation of its financial statements:

Revenue Recognition

         SPEEDCOM recognizes revenue on its wireless communications products in accordance with SEC Staff Accounting Bulletin No. 101, "REVENUE RECOGNITION IN FINANCIAL STATEMENTS." Under these guidelines, SPEEDCOM defers revenue recognition on transactions if any of the following exist: persuasive evidence of an arrangement does not exist, title has not transferred, product payment is contingent upon performance of installation or service obligations, the price is not fixed or determinable or payment is not reasonably assured. SPEEDCOM accrues a provision for estimated returns concurrent with revenue recognition. In addition, SPEEDCOM defers revenue associated with long-term customer maintenance contracts. SPEEDCOM recognizes the value of these contracts on a straight-line basis over the length of the customer contract.

Allowances for Doubtful Accounts

         Allowances for doubtful accounts receivable are maintained based on historical payment patterns, aging of accounts receivable, and actual write-off history. Allowances are also maintained for future sales returns and allowances based on an analysis of recent trends of product returns.

Impairment of Long-Lived Assets

         In assessing the recoverability of its long-lived assets, SPEEDCOM must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. If these estimates or their related assumptions change in the future, SPEEDCOM may be required to record impairment charges for these assets.

YEARS ENDED DECEMBER 31, 2002 AND 2001

         The following table sets forth the percentage of net revenues represented by certain items in SPEEDCOM's Statements of Operations for the periods indicated.

                                                                                                FISCAL YEAR
                                                                                                   ENDED
                                                                                                DECEMBER 31,
                                                                                                ------------
                                                                                               2002      2001
                                                                                               ----      ----

Net revenues.............................................................................      100%      100%
Cost of goods sold.......................................................................       59%       59%
                                                                                               ----      ----

Gross margin.............................................................................       41%       41%
Operating costs and expenses:
  Salaries and related...................................................................       39%       37%
  General and administrative.............................................................       31%       23%
  Selling expenses.......................................................................       13%       12%
  Provision for bad debt.................................................................        6%        6%
  Depreciation and amortization..........................................................        9%        4%
  Severance costs........................................................................        8%        4%
                                                                                               ----      ----
                                                                                               106%       86%
                                                                                               ----      ----

Loss from operations.....................................................................     (65)%     (45)%
Other expense:
  Interest expense, net..................................................................      (4)%     (21)%
  Other expense, net.....................................................................      (1)%      (2)%
                                                                                               ----      ----
                                                                                               (5)%     (23)%
                                                                                               ----      ----

Net loss before extraordinary items......................................................     (70)%     (68)%
Extraordinary loss from early extinguishment of debt.....................................         -     (26)%
                                                                                               ----      ----

Net loss.................................................................................     (70)%     (94)%
Assumed dividend from beneficial conversion feature of preferred stock...................         -     (37)%
                                                                                               ----      ----

Net loss attributable to common stockholders.............................................     (70)%    (131)%
                                                                                               ----      ----



         SPEEDCOM's net revenues decreased 47% from approximately $14,460,000 for the year ended December 31, 2001 to approximately $7,676,000 for the year ended December 31, 2002. This decrease was due to unexpected delays in spending decisions by SPEEDCOM's potential and current customers during 2002 as compared to 2001. This factor, combined with the challenging economic environment in both the United States of America and overseas, contributed to disappointing results. Revenues from customers in foreign geographic areas decreased to 46% of revenues for the year ended December 31, 2002 as compared to 53% of revenues the year ended December 31, 2001.

         Cost of goods sold decreased 47% from approximately $8,567,000 for the year ended December 31, 2001 to approximately $4,502,000 for the year ended December 31, 2002, due to decreases in SPEEDCOM's revenues. However, as a result of managing product costs and maintaining pricing levels, gross margin as a percentage of sales increased slightly to 41.3% during the year ended 2002, compared to 40.7% during the year ended December 31, 2001.

         Salaries and related, general and administrative and selling expenses decreased by 39% from approximately $10,458,000 for the year ended December 31, 2001 to approximately $6,372,000 for the year ended December 31, 2002. This decrease was primarily due to a decrease in salaries and related expenses of approximately $2,369,000 related to decreased headcount, a decrease in general and administrative expenses of approximately $1,029,000 related to reduced spending on professional services, travel, investor relations and consultants, partially offset by increases in rent expense, and a decrease in selling expenses of approximately $688,000 related primarily to reduced trade show participation.

         Provision for bad debts decreased 52% from approximately $873,000 during the year ended December 31, 2001 to approximately $420,000 for the year ended December 31, 2002. During the year ended December 31, 2002, SPEEDCOM converted two of its leases receivable, recorded at approximately $1,290,000, into a new lease receivable with approximately $336,000 which was due and collected immediately, five payments of $50,000 due over a five-month period and a balloon payment of approximately $328,000 due in August 2002. As a result of this restructuring of the leases, SPEEDCOM recorded a provision for bad debt of approximately $395,000 for the year ended December 31, 2002.

         In the fourth quarter of 2000 and in the first and second quarters of 2001, SPEEDCOM sold products from its SPEEDLAN product line for approximately $574,000 to a large Korean based company ("Korean Customer"). One of the major clients of SPEEDCOM's customer declared bankruptcy early in 2001, which had a significant financial impact on the Korean Customer. SPEEDCOM recorded a provision for bad debt of approximately $456,000 during the year ended December 31, 2001 related to the remaining balance of the receivable. Excluding these two significant unusual items in each of the years, provisions for bad debts decreased 94% from approximately $417,000 for the year ended December 31, 2001 to approximately $25,000 during the year ended December 31, 2002. The decrease is a result of significantly lower accounts receivable balances at 2002 compared to 2001 plus the use of letters of credit and other instruments that had the effect of minimizing credit risk in 2002.

         During the year ended December 31, 2002, SPEEDCOM recorded severance costs of approximately $630,000 in accordance with the separation agreements, as amended, between SPEEDCOM and its former Chief Executive Officer and its former Chief Operating Officer. The costs include severance pay and other employee benefits, including amounts to be paid over future periods and the write off of notes receivable-related party, as discussed below. During 2001, SPEEDCOM sold its InstallGuys division to SPEEDCOM's former Chief Executive Officer. In return, SPEEDCOM received two 6% secured promissory notes in the aggregate principal amount of approximately $211,000. In October 2001, SPEEDCOM loaned InstallGuys an additional $50,000 at 6% interest. The notes and interest were due in August 2004. As a stipulation to the separation agreement, as amended, between SPEEDCOM and its former Chief Executive Officer, SPEEDCOM forgave all indebtedness owed by InstallGuys. Consequently, SPEEDCOM charged the notes receivable-related party to severance expense during the year ended December 31, 2002.

         During the year ended December 31, 2001, SPEEDCOM recorded severance costs of approximately $532,000, reflecting employee termination costs relating to staff reductions. The staff reductions included 20 employees (two at the executive management level) and were completed in the third and fourth quarters of 2001. The costs include severance pay and other employee benefits, including amounts to be paid over future periods. SPEEDCOM is currently in default on the two executive management severance agreement payment plans.

         SPEEDCOM's interest expense decreased from approximately $3,173,000 for the year ended December 31, 2001 to approximately $396,000 for the year ended December 31, 2002. This decrease was due to notes payable and loans from stockholders that were converted to preferred stock during 2001. The conversion of the loans to preferred stock triggered substantial interest expense related to the unamortized portion of the discount on the convertible loans. Interest income decreased from approximately $111,000 for the year ended December 31, 2001 to approximately $64,000 for the year ended December 31, 2002 as a result of fewer leasing agreements.

         SPEEDCOM recorded an extraordinary loss from the early extinguishment of debt related to the conversions of loans and debt to preferred stock and warrants during 2001 of approximately $3,786,000. When the nonconvertible loans originated, value was allocated to warrants based on the Black-Scholes pricing model. This value was being amortized over the maturity of the loans. When the loans were converted to preferred stock, Series A Warrants and Series B Warrants, the difference in the carrying value as compared to the combined fair value of the warrants and preferred stock was immediately expensed to loss from the early extinguishment of debt.

         Net loss attributable to common stockholders decreased 72% from approximately $18,944,000, or $1.96 per share, in 2001 to approximately $5,356,000, or $0.47 per share, in 2002 as a result of the foregoing factors.

         During 2001, SPEEDCOM converted (i) redeemable preferred stock, (ii) Series A Warrants, (iii) Series B Warrants that were issued in June 2001 and
(iv) loans to stockholders in exchange for (i) preferred stock, (ii) Series A Warrants and (ii) Series B Warrants. This conversion was due to SPEEDCOM's commitment to the holders of its redeemable preferred stock and warrants issued in June 2001 that if SPEEDCOM issued similar instruments at more favorable terms, SPEEDCOM would adjust the terms of the securities issued in June 2001 to be equal to the more favorable terms. As such, the conversion ratio was changed to two shares of common stock for each share of preferred stock rather than the ratio of one share of common stock for each share of preferred stock applicable to the preferred stock issued in June 2001. SPEEDCOM has recorded an assumed dividend of approximately $2,292,000, which equals the increase in the intrinsic value of the preferred stock based on the incremental number of shares of common stock that may be obtained on conversion of the preferred stock into common stock valued at the price per share on the date of issuance.

         Also in 2001, SPEEDCOM issued (i) preferred stock, (ii) Series A Warrants and (iii) Series B Warrants for approximately $2,397,000 in cash, net of stock issuance costs. The preferred stock has a beneficial conversion feature valued at approximately $1,479,000 based on the value of the warrants and the ability to convert the preferred stock to two shares of common stock. This amount is recorded as an assumed dividend from beneficial conversion feature because the preferred stock was convertible when issued.

         The terms of the preferred stock provide that if SPEEDCOM has not executed a definitive agreement with respect to a bona fide merger, stock sale or sale of all or substantially all of SPEEDCOM's assets, which would result in a change of control of SPEEDCOM prior to December 28, 2001, the conversion price shall be adjusted so that each share of preferred stock shall convert into 2.25 shares of common stock. Because SPEEDCOM did not meet these terms, the conversion price of the preferred stock was adjusted so that each share of preferred stock shall convert into 2.25 shares of common stock. During the year ended December 31, 2001, SPEEDCOM recorded an assumed dividend from beneficial conversion feature of approximately $1,502,000, which equals the increase in the intrinsic value of the preferred stock based on the incremental number of shares of common stock that may be obtained on conversion of the preferred stock into common stock valued at the price per share on the issuance dates. The following table sets forth the percentage of net revenues represented by certain items in SPEEDCOM's Statements of Operations for the periods indicated.

                                                                            THREE MONTHS     SIX MONTHS ENDED
                                                                            ENDED JUNE 30,        JUNE 30,
                                                                            2003      2002     2003      2002
                                                                            ----      ----     ----      ----

Net revenues.........................................................       100%      100%     100%      100%
Cost of goods sold...................................................        70%       64%      64%       59%
                                                                            ----      ----     ----      ----

Gross margin.........................................................        30%       36%      36%       41%
Operating costs and expenses:
  Salaries and related...............................................        66%       56%      49%       51%
  General and administrative.........................................        52%       51%      47%       42%
  Selling expenses...................................................        18%       13%      16%       13%
  Provision for bad debt.............................................         4%        2%       2%       11%
  Depreciation and amortization......................................        21%       13%      15%       10%
  Severance costs....................................................        10%       40%       4%       17%
                                                                            ----      ----     ----      ----
                                                                            171%      175%     133%      144%
                                                                            ----      ----     ----      ----

Loss from operations.................................................     (141)%    (139)%    (97)%    (103)%
Other (expense) income:
  Interest expense...................................................      (19)%      (5)%    (12)%      (4)%
  Interest income....................................................         0%        1%       0%        1%
                                                                            ----      ----     ----      ----
  Other expense, net.................................................       (0)%      (3)%     (0)%      (1)%
                                                                            ----      ----     ----      ----
                                                                           (19)%      (7)%    (12)%      (4)%
                                                                            ----      ----     ----      ----
Net loss.............................................................     (160)%    (146)%   (109)%    (107)%
                                                                           =====    ======   ======    ======




SIX MONTHS ENDED JUNE 30, 2003 AND JUNE 30, 2002

         Net revenues decreased 26% from approximately $3,338,000 for the six months ended June 30, 2002 to approximately $2,459,000 for the six months ended June 30, 2003. This decrease was due to price reductions by SPEEDCOM, unexpected delays in spending decisions by both potential and current customers during 2003 as compared to 2002 and component shortages created by cash flow issues. These factors, combined with the challenging economic environment in both the United States of America and overseas, contributed to disappointing results. Revenues from customers in foreign geographic areas increased to 59% of revenues for the six months ended June 30, 2003 as compared to 52% of revenues the six months ended June 30, 2002. The percentage of sales from international customers is expected to decrease slightly during the remainder of the year ended December 31, 2003.

         Cost of goods sold decreased 19% from approximately $1,964,000 for the six months ended June 30, 2002 to approximately $1,582,000 for the six months ended June 30, 2003, due to decreases in SPEEDCOM's revenues. In addition, gross margin as a percentage of sales decreased five percentage points from 41% for the six months ended June 30, 2002 to 36% for the six months ended June 30, 2003 as a result of price reductions by SPEEDCOM and lower cost absorption of fixed costs due to decreased revenue.

         Salaries and related, general and administrative and selling expenses decreased by 22% from approximately $3,544,000 for the six months ended June 30, 2002 to approximately $2,751,000 for the six months ended June 30, 2003. This decrease was primarily due to a decrease in salaries and related expenses of approximately $514,000 related to decreased headcount (55 at June 30, 2002 versus 48 at June 30, 2003) and a decrease in general and administrative expenses of approximately of $249,000 related to decreased accounting, legal and investor relations expenses.

         Provision for bad debt decreased 87% from approximately $359,000 during the six months ended June 30, 2002 to approximately $46,000 for the six months ended June 30, 2003. During the six months ended June 30, 2002, SPEEDCOM converted two of its leases receivable, recorded at approximately $1,290,000, into a new lease receivable with approximately $336,000, which was due and collected immediately, five payments of $50,000 due over a five-month period and a balloon payment of approximately $328,000 due in August 2002. As a result of this restructuring of the leases, SPEEDCOM recorded a provision for bad debt of approximately $395,000 for the six months ended June 30, 2002.

         During the six months ended June 30, 2003, SPEEDCOM recorded severance costs of $90,000 in accordance with the separation agreement between SPEEDCOM and its former Vice President of Marketing and Product Development. The costs include severance pay to be paid over future periods.

         During the six months ended June 30, 2002, SPEEDCOM recorded severance costs of approximately $555,000 in accordance with the separation agreement, as amended, between SPEEDCOM and its former Chief Executive Officer. The costs include severance pay and other employee benefits and the write off of notes receivable-related party, as described below. During 2001, SPEEDCOM sold its InstallGuys division to SPEEDCOM's then Chief Executive Officer. In return, SPEEDCOM received two 6% secured promissory notes totaling approximately $211,000. In October 2001, SPEEDCOM loaned InstallGuys an additional $50,000 at 6% interest. As a stipulation to the separation agreement, as amended, between SPEEDCOM and its former Chief Executive Officer, SPEEDCOM forgave all indebtedness owed by InstallGuys. Consequently, SPEEDCOM charged the notes receivable-related party to severance expense during the six months ended June 30, 2002.

         Interest expense increased from approximately $144,000 for the six months ended June 30, 2002 to approximately $303,000 for the six months ended June 30, 2003. This increase was due to the addition of notes payable and loans from related parties during 2002 and 2003 of $3,943,000. Interest income decreased from approximately $52,000 for the six months ended June 30, 2002 to approximately $8,000 for the six months ended June 30, 2003 as a result of fewer leasing agreements.

         Net loss decreased 25% from approximately $3,569,000, or $0.34 per share, in the six months ended June 30, 2002 to approximately $2,673,000, or $0.18 per share, in the six months ended June 30, 2003 as a result of the foregoing factors.

THREE MONTHS ENDED JUNE 30, 2003 AND JUNE 30, 2002

         Net revenues decreased 38% from approximately $1,390,000 for the three months ended June 30, 2002 to approximately $868,000 for the three months ended June 30, 2003. This decrease was due to price reductions by SPEEDCOM, unexpected delays in spending decisions by both potential and current customers during 2003 as compared to 2002 and component shortages created by cash flow issues. These factors, combined with the challenging economic environment in both the United States of America and overseas, contributed to disappointing results. Revenues from customers in foreign geographic areas increased to 62% of revenues for the three months ended June 30, 2003 as compared to 38% of revenues the three months ended June 30, 2002. The percentage of sales from international customers is expected to decrease slightly during the remainder of the year ended December 31, 2003.

         Cost of goods sold decreased 31% from approximately $885,000 for the three months ended June 30, 2002 to approximately $606,000 for the three months ended June 30, 2003, due to decreases in SPEEDCOM's revenues. In addition, gross margin as a percentage of sales decreased six percentage points from 36% for the three months ended June 30, 2002 to 30% for the three months ended June 30, 2003 as a result of price reductions by SPEEDCOM and lower cost absorption of fixed costs due to decreased revenue.

         Salaries and related, general and administrative and selling expenses decreased by 29% from approximately $1,669,000 for the three months ended June 30, 2002 to approximately $1,180,000 for the three months ended June 30, 2003. This decrease was primarily due to a decrease in salaries and related expenses of approximately $210,000 related to decreased headcount (55 at June 30, 2002 versus 48 at June 30, 2003) and a decrease in general and administrative expenses of approximately of $258,000 related to decreased rent, accounting, legal and investor relations expenses.

         During the three months ended June 30, 2003, SPEEDCOM recorded severance costs of $90,000 in accordance with the separation agreement between SPEEDCOM and its former Vice President of Marketing and Product Development. The costs include severance pay to be paid over future periods.

         During the three months ended June 30, 2002, SPEEDCOM recorded severance costs of approximately $555,000 in accordance with the separation agreement, as amended, between SPEEDCOM and its former Chief Executive Officer. The costs include severance pay and other employee benefits and the write off of notes receivable-related party, as described below. During 2001, SPEEDCOM sold its InstallGuys division to SPEEDCOM's then Chief Executive Officer. In return, SPEEDCOM received two 6% secured promissory notes totaling approximately $211,000. In October 2001, SPEEDCOM loaned InstallGuys an additional $50,000 at 6% interest. As a stipulation to the separation agreement, as amended, between SPEEDCOM and its former Chief Executive Officer, SPEEDCOM forgave all indebtedness owed by InstallGuys. Consequently, SPEEDCOM charged the notes receivable-related party to severance expense during the three months ended June 30, 2002.

         Interest expense increased from approximately $80,000 for the three months ended June 30, 2002 to approximately $164,000 for the three months ended June 30, 2003. This increase was due to the addition of notes payable and loans from related parties during 2002 and 2003 of $3,943,000. Interest income decreased from approximately $13,000 for the three months ended June 30, 2002 to approximately $1,000 for the three months ended June 30, 2003 as a result of fewer leasing agreements.

         Net loss decreased 32% from approximately $2,036,000, or $0.19 per share, in the three months ended June 30, 2002 to approximately $1,390,000, or $0.10 per share, in the three months ended June 30, 2003 as a result of the foregoing factors.

TAXES

         At June 30, 2003, SPEEDCOM had net operating loss carryforwards for federal income tax purposes of approximately $21,618,000. The net operating loss carryforwards expire at various dates through the year 2022. Utilization of SPEEDCOM's net operating loss may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such annual limitation could result in the expiration of the net operating loss before utilization.

LIQUIDITY AND CAPITAL RESOURCES

         During the year ended December 31, 2002, SPEEDCOM used approximately $2,368,000 of cash for operating activities. This was primarily due to SPEEDCOM's net loss for the period and decreases in accounts payable and accrued expenses partially offset by decreases in accounts receivable and leases receivable. SPEEDCOM purchased approximately $26,000 of fixed assets during the year ended December 31, 2002 as compared to approximately $493,000 during the same period in 2001. SPEEDCOM received approximately $2,459,000 from its financing activities primarily through proceeds from stockholder loans, partially offset by net payments on factored accounts receivable.

         During the six months ended June 30, 2003, SPEEDCOM used approximately $1,488,000 of cash for operating activities. This was primarily due to SPEEDCOM's net loss for the period and increases in other assets partially offset by decreases in inventory, accounts receivable and leases receivable. SPEEDCOM purchased approximately $60,000 of fixed assets during the six months ended June 30, 2003 as compared to approximately $6,000 during the same period in 2002. SPEEDCOM does not have any material commitments for capital expenditures in the future. SPEEDCOM received approximately $1,400,000 from its financing activities through proceeds from related party and third party loans. As of June 30, 2003, SPEEDCOM had cash of approximately $206,000.

         During the year ended December 31, 2002, SPEEDCOM borrowed an aggregate $2,928,000 from three institutional investors that are SPEEDCOM stockholders. During the three months ended March 31, 2003, SPEEDCOM borrowed an aggregate $340,000 from three institutional investors that are SPEEDCOM stockholders. The loans bear an interest rate of 15% and are payable December 31, 2003.

         During the six months ended June 30, 2003, SPEEDCOM borrowed an aggregate $1,015,000 from institutional investors who are stockholders. The loans bear an interest rate of 15% and are payable December 31, 2003. Also during the six months ended June 30, 2003, SPEEDCOM borrowed $400,000 from P-Com. The loan bears an interest rate of 10% for the first six months and 13% for the remainder of the term of the note, due March 21, 2005. The note is convertible at $0.12 per common share. Additionally, in July 2003, SPEEDCOM borrowed another $300,000 from P-Com, at an interest rate of 10% for the first six months and 13% for the remainder of the term of the note, due July 16, 2004. P-Com will continue to fund SPEEDCOM with P-Com's own financings between July 2003 and the completion of the Acquisition.

         During the six months ended June 30, 2002, SPEEDCOM used approximately $1,068,000 of cash for operating activities. This was primarily due to SPEEDCOM's net loss for the period and decreases in accounts payable and accrued expenses partially offset by decreases in accounts receivable, leases receivable, and inventory. SPEEDCOM purchased approximately $6,000 of fixed assets during the six months ending June 30, 2002 as compared to approximately $402,000 during the same period in 2001. SPEEDCOM received approximately $1,388,000 from its financing activities primarily through proceeds from stockholder loans partially offset by payments to factored accounts receivable. As of June 30, 2002, SPEEDCOM had cash of approximately $590,000.

         Projected cash flows from SPEEDCOM's current operations are not sufficient to finance SPEEDCOM's current and projected working capital requirements. It is essential that SPEEDCOM obtain additional capital to execute its business plan for the remainder of 2003 and 2004. SPEEDCOM will seek additional capital to fund working capital deficits, develop next generation products and to take advantage of opportunities that may arise. This additional capital could come from the sale of common or preferred stock, from borrowings, or from a strategic transaction such as a merger. There can be no assurance that such financing will be available on acceptable terms, if at all. If SPEEDCOM is unable to secure significant additional financing, SPEEDCOM will have to further downsize its business or explore other alternatives. The financial statements do not include any adjustments that might arise as a result of this uncertainty.

         Management's plans to sustain SPEEDCOM's operations include augmenting revenue opportunities, curtailing operating expenses as a percentage of revenue and raising additional capital from external sources, as discussed above. During the six months ended June 30, 2003, management effectively lowered its operating expenses by approximately $1,558,000 over amounts incurred during the six months ended June 30, 2002. In addition, during the six months ended June 30, 2003 management raised cash of $1,415,000 from loans from related parties and third party investors, of which approximately $400,000 (borrowed from P-Com) is eventually convertible to equity. SPEEDCOM also borrowed $300,000 in July 2003 under a secured promissory note from P-Com, which is convertible to equity. While management is actively addressing multiple sources of capital, there can be no assurance that SPEEDCOM will generate adequate cash from these and similar sources during the remainder of 2003 and 2004.

COMMITMENTS AND OFF BALANCE SHEET INSTRUMENTS

         SPEEDCOM's only material commitments involve leases for office and manufacturing facilities and computer and office equipment under operating leases. Rent expense under operating leases amounted to approximately $253,000 and $401,000 for the six months ended June 30, 2003 and 2002, respectively.

         During 2002 and 2003, SPEEDCOM entered into several payment plan agreements with vendors that set up monthly commitments by SPEEDCOM to pay off balances that were past due. SPEEDCOM is currently in default on several of these payment obligations. SPEEDCOM's terms with most of its suppliers and other vendors are net 30. In many cases, SPEEDCOM is past due with these suppliers and vendors. SPEEDCOM is currently engaged in legal proceedings related to some of the defaults discussed above. None of these proceedings are expected to have a material effect on SPEEDCOM's business.

         In addition, SPEEDCOM is in default on two severance agreements entered into during 2000.

         SPEEDCOM also has two employment contracts, which guarantee that if a change of control occurs, the employee may elect to resign from SPEEDCOM and receive a lump sum payment of six month's salary. In 2002, a change of control, as defined in the agreements, did occur. However, there has not been any indication that the employees covered under the employment contracts are considering resigning from SPEEDCOM.

         SPEEDCOM has entered into an asset purchase agreement to sell substantially all of its assets and liabilities to P-Com for approximately 67,500,000 shares of P-Com common stock. As a stipulation to this agreement, SPEEDCOM would be required to pay to P-Com $500,000 if SPEEDCOM terminated the asset purchase agreement under certain circumstances, such as a breach of the agreement or if SPEEDCOM's board of directors approved an alternative proposal to the P-Com asset purchase agreement. SPEEDCOM believes that the probability of these circumstances occurring is remote.

RECENT ACCOUNTING PRONOUNCEMENTS

         In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The statement amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. This statement is designed to improve financial reporting such that contracts with comparable characteristics are accounted for similarly. The statement, which is generally effective for contracts entered into or modified after June 30, 2003, is not anticipated to have a significant effect on SPEEDCOM's financial position or results of operations.

         In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. SPEEDCOM currently has no such financial instruments outstanding or under consideration and therefore adoption of this standard currently has no financial reporting implications.

         In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Valuable Interest Entities. This interpretation clarifies rules relating to consolidation where entities are controlled by means other than a majority voting interest and instances in which equity investors do not bear the residual economic risks. This interpretation is effective immediately for variable interest entities created after January 31, 2003 and for interim periods beginning after June 15, 2003 for interests acquired prior to February 1, 2003. SPEEDCOM currently has no ownership in variable interest entities and therefore adoption of this standard currently has no financial reporting implications.

         In December 2002, the FASB issued SFAS No. 148, Accounting for Stock Based CompensationoTransition and Disclosure. SFAS No. 148 establishes standards for two alternative methods of transition to the fair value method of accounting for stock-based employee compensation under SFAS No. 123, ACCOUNTING FOR STOCK BASED COMPENSATION (SFAS No. 123). SFAS No. 148 also amends and augments the disclosure provisions of SFAS No. 123 and the Accounting Principles Board ("APB") No. 28, INTERIM FINANCIAL REPORTING to require disclosure in the summary of significant accounting policies for all companies the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. The transition standards and disclosure requirements of SFAS No. 148 are effective for fiscal years and interim periods ending after December 15, 2002.

         SFAS No. 148 does not require SPEEDCOM to transition from the intrinsic approach provided in APB No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES. In addition, SPEEDCOM does not currently plan to transition to the fair value approach in SFAS No. 123. However, SPEEDCOM has adopted the additional disclosure requirements of SFAS No. 148 in its notes to financial statements.

         In November 2002, the FASB issued Interpretation 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. Under Interpretation 45 guarantees, contracts and indemnification agreements are required to be initially recorded at fair value. Current practice provides for the recognition of a liability only when a loss is probable and reasonably estimable, as those terms are defined under SFAS No. 5, ACCOUNTING FOR CONTINGENCIES. In addition, Interpretation 45 requires significant new disclosures for all guarantees even if the likelihood of the guarantor's having to make payments under the guarantee is remote. The disclosure requirements are effective for financial statements of interim and annual periods ending after December 15, 2002. The initial recognition and measurement provisions of Interpretation 45 are applicable on a prospective basis to guarantees, contracts or indemnification agreements issued or modified after December 31, 2002.

         SPEEDCOM currently has no guarantees, contracts or indemnification agreements that would require fair value treatment under the new standard.

         In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING) (EITF 94-3). SFAS No. 146 requires the recognition of a liability for costs associated with exit or disposal activities when the liability is actually incurred. Under EITF 94-3, such costs were generally recognized in the period in which an entity committed to an exit plan or plan of disposal. While both standards covered costs associated with one-time termination benefits (e.g. severance pay or stay-bonus arrangements), SFAS No. 146 provides standards that provide for the timing of recognition of these types of benefits. SFAS No. 146 is effective for exit or disposal activities initiated after December 31, 2002.

         Management's plans with respect to the continuation of SPEEDCOM are described in the notes to SPEEDCOM's financial statements contained in the Form 10-QSB filed with the SEC on August 11, 2003. While there is currently no specific plans to exit activities as part of these plans, any such activity would require the application of SFAS No. 146. During 2002, SPEEDCOM incurred severance costs as described in the notes to SPEEDCOM's financial statements contained in the Form 10-KSB filed with the SEC on April 11, 2003. While

SPEEDCOM's accounting for the severance cost followed EITF 94-3, there would have been no material difference had SFAS No. 146 been in effect.

         In April 2002, the FASB issued SFAS No. 145, Rescission of SFAS No. 4, 44 and 64, Amendment of SFAS No. 13 and Technical Corrections. SFAS No. 145 rescinds SFAS No. 4, REPORTING GAINS AND LOSSES FROM EXTINGUISHMENTS OF DEBT (SFAS No. 4), which required all gains and losses from extinguishments of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result of the rescission of SFAS No. 4, the classification of gain and losses arising from debt extinguishments requires consideration of the criteria for extraordinary accounting treatment provided in APB No. 30, REPORTING THE RESULTS OF OPERATIONS. In the absence of SFAS No. 4, debt extinguishments that are not unusual in nature and infrequent in occurrence would be treated as a component of net income or loss from continuing operations. SFAS No. 145 is effective for financial statements issued for fiscal years beginning after May 15, 2002.

         During the year ended December 31, 2001, SPEEDCOM properly recorded a loss on the early extinguishments of debt of approximately $3,786,000 as an extraordinary item on the statement of operations. In the absence of SFAS No. 4, caused by SFAS No. 145, such transaction would not have met the criteria for extraordinary treatment. Management has elected not to early adopt SFAS No. 145 in connection with its Form 10-KSB filed with the SEC on April 11, 2003, which is permissible under the standard. Had management early adopted the standard, the loss on early extinguishments recognized in 2001 would have been reclassified as other expense in the financial statements.

             SELECTED HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

         The following tables present selected historical and pro forma financial data of P-Com and the selected historical financial data of SPEEDCOM. The unaudited pro forma financial data of P-Com gives effect to the SPEEDCOM Acquisition.

P-COM SELECTED HISTORICAL AND PRO FORMA CONSOLIDATED FINANCIAL DATA

         The following selected historical consolidated financial data for the years ended December 31, 2000, 2001 and 2002 were derived from P-Com's audited financial statements included elsewhere in this joint proxy statement. The selected historical consolidated financial data for the years ended December 31, 1998 and 1999 were derived from P-Com's records restated for discontinued operations described in Note (1), below. The selected financial data for the six months ended June 30, 2002 and 2003 were derived from the unaudited condensed consolidated financial statements of P-Com. In P-Com's opinion, the unaudited interim financial data includes all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of its interim results of operation. The pro forma information is unaudited and has been derived from the Unaudited Pro Forma Financial Information, beginning on page 93 of this joint proxy statement. This information should be read in conjunction with P-Com's Management's Discussion and Analysis of Financial Condition and Results of Operations, beginning on page 57 of this joint proxy statement, the Unaudited Pro Forma Financial Information, beginning on page 93 of this joint proxy statement, and P-Com's financial statement and related notes, beginning on page F-1 of this joint proxy statement.

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                              YEAR ENDED DECEMBER 31,
                                                                             HISTORICAL                                 PRO FORMA
                                                        1998          1999         2000           2001           2002           2002
                                                        ----          ----         ----           ----           ----           ----

CONSOLIDATED STATEMENTS OF OPERATIONS DATA:
  Revenue, net...............................       $118,948      $116,409     $183,606        $73,236        $29,686        $37,362
  Gross profit (loss)........................         25,119         9,031       22,641       (21,654)        (1,091)          2,083
  Loss from continuing operations............       (63,238)      (66,647)     (64,094)       (75,327)       (44,522)       (48,971)
  Net loss from continuing operations
applicable to common stockholders............       (65,077)      (85,168)     (64,094)       (75,327)       (44,522)       (48,971)
  Basic net loss from continuing operations
  per share..................................         (7.52)        (7.47)       (4.11)         (4.55)         (1.74)         (0.53)
  Diluted net loss from continuing operations
per share....................................         (7.52)        (7.47)       (4.11)         (4.55)         (1.74)         (0.53)
  Shares used in computing basic net loss per
  common share (1)...........................          8,650        11,399       15,600         16,551         25,546         93,046
  Shares used in computing diluted net loss
from continuing operations per common
share (1)....................................          8,650        11,399       15,600         16,551         25,546         93,046
  Cash dividends declared....................              -             -            -              -              -              -


                                                                                                 SIX MONTHS ENDED JUNE 30,
                                                                                                 HISTORICAL             PRO FORMA
                                                                                                  2002           2003           2003
                                                                                                  ----           ----           ----

CONSOLIDATED STATEMENTS OF OPERATIONS DATA:
  Revenue, net........................................................................         $15,942         $9,582        $12,041
  Gross profit (loss).................................................................           2,224        (2,168)        (1,291)
  Loss from continuing operations.....................................................        (14,768)       (12,774)       (15,347)
  Net loss from continuing operations applicable to common stockholders...............        (14,768)       (12,774)       (15,347)
  Basic and diluted net loss per share applicable to common stockholders..............          (0.76)         (0.33)         (0.14)
  Shares used in computing basic and diluted net loss from continuing operations per            19,437         38,634        106,134
  common share (1)....................................................................
  Cash dividends declared.............................................................               -              -              -


                                                             DECEMBER 31,                                        JUNE 30,
                                                              HISTORICAL                                HISTORICAL      PRO FORMA
                                          1998          1999          2000        2001           2002            2003           2003
                                          ----          ----          ----        ----           ----            ----           ----

CONSOLIDATED BALANCE SHEET DATA:
  Cash and cash equivalents....        $26,460       $10,667       $25,754      $5,436         $1,276            $760           $966
  Working capital (deficiency).         82,669        38,618        78,932     (9,171)        (1,776)        (33,265)       (37,891)
  Total assets.................        315,217       218,746       216,219      92,234         35,723          19,019         33,059
  Long-term obligations, less          109,694        38,644        30,106         680         24,466           1,983          1,990
current portion................
  Total stockholders' equity            99,409        89,215        95,247      24,256       (15,350)        (30,139)       (22,417)
(deficit)......................
  Book value per common share..           2.17          1.32          1.18        1.43         (0.45)          (0.75)         (0.21)


-----------

(1) The historical financial statements for the years ended December 31, 1998 to December 31, 2002 have been restated to give effect to P-Com Network Services, Inc. as a discontinued operation.

(2) During the six months ended June 30, 2003, P-Com recorded changes of approximately $3.7 million related to excess and obsolete inventories and $3.4 million related to the write down of fixed assets.

(3)      Adjusted for 1-for-5 reverse stock split implemented on June 27, 2002.

(4) In 2002, P-Com recorded charges of approximately $5.8 million related to excess and obsolete inventory and a write-down of goodwill carrying value relating to the services business of $11.4 million.

(5) In 2001, P-Com recorded charges of approximately $30.0 million related to excess inventory and inventory purchase commitments, $5.8 million related to a write-down of goodwill and other intangibles, and $11.6 million increase in bad debt expense related to a customer bankruptcy.

(6) In 2000, P-Com recorded charges of approximately $21.7 million related to excess inventory and inventory purchase commitments, $15.0 million related to write-down of goodwill, and a $9.9 million increase in the valuation allowance against the carrying value of deferred tax assets.

(7) In 1999, P-Com recorded restructuring and other charges of approximately $36.5 million.

(8) In 1998, P-Com recorded restructuring and other charges of approximately $26.6 million.

(9) In connection with the acquisition of substantially all of the assets of Cylink Wireless Group in 1998, $15.4 million of purchase price attributed to in-process research and development was expensed.

SPEEDCOM SELECTED HISTORICAL FINANCIAL DATA

         The following selected historical financial data were for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 were derived from the audited financial statements of SPEEDCOM. The selected financial data for the six months ended June 30, 2002 and 2003 were derived from the unaudited condensed financial statements of SPEEDCOM. In SPEEDCOM's opinion, the unaudited financial data include all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of its interim results of operations. This information should be read in conjunction with SPEEDCOM's Management's Discussion and Analysis of Financial Condition and Results of Operations, beginning on page 78 of this joint proxy statement, and SPEEDCOM's financial statements and related notes included in its Annual Report on Form 10-KSB, incorporated herein by reference.

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                               YEAR ENDED DECEMBER 31,                    SIX MONTHS ENDED JUNE 30,
                                                               -----------------------                    -------------------------
                                                     1998       1999        2000         2001        2002          2002         2003
                                                     ----       ----        ----         ----        ----          ----         ----

STATEMENTS OF OPERATIONS DATA:
  Revenue, net............................         $5,171     $4,978     $10,662      $14,460      $7,676        $3,338       $2,459
  Gross profit............................          2,330      1,953       4,878        5,893       3,174         1,374          877
  Loss from continuing operations.........        (1,265)      (791)     (2,578)      (9,884)     (5,356)       (3,569)      (2,673)
  Net loss from continuing operations             (1,265)      (791)     (2,578)      (9,884)     (5,356)       (3,569)      (2,673)
applicable to common stockholders.........
  Basic and diluted net loss from                  (0.21)     (0.11)      (0.31)       (1.02)      (0.47)        (0.34)       (0.18)
continuing operations per share...........
  Shares used in computing basic and                6,092      7,060       8,267        9,678      11,432        10,538       14,491
diluted net loss from continuing operations
per share.................................
  Cash dividends declared.................              -          -           -            -           -             -            -


                                                                                    DECEMBER 31,                         JUNE 30,
                                                                                    ------------                         --------
                                                                    1998       1999       2000       2001         2002          2003
                                                                    ----       ----       ----       ----         ----          ----

BALANCE SHEET DATA:
  Cash and cash equivalents.................................          $-       $109       $227       $274         $346          $206
  Working capital (deficiency)..............................       (535)      (417)      1,326        955      (2,566)       (4,651)
  Total assets..............................................       1,912      1,463      6,994      8,558        4,526         3,319
  Long-term obligations, less current portion...............         163        175        311         53           19           407
  Total stockholders' equity (deficit)......................       (495)      (348)      2,829      4,510        (751)       (3,424)
  Book value per common share...............................      (0.08)     (0.05)       0.30     (0.25)       (0.43)        (0.61)

                P-COM'S UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma combined financial information of P-Com gives effect to the Acquisition as if that transaction had occurred as of June 30, 2003 as it relates to the pro forma balance sheet and as of January 1, 2003 and 2002 as it relates to the pro forma statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002. The unaudited pro forma financial information is based upon P-Com's assumptions and adjustments that are described in the accompanying notes and do not include any adjustments related to the integration of SPEEDCOM with P-Com. Pro forma financial information is not necessarily indicative of the financial position or results of operations that would have been achieved had the transaction occurred on the aforementioned dates. The following pro forma financial information should be read in conjunction with P-Com's financial statements and its management's discussion and analysis included elsewhere in this joint proxy statement.

                    P-COM'S UNAUDITED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 2003




                                                                                                                        PRO FORMA
                                                                             P-COM       SPEEDCOM        PRO FORMA       FOR THE
                                                                        HISTORICAL     HISTORICAL      ADJUSTMENTS     TRANSACTION
                                                                        ----------     ----------      -----------     -----------
                                                                        (RESTATED)

Current assets:
        Cash and cash equivalents...............................              $180           $206                               $386
  Restricted cash...............................................               580              -                                580
  Accounts receivable...........................................             3,203            336                              3,539
  Inventories...................................................             6,132          1,018                              7,150
  Other current assets..........................................             3,815            125                              3,940
                                                                        ----------     ----------      -----------     -------------
                                                                            13,910          1,685                             15,595
Property and equipment..........................................             4,831            451                              5,282
Intangible assets...............................................                 0            958         (958)(b)
                                                                                                        12,149 (d)            12,149
Other assets....................................................               278            225         (400)(e)               103
                                                                        ----------     ----------      -----------     -------------
                                                                           $19,019         $3,319          $10,791           $33,129
                                                                        ==========     ==========      ===========     =============


Current liabilities:
  Accounts payable..............................................            $7,525         $1,057                             $8,582
  Accrued liabilities...........................................            14,895          1,097         (205)(c)            16,037
                                                                                                           250 (a)
  Note payable..................................................             1,403             62                              1,465
  Convertible subordinated notes................................            20,090              0                             20,090
  Convertible promissory notes..................................             1,338              0                              1,338
  Liabilities of discontinued operations........................             1,924              0                              1,924
  Notes payable-related parties.................................                 0          4,120                              4,120
                                                                        ----------     ----------      -----------     -------------
Total current liabilities.......................................            47,175          6,336               45            53,556
Other long-term liabilities.....................................             1,983            407         (400)(e)             1,990
                                                                        ----------     ----------      -----------     -------------
Total liabilities...............................................            49,158          6,743            (355)            55,546
                                                                        ----------     ----------      -----------     -------------
Stockholders' equity:
  Preferred stock...............................................                 0          5,456       (5,456)(f)                 0
  Common stock..................................................           334,996         17,815      (17,815)(f)           342,718
                                                                                                         7,722 (a)
  Accumulated deficit...........................................         (365,165)       (26,695)       26,695 (f)         (365,165)
  Comprehensive items...........................................                30              0                                 30
                                                                        ----------     ----------      -----------     -------------
Total stockholders' deficit.....................................          (30,139)        (3,424)           11,146          (22,417)
                                                                        ----------     ----------      -----------     -------------
Total liabilities and stockholders deficit......................           $19,019         $3,319          $10,791           $33,129
                                                                        ==========     ===========     ===========     =============




                             See accompanying notes.

               P-COM'S UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2003




                                                                                                                          PRO FORMA
                                                                              P-COM      SPEEDCOM        PRO FORMA          FOR THE
                                                                         HISTORICAL    HISTORICAL      ADJUSTMENTS      TRANSACTION
                                                                         ----------    ----------      -----------      -----------

Sales............................................................            $9,582        $2,459                            $12,041
Cost of sales....................................................            11,750         1,582                             13,332
                                                                         ----------    ----------                       -----------
                                                                            (2,168)           877                            (1,291)
                                                                         ----------    ----------                       -----------
Costs and expenses:
  Research and development.......................................             3,625           475                              4,100
  Selling and marketing..........................................             1,762         1,216                              2,978
  General and administrative.....................................             3,186         1,560        $(138)(g)             4,608
  Asset impairment and restructuring.............................             3,362                                            3,362
  Interest and other expense (income)............................           (1,329)           299                            (1,030)
                                                                         ----------    ----------      -----------      -----------
  .......................................Total costs and expenses            10,606         3,550            (138)            14,018
                                                                         ----------    ----------      -----------      -----------
Loss from continuing operations..................................         $(12,774)      $(2,673)             $138         $(15,309)
                                                                         ==========    ==========      ===========      ===========


Basic and diluted loss per common share from continuing operations          $(0.33)                                          $(0.14)
                                                                         ==========                                     ============


Weighted average common shares...................................           38,634                    $67,500 (h)           106,134
                                                                         ==========                   =============     ============




                             See accompanying notes.

               P-COM'S UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002




                                                                                                                          PRO FORMA
                                                                              P-COM      SPEEDCOM        PRO FORMA          FOR THE
                                                                         HISTORICAL    HISTORICAL      ADJUSTMENTS      TRANSACTION
                                                                         ----------    ----------      -----------      -----------

Sales............................................................           $29,686        $7,676                           $37,362
Cost of sales....................................................            30,777         4,502                            35,279
                                                                         ----------    ----------                       -----------
                                                                            (1,091)         3,174                             2,083
                                                                         ----------    ----------                       -----------

Costs and expenses:
  Research and development.......................................            12,745           256                            13,001
  Selling and marketing..........................................             6,621         3,463                            10,084
  General and administrative.....................................            10,750         4,408        $(277)(g)           14,251
                                                                                                          (630)(i)
  Impairments....................................................            11,409             -                            11,409
  Interest and other.............................................             2,376           403                             2,779
                                                                         ----------    ----------      -----------      -----------
  Total costs and expenses.......................................            43,901         8,530          (907)             51,524
                                                                         ----------    ----------      -----------      -----------
Income tax benefit...............................................               470             -                               470
                                                                         ----------    ----------      -----------      -----------
Loss from continuing operations..................................         $(44,522)      $(5,356)          $907           $(48,971)
                                                                         ==========    ==========     =============     ===========

Basic and diluted loss per common share from continuing operations          $(1.74)                                         $(0.53)
                                                                         ==========                   =============     ===========

Weighted average common shares...................................           25,546                     67,500 (h)           93,046
                                                                         ==========                   =============     ===========





                             See accompanying notes.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 1.  SPEEDCOM PURCHASE

         P-Com, Inc. will account for the SPEEDCOM purchase transaction using the purchase method of accounting. Under the purchase method of accounting, the total purchase price, plus the fair value of assumed liabilities, is allocated to the net tangible and identifiable intangible assets acquired, based upon their respective fair values. The total estimated purchase price of $7,722,000 consists of 67,500,000 shares of P-Com, Inc. common stock, valued using market values for such shares around the commitment date ($0.114), plus $250,000 of estimated expenses. A final determination of the fair values of assets acquired and liabilities assumed cannot be made prior to the completion of the purchase transaction. Accordingly, the allocations reflected in the pro forma financial statements are preliminary and subject to change. The preliminary estimated allocation that is reflected in the accompanying pro forma financial statements as of June 30, 2003 is as follows:


Current assets....................................................         $1,685,000
Property and equipment............................................            451,000
Goodwill..........................................................         12,149,000
Other assets......................................................            225,000
Assumed liabilities...............................................        (6,538,000)
                                                                          ------------
                                                                           $7,972,000
                                                                          ============




         The pro forma purchase price has been allocated to the fair values of assets acquired and liabilities assumed based upon management's best estimates, as follows:

         Current assets consist of accounts receivables that are recorded at estimated net realizable value and work in process inventories that are recorded at estimated selling prices, less costs to complete and a reasonable sales margin.

         Property and equipment are recorded at estimated replacement costs.

         Assumed liabilities are recorded at estimated net present values of future cash outlays for liabilities due in over one year and the face values of future cash outlays for all current liabilities.

GOODWILL.

         In accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, goodwill resulting from the purchase, if any, will not be amortized into operations. Rather, such amounts will be tested for impairment at least annually. In the event that management of P-Com determines that the value of goodwill has become impaired, an accounting charge for the amount of the impairment will be recorded.

NOTE 2.  SUMMARY OF PRO FORMA ADJUSTMENTS

         The pro forma adjustments in the unaudited pro forma financial information are as follows:

         a. These adjustments record the issuance of 67,500,000 shares of common stock, valued at the average market price around the commitment date of the transaction, and $250,000 of estimated expenses.

         b. This adjustment combines the SPEEDCOM intangible asset amounts with goodwill for purposes of final allocation upon completion of the transaction.

         c. This adjustment eliminates certain accrued severance amounts, which are not an assumed liability.

         d. This adjustment records preliminary goodwill arising from the transaction, which is subject to final allocation upon completion of the transaction.

         e. These adjustments eliminate the investment balance between P-Com and SPEEDCOM.

         f.       These adjustments eliminate SPEEDCOM equity accounts.

         g. These adjustments eliminate the amortization of SPEEDCOM intangible assets.

         h. These adjustments reflect the affect on loss per share of the P-Com common stock issued in the transaction.

         i. This adjustment eliminates severance expense, which is not an assumed liability.

          SPEEDCOM'S PROPOSAL TO AMEND ITS CERTIFICATE OF INCORPORATION



THE PROPOSED AMENDMENT

         SPEEDCOM's board of directors has determined that it would be in SPEEDCOM's best interest to amend the first paragraph of Article IV of SPEEDCOM's certificate of incorporation to increase the number of authorized shares of SPEEDCOM common stock from 250,000,000 shares to 500,000,000 shares. After the amendment, that paragraph will read in its entirety, as follows:

                  "The total number of shares of capital stock which the corporation is authorized to issue is 510,000,000 of which 500,000,000 shares shall be common stock, $0.001 par value per share ("Common Stock"), and 10,000,000 shall be preferred stock, $0.001 par value per share ("Preferred Stock")."

         The amendment will be effected by filing an amendment to SPEEDCOM's certificate of incorporation with the Secretary of State of the State of Delaware. The amendment will become effective when the filing is accepted by the Delaware Secretary of State.

PURPOSE AND BACKGROUND OF THE INCREASE IN AUTHORIZED SHARES

         SPEEDCOM's authorized capital currently consists of 250,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share. Under the terms of SPEEDCOM's certificate of incorporation and bylaws, SPEEDCOM's board of directors has the authority to divide the shares of preferred stock into series, to establish and modify the preferences, limitations and relative rights of each share of SPEEDCOM preferred stock, and otherwise to impact or modify SPEEDCOM's capitalization. SPEEDCOM's board of directors has invoked such authority to establish two classes of preferred stock, the Series A convertible preferred stock, of which 5,000,000 shares are authorized (and of which no shares are currently outstanding), and the Series B convertible preferred stock, of which 5,000,000 shares are authorized (and of which 3,835,554 shares are currently outstanding).

         As of the record date for the special meeting, SPEEDCOM's capitalization was as follows:

         o        20,092,022 shares of common stock were outstanding;

         o 8,629,988 shares of common stock were reserved for future issuance upon conversion of SPEEDCOM's Series B convertible preferred stock (excluding SPEEDCOM common stock payable as dividends on the Series B convertible preferred stock, which accrue monthly at the rate of 14%;

         o 7,160,810 shares of common stock were reserved for future issuance upon conversion of SPEEDCOM's Series A warrants;

         o 1,152,026 shares of common stock were reserved for future issuance upon conversion of other SPEEDCOM warrants;

         o 13,837,500 shares of common stock were reserved for future issuance upon conversion of certain convertible promissory notes issued by SPEEDCOM to P-Com;

         o 45,000 shares of common stock were reserved for future issuance upon conversion of other convertible promissory notes issued by SPEEDCOM; and

         o 3,000,000 shares of common stock were reserved for future issuance under SPEEDCOM's stock incentive plans and employee stock plans, of which approximately 1,444,074 shares were covered by outstanding options.

         Thus, as of the record date for the special meeting, a total of 53,917,346 shares of SPEEDCOM's common stock were either issued and outstanding or reserved for issuance as described above

         Moreover, the antidilution provisions applicable to SPEEDCOM's Series B convertible preferred stock, its warrants and certain of its convertible promissory notes, provide that the amount of common stock issuable upon the conversion or exercise of such securities will be increased under certain circumstances. For example, pursuant to the antidilution provisions applicable to SPEEDCOM's Series B convertible preferred stock, if SPEEDCOM issues common stock or common stock equivalents at a purchase price, conversion price or warrant or option exercise price that is less than the current Series B convertible preferred stock conversion price of $1.125 per share, the conversion price of the Series B convertible preferred stock will be reduced (and the number of shares of common stock issuable upon conversion of the preferred stock correspondingly increased) using a customary weighted average basis formula.

         Similarly, under the antidilution provisions of SPEEDCOM's Series A warrants, (1) the exercise price will be lowered to equal the purchase price, conversion price or warrant or option exercise price for any common stock or common stock equivalent issued (other than to employees) at a purchase price, conversion price or warrant or option exercise price less than the current per share exercise price of the applicable warrants ($0.12 in the case of the Series A warrants), and (2) the number of shares of common stock issuable upon the exercise of the Series A warrants will be correspondingly increased. Alternatively, (1) the exercise price of the Series A warrants will be reduced by the percentage by which the purchase price, conversion price or warrant or option exercise price of any issued security (other than to any person that is not an employee) is less than the current market price of the common stock, and
(2) the number of the Series A warrants will be correspondingly increased, if this formula results in a lower exercise price than the adjustment described in the preceding sentence. Similar antidilution provisions apply to outstanding warrants to acquire 513,333 shares of SPEEDCOM's common stock at an exercise price of $0.12 per share.

         SPEEDCOM is proposing to increase the total number of its authorized shares of common stock to 500,000,000 so that it will have sufficient authorized but unissued common stock to permit conversion and exercise of all of its currently outstanding securities, and in addition enable it to respond quickly to opportunities to raise capital in public or private offerings and issue shares in business combinations. The additional authorized shares may be used for any proper corporate purpose approved by the SPEEDCOM board of directors (subject only to such stockholder approval requirements as may apply in the case of business combination transactions). The availability of additional authorized shares will enable the SPEEDCOM board of directors to act with flexibility and dispatch when favorable opportunities arise to enhance its capital structure. Additional shares may be issued in connection with public or private offerings for cash, acquisitions of other businesses, employee benefit plans and stock dividends.

         SPEEDCOM believes that the proposed increase in authorized common stock will make sufficient shares available for use pursuant to the purposes described herein. Other than as specified above and as permitted or required under its employee benefit plans and under outstanding options, warrants and other securities convertible into common stock, SPEEDCOM has no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized. No additional action or authorization by the stockholders would be necessary prior to the issuance of any additional shares, unless required by applicable law or the rules of any stock exchange or quotation system on which SPEEDCOM's common stock is then listed or quoted. SPEEDCOM reserves the right to seek a further increase in authorized shares from time to time in the future as SPEEDCOM considers appropriate.

EFFECT ON OUTSTANDING COMMON STOCK

         The additional shares of common stock authorized by the proposed amendment would have the same privileges as the shares of common stock currently authorized and issued. Stockholders do not have preemptive rights under SPEEDCOM's certificate of incorporation and will not have such rights with respect to the additional authorized shares of common stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

         The issuance of any additional shares of common stock may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of common stock of existing stockholders. In addition, if the board of directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. SPEEDCOM expects, however, to receive consideration for any additional shares of common stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

         The proposed increase in the authorized number of shares of common stock will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

POTENTIAL ANTI-TAKEOVER EFFECT

         The proposed amendment to increase the number of authorized shares of SPEEDCOM's common stock could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to take over control of SPEEDCOM, it may be possible for SPEEDCOM to endeavor to impede the attempt by issuing shares of its common stock, thereby diluting or impairing the voting power of the other outstanding shares of common stock and increasing the potential costs to acquire control of SPEEDCOM. The amendment therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for SPEEDCOM's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting SPEEDCOM's current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of its business. This proposal to increase the authorized common stock has been prompted by business and financial considerations.

APPROVALS REQUIRED

         The affirmative vote of the holders of a majority of the shares of SPEEDCOM common stock outstanding on the record date is required to approve this proposal to amend SPEEDCOM's certificate of incorporation.

RECOMMENDATION OF SPEEDCOM'S BOARD OF DIRECTORS

         SPEEDCOM's board of directors has determined that the proposed amendment to SPEEDCOM's certificate of incorporation is in the best interests of SPEEDCOM and its stockholders and recommends that the stockholders of SPEEDCOM vote FOR the proposal to amend SPEEDCOM's certificate of incorporation to increase the number of authorized shares of SPEEDCOM common stock from 250,000,000 shares to 500,000,000 shares.

                  P-COM'S AND SPEEDCOM'S ADJOURNMENT PROPOSALS

         If at the SPEEDCOM special meeting, the number of shares of SPEEDCOM common stock voting in favor of any SPEEDCOM proposal is insufficient to approve that proposal under Delaware law, SPEEDCOM's management intends to move to adjourn the special meeting in order to enable SPEEDCOM's board of directors to solicit additional proxies in favor of that proposal. In that event, SPEEDCOM will ask its stockholders to vote only upon the adjournment proposal and any other proposals that have a sufficient number of shares voting in their favor, but not upon any proposal with an insufficient number of shares voting in its favor.

         Similarly, if at the P-Com annual meeting the number of shares of P-Com common stock voting in favor of any P-Com proposal is insufficient to approve that proposal under Delaware law, P-Com's management intends to move to adjourn the annual meeting in order to enable P-Com's board of directors to solicit additional proxies in favor of that proposal. In that event, P-Com will ask its stockholders to vote only upon the adjournment proposal and any other proposals that have a sufficient number of shares voting in their favor, but not upon any proposal with an insufficient number of shares voting in its favor.

         In the adjournment proposal, SPEEDCOM and P-Com are asking their respective stockholders to authorize the holder of any proxy solicited by the SPEEDCOM board of directors or the P-Com board of directors to vote in favor of granting management the discretionary authority to adjourn the SPEEDCOM special meeting or the P-Com annual meeting, as the case may be, and any later adjournments of those meetings, in each case to a date or dates not later than December 31, 2003, in order to enable the SPEEDCOM board of directors or the P-Com board of directors or both, as the case may be, to solicit additional proxies in favor of approving any proposal that initially lacks a sufficient number of shares voting in its favor.

         If the stockholders of SPEEDCOM or P-Com approve the adjournment proposal, management of SPEEDCOM or P-Com, as the case may be, could adjourn the meeting and any adjourned session of the meeting to a date or dates not later than December 31, 2003 and use the additional time to solicit additional proxies in favor of approving any proposal that initially lacks a sufficient number of shares voting in its favor, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal. Among other things, approval of the adjournment proposals could mean that, even if SPEEDCOM or P-Com has received proxies representing a sufficient number of votes to defeat any particular proposal, SPEEDCOM's management or P-Com's management or both could adjourn the SPEEDCOM special meeting or the P-Com annual meeting or both, as the case may be, without a vote on that proposal for up to 30 days and seek during that period to convince the holders of those shares to change their votes in favor of that particular proposal.

         Under Delaware law, approval of the adjournment proposal for SPEEDCOM will require the affirmative vote of the holders of a majority of the shares of SPEEDCOM common stock present in person or represented by proxy and entitled to vote at the special meeting of stockholders.

         Under Delaware law, approval of the adjournment proposal for P-Com will require the affirmative vote of the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock present in person or represented by proxy and entitled to vote at the special or annual meeting of stockholders, as the case may be.

         The SPEEDCOM board of directors believes that, if the number of shares of SPEEDCOM common stock voting in favor of any SPEEDCOM proposal is insufficient to approve the proposal, it is in the best interests of the SPEEDCOM stockholders to enable the SPEEDCOM board of directors, for a limited period of time, to continue to seek additional votes in favor of the proposal in order to obtain its approval.

         The SPEEDCOM board of directors recommends that SPEEDCOM stockholders vote FOR the proposal to grant SPEEDCOM management the discretionary authority to adjourn the SPEEDCOM special meeting to a date or dates not later than December 31, 2003.

         The P-Com board of directors believes that, if the number of shares of P-Com common stock and Series C Preferred Stock voting in favor of any P-Com proposal is insufficient to approve the proposal, it is in the best interests of the P-Com stockholders to enable the P-Com board of directors, for a limited period of time, to continue to seek additional votes in favor of the proposal in order to obtain its approval.

         The P-Com board of directors recommends that P-Com stockholders vote FOR the proposal to grant P-Com's management the discretionary authority to adjourn the P-Com annual meeting to a date or dates not later than December 31, 2003.

           P-COM'S PROPOSAL TO AMEND ITS CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK



GENERAL

         The board of directors of P-Com has adopted resolutions approving, and requesting that the stockholders authorize, an amendment to P-Com's certificate of incorporation to increase the number of authorized shares of P-Com common stock from 69,000,000 shares to 700,000,000 shares. This amendment will not change the total number of authorized shares of P-Com's preferred stock, which is currently 2,000,000 shares. The board of directors of P-Com has determined that this amendment is advisable and in the best interests of P-Com and its stockholders and has directed that it be submitted for the approval of the P-Com stockholders. This increase in the number of authorized shares of P-Com common stock will become effective upon filing the amendment with the Secretary of State of the State of Delaware. P-Com currently plans to file the amendment as soon as reasonably practicable after receiving approval from its stockholders. However, the board of directors reserves the right pursuant to Section 242(c) of the Delaware General Corporation Law, notwithstanding stockholder approval and without further action by the stockholders, to determine not to proceed with this proposed increase in the number of authorized shares of P-Com common stock if, at any time before the filing of the proposed amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that the increase in the number of authorized shares of common stock is no longer in the best interests of P-Com and its stockholders.

         If this proposal is approved, the first paragraph of Article IV of the certificate of incorporation will be amended to reflect an increase of 631,000,000 shares in the number of authorized shares of P-Com's common stock. The proposed amendment to the first paragraph of Article IV of P-Com's certificate of incorporation is set forth in its entirety below:

         "This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this Corporation is authorized to issue is Seven Hundred Two Million (702,000,000)shares. Seven Hundred Million (700,000,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share."

         The italicized portions of the proposed amendment set forth above reflect the only proposed changes to the first paragraph of Article IV of P-Com's certificate of incorporation as presently in effect, and they are italicized solely to illustrate the specific amendment proposed.

PURPOSE OF AND RATIONALE FOR PROPOSED AMENDMENT

         The objective of the proposed increase in the number of authorized shares of common stock is to ensure that P-Com has a sufficient number of shares of common stock authorized for future issuances and other corporate purposes, including the following:

         o approximately 67,500,000 shares of P-Com common stock to be issued to SPEEDCOM in connection with the Acquisition;

         o approximately 105,690,000 shares of P-Com common stock to be issued upon conversion or exercise, as the case may be, of P-Com's outstanding Series B Convertible Preferred Stock;



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

         o approximately 235,000,000 shares of P-Com common stock to be issued upon conversion of P-Com's outstanding Series C Preferred Stock and Series C-1 and C-2 Warrants; and

         o approximately 77,786,000 shares of P-Com common stock to be reserved for issuance under P-Com's 1995 Stock Option/Stock Issuance Plan, as proposed to be amended.

         As of October 28, 2003, there were approximately 43,517,644 shares of P-Com common stock issued and outstanding, and approximately 541,446,585 shares of P-Com common stock reserved for issuance under P-Com's 1995 Stock Option/Stock Issuance Plan, options, warrants, convertible notes and other convertible securities, and other written agreements, of which 498,729,887 are subject to stockholder approval. P-Com currently does not have enough authorized shares available for issuance to consummate the Acquisition with SPEEDCOM or to permit the conversion of some of its outstanding convertible securities, including convertible preferred stock and warrants recently issued in connection with private financing transactions on March 26, 2003, May 28, 2003, July 18, 2003 and October 3, 2003. When P-Com's board of directors approved the issuance of these convertible securities, it realized that a sufficient number of authorized and unissued shares of common stock would not be available for issuance upon their conversion under P-Com's certificate of incorporation, as currently in effect. P-Com's board of directors nevertheless approved the issuance of these convertible securities in order to meet P-Com's immediate working capital needs while seeking stockholder approval to increase the number of authorized shares of common stock at P-Com's 2003 annual meeting of stockholders.

         For this reason and for the other reasons discussed in this joint proxy statement, the board of directors of P-Com believes that the number of shares of P-Com common stock available for issuance should be increased in order to provide P-Com with the flexibility to issue shares in connection with future financings and strategic acquisitions, debt restructurings or resolutions, equity compensation and incentives to employees and officers, forward stock splits and other corporate purposes that may occur in the future without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of common stock arises. Such a delay might deny P-Com the flexibility that the board of directors views as important in facilitating the effective use of P-Com's securities.

         P-Com also constantly evaluates potential transactions with third parties that may involve the issuance of P-Com common stock, such as financing transactions, debt restructuring transactions and business combination transactions. P-com plans to continue initiating discussions with third parties regarding potential investments, the restructuring or other resolution of its outstanding debts, asset purchases, acquisitions and other transactions. The board of directors, therefore, believes that it is prudent to increase the number of authorized shares of common stock from 69,000,000 to 700,000,000 in order to have a sufficient number of shares of common stock to meet P-Com's business needs, which may include raising additional capital, converting outstanding debt into shares of common stock, issuing common stock in connection with potential acquisitions and permitting the conversion or exercise of P-Com's outstanding convertible securities.

EFFECT OF PROPOSED AMENDMENT

         The increase in the authorized shares of P-Com common stock will not have an immediate effect on the rights of existing stockholders. The conversion or exercise of P-Com's outstanding convertible securities will have a significant dilutive effect on P-Com's existing stockholders. If the stockholders approve the proposed amendment and the certificate of incorporation is amended, P-Com will issue 67,500,000 shares of common stock to consummate the Acquisition with SPEEDCOM, and approximately 474,000,000 shares of common stock will be reserved for issuance upon conversion or exercise of P-Com's outstanding convertible securities, including its Series B Preferred Stock and Series C Preferred Stock. As a result, the total number of shares of P-Com's common stock


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

proposed to be issued in connection with the Acquisition and following conversion or exercise of P-Com's outstanding convertible securities represents 1117% of the shares of P-Com common stock currently issued and outstanding.

         The proposed increase in the number of authorized shares of P-Com common stock will also provide a sufficient number of authorized and unissued shares of common stock for reservation and issuance upon the conversion or exercise of P-Com's outstanding convertible securities.

         If the proposal to increase the number of authorized shares of P-Com common stock is not approved, P-Com will be unable:

         o        to consummate the Acquisition;

         o to satisfy its obligation to issue shares of common stock upon the conversion or exercise of its Series B Preferred Stock, Series C Preferred Stock and some of its warrants, and thereby trigger a default under the provisions of those securities. Under the default provisions of P-Com's Series B Preferred Stock and Series C Preferred Stock, the holders of the preferred stock may elect to redeem all of their outstanding shares for cash. If P-Com is unable to redeem the holder's outstanding shares, then the shares shall accrue interest per annum at the lower of 24% or the highest interest rate permitted by applicable law until fully redeemed.

         o to issue any additional options or shares of common stock under its 1995 Stock Option/Stock Issuance Plan; and

         o to raise additional funds through equity financings to meet its working capital needs.

         Current holders of common stock do not have preemptive or similar rights, which means that they do not have a right to purchase a proportionate share of any new issuances of P-Com's common stock in order to maintain their proportionate ownership of P-Com. This issuance of additional shares of common stock will have a dilutive effect on earnings per share and on the equity and voting power of existing holders of P-Com common stock. It may also adversely affect the market price of P-Com's common stock. However, in the event additional shares are issued in transactions that position P-Com to take advantage of favorable business opportunities or provide working capital sufficient to allow P-Com to pursue and/or expand its business plan, the market price may increase. This proposed amendment to P-Com's certificate of incorporation will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

ANTI-TAKEOVER EFFECTS

         Although this proposed amendment to P-Com's certificate of incorporation is not motivated by anti-takeover concerns and is not considered by the board of directors to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the board of directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of P-Com more difficult or time-consuming. For example, shares of common stock could be issued to purchasers who might side with management in opposing a takeover bid which the board of directors determines is not in the best interests of P-Com and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of P-Com. In certain circumstances, the issuance of common stock without further action by the stockholders may have the effect of delaying or preventing a change of control of P-Com, may discourage bids for P-Com's common stock at a premium over the market price of the common stock and may adversely affect the market price of the common stock. Thus, increasing the authorized number of shares of common stock could render more difficult and less likely a hostile asset purchase, tender offer or proxy contest, assumption of control by a holder of a large block of P-Com's stock, and the possible removal of P-Com's incumbent management. P-Com is not aware of any proposed attempt to take over P-Com or of any attempt to acquire a large block of P-Com's common stock.

APPROVALS REQUIRED

         The affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class, is required to approve this proposal to amend P-Com's certificate of incorporation.

RECOMMENDATION OF P-COM'S BOARD OF DIRECTORS

         The board of directors has determined that the proposed amendment to P-Com's certificate of incorporation is in the best interests of P-Com and its stockholders and recommends that the stockholders of P-Com vote FOR the proposal to amend P-Com's certificate of incorporation to increase the number of authorized shares of P-Com common stock from 69,000,000 shares to 700,000,000 shares.

           P-COM'S PROPOSAL TO AMEND ITS CERTIFICATE OF INCORPORATION
                         TO EFFECT A REVERSE STOCK SPLIT



GENERAL

         The board of directors of P-Com believes it would be in the best interests of P-Com and its stockholders to adopt an amendment to P-Com's certificate of incorporation, authorizing a reverse split of P-Com common stock at a ratio between 1-for-10 and 1-for-30 (i.e., 1-for-10, 1-for-15, 1-for-20, etc.). If this proposal is approved by P-Com's stockholders at the P-Com annual meeting, then at any time during the 12-month period following the annual meeting, P-Com's board of directors will have the sole discretion to determine whether or not to effect a reverse stock split and, if so, at which of the approved ratios. If the board of directors elects to implement the reverse stock split at one of the approved ratios, it would be authorized to do so without any further stockholder action. Granting this discretion to the board of directors, rather than approving an immediate reverse stock split at a specified ratio, will provide the board of directors with maximum flexibility to react to the then-current market conditions and, therefore, to act in the best interests of P-Com and its stockholders.

         If this proposal is approved, P-Com would be authorized to effect any one, but not more than one, of the alternative reverse stock splits. As soon as one of the reverse stock splits is effected, no other stock splits may be effected unless P-Com again seeks and obtains stockholder approval.

         If approved, the reverse stock split would be effected by filing one of the amendments to P-Com's certificate of incorporation that are attached to this joint proxy statement as Annex B. A separate amendment is attached for each of the proposed ratios (i.e., 1-for-10, 1-for-15, 1-for-20, etc.). If the board of directors elects to implement one of the approved amendments, the number of issued and outstanding shares of P-Com common stock would be reduced in accordance with the selected ratio, and the total number of authorized shares of P-Com common stock would be correspondingly reduced. The reverse stock split would become effective upon the filing of the selected amendment with the Delaware Secretary of State. P-Com's board of directors may, at its sole discretion, elect not to implement any of the approved reverse stock splits, even if this proposal is approved by P-Com's stockholders.

         The board of directors of P-Com has approved, subject to stockholder approval, each of the proposed amendments to P-Com's certificate of incorporation that are attached to this joint proxy statement as Annex B. The board of directors recommends that P-Com stockholders vote FOR the proposal to amend P-Com's certificate of incorporation to effect a reverse stock split of P-Com's outstanding common stock and correspondingly reduce the total number of shares of P-Com common stock authorized for issuance, at a ratio between 1-for-10 and 1-for-30 to be chosen by the board of directors.

PURPOSE AND BACKGROUND OF THE REVERSE STOCK SPLIT

         P-Com's primary objective in proposing the reverse stock split is to attempt to raise the per share trading price of its common stock in an effort to regain its listing on The Nasdaq Stock Market ("Nasdaq"). Before P-Com common stock may be listed on Nasdaq, it must satisfy certain listing requirements. One of these listing requirements is that P-Com common stock must have a minimum bid price of $4.00 per share. On September 2, 2003, the closing bid price of P-Com common stock on the OTC Bulletin Board was $0.19.

         P-Com intends that the reverse stock split will increase the bid price per share of its common stock above the $4.00 per share minimum bid price, and thereby satisfy one of Nasdaq's listing requirements. However, P-Com cannot be certain that the reverse stock split will, initially or in the future, have the intended effect of raising the bid price of its common stock above $4.00 per share.

         In addition to P-Com's desire to be listed on Nasdaq, the board of directors of P-Com believes that the low market price of P-Com common stock impairs its marketability and acceptance by institutional investors and other members of the investing public and creates a negative impression of P-Com. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or P-Com's reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of P-Com common stock but also its trading liquidity. In addition, these perceptions may affect P-Com's commercial business and its ability to raise additional capital through equity and debt financings.

         P-Com hopes that the decrease in the number of shares of its outstanding common stock resulting from the reverse stock split, and the anticipated increase in the per share trading price, will encourage greater interest in its common stock among members of the financial community and the investing public and possibly create a more liquid market for P-Com's stockholders. However, the possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse stock split is effected, particularly if the price per share of P-Com common stock begins a declining trend after the reverse stock split is effected.

         P-Com cannot be certain that the reverse stock split will achieve any of the desired results, or that the price per share of its common stock immediately following the reverse stock split will increase, or that the increase, if any, will be sustained for any period of time.

         P-Com is not aware of any present efforts by anyone to accumulate its common stock, and the proposed reverse stock split is not intended to be an anti-takeover device.

EFFECTS OF THE REVERSE STOCK SPLIT

         The principal effects of the reverse stock split will be to decrease the number of outstanding shares of P-Com common stock and correspondingly decrease the total number of shares of P-Com common stock authorized for issuance. On September 2, 2003, the closing bid price for P-Com common stock on the OTC Bulletin Board was $0.19 per share. By decreasing the number of outstanding shares of common stock without altering the aggregate economic interest represented by those shares, P-Com believes the market price will be proportionally increased.

         Each share of P-Com common stock that is outstanding immediately prior to the reverse stock split will, immediately following the reverse stock split, represent a fraction (one-tenth, one-fifteenth, one-twentieth, etc.) of a share of P-Com common stock. The ratio selected by P-Com's board of directors will determine what this fraction is. The total number of shares of P-Com common stock held by each stockholder will be recomputed automatically following the reverse stock split. If the total number of shares of P-Com common stock held by a stockholder immediately prior to the reverse stock split is not evenly divisible by the ratio chosen by the board of directors, that stockholder will not receive a fractional share but instead will receive a cash payment equal to the fraction of a share that stockholder otherwise would have been entitled to receive multiplied by the last reported sale price of P-Com common stock before the reverse stock split took effect.

         The proposed amendment to P-Com's certificate of incorporation to effect the reverse stock split will also decrease the total number of shares of P-Com common stock authorized for issuance. This means that the ratio between the number of outstanding shares P-Com common stock and total number of authorized shares of P-Com common stock will remain unchanged by the reverse stock split.

         The total number of outstanding shares of P-Com preferred stock and the total number of authorized shares of P-Com preferred stock will not be affected by the reverse stock split.

         The following table sets forth the number of shares of P-Com common stock that would be authorized for issuance and outstanding immediately following a reverse stock split at each of the proposed ratios. The figures presented in the table below are based on the assumptions that there are approximately 500,000,000 shares of P-Com common stock issued and outstanding and 700,000,000 shares of P-Com common stock authorized for issuance.

                                                                     SHARES OF COMMON
PROPOSED REVERSE                                                        STOCK TO BE         TOTAL # OF SHARES
STOCK SPLIT RATIO                                                       OUTSTANDING          TO BE AUTHORIZED
-----------------                                                    ----------------        ----------------


1-for-10.................................................                50,000,000                70,000,000
1-for-15.................................................                33,333,333                46,666,667
1-for-20.................................................                25,000,000                35,000,000
1-for-25.................................................                20,000,000                28,000,000
1-for-30.................................................                16,666,667                23,333,333


         The proposed amendment to P-Com's certificate of incorporation to effect the reverse stock split will not otherwise alter or modify the rights, preferences, privileges or restrictions of the P-Com common stock.

EFFECT ON OUTSTANDING SECURITIES

         As of the record date for the P-Com annual meeting, the P-Com had outstanding the following securities, other than its common stock:

         o approximately 1,000,000 shares of Series B Convertible Preferred Stock, which are convertible into approximately 105,690,000 shares of P-Com common stock;

         o 8,370 shares of Series C Convertible Preferred Stock, which are convertible into approximately 146,460,290 shares of P-Com common stock;

         o stock options to purchase an aggregate of 2,327,785 shares of P-Com common stock with exercise prices ranging from $0.15 to $105.47 per share; and

         o warrants to purchase an aggregate of 150,822,834 shares of P-Com common stock with exercise prices ranging from $.001 to $0.9393 per share.

         Under the terms of these securities, when the reverse stock split becomes effective, the number of shares of common stock issuable upon their conversion or exercise will be decreased and their conversion or exercise prices per share will be increased in accordance with the ratio chosen by P-Com's board of directors.

NO EFFECT ON LEGAL ABILITY TO PAY DIVIDENDS

         P-Com's board of directors has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and P-Com is not in arrears on any dividends. P-Com does not believe that the reverse stock split will have any effect with respect to future distributions, if any, to its stockholders.

PAYMENT FOR FRACTIONAL SHARES; EXCHANGE OF STOCK CERTIFICATES

         P-Com will appoint Equiserve Trust Company, N.A., 150 Royall Street, Canton, MA 02021, (781) 575-3120, to act as exchange agent for holders of P-Com common stock in connection with the reverse stock split. P-Com will deposit with the exchange agent, as soon as practicable after the effective date of the reverse stock split, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the reverse stock split. The funds required to purchase the fractional share interests will be paid from P-Com's cash reserves. P-Com's stockholder list shows that some of its outstanding common stock is registered in the names of clearing agencies and broker nominees. Because P-Com does not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, P-Com cannot predict with certainty the number of fractional shares that will result from the reverse stock split or the total amount it will be required to pay for fractional share interests. However, P-Com does not expect that the amount will be material.

         As of the record date for the P-Com annual meeting, P-Com had approximately 593 holders of record of its common stock (although P-Com had significantly more beneficial holders). P-Com does not expect the reverse stock split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. P-Com presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the reverse stock split.

         On or after the effective date of the reverse stock split, P-Com will mail a letter of transmittal to each of its stockholders. Each P-Com stockholder will be able to obtain a certificate evidencing its post-reverse-split shares of P-Com common stock and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as P-Com may require. P-Com stockholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. P-Com stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder's new stock certificate and payment in lieu of any fractional share promptly after receipt of that stockholder's properly completed letter of transmittal and old stock certificate(s).

         Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

DISSENTERS' RIGHTS OF APPRAISAL

         Delaware law does not provide for appraisal rights with respect to this proposal.

APPROVALS REQUIRED

         The affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class, is required to approve this proposal to amend P-Com's certificate of incorporation.

RECOMMENDATION OF P-COM'S BOARD OF DIRECTORS

         The board of directors has determined that the proposed amendment to P-Com's certificate of incorporation is in the best interests of P-Com and its stockholders and recommends that the stockholders of P-Com vote FOR the proposal to amend P-Com's certificate of incorporation to implement a reverse split of P-Com common stock at a ratio between 1-for-10 and 1-for-30.

                      P-COM'S PROPOSAL TO AMEND ITS BYLAWS



GENERAL

         The board of directors of P-Com currently believes that it would be in the best interests of P-Com and its stockholders to adopt an amendment to P-Com's bylaws to permit the issuance of securities that are convertible, exercisable or exchangeable into shares of P-Com common stock having a conversion, exercise or exchange price per share that is subject to downward adjustment, in the event that P-Com subsequently issues additional shares of its common stock or other securities convertible into its common stock at a lower effective price per share. The issuance of securities with this price adjustment feature is currently subject to stockholder approval under Article VII, Section 8(iii) of P-Com's bylaws. The proposed amendment would still subject the issuance of any securities convertible into shares of P-Com common stock having a conversion, exercise or exchange price per share that is subject to downward adjustment to stockholder approval, but only if the adjustment is based on the market price of P-Com common stock at the time of the conversion, exercise or exchange.

         P-Com's board of directors approved the proposed amendment to P-Com's Bylaws on April 23, 2003, subject to stockholder approval, and recommends that the stockholders vote FOR the proposal to approve the amendment to P-Com's bylaws.

         If this proposal is approved by P-Com's stockholders, Article VII,
Section 8(iii) of P-Com's bylaws will be amended and restated to permit the issuance of securities convertible into shares of P-Com common stock having a conversion, exercise or exchange price per share that is subject to downward adjustment without stockholder approval, unless the downward adjustment is based on the market price of P-Com common stock at the time of the conversion, exercise or exchange. The proposed amendment to Article VII, Section 8(iii) of P-Com's bylaws is set forth in its entirety below:

                  "Section 8. Unless approved by a majority vote of the shares of common stock of the corporation outstanding, the corporation shall not:

                  "(iii) sell or issue any security of the corporation convertible, exercisable or exchangeable into shares of common stock of the corporation, having a conversion, exercise or exchange price per share which is subject to downward adjustment based entirely on the market price of the common stock at the time of conversion, exercise or exchange of such security into common stock."

         The italicized portion of the proposed amendment set forth above reflects the only proposed change to the current bylaw provision, and it is italicized solely to illustrate the specific amendment proposed.

PURPOSE OF THE PROPOSED AMENDMENT TO THE BYLAWS

         P-Com's primary objective in proposing the amendment to its bylaws is to provide P-Com with the ability to obtain financing on terms commonly required by potential investors who would purchase securities convertible into shares of P-Com's common stock without having to obtain stockholder approval.

         In the view of P-Com's management, the current bylaw provision unnecessarily restricts P-Com's ability to obtain needed financing, because it significantly limits P-Com's ability to issue convertible securities whose conversion, exercise or exchange prices are subject to adjustment for the purpose of preventing dilution caused by the issuance of additional shares of P-Com common stock or other securities convertible into common stock at an effective price per share that is less than the price paid by the initial investors. This is commonly referred to as price-based antidilution protection. The proposed amendment to the bylaws would permit the issuance of convertible securities with price-based antidilution protection without stockholder approval, but prevent the issuance of convertible securities whose conversion, exercise or exchange prices are subject to adjustment based on the market price of P-Com's common stock at the time of conversion, exercise or exchange without stockholder approval.

EFFECTS OF THE PROPOSED AMENDMENT TO THE BYLAWS

         If P-Com's stockholders approve the proposed amendment to the bylaws, P-Com will be able to issue securities convertible into shares of its common stock having a conversion, exercise or exchange price per share that is subject to downward adjustment in all circumstances except where such downward adjustment is based on the market price of the P-Com common stock at the time of the conversion, exercise or exchange.

         The proposed amendment to P-Com's bylaws will not otherwise alter or modify the rights, preferences, privileges or restrictions of the P-Com common stock.

EFFECT ON OUTSTANDING NOTES, OPTIONS AND WARRANTS

         The proposed amendment to P-Com's bylaws will not affect notes, options, warrants or other convertible securities that are currently issued and outstanding.

APPROVALS REQUIRED

         The affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class, is required to approve this proposal to amend Article VII, Section 8(iii) of P-Com's bylaws.

RECOMMENDATION OF P-COM'S BOARD OF DIRECTORS

         The board of directors of P-Com recommends that P-Com stockholders vote FOR the approval of the proposed amendment of P-Com's bylaws to provide for the issuance of securities convertible into shares of P-Com common stock having a conversion, exercise or exchange price per share that is subject to downward adjustment without stockholder approval, except in instances where the adjustment is based on the market price of P-Com common stock at the time of conversion, exercise or exchange.

P-COM'S PROPOSAL TO APPROVE THE PRICE-BASED ANTIDILUTION FEATURE OF CERTAIN CONVERTIBLE SECURITIES



GENERAL

         On March 26, 2003, May 28, 2003 and July 18, 2003, P-Com consummated private financing transactions in which a group of affiliated investors purchased the following convertible securities issued by P-Com:

         o Series A Stock Purchase Warrants (which are referred to in this joint proxy statement as the "Series A Warrants") for the purchase of up to 4,074,075 shares of P-Com common stock at an exercise price of $0.12 per share;

         o Series B Stock Purchase Warrants (which are referred to in this joint proxy statement as the "Series B Warrants") for the purchase of up to 5,703,704 shares of P-Com common stock at an exercise price of $0.20 per share;

         o Series A-1 Stock Purchase Warrants (which are referred to in this joint proxy statement as the "Series A-1 Warrants") for the purchase of up to 4,074,075 shares of P-Com common stock at an exercise price of $0.001 per share; and

         o Series B-1 Stock Purchase Warrants (which are referred to in this joint proxy statement as the "Series B-1 Warrants") for the purchase of up to 5,703,704 shares of P-Com common stock at an exercise price of $0.001 per share.

         On October 3, 2003, P-Com consummated a private financing transaction in which investors purchased the following convertible securities issued by P-Com:

         o Approximately 8,370 shares of Series C Convertible Preferred Stock (which is referred to in this joint proxy statement as the "Series C Preferred Stock"), with a face value of $1,750 per share. Each share of Series C Preferred Stock is convertible into a number of shares of P-Com common stock equal to the face value divided by $0.10;

         o Series C-1 Stock Purchase Warrants (which are referred to in this joint proxy statement as the "Series C-1 Warrants") for the purchase of up to 44,036,090 shares of P-Com common stock at an initial exercise price of $0.15 per share, which will automatically increase to $0.18 per share 12 months following their date of issuance.

         o Series C-2 Stock Purchase Warrants (which are referred to in this joint proxy statement as the "Series C-2 Warrants") for the purchase of up to 44,036,090 shares of P-Com common stock at an initial exercise price of $0.18 per share, which will automatically increase to $0.22 per share 18 months following their date of issuance.

         The Series A Warrants, Series B Warrants, Series C Preferred Stock, Series C-1 Warrants and Series C-2 Warrants are currently convertible or exercisable, as the case may be, into shares of P-Com common stock and they contain a price-based antidilution feature that is currently ineffective. The Series A-1 Warrants and Series B-1 Warrants do not contain any price-based antidilution protection and they are not currently exercisable into shares of P-Com common stock. The exercisability of the Series A Warrants and the Series A-1 Warrants are mutually exclusive. Likewise, the exercisability of the Series B Warrants and the Series B-1 Warrants are mutually exclusive. If P-Com's stockholders approve the price-based antidilution feature of the Series A Warrants and the Series B Warrants, then the Series A-1 Warrants and the Series B-1 Warrants will immediately terminate without ever being exercisable by their holders. If P-Com's stockholders do not approve the price-based antidilution feature of the Series A Warrants and the Series B Warrants, then the Series A Warrants and the Series B Warrants will immediately terminate and the Series A-1 Warrants and the Series B-1 Warrants will become immediately exercisable without the price-based antidilution feature.

         The price-based antidilution protection feature of the Series A Warrants, Series B Warrants, Series C Preferred Stock, Series C-1 Warrants and Series C-2 Warrants will not become effective unless it is approved by P-Com's stockholders, as required by P-Com's bylaws. Article VII, Section 8(iii) of P-Com's bylaws currently requires that the holders of a majority of P-Com's outstanding common stock approve the issuance of any security that is convertible, exercisable or exchangeable into shares of P-Com common stock at a conversion, exercise or exchange price that is subject to downward adjustment. The issuance of the Series A Warrants, Series B Warrants, Series C Preferred Stock, Series C-1 Warrants, and Series C-2 Warrants without stockholder approval did not violate P-Com's bylaws because the price-based antidilution feature of these securities has been ineffective since their issuance and will remain ineffective unless approved by P-Com's stockholders, in accordance with the bylaws.

         If P-Com is unable to obtain the approval of its stockholders for the price-based antidilution feature of the Series A Warrants, and Series B Warrants prior to December 31, 2003, the following will occur:

         o Series C Preferred Stock, Series C-1 Warrants, and Series C-2 Warrants will remain outstanding in accordance with their terms, and the price-based antidilution feature of these securities will remain ineffective.

         o The Series A Warrants and Series B Warrants will terminate and be of no further force or effect; and

         o The Series A-1 Warrants and Series B-1 Warrants will become immediately exercisable for shares of P-Com common stock.

         If P-Com is unable to obtain the approval of its stockholders for the price-based antidilution feature of the Series C Preferred Stock, Series C-1 Warrants, and Series C-2 Warrants prior to the 90th day following their date of issuance, which is January 2, 2004, the following will occur:

         o The holders of the Series C Preferred Stock will have the right to have their shares of Series C Preferred Stock redeemed by P-Com; and

         o The holders of the Series C-1 Warrants and the Series C-2 Warrants will have the right to have those warrants redeemed by P-Com.

PURPOSE OF THE PROPOSED APPROVAL OF THE PRICE-BASED ANTIDILUTION FEATURE OF P-COM'S CONVERTIBLE SECURITIES

         P-Com's primary purpose in requesting that its stockholders approve the price-based antidilution feature of the Series A Warrants, Series B Warrants, Series C Preferred Stock, Series C-1 Warrants, and Series C-2 Warrants is to (i) allow the price-based antidilution feature of these convertible securities to take effect, (ii) effect the termination of the Series A-1 Warrants and Series B-1 Warrants, as discussed below, and (iii) prevent the occurrence of a redemption event that would give the holders of the Series C Preferred Stock, Series C-1 Warrants, and Series C-2 Warrants the right to have those securities redeemed by P-Com.

EFFECT ON OUTSTANDING OPTIONS AND WARRANTS

         If P-Com's proposal to approve the issuance of the Series A Warrants, Series B Warrants, Series C Preferred Stock, Series C-1 Warrants, and Series C-2 Warrants is approved by P-Com's stockholders before December 31, 2003, the following will occur:

         o the price-based antidilution protection feature of the Series A Warrants, Series B Warrants, Series C Preferred Stock, Series C-1 Warrants and Series C-2 Warrants will become effective; and

         o the Series A-1 Warrants and Series B-1 Warrants will terminate and be of no further force or effect.

APPROVALS REQUIRED

         The affirmative vote of (i) the holders of a majority of the shares of P-Com common stock outstanding on the record date, voting as a separate class, and (ii) the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class, is required to approve this proposal to approve the price-based antidilution feature of the Series A Warrants, Series B Warrants, Series C Preferred Stock, Series C-1 Warrants and Series C-2 Warrants.

RECOMMENDATION OF P-COM'S BOARD OF DIRECTORS

         The board of directors of P-Com recommends that P-Com stockholders vote FOR the approval of the price-based antidilution feature of the Series A Warrants, Series B Warrants, Series C Preferred Stock, Series C-1 Warrants and Series C-2 Warrants, which will allow the conversion or exercise price of these securities to be adjusted downward.

       P-COM'S PROPOSAL TO AMEND ITS 1995 STOCK OPTION/STOCK ISSUANCE PLAN

         P-Com's stockholders are being asked to approve an amendment to P-Com's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") that will effect the following changes: (i) increase the maximum number of shares of P-Com common stock authorized for issuance over the term of the 1995 Plan by an additional 72,000,000 shares from 5,786,000 shares to 77,786,000 shares of P-Com common stock; and (ii) extend the term of the 1995 Plan from 10 years to 15 years.

         The proposed 72,000,000-share increase is intended to ensure that a sufficient reserve of common stock remains available under the 1995 Plan in order to allow P-Com to continue to utilize equity incentives to attract and retain the services of key individuals essential to P-Com's long-term growth and success. P-Com relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees in the market in which P-Com competes for such talented individuals. P-Com believes that such equity incentives are necessary for P-Com to remain competitive in the marketplace for executive talent and other key employees. Option grants will be made under the 1995 Plan to newly hired and continuing employees on the basis of competitive market factors and individual performance levels.

         The 72,000,000-share increase in the maximum number of shares authorized for issuance under the 1995 Plan was authorized by P-Com's board of directors on August 14, 2003, subject to approval by P-Com's stockholders at the P-Com's annual meeting.

         The following is a summary of the principal features of the 1995 Plan, as so amended. This summary does not, however, purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of P-Com who wishes to obtain a copy of the actual plan document may do so upon written request to P-Com's Chief Financial Officer at P-Com's principal executive offices in Campbell, California. The 1995 Plan serves as the successor to P-Com's 1992 Stock Option Plan (the "1992 Plan") that terminated in connection with the initial public offering of P-Com's common stock. All outstanding options under the 1992 Plan at the time of such termination were transferred to the 1995 Plan.

         All share numbers which appear in this proposal reflect the 2-for-1 forward stock splits of P-Com's common stock effected on October 2, 1995 and September 25, 1997 through a dividend of one share of common stock for each outstanding share of common stock. They also reflect the 1-for-5 reverse stock split effected on June 27, 2002.

EQUITY INCENTIVE PROGRAMS

         The 1995 Plan consists of three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Option Grant Program. The principal features of each of these programs are described below. The Compensation Committee of P-Com's board of directors administers the provisions of the 1995 Plan (other than the Automatic Option Grant Program) with respect to all officers and directors of P-Com subject to the short-swing trading restrictions of the federal securities laws ("Section 16 Insiders"). With respect to all other participants, the 1995 Plan may be administered by either the Compensation Committee or a special stock option committee (the "Secondary Committee") comprised of one or more directors appointed by the board of directors or by the entire board of directors itself. Each entity, whether the Compensation Committee, the Secondary Committee or the board of directors, will be referred to in this summary as the Plan Administrator with respect to its particular administrative functions under the 1995 Plan, and each Plan Administrator will have complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by any Plan Administrator with respect to the grants made under such program.

SHARE RESERVE

         As of August 21, 2003, 5,786,891 shares of P-Com common stock had been reserved for issuance over the term of the 1995 Plan.

         Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the 1995 Plan and subsequently repurchased by P-Com at the option exercise or direct issue price paid per share pursuant to P-Com's repurchase rights under the 1995 Plan will be added back to the number of shares of common stock reserved for issuance under the 1995 Plan and will accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances made under the 1995 Plan. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1995 Plan will not be available for subsequent issuance.

CHANGES IN CAPITALIZATION

         If any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares or other change in corporate structure effected without P-Com's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1995 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1995 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee director and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option under the 1995 Plan (including the options transferred from the 1992 Plan to the 1995 Plan). All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the 1995 Plan.

ELIGIBILITY

         Employees, non-employee directors, and independent consultants and advisors to P-Com and its subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of P-Com's board of directors will also be eligible to participate in the Automatic Option Grant Program.

         As of September 2, 2003, 6 executive officers, 3 non-employee directors and 122 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the 3 non-employee directors were also eligible to participate in the Automatic Option Grant Program.

VALUATION

         The fair market value per share of common stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date, as reported on the OTC Bulletin Board. On September 2, 2003, the closing selling price of P-Com common stock was $0.19 per share.

DISCRETIONARY OPTION GRANT PROGRAM



Grants

         The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. All expenses incurred in administering the 1995 Plan will be paid by P-Com.

Price and Exercisability

         The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than one hundred percent of the fair market value per share of common stock on the option grant date.

         No option will have a term in excess of 10 years, and each option will generally become exercisable in one or more installments over the optionee's period of service with P-Com. Also, one or more options may be granted that are immediately exercisable for all the option shares, but any shares acquired under those options will be subject to repurchase by P-Com, at the exercise price paid per share, upon the optionee's cessation of service with P-Com prior to vesting in those shares. Finally, one or more options may be granted that are immediately vested for all the option shares and are not subject to any repurchase right. The Plan Administrator may at any time cancel P-Com's outstanding repurchase rights with respect to any such unvested shares and thereby accelerate the vesting of those shares.

         The exercise price may be paid in cash or in shares of the common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to P-Com, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

         No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

TERMINATION OF SERVICE

         Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

STOCK APPRECIATION RIGHTS

         The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

         Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from P-Com equal in amount to the excess of (a) the fair market value of the vested shares of common stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of common stock.

         Limited stock appreciation rights may be provided to one or more
Section 16 insiders as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to P-Com upon the successful completion of a hostile tender offer for more than 50% of P-Com's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from P-Com in an amount per surrendered option share equal to the excess of (a) the highest price per share of common stock paid in connection with the tender offer over (b) the exercise price payable for such share.

CANCELLATION AND REGRANT OF OPTIONS

         On and prior to August 30, 2000, the Plan Administrator had the authority to effect the cancellation of any or all options outstanding under the 1995 Plan and to grant, in substitution therefore, new options covering the same or different numbers of shares of common stock but with an exercise price per share based upon the fair market value of the common stock on the new grant date. However, after August 30, 2000, no option cancellation/regrant programs can be effected by the Plan Administrator without prior stockholder approval, and any subsequent amendment or other change to this stockholder-approval requirement of the 1995 Plan must also be approved by the stockholders.

STOCK ISSUANCE PROGRAM

         Shares may be sold under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or through a promissory note payable to P-Com. Shares may also be issued as a bonus for past services.

         The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1995 Plan.

AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, non-employee directors will receive option grants at specified intervals over their period of service on the board of directors. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of such program. Each individual who served as a non-employee director on February 1, 1996 was automatically granted on that date a non-statutory option to purchase 8,000 shares of common stock. (All share numbers in this section pertaining to pre-June 2002 periods have been adjusted to reflect the June 2002 one-for-five reverse split of P-Com's common stock.) Each individual who first becomes a non-employee director after February 1, 1996, whether through election by the stockholders or appointment by the board of directors, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 8,000 shares of common stock, provided such individual has not previously been in P-Com's employ.

         On the date of each of P-Com's annual meetings, beginning with the 1997 annual meeting, each individual who is to continue to serve as a non-employee director, whether or not such individual is standing for re-election at that particular annual meeting, will automatically be granted a non-statutory option to purchase 800 shares of common stock, provided such individual has not received an option grant under the Automatic Option Grant Program within the preceding 6 months. There will be no limit on the number of such 800-share option grants that any single non-employee director may receive over his or her period of service on P-Com's board of directors, and non-employee directors who have previously been in P-Com's employ will be eligible to receive one or more of those annual grants.

         Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of common stock on the grant date. The option will have a maximum term of 10 years, subject to earlier termination at the end of the 12-month period measured from the date of the optionee's cessation of service on P-Com's board of directors. Each option will be immediately exercisable for all of the option shares. However, any shares purchased under any automatic option grant are subject to repurchase by P-Com, at the exercise price paid per share, upon the optionee's cessation of board service prior to vesting in those shares. The initial 8,000-share automatic option grant will vest in a series of 8 successive equal quarterly installments upon the optionee's completion of each successive 3-month period of service as a director over the 24-month period measured from the grant date. All annual 800-share automatic option grants shall be fully vested upon grant.

         Each automatic option will remain exercisable for a twelve-month period following the optionee's cessation of service as a member of P-Com's board of directors. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the board member is vested at the time of his or her cessation of board service.

         The shares subject to each automatic option grant which is subject to vesting requirements, will immediately vest upon (i) the optionee's death or permanent disability while a board member, (ii) an acquisition of P-Com by asset purchase or asset sale, (iii) the successful completion of a tender offer for more than 50% of P-Com's outstanding voting stock or (iv) a change in the majority of the board of directors effected through one or more proxy contests for board membership effected during a 36-month period.

         Upon the successful completion of a hostile tender offer for more than 50% of P-Com's outstanding voting stock, each outstanding automatic option grant may be surrendered to P-Com for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of common stock paid in connection with such tender offer over (b) the exercise price payable for such share. Stockholder approval of this proposal will also constitute pre-approval of each option granted with such a surrender right on or after the date of P-Com's 2003 annual meeting and the subsequent exercise of that right in accordance with the foregoing terms.

         The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

GENERAL PROVISIONS



Acceleration

         If P-Com is acquired by asset purchase or asset sale, each outstanding option under the 1995 Plan that is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the 1995 Plan will immediately vest, except to the extent P-Com's repurchase rights with respect to those shares are to be assigned to the successor corporation. If the optionee's service with P-Com or any successor entity is subsequently terminated within 18 months after the acquisition, any options that are assumed in connection with such acquisition will immediately become exercisable for all the option shares, and any unvested shares that do not vest at the time of such acquisition will immediately vest in full. However, the Plan Administrator has the authority to grant options that will immediately vest upon an acquisition of P-Com, regardless of whether those options are assumed by the successor corporation. The Plan Administrator also has the discretionary authority to provide for the full and immediate vesting of all outstanding stock options and unvested shares under the Discretionary Option Grant and Stock Issuance Programs in connection with a change in control of P-Com (whether by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of P-Com's board of directors by reason of one or more proxy contests for the election of directors), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

         The acceleration of vesting upon a change in the ownership or control of P-Com may be seen as an anti-takeover provision and may have the effect of discouraging a asset purchase proposal, a takeover attempt or other efforts to gain control of P-Com.

Financial Assistance

         The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1995 Plan. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

         All outstanding options under the predecessor 1992 Plan which were transferred to the 1995 Plan will continue to be governed by the terms of the agreements evidencing those options, and no provision of the 1995 Plan will affect or otherwise modify the rights or obligations of the holders of the transferred options with respect to their acquisition of P-Com common stock. However, the Plan Administrator has complete discretion to extend one or more provisions of the 1995 Plan to the transferred options, to the extent those options do not otherwise contain such provisions.

OPTION GRANTS

         The following table sets forth (i) the number of shares of common stock subject to options granted under the 1995 Plan during the period from January 1, 2002 through December 31, 2002 and (ii) the weighted average exercise price payable per share under those options, with respect to the following persons:

         o P-Com's "named executive officers," who consist of P-Com's Chief Executive Officer and each of its four other most highly compensated executive officers who were executive officers of P-Com on December 31, 2002 and whose salary and bonus for the fiscal year ended December 31, 2002 was in excess of $100,000;

         o        All current executive officers of P-Com, as a group;

         o All current directors of P-Com who are not executive officers, as a group; and

         o All current employees of P-Com, including all current officers of P-Com who are not executive officers, as a group.

                   OPTION TRANSACTIONS DURING FISCAL YEAR 2002




                                                                                  NUMBER OF SECURITIES              WEIGHTED AVERAGE
                                                                                            UNDERLYING             EXERCISE PRICE OF
NAME                                                                               OPTIONS GRANTED (#)           OPTIONS GRANTED ($)
----                                                                               -------------------           -------------------

George P. Roberts(1)                                                                           915,443                           .98
  Chairman of the Board of Directors and Former Chief Executive Officer

Leighton J. Stephenson(2)                                                                       55,000                          1.10
  Former Chief Financial Officer and Vice President, Finance
  and Administration

Alan T. Wright(3)                                                                               65,000                          1.10
  Former Chief Operating Officer

Ben L. Jarvis(4)                                                                                37,479                          1.10
  Former Executive Vice President and General Manager,
  P-Com Network Services

Caroline Baldwin Kahl(5)                                                                        27,415                          1.10
  Former Vice President, General Counsel and Secretary

Randall L. Carl                                                                                 45,000                          1.01
  Senior Vice President, Worldwide Sales

All current executive officers, as a group (4 persons).................                      1,181,837                          1.00

All current directors who are not executive officers, as a group (4
  persons)...............................................................                      198,040                          0.81

All current employees, including all current officers who are not
  executive officers, as a group (346 persons)...........................                      604,335                          1.09


-----------

(1) Mr. Roberts resigned from his position as Chief Executive Officer effective September 1, 2003. Mr. Roberts remains the Chairman of the Board of Directors.

(2)      Mr. Stephenson resigned from P-Com effective April 1, 2003.

(3)      Mr. Wright's employment with P-Com was terminated effective July 24,
         2003.

(4)      Mr. Jarvis' employment with P-Com was terminated effective June 30,
         2003.

(5)      Ms. Kahl resigned from P-Com effective March 14, 2003.

         As of August 21, 2003, options covering 2,467,799 shares of P-Com common stock were outstanding under the 1995 Plan, 2,192,559 shares remained available for future option grant or direct issuance and 1,126,533 shares have been issued pursuant to the exercise of outstanding options under the 1995 Plan.

NEW PLAN BENEFITS

         The following table sets forth (i) the number of shares of common stock subject to options that will be granted under the 1995 Plan if the proposed amendments to the 1995 Plan are approved and (ii) the weighted average exercise price payable per share under those options, with respect to the following persons:

         o        P-Com's named executive officers;

         o        All current executive officers of P-Com, as a group;

         o All current directors of P-Com who are not executive officers, as a group; and

         o All current employees of P-Com, including all current officers of P-Com who are not executive officers, as a group.


NAME                                                                              NUMBER OF SECURITIES              WEIGHTED AVERAGE
                                                                                            UNDERLYING             EXERCISE PRICE OF
                                                                                   OPTIONS GRANTED (#)           OPTIONS GRANTED ($)

George P. Roberts(1)                                                                           557,000                         $0.11
  Chairman of the Board of Directors and Former Chief Executive Officer

Leighton J. Stephenson(2)                                                                            o                             o
  Former Chief Financial Officer and Vice President, Finance and
  Administration

Alan T. Wright(3)                                                                                    o                             o
  Former Executive Vice President, Operations

Ben L. Jarvis(4)                                                                                     o                             o
  Former Executive Vice President and General Manager, P-Com Network
  Services

Caroline Baldwin Kahl(5)                                                                             o                             o
  Former Vice President and General Counsel

Randall L. Carl                                                                              2,200,000                         $0.11
  Senior Vice President, Worldwide Sales

All current executive officers, as a group (4 persons)(6)..............                      9,957,000                         $0.15

All current directors who are not executive officers, as a group (3
  persons)...............................................................                    1,671,000                         $0.11

All current employees, including all current officers who are not
  executive officers, as a group (112 persons)...........................                   11,637,000                         $0.11


-----------

(1) Mr. Roberts resigned from his position as Chief Executive Officer effective September 1, 2003. Mr. Roberts remains the Chairman of the Board of Directors.

(2)      Mr. Stephenson resigned from P-Com effective April 1, 2003.

(3)      Mr. Wright's employment with P-Com was terminated effective July 24,
         2003.

(4)      Mr. Jarvis' employment with P-Com was terminated effective June 30,
         2003.

(5)      Ms. Kahl resigned from P-Com effective March 14, 2003.

(6) The current executive officers consist of George Roberts, Sam Smookler, Daniel Rumsey, and Randall L. Carl.

         As of August 21, 2003, options to purchase an aggregate of 23,628,000 shares of P-Com common stock have been granted contingent upon the 72,000,000-share increase that is the subject of this proposal. If stockholder approval of the increase is obtained, P-Com will incur a charge to earnings equal to the increase (if any) between the exercise price of those options and the closing selling price per share of P-Com's stock on the date of P-Com's 2003 annual meeting. As of August 13, 2003 the closing selling price per share of P-Com common stock was $0.11. Assuming that P-Com's stock price is the same on the date of the 2003 annual meeting and that stockholder approval of the 72,000,000 share increase is obtained at the annual meeting, P-Com estimates that it will not incur a charge to earnings because the stock price has not increased. If stockholder approval of the proposed 72,000,000 share increase is not obtained at the 2003 annual meeting, the options to purchase 23,628 shares granted contingent upon the 72,000,000-share increase will automatically expire and be of no further force or effect.

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about P-Com's common stock that may be issued upon the exercise of options, warrants and rights under all of its existing equity compensation plans as of December 31, 2002, including the 1995 Plan and the Purchase Plan.


                                                                                                    NUMBER OF SHARES REMAINING
                                         NUMBER OF SECURITIES          WEIGHTED AVERAGE            AVAILABLE FOR FUTURE ISSUANCE
                                      ISSUABLE UPON EXERCISE OF         EXERCISE PRICE OF        UNDER EQUITY COMPENSATION PLANS
                                           OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS         (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY                            WARRANTS AND RIGHTS (A)   WARRANTS AND RIGHTS (B)            IN COLUMN (A)) (C)
-------------                            -----------------------   -----------------------       --------------------------------
Equity compensation plans approved
by stockholders...................                    3,051,567                  $12.0513                         1,608,791

Equity compensation plans not
approved by stockholders..........                            -                         -                                 -
                                                     ----------                ----------                        -----------
Total.............................                    3,051,567                  $12.0513                         1,608,791
                                                     ==========                ==========                        ===========




         At December 31, 2002, P-Com did not have any equity compensation plans not approved by stockholders and has not made any equity grants outside of its stockholder-approved plans. Additionally, P-Com has not assumed any equity grants or equity compensation plans pursuant to acquisitions.

AMENDMENT AND TERMINATION

         The board of directors may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation or pursuant to the express provisions of the 1995 Plan summarized above. The board of directors may terminate the 1995 Plan at any time. If the proposed amendments to the 1995 Plan are not approved, the 1995 Plan will, in all events, terminate on January 10, 2005. If the proposed amendments to the 1995 Plan are approved, the 1995 Plan will, in all events, terminate on January 10, 2010.

FEDERAL INCOME TAX CONSEQUENCES

         Options granted under the 1995 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

 Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying dispositions and (ii) disqualifying dispositions. A qualifying disposition occurs if the sale or other disposition is made more than 2 years after the option grant date and more than 1 year after the exercise date. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the excess or shortfall of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then generally the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, then generally P-Com will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, P-Com will not be entitled to any income tax deduction.

 Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by P-Com in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when P-Com's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         P-Com will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of P-Com in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. P-Com will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

         The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         P-Com anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of P-Com. Accordingly, all compensation deemed paid under the 1995 Plan with respect to such dispositions or exercises will remain deductible by P-Com without limitation under Code Section 162(m).

GOLDEN PARACHUTE RULES

         Code Section 280G provides that if certain executives receive payments that are made because of a change in control of P-Com, then a portion of those payments will be (i) subject to a 20% excise tax imposed on the executives that receive such payments, and (ii) nondeductible by P-Com. For this purpose, the acceleration of the vesting of stock options is treated as a payment. These adverse tax consequences only apply though, (i) if the total amount of the payments to such an executive equal or exceed 300% of his or her average annual compensation and (ii) to the extent that the payments actually exceed his or her average annual compensation.

ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to P-Com's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against P-Com's earnings over the period that the option shares or issued shares are to vest.

         Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to P-Com's earnings, but P-Com must disclose, in pro-forma statements to P-Com's financial statements, the impact those option grants would have upon P-Com's reported earnings were the fair value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining P-Com's earnings per share on a fully diluted basis.

         In addition, any option grants made to non-employee consultants (but not non-employee directors) will result in a direct charge to P-Com's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly be adjusted to reflect the appreciation (if any) in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. Should any outstanding options under the 1995 Plan be repriced, then that repricing will also trigger a direct charge to P-Com's reported earnings measured by the appreciation in the value of the underlying shares between the grant of the repriced option and the date the repriced option is exercised for those shares or terminates unexercised.

         Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to P-Com's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

APPROVALS REQUIRED

         The affirmative vote of the holders of a majority of the shares of P-Com common stock and Series C Preferred Stock outstanding on the record date, voting together as a single class, is required to approve this proposal to approve the proposed amendment to P-Com's 1995 Plan to (i) increase the maximum number of shares of P-Com common stock authorized for issuance over the term of the 1995 Plan by an additional 72,000,000 shares from 5,786,000 shares to 77,786,000 shares of P-Com common stock; and (ii) extend the term of the 1995 Plan from 10 years to 15 years.

         If P-Com's stockholders do not approve the proposal to amend the 1995 Plan, then neither of the proposed amendments to the 1995 plan will be implemented. The 1995 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made under the 1995 Plan until all the shares of common stock available for issuance under the 1995 Plan, as currently in effect, have been issued pursuant to such option grants and direct stock issuances. However, all options granted by the board of directors contingent upon stockholder approval of the proposed amendments would be terminated.

RECOMMENDATION OF P-COM'S BOARD OF DIRECTORS

         The board of directors of P-Com recommends that P-Com stockholders vote FOR the proposed amendments to P-Com's 1995 Plan.

                 P-COM'S PROPOSAL TO ELECT ITS DIRECTOR NOMINEES
                         TO THE P-COM BOARD OF DIRECTORS



GENERAL

         P-Com's certificate of incorporation provides for a classified board of directors consisting of three classes of directors with staggered three-year terms. Each class consists, as nearly as possible, of one-third of the total number of directors. The class whose term of office expires at the 2003 annual meeting currently consists of two directors. The directors elected to this class will serve for a term of three years, expiring at the 2006 annual meeting of stockholders or until a successor has been duly elected. The nominees listed below are currently directors of P-Com.

         Each nominee for election has agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve. If the nominees are unable or decline to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

NOMINEES FOR TERM ENDING UPON THE 2006 ANNUAL MEETING OF STOCKHOLDERS

         John A. Hawkins, 43, has served as a director of P-Com since September 1991. Since August 1995, Mr. Hawkins has been a General Partner of Generation Capital Partners, L.P., a private equity firm. He also currently serves on the board of directors of High End Systems and NTE, Inc.

         Samuel Smookler, 63, has served as Chief Executive Officer and a Director of P-Com since September 2003. Mr. Smookler served as Chief Executive Officer and Chairman of Maxima Corporation, a developer of high capacity optical wireless transmission systems from August 2002 to August 2003. Mr. Smookler served as Chief Executive Officer and as a director of Stratex Networks from May 2000 through December 2001. Prior to such appointment, he served as President and Chief Operating Officer of Stratex Networks from January 1998. Mr. Smookler was President and Chief Operating Officer of Signal Technology Corporation, a manufacturer of electronic components and subsystems, from February 1997 to January 1998. He served as Vice President and General Manager of the Interconnection Products Division of Augat Corporation, a manufacturer of telecommunications connection products, from November 1994 to February 1997. Mr.

Smookler served as General Manager of a division of M/A-COM, Inc., a manufacturer of radio and microwave communications products, from February 1992 to November 1994.

CONTINUING DIRECTOR FOR TERM ENDING UPON THE 2005 ANNUAL MEETING OF STOCKHOLDERS

         George P. Roberts, 70, is a founder of P-Com and has served as Chief Executive Officer and a Director from October 1991 to May 2001, and as interim Chief Executive Officer since January 2002. Mr. Roberts resigned from his position as interim Chief Executive Officer on September 1, 2003. Since September 1993, he has also served as Chairman of the Board of Directors.

         Brian T. Josling, 60, has served as Director of P-Com since September 1999. Since December 2000 until November 2002, he has served as the President of Fuel Cells, Canada, the Canadian Association of fuel cell and hydrogen companies. Mr. Josling is a professional corporate director having served on twelve boards in Canada and the United States from 1993 to present. He also currently serves on the board of directors of Membrane Reactor Technology Ltd., Wmode, Inc., and Conduit Ventures Ltd.

CONTINUING DIRECTOR FOR TERM ENDING UPON THE 2004 ANNUAL MEETING OF STOCKHOLDERS

         Frederick R. Fromm, 54, has served as a Director of P-Com since June 2001. Since May 2003, Mr. Fromm has been President and Chief Executive Officer of Gluon Networks, Inc. a telecommunications equipment company. From July 2000 to October 2001, he was President, and from Nov. 2001 to October 2002 he was also Chief Executive Officer of Oplink Communications, Inc., an optical components company. From October 1998 to July 2000 he was President and Chief Executive Officer of Siemens Information and Communications Networks, Inc., a telecommunications equipment company. From October 1996 to October 1998 he was President and Chief Executive Officer of Siemens Telecom Networks, Inc. a telecommunications equipment company.

BOARD COMMITTEES AND MEETINGS

         The board of directors held 25 meetings and acted by unanimous written consent 13 times during the fiscal year ended December 31, 2002. The board of directors has an Audit Committee and a Compensation Committee. Each Director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the Board on which such director served during 2002.

         The Audit Committee currently consists of two directors, Mr. Josling and Mr. Fromm, subsequent to the resignation of Brigadier General Harold Johnson (Ret.). The committee is primarily responsible for approving the services performed by P-Com's independent accountants and reviewing their reports regarding P-Com's accounting practices and systems of internal accounting controls. The Audit Committee held 4 meetings during 2002. The Audit Committee has a written charter.

         The Compensation Committee currently consists of two directors, Mr. Hawkins and Mr. Fromm, and is primarily responsible for reviewing and approving P-Com's general compensation policies and setting compensation levels for its executive officers. The Compensation Committee also has the authority to administer P-Com's Employee Stock Purchase Plan and its 1995 Stock Option/Stock Issuance Plan and to make option grants thereunder. The Compensation Committee did not hold any meetings and acted by unanimous written consent 11 times during 2002.

DIRECTOR COMPENSATION

         Non-employee directors do not receive cash compensation for their services as directors.

         Under the Automatic Option Grant Program as now contained in P-Com's 1995 Plan, each individual who first joins the board of directors as a non-employee director will receive, at the time of such initial election or appointment, an automatic option grant to purchase 8,000 shares of common stock, provided such person has not previously been in P-Com's employ. In addition, on the date of each annual stockholders meeting, each individual who continues to serve as a non-employee director, whether or not such individual is standing for re-election at that particular annual meeting, will be granted an option to purchase 800 shares of common stock, provided such individual has not received an option grant under the Automatic Option Grant Program within the preceding six months. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of P-Com common stock on the grant date, and will have a maximum term of ten (10) years, subject to earlier termination should the optionee cease to serve as a board of directors member.

         On August 13, 2003, under the Discretionary Option Grant Program, each member of the board of directors received a discretionary option grant of 557,000 shares of common stock at an exercise price of $0.11 per share. Each grant is contingent upon stockholder approval of the amendment to P-Com's 1995 Stock Option/Stock Issuance Plan. The contingent option grant will vest with respect to 25% of the option shares upon the optionee's completion of one year of service as a director. The remaining option shares shall vest in a series of thirty-six successive equal monthly installments upon the completion of each additional month of service as a director, such date measured from the anniversary date of the vesting commencement date.

APPROVALS REQUIRED

         Directors are elected by a plurality of the votes cast at the annual meeting. This means that the two director nominees who receive the highest number of votes will be elected to P-Com's board of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The board of directors of P-Com recommends that the P-Com stockholders vote FOR the election of each of the nominees named above.

      P-COM'S PROPOSAL TO RATIFY THE SELECTION OF ITS INDEPENDENT AUDITORS



GENERAL

         Effective August 7, 2003, P-Com agreed to retain Aidman, Piser & Company as the principal accountant to audit P-Com's financial statements for the fiscal year ending December 31, 2003. Concurrently with the agreement to engage Aidman, Piser & Company, P-Com's former accountants, PricewaterhouseCoopers LLP resigned as P-Com's independent accountants. P-Com's board of directors approved the decision to change accountants.

         During P-Com's two most recent fiscal years and any subsequent interim period, there were no disagreements between P-Com and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         The board of directors has selected Aidman, Piser & Company, independent public accountants, to audit the financial statements of P-Com for the fiscal year ending December 31, 2003, and recommends that stockholders vote for ratification of such appointment. The affirmative vote of a majority of the shares of P-Com stock represented and voting at the P-Com annual meeting is required to ratify the selection of Aidman, Piser & Company. In the event of a negative vote on ratification, the board of directors will reconsider its selection. Even if the selection is ratified, the board of directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the board of directors believes that such a change would be in the best interests of P-Com and its stockholders.

         A representative of Aidman Piser & Company is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         Other than the provision of services by Aidman Piser & Company to P-Com in connection with audit and tax engagements, neither Aidman Piser & Company nor any of its affiliates has any relationship with P-Com or any of its affiliates, except in the firm's capacity as P-Com's auditor.

APPROVALS REQUIRED

         The affirmative vote of a majority of the shares of P-Com common stock and Series C Preferred Stock present in person or represented by proxy and entitled to vote at the P-Com annual meeting is required to approve this proposal to ratify the selection Aidman Piser & Company as P-Com's independent accountants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The board of directors recommends that P-Com stockholders vote FOR the ratification of the appointment of Aidman Piser & Company to serve as P-Com's independent auditors for the fiscal year ending December 31, 2003.

             P-COM'S EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following table provides certain information summarizing the compensation earned for services rendered in all capacities to the company and its subsidiaries for each of the last three fiscal years by its "named executive officers," who consist of P-Com's Chief Executive Officer, and each of P-Com's four other most highly compensated executive officers, who were executive officers on December 31, 2002 and whose salary and bonus for the fiscal year ended December 31, 2002 was in excess of $100,000.

2002 SUMMARY COMPENSATION TABLE

                                                                                         ANNUAL COMPENSATION
                                                                                    -----------------------------------------------
                                                                                                                      LONG-TERM
                                                                                                                      COMPENSATION
                                                                                                                  AWARDS SECURITIES
                                                                                                                      UNDERLYING
NAME AND PRINCIPAL POSITION                                           YEAR          SALARY ($)(1)       BONUS ($)     OPTIONS (#)
---------------------------                                           ----          -------------       ---------  ----------------
George P. Roberts(2)                                                  2002                145,670               -            915,443
  Chairman of the Board of Directors and Former Chief Executive       2001                355,175               -                  -
  Officer                                                             2000                376,000               -             75,000
Alan T. Wright(3)                                                     2002                214,524               -             65,000
  Former Chief Operating Officer                                      2001                253,232          96,000             27,000
                                                                      2000                164,307          25,000             38,000
Ben L. Jarvis(4)                                                      2002                203,807               -             37,479
  Former Executive Vice President & General Manager, P-Com Network    2001                242,019               -             14,000
  Services                                                            2000                151,538               -             20,000
Caroline Baldwin Kahl(5)                                              2002                150,169               -             27,415
  Former Vice President and General Counsel                           2001                171,259               -             12,000
                                                                      2000                145,961               -              5,000
Leighton J. Stephenson(6)                                             2002                171,522               -             55,000
  Former Vice President & Administration and Chief Financial          2001                197,484               -             10,000
  Officer                                                             2000                 66,153               -             45,000
Randall L. Carl                                                       2002                158,650          11,400             45,000
  Senior Vice President, Worldwide Sales                              2001                      -               -                  -
                                                                      2000                      -               -                  -

-----------

(1)      Includes amounts deferred under P-Com's 401(k) Plan.

(2) Mr. Roberts resigned from his position as Chief Executive Officer effective September 1, 2003. Mr. Roberts remains as Chairman of the board of directors of P-Com.

(3)      Mr. Wright's employment with P-Com was terminated effective July 24,
         2003.

(4)      Mr. Jarvis' employment with P-Com was terminated effective June 30,
         2003.

(5)      Ms. Kahl resigned from P-Com effective March 14, 2003.

(6)      Mr. Stephenson resigned from P-Com effective April 1, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the stock option grants made to each of the named executive officers for the 2002 fiscal year. No stock appreciation rights were granted to these individuals during such fiscal year.

                                                                               INDIVIDUAL GRANT             POTENTIAL REALIZABLE
                                                                                                           VALUE AT ASSUMED ANNUAL
                                                                                                            RATES OF STOCK PRICE
                                                                                                           APPRECIATION FOR OPTION
                                                                                                                   TERM(1)
                                          NUMBER OF      % OF TOTAL       EXERCISE PRICE  EXPIRATION DATE         5%($)       10%($)
                                          ----------     -----------      --------------- ---------------         -----       ------
                            SECURITIES OPTIONS ($/SH)
                                         UNDERLYING      GRANTED TO
                                    OPTIONS GRANTED    EMPLOYEES IN
                                                 (#)     FISCAL YEAR

George P. Roberts..............              413,999           23.18                $1.10        02/04/12      $286,398     $725,789
                                              83,667            4.68                 0.75        03/22/12        39,463      100,008
                                             417,777           23.39                 0.90        04/24/12        18,780       37,600
Alan T. Wright.................               65,000            3.64                 1.10        02/04/12        44,966      113,953

Ben L. Jarvis..................               37,479            2.10                 1.10        02/04/12        25,928       65,705

Caroline Baldwin Kahl..........               27,415            1.53                 1.10        02/04/12        18,966       48,062

Leighton J. Stephenson.........               55,000            3.10                 1.10        02/04/12        38,048       96,421

Randall L. Carl................               25,000            1.40                 1.10        02/04/12        17,295       43,828

                                              20,000            1.12                 0.90        04/24/12        11,320       28,687


-----------

(1) P-Com cannot assure any executive officer or any other holder of its securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(2) Each option is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by P-Com, at the option exercise price paid per share, should the individual cease service with P-Com prior to vesting in those shares. Twenty-five percent (25%) of the option shares will vest upon the optionee's continuation in service through one year following the grant date and the balance of the shares will vest in thirty-six (36) successive equal monthly installments upon the optionee's completion of each of the next thirty-six (36) months of service thereafter. The shares subject to the option will immediately vest in full should (i) P-Com be acquired by asset purchase or asset sale in which the option is not assumed or replaced by the acquiring entity or (ii) the optionee's employment be involuntarily terminated within eighteen (18) months after certain changes in control or ownership of P-Com.

(3) Each option granted on 02/04/02 is exercisable upon the latter of (i) 6 months from the date of grant or (ii) stockholder approval of an increase to the share reserve for (50%) of the option shares upon the completion of one (1) year of service measured from the vesting commencement date and for the balance of the option shares in a series of twelve (12) successive equal monthly installments upon completion of each additional month of service over twelve (12) month period measured from the first anniversary of the vesting commencement date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The table below sets forth certain information with respect to the named executive officers concerning the exercise of options during 2002 and unexercised options held by such individuals as of the end of such fiscal year. No stock appreciation rights were exercised during 2002 nor were any stock appreciation rights outstanding at the end of such fiscal year.

                                                                          NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                        UNDERLYING UNEXERCISED               IN-THE MONEY
                                   SHARES ACQUIRED ON      VALUE       OPTIONS AT FISCAL YEAR-END (#)  OPTIONS AT FISCAL YEAR-END(1)
NAME                                   EXERCISE (#)    REALIZED ($)(2) EXERCISABLE (3)   UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
----                               ------------------- --------------  ---------------   -------------  -----------    -------------
George P. Roberts.................                   -         $-           598,681         674,429           $-               $-
Alan T. Wright....................                   -          -            39,059          90,941            -                -
Ben L. Jarvis.....................                   -          -            23,522          51,436            -                -
Caroline Baldwin Kahl.............                   -          -            19,805          35,025            -                -
Leighton J. Stephenson............                   -          -            30,099          79,901            -                -
Randall L. Carl...................                   -          -            17,708          52,292            -                -


-----------

(1) Based on the fair market value of the option shares at the end of 2002 fiscal year ($0.19 per share based on the closing selling price on the NASDAQ National Market as of December 31, 2002) less the exercise price.

(2) Based on the fair market value of the shares on the exercise date less the exercise price paid for those shares.

(3) The options are immediately exercisable for all the options shares. However, any shares purchased under the options are subject to repurchase by P-Com, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. As of December 31, 2002, the following number of shares were unvested: Mr. Roberts- 674,429 shares; Mr. Stephenson- 79,901 shares; Mr. Wright- 90,941 shares; Mr. Jarvis- 51,436 shares; and Ms. Kahl-35,025 shares; and Mr. Carl- 52,292 shares. The table shows these as "unexercisable."

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT ARRANGEMENTS AND CHANGE OF CONTROL AGREEMENTS

         The Compensation Committee of the Board of Directors, as Plan Administrator of the 1995 Stock Option/Stock Issuance Plan, has the authority to provide for accelerated vesting of the shares of common stock subject to any outstanding options held by the Chief Executive Officer and any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of P-Com or the subsequent termination of the officer's employment following the change in control event.

         P-Com has entered into severance agreements (the "Agreements") with George Roberts, Chairman of the Board of Directors and Acting Chief Executive Officer, Leighton J. Stephenson, former Chief Financial Officer and Vice President, Finance and Administration, and Ben L. Jarvis, Executive Vice President and General Manager, P-Com Network Services, Inc., (individually, the "Officer" and collectively the "Officers"), dated May 31, 2001, December 7, 2000, and December 7, 2000 respectively. Each of these Agreements provides for the following benefits should the Officer's employment terminate, either voluntarily or involuntarily, for any reason within twenty-four (24) months following a change in control: (a) a severance payment in an amount equal to two
(2) times his annual rate of base salary; (b) a bonus for Mr. Stephenson in an amount equal to the greater of either (i) two (2) times the full amount of the Officer's target bonus for the fiscal year in which the termination occurs or
(ii) two (2) times the full amount of his target bonus for the fiscal year in which a change in control occurs, and a bonus for Mr. Roberts in an amount equal to the target bonus specified for the fiscal year in which involuntary termination occurs; (c) the shares subject to each outstanding option held by the Officer (to the extent not then otherwise fully vested) will automatically vest so that each such option will become immediately exercisable for all the option shares as fully-vested shares; and (d) P-Com will, at its own expense, provide Mr. Stephenson and his dependants with continued health care coverage from the earlier of 24 months from termination or the first date that they are covered under another employer's benefit program, and for Mr. Roberts and his dependents continued health care coverage for their lives. A change in control will be deemed to occur under the Agreements upon: (a) an asset purchase or consolidation in which securities possessing fifty percent (50%) or more of the total combined voting power of P-Com's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, (b) the sale, transfer or other disposition of all or substantially all of the assets of P-Com in complete liquidation or dissolution of P-Com; (c) a hostile take-over of P-Com, whether effected through a tender offer for more than twenty-five percent (25%) of P-Com's outstanding voting securities or a change in the majority of the Board by one or more contested elections for Board membership; or (d) the acquisition, directly or indirectly by any person or related group of persons (other than P-Com or a person that directly or indirectly controls, is controlled by, or is under common control with, P-Com), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than thirty percent (30%) of the total combined voting power of P-Com's outstanding securities pursuant to a tender or exchange offer made directly to P-Com's stockholders. In addition, each Officer will be entitled to a full tax gross-up to the extent one or more of the severance benefits provided under his Agreement are deemed to constitute excess parachute payments under the federal income tax laws.

         In addition to the above severance agreements, P-Com also entered into certain benefits agreements, with Mr. Stephenson, Mr. Jarvis and Alan T. Wright, Chief Operating Officer, dated April 8, 2002. Each of these agreements provides for the following benefits should the officers' employment terminate involuntarily:

         o salary continuation payments in an aggregate amount equal to the greater of the officers' annual base salary in effect immediately prior to the involuntary termination of the officer's base salary in effect as of January 1, 2002;

         o unvested options held by the officers will continue to vest for a period of one year following the date of the involuntary termination, and all vested but unexercised options will remain exercisable until the expiration of the one-year period following the date of the involuntary termination;

         o a lump sum payment for all unpaid vacation days accrued by the officer through the date of the involuntary termination; and

         o indemnification of the officer to the same extent provided for other officers and directors under P-Com's restated certificate of incorporation, bylaws, indemnification agreements and insurance policies.

         Mr. Jarvis' employment with P-Com was terminated effective June 30, 2003. In connection with his termination, Mr. Jarvis entered into a letter agreement with P-Com, dated October 24, 2003 thereby terminating his benefits agreement dated April 18, 2002. The letter agreement provides for (a) severance payments totaling $122,040.06 in bi-weekly installments, beginning July 1, 2003 and ending July 1, 2005; (b) an amount equal to the cost to P-Com to continue health care benefits under COBRA for a period of nine (9) months, such payments to be paid in lieu of payments made by P-Com to continue his health care benefits under COBRA; and (c) all outstanding unvested options to acquire common stock on the termination date shall continue to vest and shall remain exercisable until June 30, 2004. In the event that Mr. Jarvis finds employment paying an annual salary equal to half of the aggregate severance payment during the twelve months following July 1, 2003, the severance and COBRA payments shall terminate.

         Mr. Wright's employment with P-Com was terminated effective July 24, 2003. In connection with his termination, Mr. Wright entered into a letter agreement with P-Com, dated August 18, 2003 thereby terminating his benefits agreement dated April 18, 2002. The letter agreement provides for (a) severance payments totaling $133,500 in bi-weekly installments, beginning July 11, 2003 and ending July 11, 2005; (b) P-Com shall pay continuation of health benefits under COBRA for a period of twelve (12) months from the date of termination. In the event that Mr. Wright finds employment paying an annual salary equal to half of the aggregate severance payment during the twelve months following August 1, 2003, the severance and COBRA payments shall terminate.

         P-Com has entered into an Employment and Continuity of Benefits Agreement with George P. Roberts, dated May 31, 2001, outlining his continued employment with P-Com as Chairman of the Board following his resignation as Chief Executive Officer on May 30, 2001.

         The agreement provides for (a) an employment period commencing May 31, 2001 through May 30, 2002. Should this agreement remain in effect through May 30, 2002 then Mr. Roberts' employment under this agreement shall automatically renew for another one-year term commencing May 31, 2002 and continuing through May 30, 2003, unless written notice of non-renewal is received from Mr. Roberts on or before May 1, 2002; (b) termination of employment may be effected by (1) resignation by Mr. Roberts with at least 60 days prior written notice, (2) termination for cause by majority vote of the Board, or (3) failure of P-Com's stockholders to re-elect Mr. Roberts to the Board; (c) cash compensation will be paid to Mr. Roberts' in a base salary in accordance with P-Com's payroll practices for salaried employees; (d) a target bonus equal to a percentage of Mr. Roberts base salary may be earned in accordance with P-Com's management incentive program, and shall be determined by the Board; (e) throughout the employment period, Mr. Roberts shall be eligible to participate in all benefit plans that are made available to P-Com's executives and for which Mr. Roberts qualifies.

         P-Com has entered into a letter agreement with George P. Roberts, dated April 28, 2003, thereby extending the employment period under the Employment and Continuity of Benefits Agreement with Mr. Roberts through May 30, 2005. The letter agreement provides for the amendment of the Employment and Continuity of Benefits Agreement upon the assignment of a new Chief Executive Officer of P-Com. Effective September 1, 2003, due his resignation and the appointment of a new Chief Executive Officer of P-Com, Mr. Roberts' salary will amount to half his salary prior to recent reductions, with one half of the salary, $188,000, paid in cash, and the other half paid in common stock of P-Com.

         P-Com does not have any existing agreements with any named executive officer that establish a specific term of employment for them, and their employment may accordingly be terminated at any time at the discretion of the board of directors, subject to the agreements described above.

         In addition to the indemnification provisions contained in P-Com's certificate of incorporation and bylaws, P-Com has entered into separate indemnification agreements with each of its directors and officers. These agreements require P-Com, among other things, to indemnify such director or officer against expenses (including attorneys' fees), judgments, fines and settlements (collectively, "Liabilities") paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of P-Com) other than Liabilities arising from the willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by P-Com.

P-COM'S COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of P-Com's board of directors currently consists of Mr. Fromm and Mr. Hawkins. Neither of these individuals was an officer or employee of P-Com at any time during the 2002 Fiscal Year or at any other time, nor did they have a business relationship with P-Com.

         No executive officer of P-Com has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of P-Com's board of directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF P-COM ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for P-Com's executive officers. The Committee also has the exclusive responsibility for the administration of P-Com's 1995 Stock Option/Stock Issuance Plan, under which grants may be made to executive officers and other key employees of P-Com.

Compensation Philosophy

         Since the initial public offering of P-Com common stock in March 1995, it has been the Committee's policy and objective to provide P-Com's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of P-Com, the enhancement of corporate and stockholder values, the market levels of compensation in effect at companies with which P-Com competes for executive talent, the financial resources of P-Com and the personal performance of such individuals. The primary factors that the Committee considered in establishing the compensation levels of the executive officers for the 2002 fiscal year are summarized below. The Committee may, however, in its discretion, apply different factors in setting executive compensation for future fiscal years.

         It is the Committee's current objective to have a significant portion of each officer's overall compensation contingent upon P-Com's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary that reflects individual performance and is designed primarily to be competitive with salary levels in effect at a select group of companies with which P-Com competes for executive talent, (ii) annual performance awards payable in cash and based upon P-Com's financial performance and the market performance of its common stock and (iii) long-term equity incentive awards with overlapping vesting schedules that strengthen the mutuality of interests between the executive officers and P-Com's stockholders while fostering retention of existing personnel.

         The Committee recognizes that the highly specialized industry sector in which P-Com operates is extremely competitive, yet in 2003 was and continued to be subjected to extreme economic downturn with significant reduction in force actions prevalent across most companies in the sector. The current market is one of soft demand for industry-specific executives, particularly in the engineering and/or operations management areas. It is crucial that P-Com reward and be assured of retaining the executive personnel essential to the attainment of P-Com's performance goals, and who can successfully manage organizations through distressed economic times. For these reasons, the Committee believes executive compensation arrangements must remain competitive with those offered by other companies of similar complexity and performance records (the "peer group"), but must realistically track P-Com's present financial condition in order to provide adequate incentive to P-Com's executive officers to continue to provide services to P-Com.

Cash Compensation

         A key objective of P-Com's current executive compensation program is to position its key executives to earn cash compensation reflective of peer groups in the current industry climate. During 2002, the Committee reviewed and relied on technology industry compensation surveys in its assessment of appropriate compensation levels.

         The fiscal year 2002 base salaries for the named executive officers are based upon a number of factors, including, without limitation, each executive's performance and contribution to overall company performance, and current financial condition of P-Com. Base salary decisions are made as part of a formal review process. Along with all exempt employees, each executive officer's salary was reduced by 10% of base salary in April 2002 and again by 20% of base salary in July 2002.

         The annual incentive compensation provided to P-Com's executive officers is in the form of cash bonuses based on the Committee's assessment of P-Com's financial performance for the year, the individual officer's contribution to that performance, and individual compensation incentive goals. For the 2002 fiscal year, the Committee recommended a bonus payment of $11,400 to Randall L. Carl, Executive Vice-President of Sales for meeting certain performance objectives. No cash bonus was awarded to any other executive officers.

Stock Options

         Equity incentives are provided primarily through stock option grants under the 1995 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage P-Com from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of P-Com common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The shares subject to each option generally vest in installments over a two-to-four-year period, contingent upon the executive officer's continued employment with P-Com. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by P-Com during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

         The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with P-Com, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Committee will also take into account the executive officer's existing holdings of P-Com common stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Committee does not intend to adhere to any specific guidelines as to the relative option holdings of P-Com's executive officers.

Chief Executive Officer Performance and Compensation

         Mr. George Roberts was elected interim Chief Executive Officer effective January 2002 and did not receive any additional salary over and above his base compensation as Chairman of the Board of Directors during the year.

         Mr. Roberts was granted 413,999 non-qualifying stock options with an exercise price of $1.10, 83,667 non-qualifying stock options with an exercise price of $0.75, and 417,777 non-qualifying stock options with an exercise price of $0.90 during the fiscal year. The grants were made in significant part to provide an incentive to Mr. Roberts in light of two substantial salary reductions that occurred during the fiscal year, resulting in a monthly salary of $2,340 subsequent to May 2002.

         In the committee's view, the total compensation package provided to Mr. Roberts for the 2002 fiscal year is appropriate in the markets the industry served, in light of P-Com's financial condition.

Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation to be paid to P-Com's executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to its executive officers for fiscal 2003 will exceed that limit. Options granted under P-Com's 1995 Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of those options will qualify as performance-based compensation that will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of P-Com's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to P-Com's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

         It is the opinion of the Compensation Committee that the executive compensation policies and programs in effect for P-Com's executive officers provide an appropriate level of total remuneration which properly aligns P-Com's performance and the interests of P-Com's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

                               M. Frederick Fromm
                               Member, Compensation Committee

                               John A. Hawkins
                               Member, Compensation Committee

                         OWNERSHIP OF P-COM'S SECURITIES

         The following table sets forth certain information known to P-Com with respect to the beneficial ownership of P-Com's common stock as of June 30, 2003, by (i) all persons who are beneficial owners of five percent (5%) or more of P-Com's common stock, (ii) each director of P-Com, (iii) each person that served as P-Com's Chief Executive Officer in 2002, (iv) four other persons serving as executive officers of P-Com on December 31, 2002 who were the most highly compensated by P-Com in 2002, and (v) all current directors and executive officers as a group. Each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.


BENEFICIAL OWNER                                                                                        SHARES         PERCENTAGE
                                                                                                  BENEFICIALLY          OF SHARES
                                                                                                     OWNED (#)       BENEFICIALLY
                                                                                                                         OWNED(1)

Cagan McAfee Capital Partners LLC                                                                    3,000,000               7.48
  10600 North De Anza Boulevard, Suite 250
  Cupertino, CA 95014
State of Wisconsin Investment Board                                                                  2,292,857               5.72
  P.O. Box 7842
  Madison, WI 53707
John A. Hawkins(2).........................................................................             29,666                  *
Brian T. Josling(3)........................................................................             39,166                  *
Frederick R. Fromm(4)......................................................................             28,966                  *
Gen. Harold R. Johnson (Ret.)(5)...........................................................              6,800                  *
George P. Roberts(6).......................................................................          1,150,672               2.87
Alan T. Wright(7)..........................................................................             89,626                  *
Ben L. Jarvis(8)...........................................................................             52,756                  *
Leighton J. Stephenson(9)..................................................................              1,487                  *
Caroline Baldwin Kahl(10)..................................................................              1,450                  *
Randall L. Carl(11)........................................................................            126,249                  *
All current directors and executive officers as a group (7 persons) (12)...................          1,445,106                3.6


-----------

* Less than one percent of the outstanding common stock.

(1) Percentage of ownership is based on 40,117,644 shares of common stock outstanding on June 30, 2003. Shares of common stock subject to stock options that are currently exercisable or will become exercisable within 60 days after June 30, 2003 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2) Includes 29,666 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003.

(3) Includes 33,166 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003.

(4) Includes 28,966 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003.

(5) Includes 6,800 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003. Gen. Johnson (Ret.) resigned from P-Com's Board effective January 16, 2003.

(6) Includes 1,090,568 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003. Mr. Roberts resigned as Chief Executive Officer on September 1, 2003. Mr. Roberts remains the Chairman of the board of directors.

(7) Includes 88,579 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003. Mr. Wright resigned from P-Com effective June 24, 2003.

(8) Includes 52,756 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003. Mr. Jarvis resigned from P-Com effective June 30, 2003.

(9) Includes 0 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003. Mr. Stephenson resigned from P-Com effective April 1, 2003.

(10) Includes 0 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003. Ms. Kahl resigned from P-Com effective March 14, 2003.

(11) Includes 45,623 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003.

(12) Includes 1,289,038 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 30, 2003.

                     STOCK PERFORMANCE GRAPH FOR 1996 - 2002

         The graph depicted below shows a comparison of cumulative total stockholder returns for P-Com, the Standard & Poor's 500 Index and the Standard & Poor's Communications Equipment Manufacturers Index.

                                   GRAPH CHART
-----------

(1) The graph assumes that $100 was invested on January 1,1996, in P-Com common stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on P-Com common stock.

(2) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

         Notwithstanding anything to the contrary set forth in any of P-Com's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by P-Com under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by P-Com under those statutes.

                              CERTAIN TRANSACTIONS

         All future transactions between P-Com and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the board of directors, and will be on terms no less favorable to P-Com than could be obtained from unaffiliated third parties.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         The members of the board of directors, the executive officers of P-Com and persons who hold more than 10% of P-Com's outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, that require them to file reports with respect to their ownership of the common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that P-Com received from such persons for their 2002 fiscal year transactions in the common stock and their common stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2002 Fiscal Year, P-Com believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners.

                        DESCRIPTION OF P-COM'S SECURITIES

         This section describes the material terms of P-Com's capital stock, its restated certificate of incorporation as currently in effect and as amended immediately following the completion of the Acquisition. This section also summarizes relevant provisions of the Delaware General Corporation Law, which is referred to as Delaware law.

AUTHORIZED CAPITAL STOCK



Total Shares. P-Com is currently authorized to issue a total of 71,000,000 shares of capital stock consisting of:

         o 69,000,000 shares of common stock, par value $0.0001 per share; and

         o 2,000,000 shares of preferred stock, par value $0.0001 per share.

         If P-Com's proposal to amend its certificate of incorporation to increase the number of authorized shares of common stock is approved, P-Com will be authorized to issue a total of 702,000,000 shares of capital stock consisting of:

         o 700,000,000 shares of common stock, par value $0.0001 per share; and

         o 2,000,000 shares of preferred stock, par value $0.0001 per share.

P-COM COMMON STOCK

         Holders of P-Com common stock are entitled to one vote for each share held on all matters submitted to a vote of the P-Com stockholders. Holders of P-Com common stock are entitled to receive dividends, ratably, if any, as may be declared by the P-Com board of directors out of legally available funds, subject to any preferential dividend rights of any outstanding preferred stock. If P-Com liquidates, dissolves or winds up, the holders of P-Com common stock are entitled to share ratably in all assets remaining after satisfaction of liabilities and the liquidation preference of any then outstanding shares of preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock onto any other securities. There are no redemption or sinking fund provisions applicable to the P-Com common stock. The rights, preferences and privileges of holders of P-Com common stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which P-Com may designate and issue in the future without further stockholder approval.

         Following the completion of the Acquisition, P-Com anticipates that approximately 584,964,229 shares of its common stock will be outstanding, of which, approximately 498,729,887 shares of common stock will be reserved for issuance upon conversion or exercise of outstanding convertible securities.

P-COM PREFERRED STOCK

         The P-Com board of directors is authorized to issue from time to time, without further stockholder approval, up to an aggregate of 2,000,000 shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption, including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of any series. P-Com may issue P-Com preferred stock in ways which may delay, defer or prevent a change in control of P-Com without further action by P-Com stockholders and may adversely affect the voting and other rights of the holders of P-Com common stock. The issuance of P-Com preferred stock with voting and conversion rights may adversely affect the voting power of the holders of P-Com common stock, including the loss of voting control to others. P-Com has no present plans to issue any shares of preferred stock.

 Series A Preferred Stock. P-Com has designated 500,000 shares of its preferred stock as Series A Junior Participating Preferred Stock, which are issuable under certain circumstances under P-Com's stockholder rights plan. No shares of Series A Preferred Stock are currently issued or outstanding.

 Series B Preferred Stock. P-Com has designated 1,000,000 shares of its preferred stock as Series B Convertible Preferred Stock, of which approximately 1,000,000 shares were issued and outstanding as of the record date.

         The holders of P-Com's Series B Preferred Stock are entitled to receive dividends when and if declared by P-Com's board of directors and to share pro-rata (on an as-converted basis) in all dividends and other distributions when and if declared by P-Com's board of directors with respect to P-Com's common stock.

         The Series B Preferred Stock has a face value of $21.138 per share and is convertible into a number of shares of common stock equal to the face value plus accrued dividends, if any, divided by a conversion price of $0.20 per share. Each share of Series B Preferred Stock may be converted into shares of P-Com common stock at the option of the holder at any time. Furthermore, P-Com may require the conversion of all outstanding shares of Series B Preferred Stock into shares of its common stock if the following conditions, among others, are met:

         o the closing bid price of P-Com common stock equals or exceeds $0.40 per share for the 10 consecutive trading days prior to the conversion;

         o a registration statement covering the resale of all shares of P-Com common stock issuable upon conversion of the Series B Preferred Stock is declared effective by the SEC; and

         o the shares of P-Com common stock issuable upon conversion of the Series B Preferred Stock are authorized and reserved for issuance.

         The holders of the Series B Preferred Stock have agreed to convert their shares of Series B Preferred Stock into shares of common stock, subject to certain limitations, upon approval by stockholders of the amendment to P-Com's certificate of incorporation to increase the number of shares of common stock authorized for issuance from 69,000,000 to 700,000,000 shares.

         The holders of the Series B Preferred Stock have the right to require P-Com to purchase all or part of their shares of Series B Preferred Stock for cash upon the occurrence of certain events, including, among others, the following:

         o P-Com or any of its subsidiaries makes an assignment for the benefit of creditors;

         o P-Com or any of its subsidiaries institutes bankruptcy, insolvency, reorganization or liquidation proceedings or any other proceeding for the relief of debtors;

         o P-Com sells substantially all of its assets, merges or consolidates with another company, or engages in a transaction or series of transactions that results in a third-party owning more than 50% of its outstanding common stock;

         o P-Com fails to make any payment on any of its indebtedness in excess of $250,000.

         In the event of the liquidation of P-Com, the holders of Series B Preferred Stock have the preferential right to receive the face value of their shares of Series B Preferred Stock plus any accrued and unpaid dividends before any amounts are distributed to the holders of P-Com's common stock or Series A Preferred Stock.

         The holders of Series B Preferred Stock are not entitled to any voting rights.

 Series C Preferred Stock. P-Com has designated 10,000 shares of its preferred stock as Series C Convertible Preferred Stock, of which approximately 8,370 shares were issued and outstanding as of the record date.

         The holders of P-Com's Series C Preferred Stock are entitled to receive dividends at the rate of 6% per annum commencing one year after their issuance and at the rate of 8% per annum commencing two years after their issuance.

         The Series C Preferred Stock has a face value of $1,750 per share and is convertible into a number of shares of common stock equal to the face value plus accrued dividends, if any, divided by a conversion price of $0.10 per share. Each share of Series C Preferred Stock may be converted into shares of P-Com common stock at the option of the holder at any time, subject to stockholder approval of P-Com's proposal to increase the number of authorized shares of common stock. Furthermore, P-Com may require the conversion of all outstanding shares of Series C Preferred Stock into shares of its common stock if the following conditions, among others, are met:

         o the closing bid price of P-Com common stock equals or exceeds $0.20 per share for the 10 consecutive trading days prior to the conversion;

         o a registration statement covering the resale of all shares of P-Com common stock issuable upon conversion of the Series C Preferred Stock is declared effective by the SEC; and

         o the shares of P-Com common stock issuable upon conversion of the Series C Preferred Stock are authorized and reserved for issuance.

         The holders of the Series C Preferred Stock have the right to require P-Com to purchase all or part of their shares of Series C Preferred Stock for cash upon the occurrence of certain events, including, among others, the following:

         o P-Com or any of its subsidiaries makes an assignment for the benefit of creditors;

         o P-Com's stockholders do not approve P-Com's proposals to increase the number of authorized shares of common stock and to approve the issuance of the Series C Preferred Stock;

         o P-Com or any of its subsidiaries institutes bankruptcy, insolvency, reorganization or liquidation proceedings or any other proceeding for the relief of debtors;

         o P-Com sells substantially all of its assets, merges or consolidates with another company, or engages in a transaction or series of transactions that results in a third-party owning more than 50% of its outstanding common stock;

         o P-Com fails to make any payment on any of its indebtedness in excess of $250,000.

         In the event of the liquidation of P-Com, the holders of Series C Preferred Stock have the preferential right to receive the face value of their shares of Series C Preferred Stock plus any accrued and unpaid dividends before any amounts are distributed to the holders of P-Com's common stock, Series A Preferred Stock or Series B Preferred Stock.

         The holders of Series C Preferred Stock are entitled to vote together with the holders of P-Com common stock on all matters submitted to P-Com's stockholders and to cast a number of votes equal to the number of shares of P-Com common stock issuable upon conversion of their shares of Series C Preferred Stock.

P-COM STOCKHOLDER RIGHTS PLAN

         P-Com currently has in effect a stockholder rights plan, which is governed by the terms and conditions contained in the Amended and Restated Rights Agreement, dated as of January 24, 2001, between P-Com and Fleet National Bank, as rights agent. In the event that P-Com is acquired in a asset purchase or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, each holder of P-Com common stock will have the right to receive that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the right. In the event that any person becomes the beneficial owner of 15% or more of the outstanding shares of P-Com's common stock proper provision shall be made so that each holder of P-Com common stock, other than the acquiring person, will thereafter have the right to receive that number of shares of common stock or preferred stock (or cash, other securities or property) of P-Com having a market value of two times the exercise price of the right.

         The rights plan has certain anti-takeover effects. The rights plan will cause substantial dilution to a person or group that attempts to acquire P-Com on terms not approved by P-Com's board of directors. The rights plan should not interfere with any asset purchase or other business combination approved by the board of directors because the rights granted to each holder of common stock may be redeemed by P-Com prior to such asset purchase or other business combination.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF DELAWARE LAW AND P-COM'S CERTIFICATE OF INCORPORATION AND BYLAWS

         Provisions of Delaware law and P-Com's organizational documents could make the acquisition of P-Com and the removal of incumbent officers and directors more difficult. These provisions are expected to discourage some coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of P-Com to negotiate with it first. P-Com believes that the benefits of increased protection of its potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure P-Com outweigh the disadvantages of discouraging such proposals because, among other things, that negotiation could result in an improvement of their terms.

         P-Com is subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, this statute prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date that the person became an interested stockholder unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes an asset purchase, asset or stock sale, or other transaction resulting in a financial benefit to the stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior, did own) 15% or more of the corporation's voting stock.

         P-Com's restated certificate of incorporation also provides that P-Com's board of directors shall be classified into three classes of directors, with the term of office of each class expiring in successive years. In any given year, only those directors of a particular class will have their terms of office expire, preventing the replacement or removal of a majority of the board in any single election. Furthermore, under Delaware law, directors of a corporation with a classified board may be removed only for cause unless the corporation's restated certificate of incorporation provides otherwise. P-Com's restated certificate of incorporation does not provide otherwise.

         These provisions may have the effect of delaying, deferring or preventing a change in control of P-Com without further action by its stockholders.

TRANSFER AGENT AND REGISTRAR

         The transfer agent and registrar for P-Com's common stock is EquiServe Trust Company, N.A.

QUOTATION

         P-Com common stock is quoted on the OTC Bulletin Board under the symbol "PCOM." The par value of P-Com's common stock is $0.0001 per share. The holders of the common stock shall be entitled to receive dividends, when and as declared by the board of directors of P-Com. The common stock is not redeemable (except for repurchases of common stock held by employees upon termination of employment).

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in a company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the company in a timely manner. Each stockholder may submit no more than one proposal, and that proposal, including any accompanying supporting statement, may not exceed 500 words. Additionally, eligibility to submit a proposal must be demonstrated by the stockholder by delivering to P-Com or SPEEDCOM, as applicable, a written statement from the record holder of the stockholder's securities, verifying that, at the time the proposal was submitted, the stockholder, for at least one year, continuously held P-Com or SPEEDCOM securities, as applicable, with a market value of $2,000 or more. The stockholder must also submit a written statement stating that the stockholder intends to continue to hold the securities through the date of the meeting of the stockholders.

P-Com. Proposals of P-Com stockholders that are intended to be presented at P-Com's 2004 annual meeting of stockholders must be received by P-Com at its corporate offices no later than May 6, 2004, 2004 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to the 2004 annual meeting. If a stockholder intends to submit a proposal at the 2004 annual meeting of stockholders which is not submitted in time to be eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to P-Com no later than June 4, 2004, in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended. If a stockholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting. All notices of proposals by stockholders, whether or not to be included in P-Com's proxy materials, should be sent to:

P-Com, Inc., 3175 S. Winchester Boulevard, Campbell, California 95008,
Attention: Secretary.

 SPEEDCOM. Proposals of SPEEDCOM stockholders that are intended to be presented at SPEEDCOM's 2004 annual meeting of stockholders must be received by SPEEDCOM at its corporate offices no later than December 2, 2003 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to the 2004 annual meeting. If a stockholder intends to submit a proposal at the 2004 annual meeting of stockholders which is not submitted in time to be eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to SPEEDCOM no later than December 2, 2003, in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended. If a stockholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting. All notices of proposals by stockholders, whether or not to be included in SPEEDCOM's proxy materials, should be sent to: SPEEDCOM Wireless Corporation, 7020 Professional Parkway East, Sarasota, Florida 34240, Attention: Secretary.

                  INCORPORATION OF OTHER DOCUMENTS BY REFERENCE

         The SEC allows SPEEDCOM to "incorporate by reference" information that they file with the SEC, which means that SPEEDCOM can disclose important information to you by referring you to those documents. You may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The information incorporated by reference is an important part of this joint proxy statement. We incorporate by reference the documents listed below under Item 13(b) and Item 14(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended:

         o SPEEDCOM's Annual Report on Form 10-KSB for the year ended December 31, 2002, filed with the SEC on April 11, 2003.

         o SPEEDCOM's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003, filed with the SEC on August 14, 2003.

         If so requested, SPEEDCOM will provide a copy of the incorporated filing(s), without charge, by first class mail or equally prompt means within one business day of its receipt of your request. Please send your requests by writing to Mr. Gil Sharell, at SPEEDCOM's principal executive offices, located at 7020 Professional Parkway East, Sarasota, Florida 34240.

                                  OTHER MATTERS

         P-Com and SPEEDCOM know of no other matters that will be presented for consideration at the annual meeting of P-Com stockholders and the special meeting of SPEEDCOM stockholders. If any other matters properly come before the annual meeting of P-Com stockholders or the special meeting of SPEEDCOM stockholders, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors of P-Com or SPEEDCOM, as the case may be, may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                      THE BOARD OF DIRECTORS OF P-COM, INC.

                       THE BOARD OF DIRECTORS OF SPEEDCOM
                              WIRELESS CORPORATION

Dated: October 31, 2003

                        FINANCIAL STATEMENTS P-COM, INC.

                 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND
                          FINANCIAL STATEMENT SCHEDULE




                                                                                                                    PAGE

Financial Statements:
        Report of Independent Auditors.........................................................................      F-2
        Consolidated Balance Sheets at December 31, 2002, 2001 and 2000........................................      F-3
        Consolidated Statements of Operations for the years ended December 31, 2002, 2001, and 2000............      F-4
        Consolidated Statements of Stockholders' Equity and Comprehensive Loss for the years ended December 31,      F-5
2002, 2001, and 2000...........................................................................................
        Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001, and 2000............      F-6
        Notes to Consolidated Financial Statements.............................................................      F-7
Financial Statement Schedule:
        Schedule II Valuation and Qualifying Accounts..........................................................     F-32
Condensed Consolidated Financial Statements (unaudited)
Condensed Consolidated Balance Sheets as of June 30, 2003 and December 31, 2002................................     F-33
Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2003 and 2002......     F-34
Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2003 and 2002................     F-35
Notes to Condensed Consolidated Financial Statements...........................................................     F-36


All other schedules have been omitted because they are not required, are not applicable, or the information is included in the consolidated financial statements or notes thereto.

                         REPORT OF INDEPENDENT AUDITORS
           TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF P-COM, INC.

         In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of P-Com, Inc. and its subsidiaries at December 31, 2002, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for goodwill effective January 1, 2002.

         As discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting associated with revenue recognition effective January 1, 2000.

/s/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
March 31, 2003, except as to Notes 1c, 12b, 17d, 17e, 17f and 17g as to which the date is September 3, 2003.

                                  P-COM, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                                        2002               2001               2000
                                                                                  ------------       ------------       -----------
ASSETS
Current assets:
        Cash and cash equivalents........................................               $861             $2,525            $25,754
  Restricted cash........................................................                415              2,911                  o
  Accounts receivable, net of allowance of $379, $1,080 and $3,810,                    4,797              5,508             48,614
respectively.............................................................
  Inventory..............................................................             12,433             30,392             60,320
  Prepaid expenses and other assets......................................              3,402              7,016             13,242
  Assets of discontinued operations......................................              2,923              9,775             21,868
                                                                                  ------------       ------------       -----------
  Total current assets...................................................             24,831             58,127            169,798
Property and equipment, net..............................................             10,511             16,596             20,970
Goodwill and others assets...............................................                381             17,511             25,451
                                                                                  ------------       ------------       -----------
  Total assets...........................................................            $35,723            $92,234           $216,219
                                                                                  ============       ============       ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable.......................................................             $8,144             $8,007            $30,073
  Other accrued liabilities..............................................              6,774             21,238             33,199
 Note payable...........................................................                   -                  -             10,911
  Loan payable to bank...................................................              2,604                  -                  -
  Deferred contract obligations..........................................              8,000              8,000              8,000
  Convertible subordinated notes.........................................                  o             29,299                  o
  Liabilities of discontinued operations.................................              1,085                754              8,683
                                                                                  ------------       ------------       -----------
  Total current liabilities..............................................             26,607             67,298             90,866
Long-term liabilities:
  Convertible subordinated notes.........................................             22,390                  o             29,299
  Other long term liabilities............................................              2,076                680                807
                                                                                  ------------       ------------       -----------
  Total liabilities......................................................             51,073             67,978            120,972
                                                                                  ------------       ------------       -----------
Stockholders' equity (deficit):
  Series A Preferred Stock...............................................                  -                  -                  -
  Common Stock...........................................................                 16                  8                  8
  Additional paid-in capital.............................................            333,740            319,994            316,515
  Accumulated deficit....................................................          (348,766)          (294,460)          (218,922)
  Accumulated other comprehensive loss...................................              (340)            (1,286)            (2,354)
                                                                                  ------------       ------------       -----------
  Total stockholders' equity (deficit)...................................           (15,350)             24,256             95,247
                                                                                  ------------       ------------       -----------
Total liabilities and stockholders' equity...............................            $35,723            $92,234           $216,219
                                                                                  ============       ============       ===========



The accompanying notes are an integral part of these consolidated financial statements.

          P-COM, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)


                                                                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                                      2002               2001               2000
                                                                                  ------------       ------------       -----------

Sales....................................................................              $29,686            $73,236           $183,606
Cost of sales............................................................               30,777             94,890            160,965
                                                                                  ------------       ------------       -----------
  Gross profit (loss)....................................................              (1,091)           (21,654)             22,641
Operating expenses:
  Research and development...............................................               12,745             19,800             20,241
  Selling and marketing..................................................                6,621              7,637             11,371
  General and administrative.............................................               10,750             26,070             18,181
  Receivable valuation charges...........................................                    o              8,034             19,550
  Goodwill impairment....................................................               11,409                  o                  o
                                                                                  ------------       ------------       -----------
  Total operating expenses...............................................               41,525             61,541             69,343
                                                                                  ------------       ------------       -----------
Loss from continuing operations..........................................             (42,616)           (83,195)           (46,702)
Interest expense.........................................................              (2,457)            (1,946)            (4,629)
Gain on sale of subsidiary...............................................                    o              9,814                  o
Gain on retirement of convertible notes..................................                1,393                  o              1,890
Other expense, net.......................................................              (1,312)              (618)            (3,736)
                                                                                  ------------       ------------       -----------
Loss from continuing operations before income taxes, loss from discontinued operations and cumulative effect of change in accounting
principle................................................................             (44,992)           (75,945)           (53,177)
Provision (benefit) for income taxes.....................................                (470)              (618)             10,917
                                                                                  ------------       ------------       -----------
Loss from continuing operations before loss from discontinued operations              (44,522)           (75,327)           (64,094)
and cumulative effect of change in accounting principle..................
Loss from discontinued operations........................................              (4,284)              (211)            (4,321)
                                                                                  ------------       ------------       -----------
Loss on discontinued operations before cumulative effect of change in
accounting principle.....................................................             (48,806)           (75,538)           (68,415)
Cumulative effect of change in accounting principle......................              (5,500)                  -            (1,534)
                                                                                  ------------       ------------       -----------
Net loss.................................................................            $(54,306)          $(75,538)          $(69,949)
                                                                                  ============       ============       ===========


Basic and diluted loss per share:
Loss from continuing operations..........................................               (1.74)             (4.55)             (4.11)
Loss from discontinued operations........................................               (0.17)             (0.01)             (0.28)
Cumulative effect of change in accounting principle......................               (0.22)                  -             (0.10)
                                                                                  ------------       ------------       -----------

Basic and diluted net loss per share applicable to common stockholders...              $(2.13)            $(4.56)            $(4.48)
                                                                                  ============       ============       ===========


Shares used in basic and diluted per share computation...................               25,546             16,551             15,600
                                                                                  ============       ============       ===========



The accompanying notes are an integral part of these consolidated financial statements.

P-COM, INC. CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE LOSS (In thousands)

                                                                           ACCUMULATED
                                                                             RETAINED         OTHER
                                                            ADDITIONAL       EARNINGS    COMPREHENSIVE
                                       COMMON STOCK          PAID-IN       (ACCUMULATED      INCOME     COMPREHENSIVE
                                      SHARES     AMOUNT      CAPITAL         DEFICIT)         (LOSS)          LOSS          TOTAL
                                      ------     ------      -------         --------         ------          ----          -----
Balance at December 31, 1999......    13,480         $7      $238,721     $(148,973)          $(540)                        $89,215
Issuance of common stock for cash,     2,106          1        61,206              -               -                         61,207
net of issuance costs of $125.....
Issuance of warrants for common            -          -         1,902              -               -                          1,902
stock in conjunction with line of
credit borrowings.................
Conversion of notes payable to           135          -         4,382              -               -                          4,382
common stock......................
Issuance of common stock upon             32                      600                                                           600
exercise of warrant...............
Stock based compensation expense           -          -           372                              -                            372
from acceleration of option vesting
Issuance of common stock upon            295          -                        8,098               -                          8,098
exercise of stock options.........
Issuance of common stock under            78          -         1,234              -               -                          1,234
employee stock purchase plan......
Cumulative translation adjustment.                    -             -              -         (1,814)         (1,814)        (1,814)
Net loss..........................                    -             -       (69,949)                        (69,949)       (69,949)
                                                                                                            --------
Comprehensive income (loss).......                                                                         $(71,763)
                                      ------     ------      -------         --------         ------        --------      ---------

Balance at December 31, 2000......    16,126          8       316,515      (218,922)         (2,354)                         95,247
Issuance of common stock for cash.       760          -         3,000              o               -                          3,000
Stock-based compensation expense..         -          -            29              o               -                             29
Issuance of common stock under            79          -           450              o               -                            450
employee stock purchase plan......
Cumulative translation adjustment.         -          -                            o           1,068           1,068          1,068
Net loss..........................         -          -                     (75,538)               -        (75,538)       (75,538)

Comprehensive loss................                                                                         $(74,470)

                                      ------     ------      -------         --------         ------        --------      ---------
Balance at December 31, 2001......    16,965         $8      $319,994     $(294,460)        $(1,286)                        $24,256
                                      ------     ------      -------         --------         ------        --------      ---------
Balance at December 31, 2001......    16,965         $8      $319,994     $(294,460)        $(1,286)                        $24,256
Issuance of Common Stock for cash,    14,797          7         7,706              -               -                          7,713
net of issuance costs of $821.....
Issuance of warrants for Common            -          -            64              -               -                             64
Stock in conjunction with line of
credit borrowings.................
Issuance of Common Stock as part of    1,282          1         1,272              -               -                          1,273
vendor settlements................
Conversion of notes payable to         1,367          3         4,186              -               -                          4,189
Common Stock......................
Issuance of warrants for Common            -          -           480              -               -                            480
Stock for services rendered.......
Issuance of Common Stock under            27          -            35              -               -                             35
employee stock purchase plan......
Cumulative translation adjustment.         -          -             -              -             946             946            946
Net loss..........................         -          -             -       (54,306)                        (54,306)       (54,306)

Comprehensive loss................                                                          (53,360)

                                      ------     ------      -------         --------         ------        --------      ---------
Balance at December 31, 2002......    34,438        $19      $333,737     $(348,766)          $(340)                      $(15,350)
                                      ======     ======      ========      ==========         ======        ========      =========

   The accompanying notes are an integral part of these financial statements.

                                   P-COM, INC
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (In thousands, unaudited)


                                                                                           2002           2001          2000
                                                                                         ---------      ---------      ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss..............................................................................   $(54,306)      $(75,538)      $(69,949)
Adjustments to reconcile net loss to net cash used in operating activities:
  Gain (Loss) on sale of subsidiary...................................................           -        (9,814)        (2,645)
  Depreciation........................................................................       6,602          8,845         10,313
  Loss on disposal of property and equipment..........................................         153          1,367          5,251
  Deferred income taxes...............................................................           -              -          9,858
  Amortization of stock warrants......................................................         546            159          1,745
  Compensation expense related to stock options.......................................           -             29            372
  Notes conversion expense............................................................         771              -              -
  Gain on retirement of convertible notes.............................................     (1,393)              -        (1,890)
  Cumulative effect of change in accounting principle.................................       5,500              -          1,534
  Write-off of notes receivable.......................................................         159              -              -
  Loss on discontinued operations.....................................................       4,284            211          4,321
  Amortization of goodwill............................................................           -          2,411          4,147
  Goodwill impairment.................................................................      11,409          5,621         15,000
  Write-down of long term investments.................................................           -            234          1,320
  Inventory valuation and other charge................................................       5,770         30,000         21,679
  Accounts receivable valuation charge................................................           -         11,837              -
Changes in assets and liabilities:
  Accounts receivable, net of reserve.................................................         979         31,088       (16,495)
  Inventory...........................................................................      12,664          5,567       (38,648)
  Prepaid expenses and other assets...................................................       3,874          6,953          1,602
  Accounts payable....................................................................         440       (23,581)          7,904
  Other accrued liabilities...........................................................    (11,963)       (15,634)          8,624
                                                                                         ---------      ---------      ---------
  Net cash used in operating activities...............................................    (14,511)       (20,245)       (35,957)
                                                                                         ---------      ---------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of property and equipment...............................................       (596)        (2,502)        (8,037)
  Cash paid on disposal of discontinued operations....................................           -              -        (2,000)
  Proceeds from sale of property and equipment........................................         251              -            700
  Proceeds from sale of subsidiary....................................................           -         12,088          6,860
  Increase (decrease) in restricted cash..............................................       2,496        (2,911)              -
  Net assets (liabilities) of discontinued operation..................................       2,900          (435)        (3,716)
                                                                                         ---------      ---------      ---------
  Net cash provided by (used in) investing activities.................................       5,051          6,240        (6,193)
                                                                                         ---------      ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments of Notes...................................................................     (2,111)       (10,992)       (12,487)
  Proceeds from issuance of common stock, net of expenses.............................       7,713          3,000         61,206
  Proceed from exercise of stock options and warrants.................................           -              o          9,932
  Proceeds from Employee Stock Purchase Plan..........................................          35            450              o
  Proceeds from loan payable to bank..................................................       2,604              o              o
  Proceeds from (issuance of) notes receivable........................................           -            864          (250)
  Payments under capital lease obligations............................................       (497)        (2,568)          (193)
                                                                                         ---------      ---------      ---------
  Net cash provided by (used in) financing activities.................................       7,744        (9,246)         58,208
                                                                                         ---------      ---------      ---------
  Effect of exchange rate changes on cash.............................................          52             22          (970)
                                                                                         ---------      ---------      ---------
Net increase (decrease) in cash and cash equivalents..................................     (1,664)       (23,229)         15,088
Cash and cash equivalents at beginning of the year....................................       2,525         25,754         10,666
                                                                                         ---------      ---------      ---------
Cash and cash equivalents at end of the year..........................................        $861         $2,525        $25,754
                                                                                         =========      =========      =========




   The accompanying notes are an integral part of these financial statements.

                                  P-COM, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



A. THE COMPANY

         P-Com, Inc. ("P-Com") was incorporated in Delaware on August 23, 1991 to engage in the design, manufacture and marketing of millimeter network access wave radio systems for use in the worldwide wireless telecommunications market. P-Com also provides network services including system and program planning and management, path design, and installation for the wireless communication market through its service sales segment.

B. REVERSE STOCK SPLIT

         On June 27, 2002, P-Com implemented a 1 for 5 reverse stock split of its common stock. Unless specifically noted otherwise, all references to share and per share data for all periods presented have been adjusted to give effect to this reverse split.

C. DISCONTINUED OPERATIONS

         As disclosed in note 12, the financial statements for December 31, 2002, 2001 and 2000 have been reclassified to reflect P-Com's services business unit as a discontinued operation.

D. LIQUIDITY

         Through December 31, 2002, P-Com has incurred substantial losses and negative cash flows from operations and, as of December 31, 2002, had an accumulated deficit of $348.8 million. For the year ended December 31, 2002, P-Com recorded a net loss of $54.3 million and used $14.5 million cash in operating activities. At December 31, 2002, P-Com had approximately $0.9 million in cash and cash equivalents, drawn from the bank line discussed below. The loan payable to the bank was $2.9 million (inclusive of $0.3 million in respect of the discontinued services business) on December 31, 2002. In June 2002, P-Com sold approximately 11,464,000 shares of unregistered common stock at a per share price of $0.70, for an aggregate net proceeds of approximately $7.3 million. In December 2002, P-Com sold approximately 3,333,333 shares of unregistered common stock at a per share price of $0.15, for an aggregate net proceeds of approximately $0.4 million.

         In order to conserve cash, P-Com has implemented cost cutting measures and is actively seeking additional debt and equity financing. On November 1, 2002, P-Com issued $22,390,000 aggregate face value of 7% Convertible Subordinated Notes due November 1, 2005, in exchange for the same amount of 4.25% Convertible Subordinated Notes which matured on November 1, 2002. The 7% Convertible Subordinated Notes are convertible into P-Com's common stock at $2.10 per share, subject to adjustment. If P-Com fails to generate sufficient revenues from new and existing products sales, induce other creditors to forebear or convert to equity, raise additional capital or obtain new debt financing, P-Com would have insufficient capital to fund its operations. Without sufficient capital to fund its operations, P-Com would no longer be able to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or to amounts and classification of liabilities that may be necessary if P-Com is unable to continue as a going concern.

         On September 20, 2002, P-Com entered into a credit facility agreement with Silicon Valley Bank for up to $5 million in borrowings. As of December 31, 2002, the loan amount payable to Silicon Valley bank was $2.9 million (inclusive of $0.3 million in respect of the discontinued services business). However as of

                                  P-COM, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

December 31, 2002, P-Com was not in compliance with the revenue and minimum tangible net worth covenants provided in the Silicon Valley Bank documents, and has on March 4, 2003 received a limited waiver from Silicon Valley Bank for the designated revenue default, and a limited forbearance from exercising its rights and remedies arising from the tangible net worth default until the earlier of
(i) March 15, 2003, or (ii) the occurrence of an event of default. On March 24, 2003, P-Com received a waiver from Silicon Valley Bank of the non-compliance with the minimum tangible net worth covenant as of December 31, 2002 and the cross default arising from the non-compliance. P-Com also received from Silicon Valley Bank in the same agreement a limited forbearance from exercising its rights and remedies arising from P-Com's non-compliance with the tangible net worth covenant as of January 31, 2003; until the earlier of (i) April 15, 2003, or (ii) the occurrence of an event of default other than the January 2003 default. Under the terms of the forbearance, Silicon Valley Bank reserved its right to immediately cease extending credit without further notice, and the right, in its discretion, to have the outstanding debt obligations bear interest at the default rate of interest, which includes an additional 4% penalty charge.

E. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         MANAGEMENT'S USE OF ESTIMATES AND ASSUMPTIONS The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material and affect the results of operations reported in future periods.

PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of P-Com and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

FOREIGN CURRENCY TRANSLATION

     The functional currencies of our foreign subsidiaries are the local currencies. Assets and liabilities of these subsidiaries are translated into United States dollars at exchange rates in effect at the balance sheet date. Income and expense items are translated at average exchange rates for the period.

         Accumulated net translation adjustments are recorded as a component of comprehensive income (loss) in stockholders' equity. Foreign exchange transaction gains and losses are included in the results of operations in the periods incurred, and were not material in all periods presented.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     P-Com measures its financial assets and liabilities in accordance with accounting principles generally accepted in the United States. The estimated fair value of its Convertible Subordinated Notes was approximately 30% of par or $6.7 million at December 31, 2002 compared to 30% of par or $8.8 million at December 31, 2001. The estimated fair value of cash, accounts receivable and payable, bank loans and accrued liabilities at December 31, 2002 and 2001 approximated cost due to the short maturity of these assets and liabilities.

                                  P-COM, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

CASH AND CASH EQUIVALENTS

         P-Com considers all highly liquid debt instruments with a maturity when acquired of three months or less to be cash equivalents.

RESTRICTED CASH

         As of December 31, 2001, P-Com had $2.9 million of restricted cash resulting from an attachment in the third quarter of 2001 related to a dispute with a vendor. The dispute has been fully resolved and the attachment dissolved in February 2002, resulting in approximately $1.4 million being released to P-Com, and $1.5 million paid to the vendor.

         As of December 31, 2002, P-Com has approximately $0.4 million of restricted cash that is designated as cash collateral for the credit facility agreement with Silicon Valley Bank.

REVENUE RECOGNITION

         Revenue from product sales is recognized upon transfer of title and risk of loss, which is upon shipment of the product provided no significant obligations remain and collection is probable. Provisions for estimated warranty repairs, returns and other allowances are recorded at the time revenue is recognized. Revenue from service sales is recognized ratably over the contractual period or as the service is performed.

INVENTORY

         Inventory is stated at the lower of cost or market, cost being determined on a first-in, first-out basis. Inventory is reduced, if necessary, to its net realizable value based on customer orders and demand forecasts using management's best estimate given the information currently available.

PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost and include tooling and test equipment, computer equipment, furniture, land and buildings, and construction-in-progress. Depreciation is computed using the straight-line method based upon the useful lives of the assets ranging from three to seven years, and in the case of building, 33 years. Leasehold improvements are amortized using the straight-line method based upon the shorter of the estimated useful lives or the lease term of the respective assets.

RESEARCH AND DEVELOPMENT AND SOFTWARE DEVELOPMENT COSTS

         Research and development costs are expensed as incurred. P-Com's software products are integrated into its hardware products. Software development costs incurred prior to the establishment of technological feasibility are expensed as incurred. Software development costs incurred subsequent to the establishment of technological feasibility and before general release to customers are capitalized, if material.

                                  P-COM, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

GOODWILL

         Goodwill represents the excess of the purchase price over the fair value of the net assets of acquired companies accounted for as purchase business combinations. P-Com adopted FAS 142 on January 1, 2002, and as a result, stopped recording goodwill amortization. P-Com periodically analyzes the carrying value of goodwill, and recorded $11.4 million of impairment charges in the fourth quarter of 2002 and $5.5 million of transitional impairment charges in the first quarter of the year ended December 31, 2002, representing the difference between the fair value of expected cash flows from the services business unit, and its book value.

IMPAIRMENT OF LONG-LIVED ASSETS

         In the event that facts and circumstances indicate that the long-lived assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down is required.

COMPREHENSIVE INCOME (LOSS)

         Under SFAS 130, Reporting Comprehensive Income, P-Com is required to display comprehensive income and its components as part of our full set of financial statements. The measurement and presentation of net income did not change. Comprehensive income comprises net income and other comprehensive income. Other comprehensive income includes certain changes in equity of P-Com that are excluded from net income. Specifically, SFAS 130 requires unrealized gains and losses on P-Com's foreign currency translation, that were reported separately in stockholders' equity, to be included in, accumulated other comprehensive income. Comprehensive income (loss) in 2002, 2001 and 2000 has been reflected in the Consolidated Statement of Stockholders' Equity and Comprehensive Loss.

ACCOUNTING FOR STOCK-BASED COMPENSATION

         P-Com accounts for stock-based employee compensation arrangements using the intrinsic value method as prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB No. 25") and Financial Accounting Standards Board Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation ("FIN 44"). Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair value of its stock at the date of grant over the stock option exercise price. P-Com accounts for stock issued to non-employees in accordance with the provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123") and Emerging Issues Task Force Consensus No. 96-18, Accounting for Equity Instruments that are offered to other than employees for acquiring or in conjunction with selling goods or services ("EITF 96-18"). Under SFAS No. 123 and EITF 96-18, stock option awards issued to non-employees are accounted for at their fair value, determined using the Black-Scholes option pricing method. The fair value of each non-employee stock option or award is remeasured at each period end until a commitment date is reached, which is generally the vesting date.

                                  P-COM, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


CONCENTRATION OF CREDIT RISK

         Financial instruments that potentially subject P-Com to significant concentrations of credit risk consist principally of cash equivalents and trade accounts receivable. P-Com places its cash equivalents in a variety of financial instruments such as market rate accounts and United States Government agency debt securities. P-Com, by policy, limits the amount of credit exposure to any one financial institution or commercial issuer.

         To date, P-Com has sold most of its products in international markets. Sales to several customers have been denominated in British pounds sterling and Euro and, at December 31, 2002, 2001 and 2000, amounts due from these customers represented 29%, 59% and 48%, respectively, of accounts receivable. Any gains and/or losses incurred on the settlement of these receivables are included in the financial statements as they occur.

         P-Com performs on-going credit evaluations of its customers' financial condition to determine the customer's credit worthiness. Sales are then generally made either on 30 to 90 day payment terms, COD or letters of credit. P-Com extends credit terms to international customers of up to 90 days, which is consistent with prevailing business practices.

         At December 31, 2002 and 2001, approximately 43% and 56%, respectively, of trade accounts receivable represent amounts due from three customers, respectively. For the year ended December 31, 2002, 2001 and 2000, two, two and three customers accounted for 26%, 41%, and 62% of total sales respectively.

F. RECENT ACCOUNTING PRONOUNCEMENTS

         In April 2002, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("FAS") 145, Recission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. Among other matters, SFAS 145 rescinded SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt thereby eliminating the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. As a result, the criteria in APB Opinion No. 30, Reporting Results of OperationsoReporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions will be used to classify those gains and losses. SFAS 145 is effective for P-Com commencing January 1, 2003. The adoption of SFAS 145 will result in the reclassification of extraordinary gains on retirement of notes to interest expense.

         In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN 45 requires that a liability be recorded in the guarantor's balance sheet upon issuance of a guarantee. In addition, FIN 45 requires disclosures about the guarantees that an entity has issued, including a reconciliation of changes in the entity's product warranty liabilities. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year-end. The disclosure requirements of FIN 45 are effective for financial statements of interim or annual periods ending after December 15, 2002. P-Com believes that the adoption of this standard will have no material impact on its financial statements.

                                  P-COM, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation, Transition and Disclosure. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 also requires that disclosures of the pro forma effect of using the fair value method of accounting for stock-based employee compensation be displayed more prominently and in a tabular format. Additionally, SFAS No. 148 requires disclosure of the pro forma effect in interim financial statements. The transition and annual disclosure requirements of SFAS No. 148 are effective for P-Com's financial statements for the year ending December 31, 2003. The interim disclosure requirements are effective for interim periods commencing January 1, 2003. P-Com believes that the adoption of this standard will have no material impact on its financial statements.

         In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective immediately for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period commencing July 1, 2003. P-Com believes that the adoption of this standard will have no material impact on its financial statements.

         In July 2002, the FASB issued SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption is not expected to have a material impact on P-Com's financial position and results of operations.

2. CHANGE IN ACCOUNTING PRINCIPLE

         GOODWILL Effective January 1, 2002, P-Com adopted Statements of Financial Accounting Standards Nos. 141 and 142 ("SFAS 141" and "SFAS 142"), Business Combinations and Goodwill and Other Intangible Assets, respectively. Pursuant to the impairment recognition provisions of SFAS 142, P-Com conducted an evaluation of the impact of adopting SFAS 142. Accordingly, under the transitional provisions of SFAS 142, a goodwill impairment loss of $5.5 million was recorded related to P-Com's services segment during the first quarter of 2002, representing the difference between the fair value of expected cash flows from the services business unit, and its book value. The fair value of the services segment was estimated using a discounted cash flows model over a four-year period from 2002 to 2005. A residual value was calculated assuming that the services business unit will continue as a going concern beyond the discrete projected period. A discount factor of 25% was used to compute the present value of expected future cash flows. The residual of the goodwill balance amount of $11.4 million was also assessed to be impaired in the fourth quarter of 2002, and a charge was recorded for the same amount.

                                  P-COM, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


         The following sets forth a reconciliation of net loss and loss per share information for the year ended December 31, 2002, 2001 and 2000 as adjusted for the non-amortization provisions of SFAS 142 (in thousands, except per share amounts):

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                                        2002           2001           2000
                                                                        ----           ----           ----
Reported net loss.............................................        $(54,306)      $(75,538)      $(69,949)
  Add back: Goodwill amortization.............................                -          2,411         $4,147
                                                                      ---------      ---------      ---------
Adjusted net loss.............................................         (54,306)       (73,127)       (65,802)
                                                                      ---------      ---------      ---------

Basic and diluted loss per share
Reported net loss.............................................          $(2.13)        $(4.56)        $(4.48)
  Add back: Goodwill amortization.............................                -           0.15           0.27
                                                                      ---------      ---------      ---------
Adjusted net loss.............................................          $(2.13)        $(4.42)        $(4.22)
                                                                      ---------      ---------      ---------
Weighted average number of shares.............................          25,546         16,551         15,600
                                                                      =========      =========      =========


         Changes in the carrying amount of goodwill for the year ended December 31, 2002, 2001 and 2000 are as follows (in $000):


                                                                          2002          2001           2000
                                                                      ---------      ---------      ---------

Balance at January 1,............................................     $   16,909     $  24,941      $  44,088
Goodwill amortization expense....................................              -       (2,411)        (4,147)
Transition impairment............................................        (5,500)             -              -
Impairment charge................................................       (11,409)       (5,621)       (15,000)
                                                                      ---------      ---------      ---------
Balance at December 31,..........................................     $       -      $  16,909      $  24,941
                                                                      =========      =========      =========




3. CHANGE IN ACCOUNTING PRINCIPLE

         REVENUE RECOGNITION Effective January 1, 2000, P-Com revised its method of accounting associated with revenue recognition for sales of equipment as a result of the adoption of Staff Accounting Bulletin ("SAB") No. 101 Revenue Recognition in Financial Statements. P-Com previously recognized revenue upon shipment of product, provided no significant obligations remained and collection was probable. This policy was changed to recognition upon transfer of title and risk of loss, which is generally upon shipment of the product provided no significant obligations remain and collection is probable. In accordance with SAB No. 101, P-Com has recorded a non-cash charge of approximately $1.5 million ($1.5 million, after tax) on January 1, 2000 to account for the cumulative effect of this change in method of accounting.

         The cumulative effect of this change in method of accounting primarily resulted from one contract where revenue had historically been recognized upon shipment, however, under the terms of the underlying contract, title did not transfer until subsequent receipt of payment. Under P-Com's revised revenue recognition method, revenue relating to such sales is deferred until title transfers. Primarily as a result of this, approximately $12.0 million in revenue and $10.5 million in related costs originally recognized in 1999 were deferred and re-recognized in the first quarter of 2000.

                                  P-COM, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. BALANCE SHEET COMPONENTS

         Inventory consists of the following (in thousands of dollars):

                                                                              AS OF DECEMBER 31,
                                                                        -------------------------------------
                                                                          2002           2001          2000
                                                                        --------       --------       -------

Raw materials..................................................          $36,599        $37,829        36,366
Work-in-process................................................            3,921         11,912        20,757
Finished goods.................................................           11,190         18,213        22,637
Inventory at customer sites....................................              290          1,035         6,550
                                                                        --------       --------       -------
                                                                          52,000         68,989        86,310
Less: Inventory reserves.......................................         (39,567)       (38,597)      (25,990)
                                                                        --------       --------       -------
                                                                          12,433         30,392        60,320
                                                                        ========       ========       =======




         Property and equipment consists of the following (in thousands of dollars):

                                                                                 AS OF DECEMBER 31,
                                                                        --------------------------------------
                                   USEFUL LIFE                            2002          2001            2000
                                   -----------                          --------       -------        --------

Tooling and test equipment......   3 - 5 years                          $32,658        $33,057        $37,545
Computer equipment..............   3 years                                8,033          7,979         11,809
Furniture and fixtures..........   5 years                                2,682          3,140          3,822
Land and buildings and leasehold   5 to 7, and 33 years                   1,754          2,293          2,863
improvements....................
Construction in process.........                                            118            799              -
                                                                        --------       -------        -------
                                                                         45,245         47,268         56,039
Less: Accumulated depreciation and amortization...............         (34,734)       (30,672)       (35,069)
                                                                        --------       -------        -------
                                                                        $10,511        $16,596        $20,970
                                                                        ========       =======        =======




         The above amounts include items under capital leases and related accumulated amortization of $6,990 and $3,370 at December 31, 2002, $7,158 and $1,979 at December 31, 2001, and $3,634 and $974 at December 31, 2000,
respectively.

         Goodwill and other assets consist of the following (in thousands):

                                                                                 DECEMBER 31,
                                                                        -------------------------------------
                                                                          2002           2001           2000
                                                                        -------        -------        -------

Goodwill:
CSM(P-Com Network Services, Inc.).............................          $22,295        $22,295        $22,295
Cylink........................................................           34,261         34,261         34,261
                                                                        -------        -------        -------
                                                                         56,556         56,556         56,556
Less: Accumulated amortization and impairment.................          (56,556)       (39,647)       (31,615)

Net goodwill..................................................                -         16,909         24,941
Other assets..................................................              381            602            510
                                                                        -------        -------        -------
                                                                           $381        $17,511        $25,451
                                                                        =======        =======        =======

                                  P-COM, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

         In 2002, management reviewed the carrying value of the goodwill related to the service business line. Based upon its assessment of future cash flows estimated to be provided by the business line, the carrying value of the goodwill of $16.9 million was assessed as impaired and a charge for the full amount was recorded.

         In 2001 and 2000, management reviewed the carrying value of the goodwill related to the business line acquired from Cylink Wireless Group in 1998. Based on the changes to the forecasted future cash flows and the replacement of the Cylink spread spectrum products with the AirPro Gold line, it was determined that the residual goodwill arising from the Cylink Wireless Group acquisition was impaired and recorded a $5.6 million charge in 2001, and a $15 million charge in 2000.

         Other accrued liabilities consist of the following (in thousands):

                                                                                      AS OF DECEMBER 31,
                                                                              --------------------------------
                                                                                2002        2001         2000
                                                                              ------     -------       -------
Purchase commitment.....................................................      $2,195     $10,002       $6,687
Deferred revenue........................................................         290       2,280       11,920
Accrued employee benefits...............................................         860       1,013        1,678
Accrued warranty(b).....................................................         936       2,843        6,323
Income taxes payable....................................................          64         281        1,566
Lease obligations.......................................................         435       2,095        1,428
Senior subordinated secured promissory note(a)..........................         202           o            o
Interest payable........................................................         276         208          208
Other...................................................................       1,516       2,516        3,389
                                                                              ------     -------      --------
                                                                              $6,774     $21,238      $33,199
                                                                              ======     =======      ========


-----------

(a) In lieu of the interest payment on the 4.25% Convertible Subordinated Notes that were due on November 1, 2002, P-Com issued the Senior Subordinated Secured Promissory Note to a note holder. The Senior Subordinated Secured Promissory Note bears interest at 7% per annum, and matures on May 1, 2003. After maturity, interest shall accrue at the rate of 9% per annum. The Senior Subordinated Secured Promissory
         Note is secured against certain property and equipment.

(b) A summary of product warranty reserve activity is as follows (in thousands):



                                                                                                       2002
                                                                                                     --------
Balance at January 1,........................................................................        $  2,843
Additions relating to products sold..........................................................             430
Payments.....................................................................................         (2,337)
                                                                                                     --------
Balance at December 31,......................................................................        $    936
                                                                                                     ========

 Deferred contract obligations

         Under a joint license and development contract, P-Com determined that a related Original Equipment Manufacturer agreement provided for subsequent payments of $8.0 million specifically earmarked for marketing our products manufactured under this joint license and development contract. As of December

                                  P-COM, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

31, 2002 and 2001, payment obligations of $8.0 million under this contract remained outstanding, and P-Com has in February 2003 written to contest the amount claimed by the vendor.

         Other long-term liabilities consist of the following (in thousands):

                                                                                          DECEMBER 31,
                                                                                        2002     2001    2000

Capital lease obligations.......................................................      $2,076     $680    $703
Other...........................................................................           o        o     104

                                                                                      $2,076     $680    $807





5. BORROWING ARRANGEMENTS

         On September 20, 2002, P-Com and Silicon Valley Bank entered into a Loan and Security Agreement for a $1 million borrowing line based on domestic receivables, and a Loan and Security Agreement under the Export-Import ("EXIM") program for a $4.0 million borrowing line based on export related inventories and receivables (together, the "Agreements"). Silicon Valley Bank makes cash advances equal to 70% of eligible accounts receivable balances for both the EXIM program and domestic lines, and up to $1.2 million for eligible inventories under the EXIM program. Advances under these Agreements bear interest at the bank's prime rate plus 2.5% per annum. The Agreements expire on September 20, 2003, and are secured by all receivables, deposit accounts, general intangibles, investment properties, inventories, cash, property, plant and equipment of P-Com. P-Com had also issued a $4 million secured promissory note underlying these Agreements to Silicon Valley Bank. These Agreements supersede the Accounts Receivable Purchase Agreement dated June 26, 2002. As of December 31, 2002, the loan amount payable to Silicon Valley Bank under these Agreements aggregated $2.9 million. P-Com is not in compliance with the Agreements' revenue and minimum tangible net worth covenants as of December 31, 2002, and has on March 4, 2003 received a limited waiver from Silicon Valley Bank for the designated revenue default, and a limited forbearance from exercising its rights and remedies arising from the tangible net worth default until the earlier of (i) March 15, 2003, or (ii) the occurrence of an event of default.

         On March 24, 2003, P-Com received a waiver from Silicon Valley Bank of the non-compliance with the minimum tangible net worth covenant as of December 31, 2002, and the cross default arising from the non-compliance. P-Com also received from Silicon Valley Bank in the same waiver agreement a limited forbearance from exercising its rights and remedies arising from P-Com's non-compliance with the tangible net worth covenant as of January 31, 2003; until the earlier of (i) April 15, 2003, or (ii) the occurrence of an event of default other than the January 2003 default. Under the terms of the forbearance, Silicon Valley Bank reserved its right to immediately cease extending credit without further notice, and the right, in its discretion, to have the outstanding debt obligations bear interest at the default rate of interest, which includes an additional 4% penalty charge.

         On March 29, 2001, P-Com and Foothill Capital Corporation entered into a Loan and Security Agreement with a borrowing capacity of up to $25.0 million. The Loan and Security Agreement was to mature in March 2004. Borrowings under the Loan and Security Agreement were limited to 85% of eligible accounts receivable. At December 31, 2002, there were no outstanding borrowings under the Loan and Security Agreement. P-Com was not in compliance with certain financial

                                  P-COM, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

covenants in this Loan and Security Agreement as of December 31, 2001. The Loan and Security Agreement was terminated on February 6, 2002.

         In January 2000, P-Com entered into a secured line-of-credit agreement for $12.0 million. The line matured and was repaid in full on January 31, 2001. Borrowings under the line bore interest at the greater of prime rate plus 2% (8% per annum at December 31, 2000). In connection with the loan agreement, P-Com issued the lender warrants to purchase 200,000 shares of common stock at $5.71 per share. The warrants are fully exercisable, are subject to anti-dilution clauses and expire on January 31, 2005. P-Com recorded a discount to amounts recorded under the loan agreement of approximately $2.0 million, which represented the estimated fair value of the warrants. Such discount was amortized to interest expense over the term of the loan resulting in $159,000 and $1,745,0000 of interest expense in 2001 and 2000, respectively.

         On November 5, 1997, P-Com issued $100 million in 4.25% Convertible Subordinated Notes due November 1, 2002. The 4.25% Convertible Subordinated Notes were convertible at the option of the holder into shares of P-Com common stock at an initial conversion price of $27.46 per share and at $24.73 per share subsequent to October 2000. Interest on the 4.25% Convertible Subordinated Notes is paid semi-annually on May 1 and November 1 of each year. In 2002, 2000 and 1999, P-Com issued common stock in exchange for a portion of these 4.25% Convertible Subordinated Notes and recorded extraordinary gains as noted below. P-Com has restructured the repayment of the 4.25% Convertible Subordinated Notes. As part of the restructuring, P-Com, on November 1,2002 issued $22,390,000 aggregate face value of 7% Convertible Subordinated Notes due November 1, 2005, in exchange for the same amount of 4.25% Convertible Subordinated Notes. The 7% Convertible Subordinated Notes are convertible to P-Com's common stock at $2.10 per share, subject to adjustment.

         A summary of Convertible Subordinated Notes activity is as follows:


                                                                                                    GAIN ON
                                                                                 SHARES           CONVERSION
                                                               AMOUNT            ISSUED         OR REDEMPTION
                                                              ----------    ----------------  ------------------
                                                                                (THOUSANDS)       (MILLIONS)
Issuance of $100 million in Convertible Subordinate Notes
in November 1997.........................................        $100                  -                   $-
                                                              ----------    ----------------  ------------------

  Balance at December 31, 1997...........................         100                  -                    -
Conversion of Notes in December 1998.....................        (14)                493                    5
                                                              ----------    ----------------  ------------------
  Balance at December 31, 1998...........................          86                493                    5
Conversion of Notes in January and February 1999.........        (26)                562                    7
Conversion of Notes in December 1999.....................        (24)                472                    6
                                                              ----------    ----------------  ------------------
  Balance at December 31, 1999...........................          36              1,527                   18
Conversion of Notes in January 2000......................         (7)                135                    2
                                                              ----------    ----------------  ------------------
  Balance at December 31, 2000 and 2001..................          29              1,662                   20
Conversion of Notes in May and July 2002.................         (3)              1,367                    -
Redemption of Notes in June and November 2002............         (4)                                      1
                                                              ----------    ----------------  ------------------
  Balance at December 31, 2002...........................         $22              3,029                  $21
                                                              ==========    ================  ==================

                                  P-COM, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. CAPITAL STOCK

         The authorized capital stock of P-Com consists of 69 million shares of common stock, $0.0001 par value (the "Common Stock"), and 2 million shares of preferred stock, $0.0001 par value (the "Preferred Stock"), including 500,000 shares of which have been designated Series A Junior Participating Preferred Stock (the "Series A") pursuant to the Stockholder Rights Agreement (see discussion below).

PREFERRED STOCK

         The Board of Directors has the authority to issue shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of such series, without further vote or action by the holders of Common Stock.

COMMON STOCK

         In June 2002, P-Com sold approximately 11,464,000 shares of unregistered Common Stock at a per share price of $0.70, for an aggregate net proceeds of approximately $7.3 million. In December 2002, P-Com sold approximately 3,333,333 shares of unregistered Common Stock at a per share price of $0.15, for an aggregate net proceeds of approximately $0.4 million. The shares have subsequently been registered for resale.

         In July 2001, P-Com issued approximately 759,600 shares of unregistered Common Stock at a per share price of $3.95, for aggregate proceeds of $3.0 million.

         In January 2000, P-Com sold approximately 1,506,200 shares of Common Stock at a per share price of $28.55, for an aggregate purchase price of $43.0 million. The shares were subsequently registered for resale in October 2000. As a result of the late registration of these shares, P-Com was required to issue the holders warrants to purchase 271,600 shares of Common Stock at an exercise price of $19.00 per share.

         In August 2000, P-Com sold 600,000 shares of unregistered Common Stock at a per share price of $30.55, for an aggregate purchase price of $18.2 million. The shares have subsequently been registered for resale.

         At December 31, 2002, P-Com had 6,113,000 shares of Common Stock reserved for issuance of warrants and options.

COMMON STOCK WARRANTS

         As a result of the issuance of the Common Stock in May 2002 as part of vendor settlements, the issuance of the Common Stock in June 2002 and December 2002 for cash, the restructuring of the conversion price of the 4.25% Convertible Subordinated Notes in November 2002, and warrants issued to Silicon Valley Bank in May 2002 and September 2002, the warrant exercise price and number of shares issuable mentioned below were adjusted in accordance with the formula contained in the anti-dilution clauses of the warrants.

         In March 2002, P-Com issued warrants to purchase 600,000 shares of common stock to a consultant in connection with financial advisory services

                                  P-COM, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. CAPITAL STOCK (continued

rendered. The warrants were valued using Black Scholes option pricing model. The fair value of $480,000 was expensed fully to general and administrative expense during the year ended December 31, 2002.

         In September 2002, in conjunction with the bank line of credit, P-Com issued warrants to purchase 300,000 shares of common stock to Silicon Valley Bank. The warrants were valued using Black Scholes option pricing model. The fair value of $64,000 was expensed fully during the year ended December 31, 2002.

         A summary of issued and outstanding warrants to purchase Common Stock is as follows:



                                                                                          OLD           NEW
                                              NUMBER       ANTI-DILUTION               EXERCISE      EXERCISE
                                      (IN THOUSANDS)         ADJUSTMENTS     TOTAL      $ PRICE      $  PRICE
                                      --------------         -----------     -----      -------      --------
June 1999 issuance.........                      248                 603       851        15.00          4.38
August 1999 issuance.......                       36                 104       140        25.00          6.43
January 2000 issuance......                       88                   -        88        42.50         42.50
January 2000 issuance......                       40                  52        92        28.55         12.44
October 2000 issuance......                      272                           272        19.00         19.00
October 2000 exercise......                     (32)                          (32)        19.00         19.00
March 2002 issuance........                      600                           600         1.02          1.02
September 2002 issuance....                      300                           300         0.72          0.72
December 2002 issuance.....                      750                           750         0.30          0.30
                                     ---------------        ------------    ------
Balance at December 31, 2002                   2,302                 759     3,061
                                     ===============        ============    ======




STOCKHOLDER RIGHTS AGREEMENT

         On September 26, 1997, the Board of Directors of P-Com adopted a Stockholder Rights Agreement (the "Rights Agreement"). Pursuant to the Rights Agreement, Rights (the "Rights") were distributed as a dividend on each outstanding share of its Common Stock held by stockholders of record as of the close of business on November 3, 1997. Each Right will entitle stockholders to buy Series A Preferred at an exercise price of $125.00 upon certain events. The Rights will expire ten years from the date of the Rights Agreement.

         In general, the Rights will be exercisable only if a person or group acquires 15% or more of P-Com's Common Stock or announces a tender offer, the consummation of which would result in ownership by a person or group of 15% or more of P-Com's Common Stock. In the case of the State of Wisconsin Investment Board, Firsthand Capital Management, Alpha Capital and StoneStreet Limited Partnership the threshold figure is 20% rather than 15%. If, after the Rights become exercisable, P-Com is acquired in a merger or other business combination transaction, or sells 50% or more of its assets or earning power, each unexercised Right will entitle its holder to purchase, at the Right's then-current exercise price, a number of the acquiring company's common shares having a market value at the time of twice the Right's exercise price. At any time within ten days after the public announcement that a person or group has acquired beneficial ownership of 15% or more of P-Com's Common Stock, the Board, in its sole discretion, may redeem the Rights for $0.0001 per Right.

7. EMPLOYEE BENEFIT PLANS

         STOCK OPTION PLANS On January 11, 1995, P-Com's Board of Directors adopted the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") as a successor to its 1992 Stock Option Plan (the "1992 Plan").

         The 1995 Plan authorizes the issuance of up to 2,986,892 shares of Common Stock as of December 31, 2002.

         The 1995 Plan contains three equity incentive programs: a Discretionary Option Grant Program, and a Stock Issuance Program for officers and employees of P-Com and independent consultants and advisors to P-Com and an Automatic Option Grant Program for non-employee members of its Board of Directors.

         Options under the Discretionary Option Grant Program may be granted at not less than 100% of the fair market value per share of common stock on the grant date with exercise periods not to exceed ten years. The plan administrator is authorized to issue tandem stock appreciation rights and limited stock appreciation rights in connection with the option grants.

         The Stock Issuance Program provides for the sale of common stock at a price not less than 100% of fair market value. Shares may also be issued solely for services. The administrator has discretion as to vesting provisions, including accelerations, and may institute a loan program to assist participants with financing stock purchases. The program also provides certain alternatives to satisfy tax liabilities incurred by participants in connection with the program.

         Under the Automatic Option Grant Program, as amended, participants will automatically receive an option to purchase 8,000 shares of common stock upon initially joining the Board of Directors and will receive an additional automatic grant each year at each annual stockholders' meeting for 800 shares. Each option will have an exercise price per share equal to 100% of the fair market value of the common stock on the grant date. The shares subject to each such initial grant shall vest, in a series of eight equal quarterly installments upon the optionee's completion of each three months of continued service as a board member over the 24-month period measured from the option grant date. The shares, which are subject to the annual 800 share option, are fully vested at the grant date.

                                  P-COM, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

         The following table summarizes stock option activity under P-Com's 1995 Plan (in thousands, except per share amounts):

                                                    2002                  2001                  2000
                                                    ----                  ----                  ----
                                                SHARES      PRICE     SHARES      PRICE     SHARES      PRICE
                                                ------      -----     ------      -----     ------      -----
Outstanding at beginning of year..........       1,436     $29.21      1,523     $33.10      1,327     $31.80
  Granted.................................       2,046       1.01        336      11.55        888      33.55
  Exercised...............................           -          -          -          -      (295)      27.50
  Canceled................................       (430)      16.82      (423)      28.80      (397)      34.00
                                                ------                 ------                ------
Outstanding at end of year................       3,052      12.05      1,436      29.20      1,523      33.10
                                                ======                 =====                 ======
Options exercisable at year-end...........       1,190      24.53        734      36.10        522      37.45
                                                ======                 =====                 ======

Weighted-average fair value of options
  granted during the year.................       $0.77                $10.15                $26.60
                                                ======                 =====                 ======





         The following table summarizes information about stock options outstanding and exercisable at December 31, 2002 (in thousands, except per share amounts):

                                                                                  OPTIONS                                OPTIONS
                                                                                OUTSTANDING                           EXERCISABLE
                                                                      -------------------------------------          --------------
                                                                                  WEIGHTED-
                                                                                  AVERAGE        WEIGHTED-             WEIGHTED-
                                                                                 REMAINING       AVERAGE               AVERAGE
                                                                                    LIFE         EXERCISE              EXERCISE
RANGE OF EXERCISE PRICES                                              SHARES     (IN YEARS)       PRICE      SHARES     PRICE
------------------------                                              ------     ----------       --------   -------- --------------
$ 0.37 -  14.38.................................................       2,040           7.18          $1.52        382          $2.42
 15.00 -  23.75.................................................         403           6.72          17.21        311          17.27
 25.00 -  29.06.................................................         186           6.78          28.37        137          28.46
 31.56 -  36.25.................................................         202           6.64          34.15        151          34.20
 41.25 -  49.69.................................................          97           3.64          47.19         97          47.19
 66.25 -  68.75.................................................          51           6.63          66.79         39          66.90
 86.25 - 105.45.................................................          73           4.67          91.12         73          91.12
                                                                      ------     ----------       --------   -------- --------------
                                                                       3,052           6.87         $12.05      1,190         $24.53
                                                                      ======     ==========       ========   ======== ==============


EMPLOYEE STOCK PURCHASE PLAN On January 11, 1995, P-Com's Board of Directors adopted the Employee Stock Purchase Plan (the "Purchase Plan"), which was approved by stockholders in February 1995. The Purchase Plan permits eligible employees to purchase Common Stock at a discount through payroll deductions during successive offering periods with a maximum duration of 24 months. Each offering period shall be divided into consecutive semi-annual purchase periods. The price at which the Common Stock is purchased under the Purchase Plan is equal to 85% of the fair market value of the Common Stock on the first day of the offering period or the last day of the purchase period, whichever is lower. A total of 300,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. Awards and terms are established by P-Com's Board of Directors. The Purchase Plan may be canceled at any time at the discretion of

                                  P-COM, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

its Board of Directors prior to its expiration in January 2005. Under the Plan, P-Com sold approximately 27,000, 79,000, and 78,000, shares in 2002, 2001, and 2000, respectively. The Board of Directors suspended the plan in January 2002.

         Because P-Com has adopted the disclosure-only provision of SFAS No. 123, no compensation expense has been recognized for its stock option plan or for its stock purchase plan. Had compensation costs for its two stock-based compensation plans been determined based on the fair value at the grant dates for awards under those plans, consistent with the method of SFAS 123, P-Com's net loss and net loss per share would have been reduced to the pro forma amounts indicated as follows:


                                                                           2002           2001           2000
                                                                           ----           ----           ----

Net loss applicable to common stockholders
        As reported...........................................        $(54,306)      $(75,538)      $(69,949)
  Pro forma...................................................        $(57,054)      $(81,676)      $(78,219)
Net loss per share
  As reportedoBasic and Diluted...............................        $  (2.13)      $  (4.55)      $  (4.50)
  Pro formaoBasic and Diluted.................................        $  (2.23)      $  (4.93)      $  (5.01)


         The fair value of each option grant is estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions used for grants in 2002, 2001, and 2000, respectively: expected volatility of 158%, 125%, and 95%; weighted-average risk-free interest rates of 3.1%, 4.1%, and 6.2%; weighted-average expected lives of 4.0, 3.5, and 3.7; respectively, and a zero dividend yield.

         The fair value of the employees' stock purchase rights was estimated using the Black-Scholes model with the following assumptions for 2002, 2001, and 2000, respectively: expected volatility of 197%, 157%, and 95% weighted-average risk-free interest rates of 1.7%, 3.5%, and 6.2%, weighted-average expected lives of 0.5, 0.5, and 0.5 years and a dividend yield of zero. The weighted-average fair value of those purchase rights granted in 2002, 2001, and 2000 was $0.83, $5.47, and $6.03, respectively. 401(K) PLAN P-Com sponsors a 401(k) Plan (the "401(k) Plan") which provides tax-deferred salary deductions for eligible employees. Employees may contribute up to 15% of their annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service. The 401(k) Plan permits, but does not require, P-Com to make matching contributions. To date, no matching contributions have been made.

                                  P-COM, INC.

8. RESTRUCTURING AND OTHER CHARGES

         In the fourth quarter of 2002, P-Com recorded a $5.8 million inventory related charge to product cost of sales. P-Com determined that there was a need to reevaluate its inventory carrying value in the light of the continuing world wide slowdown in the global telecommunications market, especially with regard to an assessment of future demand for the point-to-multipoint product range, and this resulted in a $5.0 million charge to product cost of sales for point-to-multipoint inventories, and a $0.8 million charge for spread spectrum inventories.

         In the first quarter of 2001, P-Com recorded a $10.0 million inventory related charge to product cost of sales, and incurred an $11.6 million receivable valuation charge included in general and administrative expenses, as a result of the bankruptcy of a major customer. In the third quarter of 2001, P-Com determined that there was a need to reevaluate its inventory carrying value in the light of the significant slowdown in the global telecommunications market and the phasing out of and replacement of current product designs. The evaluation included an assessment of future demand for certain of its lower speed and lower frequency Tel-Link point-to-point products, and resulted in total charges to product cost of sales of approximately $18.0 million in the quarter. A further $2.0 million was charged to product cost of sales in the fourth quarter of 2001.

         In the second quarter of 2000, P-Com determined that there was a need to reevaluate its inventory levels and related accrued liabilities in light of recent changes in product and customer mix. The evaluation was prompted by a change in customer mix away from the United Kingdom and other European markets and toward the United States market, and the resulting anticipated decrease in demand for certain of its lower speed and lower frequency Tel-Link point-to-point products, and resulted in total charges of approximately $21.7 million during the second quarter of 2000. These charges consisted of increases to inventory reserve of approximately $17.4 million and accrued liabilities of approximately $4.3 million, both relating to its product segment. In addition, P-Com performed a review of the carrying value and remaining life of long-lived assets associated with its product segment and recorded write-downs of approximately $15.0 million of goodwill and an approximately $9.9 million write-off of deferred tax assets in 2000.

         The increase in inventory reserves and related purchases liabilities was charged to product cost of sales in the second quarter of 2000. Of the $17.0 million charge for additional reserves, $15.4 million related to the aforementioned Tel-Link point-to-point product line. An additional reserve of approximately $1.0 million was added in the second quarter of 2000 to adjust the carrying value of certain modules of the point-to-multipoint radio line.

                                  P-COM, INC.

9. SALES AND PROPERTY AND EQUIPMENT BY GEOGRAPHIC REGION

         The allocation of sales by geographic customer destination and property, plant and equipment, net are as follows (in thousands):


                                                             % OF TOTAL
                                                               FOR 2002       2002       2001         2000
                                                               --------     -------     -------      -------
North America........................................               10%      $2,949     $16,151       $80,147
United Kingdom.......................................               20%       5,894      32,361        57,061
Europe...............................................               15%       4,487       2,289        18,135
Asia.................................................               51%      15,018      16,495         8,637
Other Geographic Regions.............................                5%       1,338       5,940        19,626
                                                               --------     -------     -------      --------
                                                                   100%     $29,686     $73,236      $183,606
                                                               ========     =======     =======      ========



                                                                                2002        2001         2000
                                                                                ----        ----         ----
Property, plant and equipment, net
  United States.......................................................        $9,060     $14,848      $18,266
  United Kingdom......................................................           109         345        1,234
  Italy...............................................................         1,332       1,388        1,349
  Other geographic regions............................................            10          15          121
                                                                             -------     -------      --------
  Total...............................................................       $10,511     $16,596      $20,970
                                                                             =======     =======      ========


10. NET LOSS PER SHARE

         For purposes of computing diluted net loss per share, weighted average common share equivalents do not include stock options with an exercise price that exceeds the average fair market value of its Common Stock for the period because the effect would be antidilutive. Also, because losses were incurred in the years 2002, 2001, and 2000, all options, warrants, and convertible notes are excluded from the computations of diluted net loss per share because they are antidilutive.

11. INCOME TAXES

         Loss before discontinued operations, extraordinary items, income taxes and cumulative effect of accounting change consists of the following (in thousands):

                                                                           YEAR ENDED DECEMBER 31,
                                                                      ---------------------------------------
                                                                           2002           2001           2000
                                                                      -----------    ---------      ---------
Domestic......................................................        $(46,086)      $(76,919)      $(58,653)
Foreign.......................................................            (299)            974            346
                                                                      -----------    ---------      ---------
                                                                      $(46,385)      $(75,945)      $(58,307)
                                                                      ===========    =========      =========

                                  P-COM, INC.

         The provision (benefit) for income taxes consists of the following (in thousands):


                                                                               2002         2001         2000
                                                                            ---------   ---------   ----------
Current:
  Federal.............................................................       $(503)     $(1,131)           $-
  State...............................................................            -           13            -
  Foreign.............................................................           33          543        1,282
                                                                            ---------   ---------   ----------
                                                                              (470)        (575)        1,282
                                                                            ---------   ---------   ----------

Deferred:
  Federal.............................................................            -            -        8,792
  State...............................................................            -            -        1,066
                                                                            ---------   ---------   ----------
                                                                                  -            -        9,858
                                                                            ---------   ---------   ----------
  Total...............................................................       $(470)       $(575)      $11,140
                                                                            =========   =========   ==========




         Deferred tax assets consist of the following (in thousands):

                                                                               DECEMBER 31,
                                                                    ------------------------------------------
                                                                         2002             2001           2000
                                                                    ------------     -----------   -----------

Net operating loss carryforwards...........................           $80,082          $70,810        $54,663
Credit carryforwards.......................................            11,183           10,267          4,302
Intangible assets..........................................             9,765           13,235         12,177
Credit carryforwards.......................................            20,614           22,353         18,412
                                                                    ------------     -----------   -----------
Intangible assets..........................................           121,644          116,665         89,554
Valuation allowance........................................         (121,644)        (116,665)       (89,554)
                                                                    ------------     -----------   -----------
Net deferred tax asset.....................................                $0               $0             $0
                                                                    ============     ===========   ===========




         For federal and state tax purposes, a portion of P-Com's net operating loss carry forwards may be subject to certain limitations on utilization in case of change in ownership as defined by federal and state tax law.

         Deferred income taxes reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their bases for financial reporting purposes. In addition, future tax benefits, such as net operating loss carry forwards, are recognized to the extent that realization of such benefits is more likely than not. P-Com has assessed its ability to realize future tax benefits, and concluded that as a result of the history of losses, it was more likely than not, that such benefits would not be realized. Accordingly, P-Com has recorded a full valuation allowance against future tax benefits.

         As of December 31, 2002, P-Com had a federal net operating loss carryforward of approximately $220,000,000. If not utilized, the losses will begin to expire in 2017.

                                  P-COM, INC.

         Reconciliation of the statutory federal income tax rate to its effective tax rate is as follows:


                                                                                   2002       2001       2000
                                                                                   ----       ----       ----

U.S. federal statutory rate...............................................        35.0%      35.0%      35.0%
State income taxes, net of federal tax benefit............................          0.0        0.0        0.0
Change in valuation allowance.............................................          0.0        0.0     (17.9)
Foreign income taxes at different rate....................................          0.5      (0.7)      (2.3)
Net operating loss........................................................       (35.0)     (35.0)     (35.0)
Other, net................................................................        (1.4)        0.0        0.0
                                                                                  -----     ------    -------
                                                                                 (0.9)%     (0.7)%    (20.2)%
                                                                                  =====     ======    =======




12. ACQUISITIONS AND DIVESTITURES



A. On March 28, 1998, P-Com acquired substantially all of the assets, and on April 1, 1998, the accounts receivable of the Wireless Communications Group of Cylink Corporation ("Cylink Wireless Group"), a Sunnyvale, California-based company, for $46.0 million in cash and $14.5 million in a short-term note, non-interest bearing unsecured subordinated promissory note due July 6, 1998. The Cylink Wireless Group designs, manufactures and markets spread spectrum radio products for voice and data applications in both domestic and international markets. P-Com accounted for this acquisition as a purchase business combination. The results of the Cylink Wireless Group were included from the date of acquisition.

         During 1998, P-Com acquired the remaining interest in Geritel and the assets of Cemetel S.r.l., a service company located in Carsoli, Italy. These acquisitions were not material to the consolidated financial statements or theresults of operations of P-Com.

         On February 24, 1997, P-Com acquired 100% of the outstanding stock of Technosystem, for aggregate payments of $3.3 million and the assumption of long-term debt of approximately $12.7 million in addition to other liabilities. P-Com initially paid $2.6 million in cash, and an additional payment of $0.7 million was made on March 31, 1998. Technosystem designs, manufactures and markets equipment for transmitters and transponders for television and radio broadcasting. In 1999, P-Com announced its intention to dispose of Technosystem and completed its disposition in 2000.

         On March 7, 1997, P-Com acquired substantially all of the assets of Columbia Spectrum Management, L.P., a Vienna, Virginia-based company, for $7.8 million in cash and 797,000 shares of Common Stock valued at approximately $14.5 million. Columbia Spectrum Management, L.P. provides turnkey relocation services for microwave paths over spectrum allocated by the Federal Communications Commission for personal communications services and other emerging technologies.

         P-Com accounted for its acquisitions of Technosystem and Columbia Spectrum Management, L.P. based on the purchase method of accounting. The results of these acquired entities are included from the date of acquisition. Goodwill and other intangible assets recorded as a result of the purchase of Columbia Spectrum Management, L.P. and Technosystem are being amortized over twenty and ten years, respectively, using the straight-line method.

                                  P-COM, INC.

         On May 29, 1997, P-Com acquired all of the outstanding shares of capital stock of Control Resources Corporation, a provider of integrated network access devices to network service providers, in exchange for 1,503,000 shares of P-Com's Common Stock.

         On November 27, 1997, P-Com acquired all of the outstanding shares of capital stock of RT Masts Limited and Telematics in exchange for 766,000 and 248,000 shares of its Common Stock, respectively. RT Masts Limited, located in Wellingborough, Northhamptonshire, U.K. and Telematics, located in Herndon, Virginia, supply, install and maintain telecommunications systems and structure including antennas covering high frequency, medium frequency and microwave systems.

         P-Com accounted for its acquisitions of Control Resources Corporation, RT Masts Limited and Telematics as pooling-of-interests.

         In February 2000, P-Com completed the divestiture of two Italian subsidiaries, Technosystem, S.p.A. and Cemetel S.r.L., resulting in additional losses for the first quarter of 2000 of approximately $4.0 million and $3.5 million, respectively.

         In April 2000, P-Com sold Control Resources Corporation resulting in a gain of approximately $2.6 million.

         On February 7, 2001, P-Com sold RT Masts Limited, to SpectraSite Transco, for approximately $12.0 million in cash, an additional $750,000 in a 6-month escrow account, and a $750,000 note receivable due in 2008 with interest due annually at LIBOR, realizing a gain of $9.8 million on the transaction. RT Masts Limited was primarily engaged in providing site preparation, installation, and maintenance of wireless broadband radio systems for cell phone services providers in the United Kingdom. RT Masts Limited provided approximately $20.0 million in revenues to P-Com's consolidated operations in 2000 and has historically been included as a component of its service sales segment.

B. LOSS ON DISCONTINUED OPERATIONS

         In the first quarter of 2003, P-Com committed to a plan to sell its services business, P-Com Network Services, Inc.. The service business consists of organizations primarily located in the United States, which provide comprehensive network services including system and program planning, and management, path design, and installation for the wireless communications market. Accordingly, this business is reported as a discontinued operation and the financial statement information related to this business has been presented on one line, titled "Loss on Discontinued Operations" in the Consolidated Statements of Operations for the years ended December 31, 2002, 2001 and 2000. On April 30, 2003, P-Com entered into an Asset Purchase Agreement with JKB Global, LLC to sell certain assets of P-Com Network Services, Inc.. The total cash consideration was approximately $105,000, plus the assumption of certain liabilities.

         P-Com is a guarantor of P-Com Network Services, Inc.'s obligations under its premises lease, through July 2007. As part of the sale to JKB Global, LLC, JKB Global, LLC has agreed to sublet the premises from P-Com Network Services, Inc. for one year beginning May 1, 2003. The terms of the sublease require JKB Global, LLC to pay less than the total amount of rent due under the terms of the master lease. As a result, P-Com remains liable under the terms of the guaranty for the deficiency, under the terms of the master lease of approximately $1.5 million, and the amount is accrued as loss on disposition of discontinued operations in the second quarter of 2003, which was the period that such loss was incurred, as disclosed in Note 10 to the financial statements.

                                  P-COM, INC.

         In August 1999, P-Com announced its intent to divest its broadcast equipment business, Technosystem, and concluded that a measurement date had occurred. Accordingly, beginning in the third quarter of 1999, this business was reported as a discontinued operation and the amounts presented for prior periods have been reclassified for appropriate comparability. Technosystem was divested in the first quarter of 2000. The additional loss of $4.0 million arising from divesting Technosystem was recorded as loss from discontinued operations in the Statement of Operations in the first quarter of 2000 and is included in the table below.

         Summarized results of the combined discontinued businesses are as follows (in thousands):


                                                                               YEAR ENDED DECEMBER 31,
                                                                            ---------------------------------
                                                                              2002        2001         2000
                                                                            --------    --------     --------
Sales................................................................       $ 3,337     $30,838      $50,795
                                                                            --------    --------     --------
Loss from operations.................................................       $(4,284)    $  (211)     $(4,321)
Provision for income taxes...........................................              -           -            -
                                                                            --------    --------     --------
Net loss.............................................................       $(4,284)    $  (211)     $(4,321)
                                                                            ========    ========     ========




         The assets and liabilities of the discontinued operations consisted of the following (in thousands):

                                                                                      DECEMBER 31,
                                                                            ---------------------------------
                                                                               2002        2001         2000
                                                                            ----------- ---------  ----------
Total assets related to discontinued operations
        Cash.............................................................         $342    $4,578       $1,787
  Accounts receivable....................................................          763     2,418       14,845
  Inventory..............................................................        1,206     1,554        2,518
  Prepaid expenses and other assets......................................           10       121          425
  Property plant and equipment...........................................          529     1,031        2,196
  Other assets...........................................................           73        73           97
                                                                            ----------- ---------  ----------
                                                                                $2,923    $9,775      $21,868
                                                                            =========== =========  ==========


Total liabilities related to discontinued operations
  Accounts payable.......................................................         $466      $136       $6,020
  Other accrued liabilities..............................................          315       618        2,663
  Loan payable to bank...................................................          304         o            o
                                                                            ----------- ---------  ----------
                                                                                $1,085      $754       $8,683
                                                                            =========== =========  ==========





13. COMMITMENTS

         OBLIGATIONS UNDER CAPITAL AND OPERATING LEASES In August 1998, P-Com entered into a capital lease for equipment in the amount of $1,600 with interest accruing at the rate of 6.3% per annum. The lease is accounted for as a sale-leaseback transaction, which expires in January 2003. In 2000, P-Com entered into several capital leases for equipment in the amount of $1,869 with interest accruing at 11%. These leases expire in 2002. In 2001, P-Com entered into several capital leases for equipment in the amount of $3,212 with interest accruing at 11%. In 2002, P-Com entered into several capital leases for

                                  P-COM, INC.

equipment in the amount of $459 with interest accruing at 7.25%. Future minimum lease payments required under these leases are as follows (in thousands):


YEAR ENDING DECEMBER 31,

2003............................................................................................         $827
2004............................................................................................        2,129
                                                                                                    ----------
Total minimum lease payments....................................................................        2,956
Less: Amount representing interest..............................................................        (444)
                                                                                                    ----------
Present value of net minimum lease payments.....................................................       $2,512
                                                                                                    ==========





         The present value of net minimum lease payments are reflected in the December 31, 2002 and 2001 balance sheets as a component of other accrued liabilities and other long-term liabilities of $2,512 and $2,775, respectively.

         P-Com leases its facilities under non-cancelable operating leases, which expire at various times through 2008. The leases require P-Com to pay taxes, maintenance and repair costs. Future minimum lease payments under its non-cancelable operating leases at December 31, 2002 are as follows (in thousands):


YEAR ENDING DECEMBER 31,

2003...........................................................................................        $3,001
2004...........................................................................................         3,215
2005...........................................................................................         3,091
2006...........................................................................................           482
2007...........................................................................................           402
Thereafter.....................................................................................            64
                                                                                                    ----------
                                                                                                      $10,255
                                                                                                    ==========




         During 2002, 2001, and 2000, the amount of rent expense incurred by P-Com under non-cancelable operating leases was $3,230, $4,196, and $3,180, respectively.

14. CONTINGENCIES

         In September and October 1998, several class action complaints were filed in the Superior Court of California, County of Santa Clara, on behalf of P-Com's stockholders who purchased or otherwise acquired its Common Stock between April 1997 and September 11, 1998. The plaintiffs alleged various state securities laws violations by P-Com and certain of its officers and directors. The complaints sought compensatory, punitive and other damages, attorneys' fees and injunctive and/or equitable relief.

         On December 3, 1998, the Superior Court of California, County of Santa Clara, entered an order consolidating all of the above complaints. P-Com reached an agreement in principle on October 25, 2001 to settle the consolidated securities class action suit. On February 8, 2002, pursuant to that agreement in principle, the court entered final judgment approving the settlement. Under the terms of the settlement, all claims against P-Com and all other defendants were dismissed without admission of liability or wrong doing by any party. The $16.0 million settlement was funded entirely by its directors and officers liability insurance.

                                  P-COM, INC.

15. SUPPLEMENTAL CASH FLOW INFORMATION

         The following provides additional information concerning supplemental disclosure of cash flow activities.

                                                                                 YEAR ENDED DECEMBER 31,
                                                                                   2002       2001       2000
                                                                                   ----       ----       ----

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes................................................           $0       $353       $435
                                                                                =========  ========= ==========
Cash paid for interest....................................................       $1,829     $1,605     $2,725
                                                                                =========  ========= ==========





NON-CASH TRANSACTIONS During 2002 and 2001, $459 and $3,212 of fixed assets were acquired through the assumption of capital lease liabilities respectively.

         During 2002 and 2000, P-Com issued shares of Common Stock in exchange for Convertible Subordinated Notes. In conjunction with these transactions, the Company recorded Convertible Subordinated Notes conversion expense of $711 for the year ended December 31, 2002, in accordance with FAS 84, and extraordinary gain of $1.4 million and $1.9 million for the year ended December 31, 2002 and December 31, 2000, respectively. See Note 5 for additional information.

         During 2002, P-Com issued shares of Common Stock valued at $1.27 million in connection with various settlement payment to vendors. P-Com also issued warrants to purchase common stock to a consultant in lieu of services rendered, to Silicon Valley Bank for the bank line of credit, to investors in conjunction with the common stock issuances, and certain warrant holders anti-dilution adjustments.

16. RELATED PARTY TRANSACTIONS

         In June 2002, P-Com paid $2.5 million in professional fees, and in March 2002 issued 600,000 common stock warrants at an exercise price of $1.02 per share, to Cagan McAfee Capital Partners in connection with services rendered for restructuring of the 4.25% Convertible Subordinated Notes, financial advisory services for arranging the Silicon Valley Bank line of credit and equity raising transactions, and retainer fees. Cagan McAfee Capital Partners invested in approximately 25% of the private equity placement of $8.25 million completed in June 2002. P-Com further paid consulting fees totaling approximately $264,000 in 2002 to Cagan McAfee Capital Partners.

         Myntahl Corporation, an appointed distributor in China also invested approximately 13% of the private equity placement of $8.25 million completed in June 2002. P-Com further has sales of approximately $4.2 million to Myntahl, and paid approximately $0.5 million in commission and $0.2 million in consulting fees to Myntahl during the year ended December 31, 2002.

                                  P-COM, INC.

17. SUBSEQUENT EVENTS

         a. P-Com issued 2,100,000 common stock at $0.18 a share to an existing stockholder for cash in January 2003.

         b. Effective March 10, 2003, P-Com's Common Stock was delisted by the Nasdaq SmallCap Market, and is now traded on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., under the symbol PCOM.OB.



         c. On March 26, 2003, P-Com issued $1.5 million 10% Convertible Bridge Notes, with maturity date of one year from the date of issuance. The 10% Convertible Bridge Notes are automatically convertible to common stock upon P-Com completing an additional $3 million minimum equity or equity-linked financing at a 10% or 20% premium to the face value of the 10% Convertible Bridge Notes, subject to the execution of certain financing transactions. The 10% Convertible Bridge Notes are subordinated to the existing secured bank line of credit, but senior to the $22.4 million outstanding 7% Convertible Subordinated Notes, due November 1, 2005.

         d. P-Com issued 4,500,000 shares of its Common Stock to two outside consultants in April 2003 for investment banking advisory services and public and investor relations services.

         e. On April 30, 2003, P-Com entered into an Asset Purchase Agreement with JKB Global, LLC to sell certain assets of P-Com Network Services, Inc. P-Com is a guarantor of P-Com Network Services, Inc.'s obligations under its premises lease, through July 2007. As part of the sale to JKB Global, LLC, JKB Global, LLC has agreed to sublet the premises from P-Com Network Services, Inc. for one year beginning May 1, 2003. The terms of the sublease required JKB Global, LLC to pay less than the total amount of rent due under the terms of the master lease. As a result, P-Com remained liable under the terms of the guaranty for the deficiency, and the total obligation under the terms of the master lease was approximately $1.5 million. This amount was accrued in the second quarter of 2003 as loss on disposal of discontinued operations. In September 2003, P-Com entered into an agreement to terminate the premises lease in consideration for the payment to the landlord of $240,000.

         f. In July 2003, P-Com closed an additional Bridge Notes financing, resulting in gross proceeds to P-Com of approximately $0.9 million. In connection with the Bridge Notes financing, P-Com loaned to SPEEDCOM $500,000 in the form of a two-year 10% note, which is convertible into Common Stock of SPEEDCOM.

         g. On August 4, 2003, the principal amount and accrued interest of $21,138,000 due under the terms of the Convertible Subordinated Notes due 2005 converted into 1,000,000 shares of Series B Convertible Preferred Stock with a stated value of $21.138 per share. Each share of Series B Convertible Preferred Stock converts into Common Stock of P-Com at $0.20 per share. The Series B Convertible Preferred Stock contains certain provisions that may result in a mandatory cash redemption. As a result, P-Com will reflect the carrying value of these instruments as a mezzanine security outside of stockholders' equity. The holders of the Series B Convertible Preferred Stock have agreed to exercise their conversion options upon receipt of stockholder approval increasing the number of authorized shares of Common Stock to allow for conversion, and upon completion of an equity financing resulting in gross proceed to P-Com of at least $3.0 million.


                                   SCHEDULE II
                       VALUATION AND QUALIFYING ACCOUNTS
                 YEARS ENDED DECEMBER 31, 2000, 2001, AND 2002
                                 (IN THOUSANDS)

                                                                                     ADDITIONS
                                                                BALANCE AT          CHARGED TO       DEDUCTIONS
                                                                 BEGINNING           STATEMENT           FROM        BALANCE AT
                                                                   OF YEAR         OF OPERATIONS      RESERVES       END OF YEAR
                                                                ----------           ---------      ----------        ----------

Allowance for doubtful accounts:
        Year ended December 31, 2000........................       $14,899                 696        (11,785)             3,810
  Year ended December 31, 2001..............................         3,810             11,837*        (14,567)             1,080
  Year ended December 31, 2002..............................         1,080                 258           (959)               379
Inventory related reserves:
  Year ended December 31, 2000..............................       $16,180              17,361         (7,551)            25,990
  Year ended December 31, 2001..............................        25,990              30,000        (17,393)            38,597
  Year ended December 31, 2002..............................        38,597               5,770         (4,800)            39,567


-----------

*        $11.6 million was a direct result of the bankruptcy of Winstar.

PART I- FINANCIAL INFORMATION

                                     ITEM 1.
                                  P-COM, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                           (IN THOUSANDS, UNAUDITED)


                                                                                                    JUNE 30,       DECEMBER 31,
                                                                                                        2003           2002
                                                                                                    --------        -----------

ASSETS
Current assets:
        Cash and cash equivalents..............................................................         $180               $861
  Restricted cash..............................................................................          580                415
  Accounts receivable, net.....................................................................        3,203              4,797
  Inventory....................................................................................        6,132             12,433
  Prepaid expenses and other assets............................................................        3,678              3,402
  Assets of discontinued operation.............................................................          137              2,923
                                                                                                    --------        -----------
  Total current assets.........................................................................       13,910             24,831
Property and equipment, net....................................................................        4,831             10,511
Other assets...................................................................................          278                381
                                                                                                    --------        -----------
  Total assets.................................................................................      $19,019            $35,723
                                                                                                    ========        ===========


LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Accounts payable.............................................................................       $7,525             $8,144
  Other accrued liabilities....................................................................        6,895              6,774
  Deferred contract obligations................................................................        8,000              8,000
  Loan payable to bank.........................................................................        1,403              2,604
  Convertible subordinated notes...............................................................       20,090                  -
  Convertible promissory notes.................................................................        1,338                  -
  Liabilities of discontinued operation........................................................        1,924              1,085
                                                                                                    --------        -----------
  Total current liabilities....................................................................       47,175             26,607
Convertible subordinated notes.................................................................            -             22,390
Other long-term liabilities....................................................................        1,983              2,076
                                                                                                    --------        -----------
  Total liabilities............................................................................       49,158             51,073
                                                                                                    --------        -----------
Stockholders' equity (deficit):
  Common Stock.................................................................................           16                 16
  Additional paid-in capital...................................................................      335,054            333,740
  Accumulated deficit..........................................................................    (365,165)          (348,766)
  Accumulated other comprehensive income (loss)................................................           30              (340)
Common stock held in treasury at cost..........................................................         (74)                  o
                                                                                                    --------        -----------
  Total stockholders' equity (deficit).........................................................     (30,139)           (15,350)
                                                                                                    --------        -----------
Total liabilities and stockholders' equity.....................................................      $19,019            $35,723
                                                                                                    ========        ===========





The accompanying notes are an integral part of these condensed consolidated financial statements.


                                  P-COM, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands, except per share data, unaudited)

                                                                                     THREE MONTHS ENDED         SIX MONTHS ENDED
                                                                                           JUNE 30,                    JUNE 30,
                                                                                     ------------------        ---------------------
                                                                                      2003        2002           2003           2002
                                                                                      ----        ----           ----           ----

Sales......................................................................         $4,965      $8,110         $9,582        $15,942
Cost of sales..............................................................          4,124       6,671         11,750         13,718
                                                                                    ------      -------       -------        -------
  Gross profit (loss)......................................................            841       1,439        (2,168)          2,224
                                                                                    ------      -------       -------        -------

Operating expenses:
  Research and development/engineering.....................................          1,706       3,696          3,625          7,827
  Selling and marketing....................................................            827       1,676          1,762          3,499
  General and administrative...............................................          1,551       3,151          3,186          6,187
  Asset impairment and restructuring charges...............................          2,763           -          3,362              -
                                                                                    ------      -------       -------        -------
  Total operating expenses.................................................          6,847       8,523         11,935         17,513
                                                                                    ------      -------       -------        -------
Operating loss.............................................................        (6,006)     (7,084)       (14,103)       (15,289)
Interest expense...........................................................          (607)       (660)        (1,124)        (1,020)
Gain on debt extinguishment................................................          1,500           -          1,500          1,393
Other income, net..........................................................            855       1,093            953            148
                                                                                    ------      -------       -------        -------
Loss from continuing operations before loss from discontinued operations,
and cumulative effect of change in accounting principle....................        (4,258)     (6,651)       (12,774)       (14,768)
Loss from discontinued operations..........................................        (1,767)     (1,391)        (3,625)        (2,951)
                                                                                    ------      -------       -------        -------
                                                                                   (6,025)     (8,042)       (16,399)       (17,719)
Cumulative effect of change in accounting principle........................              -           -              -        (5,500)
                                                                                    ------      -------       -------        -------
Net loss...................................................................       $(6,025)    $(8,042)      $(16,399)      $(23,219)
                                                                                    ======      =======       =======       ========


Basic and diluted loss per share:
  Loss from continuing operations..........................................        $(0.11)     $(0.31)        $(0.33)        $(0.76)
  Loss from discontinued operations........................................         (0.04)      (0.06)         (0.09)         (0.15)
  Cumulative effect of change in accounting principle......................              -           -              -         (0.28)
                                                                                    ------      -------       -------        -------

Basic and diluted net loss per share applicable to common stockholders.....        $(0.15)     $(0.37)        $(0.42)        $(1.19)
                                                                                    ======      =======       =======       ========


                                                                                    40,731      21,865         38,634         19,437
Shares used in basic and diluted per share computation.....................
                                                                                    ======      =======       =======       ========





The accompanying notes are an integral part of these condensed consolidated financial statements.


                                  P-COM, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (In thousands, unaudited)

                                                                                                         SIX MONTHS ENDED JUNE 30,
                                                                                                              2003           2002
                                                                                                           ---------      ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss............................................................................................        $(16,399)      $(23,219)
Adjustments to reconcile net loss to net cash used in operating activities:
  Loss from discontinued operations.................................................................            3,625          2,951
  Depreciation......................................................................................            2,696          3,508
  (Gain) loss on disposal of property and equipment.................................................            (886)            229
  Cumulative effect of change in accounting principle...............................................                -          5,500
  Inventory valuation and other related charges.....................................................            3,608          1,805
  Asset impairment and other restructuring charges..................................................            3,108              -
  Amortization of discount on promissory notes......................................................              135
  Amortization of warrants..........................................................................                -            280
  Notes conversion expense..........................................................................                -            198
  Stock compensation expense........................................................................              482              -
  Gain on redemption of convertible notes...........................................................          (1,500)        (1,393)
  Write-off of notes receivable.....................................................................              100            150
Changes in operating assets and liabilities:
  Accounts receivable...............................................................................            1,519          (184)
  Inventory.........................................................................................            1,802          6,575
  Prepaid expenses and other assets.................................................................              557           (71)
  Accounts payable..................................................................................            (686)          1,327
  Other accrued liabilities.........................................................................              288        (8,407)
                                                                                                           ---------      ---------
  Net cash used in operating activities.............................................................          (1,551)       (10,751)
                                                                                                           ---------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Loan to Speedcom..................................................................................            (400)              -
  Acquisition of property and equipment.............................................................                -          (431)
  (Increase) decrease in restricted cash............................................................            (165)          2,911
  Proceeds from sale of discontinued operations.....................................................              105              -
  Net assets of discontinued operation..............................................................              824          2,897
                                                                                                           ---------      ---------
  Net cash (used in) provided by investing activities...............................................              364          5,377
                                                                                                           ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from sale of common stock, net...........................................................              307          7,496
  Proceeds (payments) on bank loan..................................................................          (1,202)          2,976
  Proceeds from convertible promissory note.........................................................            1,668              -
  Payments under capital lease obligations..........................................................            (289)          (202)
  Redemption of convertible notes...................................................................                -          (384)
                                                                                                           ---------      ---------
  Net cash provided by financing activities.........................................................              484          9,886
                                                                                                           ---------      ---------
Effect of exchange rate changes on cash.............................................................               22             63
                                                                                                           ---------      ---------
Net increase (decrease) in cash and cash equivalents................................................            (681)          4,575
Cash and cash equivalents at beginning of the period................................................              861          2,525
                                                                                                           ---------      ---------
Cash and cash equivalents at end of the period......................................................             $180         $7,100
                                                                                                           ---------      ---------

Supplemental cash flow disclosures:
Cash paid for interest..............................................................................             $281           $762
                                                                                                           ==========     ==========

Non-cash transactions:
Issuance of common stock for consulting services....................................................             $450             $-
                                                                                                           ==========     ==========


Issuance of warrants for consulting services........................................................               $-           $480
                                                                                                           ==========     ==========


Redemption of convertible notes in exchange for property and equipment..............................           $2,300             $-
                                                                                                           ==========     ==========


Treasury stock acquired in exchange for property and equipment......................................              $74             $-
                                                                                                           ==========     ==========


Issuance of common stock in settlement with creditors...............................................               $-         $1,273
                                                                                                           ==========     ==========




The accompanying notes are an integral part of these condensed consolidated financial statements.

                                  P-COM, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

         The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not contain all of the information and footnotes required by generally accepted accounting principles for complete consolidated financial statements.

         In the opinion of management, the accompanying unaudited condensed consolidated financial statements reflect all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of P-Com, Inc.'s (referred to herein, together with its wholly-owned subsidiaries, as "P-Com") financial condition as of June 30, 2003, and the results of their operations and their cash flows for the three months ended June 30, 2003 and 2002. These unaudited condensed consolidated financial statements should be read in conjunction with P-Com's audited 2002 consolidated financial statements, including the notes thereto, and the other information set forth therein, included in P-Com's Annual Report on Form 10-K for the year ended December 31, 2002. Operating results for the three-month and six-month periods ended June 30, 2003 are not necessarily indicative of the operating results that may be expected for the year ending December 31, 2003.

DISCONTINUED OPERATIONS

         As more fully discussed in Note 10, the financial statements for December 31, 2002 and June 30, 2003 have been reclassified to reflect P-Com's services business unit as a discontinued operation.

CHANGE IN ACCOUNTING PRINCIPLE

         Effective January 1, 2002, P-Com adopted the Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets. Pursuant to the impairment recognition provisions of SFAS 142, P-Com timely completed its evaluation of the effects of adopting SFAS 142. Accordingly, under the transitional provisions of SFAS 142, a goodwill impairment loss of $5.5 million was recorded related to its services segment during the first quarter of 2002. The pro forma effects of this change in accounting principle are not material to the accompanying financial statements.

LIQUIDITY AND MANAGEMENT'S PLAN

         The accompanying consolidated financial statements have been prepared assuming that P-Com will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As reflected in the financial statements, for the six-month period ended June 30, 2003, P-Com incurred a net loss of $16.4 million and used $1.6 million cash in its operating activities. As of June 30, 2003, P-Com has accumulated deficit of $365.2 million. At June 30, 2003, P-Com had approximately $0.2 million in cash and cash equivalents, drawn principally from a credit facility with Silicon Valley Bank, and a working capital deficiency of approximately $33.2 million. These conditions raise substantial doubt about P-Com's ability to continue as a going concern.

         The negative conditions are partially mitigated by certain financing activities and management's plans to restructure the operating expenses and financial condition of P-Com. In January 2003, P-Com sold 2.1 million shares of common stock to an existing stockholder for aggregate net proceeds of $307,000. Additionally, P-Com closed a $1.5 million convertible note financing in March 2003, and an additional $300,000 convertible note financing in May 2003, resulting in aggregate net proceeds of $1.7 million (the "Bridge Notes").

                                  P-COM, INC.

         At June 30, 2003, P-Com owed $0.8 million of interest on the 7% Convertible Subordinated Notes and $0.2 million on a promissory note, each due on May 1, 2003. P-Com defaulted in the payment of interest under the terms of the 7% Convertible Subordinated Notes and under the terms of the $0.2 million note, but obtained waivers with respect to such defaults from the creditors. On August 4, 2003, the principal and accrued interest of $21,138,000 due under the terms of the 7% Convertible Subordinated Notes was converted into 1,000,000 shares of Series B Convertible Preferred Stock. P-Com is currently negotiating the settlement of the $0.2 million promissory note, and is in negotiations with its other creditors to reduce the amounts owed to such creditors. In order to finance the payment of reduced amounts that have been offered to such creditors, P-Com is seeking additional debt or equity financing. Such financing is necessary for P-Com to fully execute management's debt restructuring plan.

         If P-Com is unsuccessful in its plans to (i) obtain additional debt or equity financing; (ii) generate sufficient revenues from new and existing products sales; (iii) obtain agreements from its creditors to reduce the amount owed and extend repayment terms; (iii) negotiate agreements to settle outstanding litigation; or (iv) renew the credit facility with Silicon Valley Bank when it expires in September 2003, P-Com will have insufficient capital to continue its operations. Without sufficient capital to fund its operations, P-Com will no longer be able to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or to amounts and classification of liabilities that may be necessary if P-Com is unable to continue as a going concern.

2. NET LOSS PER SHARE

         For purposes of computing diluted net loss per share, weighted average common share equivalents do not include stock options with an exercise price that exceeds the average fair market value of P-Com's common stock for the period because the effect would be anti-dilutive. Because losses were incurred in the three and six months ended June 30, 2003 and 2002, all options, warrants, and convertible notes are excluded from the computations of diluted net loss per share because they are anti-dilutive.

3. RECENT ACCOUNTING PRONOUNCEMENTS

         In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective immediately for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period commencing July 1, 2003. P-Com believes that the adoption of this standard will have no material impact on its financial statements.

                                  P-COM, INC.

         In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The statement amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. This statement is designed to improve financial reporting such that contracts with comparable characteristics are accounted for similarly. The statement, which is generally effective for contracts entered into or modified after June 30, 2003, is not anticipated to have a significant effect on P-Com's financial position or results of operations.

         In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. At June 30, 2003, P-Com had no such financial instruments outstanding and therefore adoption of this standard has no financial reporting implications. On August 5, 2003, P-Com issued shares of Series B Preferred Stock, which have certain terms that, while improbable, may require their mandatory redemption for cash. P-Com believes that accounting for these securities as a mezzanine security, outside of equity, under Staff Accounting Bulletin No. 64 ("SAB 64"), is appropriate.

4. BORROWING ARRANGEMENTS

         On September 20, 2002, P-Com and Silicon Valley Bank entered into a credit facility. The credit facility consists of a Loan and Security Agreement for a $1.0 million borrowing line based on domestic receivables, and a Loan and Security Agreement under the Export-Import ("EXIM") program for a $4.0 million borrowing line based on export related inventories and receivables. The credit facility provides for cash advances equal to 70% of eligible accounts receivable balances for both the EXIM program and domestic lines, and up to $750,000 for eligible inventories (limited to 30% of eligible accounts receivable), under the EXIM program. Advances under the credit facility bear interest at Silicon Valley Bank's prime rate plus 2.5% per annum. The credit facility expires on September 20, 2003, and is secured by all receivables, deposit accounts, general intangibles, investment properties, inventories, cash, property, plant and equipment of P-Com. P-Com has also issued a $4.0 million secured promissory note underlying the credit facility to Silicon Valley Bank. As of June 30, 2003, the loan amount payable to Silicon Valley Bank under the credit facility aggregated $1.4 million.

         Silicon Valley Bank has amended the credit facility to limit further borrowing for eligible inventories to $1.0 million during the period April 21, 2003 to May 10, 2003. On and after May 11, 2003, borrowings on eligible inventories were further reduced to $750,000.

         P-Com has an unsecured overdraft line with a bank in Italy, for borrowings up to $83,000, based on domestic trade receivables. Borrowings under this line bear interest at 4.5% per annum. The amount outstanding on this overdraft line at June 30, 2003 was approximately $52,000.

                                  P-COM, INC.

5. CONVERTIBLE PROMISSORY NOTES AND WARRANTS

         The Convertible Promissory Notes (Bridge Notes) and Warrants consisted of the following components at the date of issuance (in thousands, unaudited):


                                                                                                      JUNE 30
                                                                                                         2003
                                                                                                      -------
Convertible Bridge Notes.......................................................................        $1,338
Beneficial Conversion Feature..................................................................             -
Warrants for Common Stock......................................................................           462
                                                                                                      -------
                                                                                                       $1,800
                                                                                                      =======




         On March 26, 2003, P-Com closed the $1.5 million (face value) Bridge Notes and Warrants financing. On May 28, 2003, P-Com received an additional $300,000 (face value) Bridge Notes and Warrants financing.

         The Bridge Notes are contingently convertible into common stock of P-Com upon the completion of an equity-based financing in an amount equal to at least $3.0 million and the amendment of P-Com's articles of incorporation to increase the number of authorized common stock. The Bridge Notes bear interest at 10% per annum, and the rate will increase to 13% per annum if they remain outstanding six months after the issuance date. The $1.5 million Bridge Notes mature on March 25, 2004, and the $0.3 million Bridge Notes mature on May 27, 2004, and both are subordinated to the amounts due to Silicon Valley Bank under the credit facility. The Bridge Notes are senior to the Convertible Subordinated Notes.

         In connection with the issuance of the $1.5 million Bridge Notes, P-Com issued detachable Series A Warrants, with a three-year term, to purchase a total of 2,500,000 shares of P-Com's common stock, at $0.12 per share, and Series B Warrants, with a three-year term, to purchase 3,500,000 shares of P-Com's common stock, at $0.20 per share. In connection with the issuance of the $0.3 million Bridge Notes, P-Com issued detachable Series A Warrants, with a three-year term, to purchase a total of 500,000 shares of its common stock, at $0.12 per share, and Series B Warrants, with a three-year term, to purchase 700,000 shares of its common stock, at $0.20 per share. The exercise price of the Series A and Series B Warrants could be reduced to $0.001 per share of common stock should P-Com fail to obtain stockholder approval for a proposed amendment to its Bylaws to permit the issuance of convertible securities with certain conversion, exercise or exchange price adjustment provisions. P-Com and the investor group have agreed to extend the period of time that it has to obtain stockholder approval to December 31, 2003. P-Com allocated the proceeds of the compound instrument to the Bridge Notes and the Warrants based upon their relative fair values. The fair value of the warrants was estimated using the Black-Scholes model, with the following assumptions: expected volatility of 197%, weighted-average risk free interest rate of 2.12%, weighted average expected lives of 3 years, and a zero dividend yield. The value of the warrants has been disclosed in Note 5 to the financial statements, and is being amortized over the maturity period of the Bridge Notes to interest expense. The face value of the Bridge Notes was considered their fair value for purposes of this allocation.

         In addition, the conversion terms afforded the $1.5 million Bridge Notes resulted in a beneficial conversion feature, represented by the amount that the market value of the common stock on the commitment date exceeded the conversion rate. The beneficial conversion feature which amounts to approximately $1.1 million, which exceeds the current carrying value of the Bridge Notes, will be recorded at an amount equal to the face value of the Bridge Notes when the contingencies referred to above, are resolved, if ever.

                                  P-COM, INC.

         The carrying value of the Bridge Notes is being accreted to their respective face values through periodic charges to interest expense. Total amortization of the discounts amounted to $135,000 for the six months ended June 30, 2003.

6. BALANCE SHEET COMPONENTS

         Inventory consists of the following (in thousands, unaudited):


                                                                                  JUNE 30,       DECEMBER 31,
                                                                                      2003               2002
                                                                                 ---------      -------------

Raw materials.............................................................          $3,151             $9,748
Work-in-process...........................................................             962              1,580
Finished goods............................................................           1,943                815
Inventory at customer sites...............................................              76                290
                                                                                 ---------      -------------
                                                                                    $6,132            $12,433
                                                                                 =========      =============




         Other accrued liabilities consist of the following (in thousands, unaudited):


                                                                                  JUNE 30,       DECEMBER 31,
                                                                                      2003               2002
                                                                                 ---------      -------------

Purchase commitment.......................................................          $1,238             $2,195
Accrued warranty(a).......................................................             901                936
Accrued employee benefits.................................................             838                943
Value added tax payable...................................................             414                248
Customer advances.........................................................             320                267
Lease obligations.........................................................             241                435
Senior subordinated secured promissory note(b)............................             202                202
Interest payable..........................................................           1,145                276
Other.....................................................................           1,596              1,272
                                                                                 ---------      -------------
                                                                                    $6,895             $6,774
                                                                                 =========      =============





-----------

(a) A summary of product warranty reserve activity is as follows:


Balance at January 1, 2003.........................................................................      $936
Additions relating to products sold................................................................       300
Payments...........................................................................................     (335)
                                                                                                      --------
Balance at June 30, 2003...........................................................................      $901
                                                                                                      ========




(b) In lieu of the payment of interest due on certain of P-Com's 4.25% Convertible Subordinated Notes due on November 1, 2002, P-Com issued a promissory note in the amount of approximately $0.2 million. The promissory note bears interest at 7% per annum, and matured on May 1, 2003. After maturity, interest shall accrue at the rate of 9% per annum. The promissory note is secured by certain property and equipment of P-Com. P-Com is in default under the terms of the promissory note, and is currently negotiating to restructure the note.

                                  P-COM, INC.

 Deferred contract obligations

         In connection with a Joint Development and License Agreement, P-Com entered into an Original Equipment Manufacturer Agreement with a vendor. Under the Original Equipment Manufacturer Agreement, P-Com agreed to pay the vendor $8.0 million for the vendor's marketing efforts for P-Com products manufactured under the Joint Development License Agreement. As of June 30, 2003 and 2002, this $8.0 million payment obligation remains outstanding because P-Com believes that the vendor has not performed its marketing obligations. P-Com has written to contest the vendor's claim for $8.0 million and has asserted additional claims against the vendor in the amount of $11,634,803, exclusive of interest.

7.       INDEMNIFICATIONS



 Officer and Director Indemnifications

         As permitted under Delaware law and to the maximum extent allowable under that law, P-Com has agreements whereby P-Com indemnifies its current and former officers and directors for certain events or occurrences while the officer or director is, or was serving, at its request in such capacity. These indemnifications are valid as long as the director or officer acted in good faith and in a manner that a reasonable person believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The maximum potential amount of future payments P-Com could be required to make under these indemnification agreements is unlimited; however, P-Com has a director and officer insurance policy that limits its exposure and enables P-Com to recover a portion of any future amounts paid. As a result of its insurance policy coverage, P-Com believes the estimated fair value of these indemnification obligations is minimal.

 Other Indemnifications

         As is customary in P-Com's industry, as provided for in local law in the United States and other jurisdictions, many of P-Com's standard contracts provide remedies to its customers, such as defense, settlement, or payment of judgment for intellectual property claims related to the use of its products. From time to time, P-Com indemnifies customers against combinations of loss, expense, or liability arising from various triggering events related to the sale and the use of its products and services. In addition, from time to time, P-Com also provides protection to customers against claims related to undiscovered liabilities or additional product liability. In P-Com's experience, claims made under such indemnifications are rare and the associated estimated fair value of the liability is not material.

8. COMMON STOCK

         In January 2003, P-Com sold 2.1 million shares of common stock to an existing stockholder at a per share price of $0.18, for aggregate net proceeds of $307,000.

         In April 2003, P-Com issued 1,500,000 and 3,000,000 shares of common stock to Liviakis Financial Communications Inc., and Cagan McAfee Capital Partners, LLC. The common stock issued to Cagan McAfee Capital Partners was

                                  P-COM, INC.

8. COMMON STOCK (Continued)

issued in consideration for certain investment banking and other services provided to the Company by Cagan McAfee Capital Partners, and the common stock issued to Liviakis Financial Communications, Inc. was issued in consideration for certain financial, public and investor relations services provided to P-Com by Liviakis Financial Communications Inc. The common stock issued for these services was valued at the market prices on the dates issued. Aggregate compensation expense associated with these transactions during the six months ended June 30, 2003 amounted to $450,000. P-Com incurred $1.28 million charges during the six months ended June 30, 2002 as a result of the issuance of Common Stock in connection with certain legal settlements and the redemption of certain of the 4.25% Convertible Subordinated Notes.

         In June 2003, P-Com acquired 920,000 shares of common stock in exchange for property and equipment valued at $74,000. These shares are held in treasury.

         In June 2002, P-Com sold approximately 11,464,000 shares of unregistered common stock at a per share price of $0.70, for an aggregate net proceeds of approximately $7.5 million. In May 2002, P-Com issued approximately 1,281,000 shares of unregistered common stock at an average price of $0.99 per share in settlement of amounts owing to vendors.

         In the second quarter of 2002, P-Com issued an aggregate of 284,121 new shares of its common stock with a fair market value of $0.2 million upon the conversion of the 4.25% Convertible Subordinated Notes with a principal value of $0.7 million.

9. ASSET IMPAIRMENT AND OTHER RESTRUCTURING CHARGES/CREDITS

         P-Com continually monitors its inventory carrying value in the light of the soft global telecommunications market, especially with regard to an assessment of future demand for its point-to-multipoint, and its other legacy product line, and this has resulted in a $2.0 million charge to cost of sales for its point-to-multipoint, end of life Tel-Link point-to-point and Air-link spread spectrum inventories during the three months ended June 30, 2003. In the first quarter of 2003, P-Com recorded a $3.4 million inventory related charge to cost of sales, of which $2.0 million was related to its point-to-multipoint inventories. These charges were offset by credits of $1.8 million in the second quarter associated with adjustments to purchase and other commitment reserves, also credited to cost of sales.

         In the first and second quarter of 2003, P-Com continued to reevaluate the carrying value of property and equipment relating to its point-to-multipoint product line, that are held for sale. The evaluation resulted in a $2.5 million provision for asset impairment in the second quarter of 2003, and $0.6 million provision in the first quarter of 2003. As a result of these adjustments, there is no remaining net book value of property and equipment related to the point-to-multipoint product line.

         In connection with a workforce reduction in May 2003, P-Com accrued a $0.2 million charge relating to severance packages given to certain of its executive officers. All pertinent criteria for recognition of this liability were met during the period of recognition.

         During the quarterly period ended June 30, 2003, P-Com settled a vendor liability with a carrying value of $2.3 million in exchange for fixed assets, which had nominal value, and the recovery of 920,000 shares of common stock that the vendor owned. The gain on this transaction was allocated based upon the relative fair values of the assets received or issued. The common shares acquired were valued at $0.1 million and recorded in treasury. The remainder of

                                  P-COM, INC.

9. ASSET IMPAIRMENT AND OTHER RESTRUCTURING CHARGES/CREDITS(Continued)

the gain was allocated to debt restructuring and gain on disposal of fixed assets in the amount of $1.5 million and $0.9 million, respectively.

10. LOSS ON DISCONTINUED OPERATIONS

         In the first quarter of 2003, P-Com committed to a plan to sell its services business, P-Com Network Services, Inc. Accordingly, beginning in the first quarter of 2003, this business is reported as a discontinued operation and the financial statement information related to this business has been presented on one line, titled "Discontinued Operations" in the Consolidated Statements of Operations for the three-month and six-months ended June 30, 2003 and 2002. On April 30, 2003, P-Com entered into an Asset Purchase Agreement with JKB Global, LLC to sell certain assets of P-Com Network Services, Inc. The total cash consideration was approximately $105,000, plus the assumption of certain liabilities. P-Com is a guarantor of P-Com Network Services, Inc.'s obligations under its premises lease, through July 2007. As part of the sale to JKB Global, LLC, JKB Global, LLC has agreed to sublet the premises from P-Com Network Services, Inc. for one year beginning May 1, 2003. The terms of the sublease require JKB Global, LLC to pay less than the total amount of rent due under the terms of the master lease. As a result, P-Com remains liable under the terms of the guaranty for the deficiency, under the terms of the master lease of approximately $1.5 million, and the amount is accrued as loss on disposition of discontinued operations in the second quarter of 2003, which was the period that such loss was incurred. The liability remaining for this guarantee amounts to $1.5 million as of June 30, 2003.


         Summarized results of P-Com Network Services, Inc. are as follows (in thousands):

                                                                     THREE MONTHS             SIX MONTHS
                                                                    ENDED JUNE 30,           ENDED JUNE 30,
                                                           --------------------------------------------------
                                                             2003          2002         2003          2002
                                                           ----------     --------     --------     ---------

Sales................................................       $    119      $    625     $ 1,065      $   1,133
                                                            =========     ========     ========     =========


Loss from operations.................................       $  (248)      $(1,391)     $  (702)     $ (2,951)
Loss on disposition of discontinued operations.......        (1,519)             -      (2,923)             -
                                                           ----------     --------     --------     ---------
                                                             (1,767)       (1,391)      (3,625)       (2,951)
Provision for income taxes...........................              -             -            -             -
                                                           ----------     --------     --------     ---------
Net loss.............................................       $(1,767)      $(1,391)     $(3,625)     $ (2,951)
                                                            =========     ========     ========     =========



                                  P-COM, INC.

         The assets and liabilities of the discontinued operations consisted of the following (in thousands):


                                                                                  JUNE 30,       DECEMBER 31,
                                                                                      2003               2002
                                                                                      ----               ----

Total assets related to discontinued operations
        Cash..............................................................             $90               $342
  Accounts receivable.....................................................               7                763
  Inventory...............................................................               o              1,206
  Prepaid expenses and other assets.......................................               o                 10
  Property plant and equipment............................................               o                529
  Other assets............................................................              40                 73

                                                                                      $137             $2,923



Total liabilities related to discontinued operations
  Accounts payable........................................................             309                466
  Accrued rent............................................................           1,518                  o
  Loan payable to bank....................................................               o                326
  Other accrual...........................................................              97                293

                                                                                    $1,924             $1,085





         The accrued rent arises from a guaranty in connection with the master lease agreement as discussed in Note 12b to the financial statements.

11. SALES BY GEOGRAPHIC REGION AND CONCENTRATIONS

         The breakdown of product sales by geographic region is as follows (in thousands):

                                                                   FOR THREE MONTHS     FOR SIX MONTHS ENDED
                                                                         ENDED                JUNE 30
                                                                         JUNE 30
                                                                       2003       2002      2003         2002
                                                                       ----       ----      ----         ----

North America.................................................         $475       $994      $759       $1,760
United Kingdom................................................        1,619      1,550     3,196        2,919
Europe........................................................        1,088        975     1,720        2,119
Asia..........................................................        1,210      4,446     2,816        8,634
Other Geographic Regions......................................          573        145     1,091          510

                                                                     $4,965     $8,110    $9,582      $15,942





         During the six-month period ended June 30, 2003 and 2002, four and three customers accounted for a total of 53% and 41% of P-Com's total sales, respectively.

                                  P-COM, INC.

12. EMPLOYEE STOCK OPTION EXPENSE

         P-Com continues to apply the intrinsic method in accounting for stock based employee compensation and, accordingly, has reflected the appropriate disclosure provisions of SFAS No. 123. Had stock-based compensation costs for its two stock-based compensation plans been determined and reported on the fair value method at the grant dates for awards under those plans, consistent with the method of SFAS 123, its net loss and net loss per share would have been reported as follows:

                                                    THREE MONTHS ENDED JUNE 30    SIX MONTHS ENDED JUNE 30
                                                    --------------------------    ------------------------
                                                            2003           2002           2003           2002
                                                            ----           ----           ----           ----

Net loss applicable to Common Stockholders
        As reported.............................        $(6,025)       $(8,042)      $(16,399)      $(23,219)
  Pro forma.....................................        $(6,389)       $(9,256)      $(17,344)      $(25,665)
Net loss per share
  As reportedoBasic and Diluted.................         $(0.15)        $(0.37)        $(0.42)        $(1.19)
  Pro formaoBasic and Diluted...................         $(0.16)        $(0.42)        $(0.45)        $(1.32)


         The fair value of each option grant is estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions used for grants in 2003 and 2002, respectively: expected volatility of 197% and 125%; weighted-average risk-free interest rates of 2.1% and 4.1%; weighted-average expected lives of 4.0 and 3.5; respectively, and a zero dividend yield.

13. COMPREHENSIVE LOSS

         Comprehensive loss is comprised of P-Com's reported net loss and the currency translation adjustment associated with its foreign operations. Comprehensive loss was $5.7 million and $7.0 million for the three months ended June 30, 2003 and 2002, respectively. Comprehensive loss was $16.1 million and $22.1 million for the six months ended June 30, 2003 and 2002, respectively.

14. PROPOSED ACQUISITION OF ASSETS AND CERTAIN LIABILITIES OF SPEEDCOM

         On June 16, 2003, P-Com entered into a definitive agreement to acquire the operating assets of SPEEDCOM Wireless Corporation ("SPEEDCOM"), in exchange for approximately 67.5 million shares of P-Com common stock and the assumption of certain liabilities, including approximately $3.0 million in subordinated debt of SPEEDCOM. SPEEDCOM manufactures, configures and delivers a variety of broadband fixed-wireless products, including its award-winning SPEEDLAN family of wireless Ethernet bridges and routers. Internet service providers, telecommunications carriers and other service providers, and private organizations in the U.S. and more than 80 foreign countries worldwide, use SPEEDCOM's products to provide broadband "last-mile" wireless connectivity in various point-to-point and point-to-multipoint configurations at speeds up to 155 megabits per second and distances up to 25 miles. SPEEDCOM's products provide high-performance broadband fixed wireless solutions specifically designed for building-to-building local area network connectivity and wireless Internet distribution.

         The subordinated debt to be assumed is expected to be amended to become convertible into shares of P-Com common stock at approximately $0.20 per share. The shares proposed to be issued to SPEEDCOM will equal approximately 30% of

                                  P-COM, INC.

P-Com's outstanding common stock immediately upon closing, assuming the conversion of the Series B Convertible Preferred Stock as mentioned in Note 17 to the financial statements, and shares to be issued in connection with certain financing activities. The acquisition will enable P-Com to expand its spread spectrum product offerings and expand its distribution network. The SPEEDCOM transaction is subject to stockholder approval of SPEEDCOM, and requires stockholder approval of an increase in the number of authorized shares of P-Com common stock.

         In anticipation of the acquisition, P-Com has advanced $400,000 to SPEEDCOM under a 10% convertible promissory note, as of June 30, 2003. An additional $300,000 was advanced to SPEEDCOM under similar terms and conditions in July 2003 and as further discussed in Note 17, an additional $200,000 was advanced to SPEEDCOM under similar terms and conditions on August 5, 2003, bringing the total advance to SPEEDCOM to $900,000 as of that date. P-Com carries the amounts due in other current assets and currently plans to apply the amounts to the ultimate purchase price of SPEEDCOM.

15.      CONTINGENCIES

         On February 26, 2003, GLP Intressenter AB filed a complaint against P-Com United Kingdom, Inc., in the Birmingham County Court, United Kingdom, for P-Com's default under the commercial lease between the two parties. GLP Intressenter AB holds a judgment against P-Com, filed on March 7, 2003, in the amount of $34,757.10. P-Com is currently negotiating a settlement of amounts due GLP Intressenter AB, and the total liability is accrued on P-Com's financial statements.

         On June 17, 2003, NVA Development Corporation filed a Motion for Judgment against P-Com for payment in the amount of $80,427, arising out of P-Com's guaranty, of P-Com Network Services, Inc.'s performance, under a Lease Termination Agreement between NVA Development Corporation and P-Com Network Services, Inc.. P-Com Network Services, Inc. breached the terms of payment under the Lease Termination Agreement. P-Com is currently negotiating a settlement of amounts owed NVA Development Corporation. Until such settlement, if any, P-Com has recorded all amounts due under the lease agreement.

         On April 4, 2003, Christine Schubert, Chapter 7 Trustee for Winstar Communications, Inc. et al, filed a Motion to Avoid and Recover Transfers Pursuant to 11 U.S.C. oo547 and 550, in the United States Bankruptcy Court for the District of Delaware and served the Summons and Notice on July 22, 2003. The amount of the alleged preferential transfers to P-Com is approximately $13.7 million. P-Com has reviewed the Motion and believes that the payments made by Winstar Communications, Inc. are not voidable preference payments under the United States Bankruptcy Code. In the opinion of management, the circumstances surrounding this matter do not rise to the level that P-Com is required to record a liability. Any liability for this matter, if any, will be recorded when and if estimable.

         The Brevard County of Florida has filed a tax lien encumbering all property, plant and equipment owned by P-Com located in the County for payment of delinquent personal property taxes. The balance on June 30, 2003 claimed by Brevard County is approximately $120,000. P-Com is currently preparing an amended property tax return to address the unpaid taxes. Although P-Com is negotiating this matter with the taxing authority, management has determined that the criteria for liability recognition has been met and has recorded the liability.

                                  P-COM, INC.

16. RELATED PARTY TRANSACTIONS

         As mentioned in Note 8 to the financial statements, P-Com issued 3,000,000 shares of Common Stock to Cagan McAfee Capital Partners in April 2003, as consideration for investment banking advisory services rendered. P-Com further paid finder's fees totaling approximately $30,000 in the first quarter of 2003 to Cagan McAfee Capital Partners for new equity raised in the quarter. P-Com accounted for the fees as a reduction of proceeds from the offering reflected in equity.

         Myntahl Corporation, a shareholder of P-Com, is also an appointed distributor in China and acts as its agent in Mexico. P-Com has sales of approximately $0.5 million to Myntahl, and accrued approximately $11,000 in commissions to Myntahl during the three months ended June 30, 2003. P-Com has sales of approximately $0.9 million to Myntahl, and incurred approximately $69,000 in commissions to Myntahl during the six months ended June 30, 2003.

17. SUBSEQUENT EVENTS

         In July 2003, P-Com closed an additional Bridge Notes financing, resulting in gross proceeds to it of approximately $0.6 million. In connection with the Bridge Notes financing, P-Com will provide to SPEEDCOM a loan in the amount of $200,000 in the form of a two-year 10% note, which is convertible into Common Stock of SPEEDCOM.

         On August 4, 2003, the principal amount and accrued interest of $21,138,000 due under the terms of the 7% Convertible Subordinated Notes was converted into 1,000,000 shares of Series B Convertible Preferred Stock with a stated value of $21.138 per share. Each share of Series B Convertible Preferred Stock converts into common stock of P-Com at $0.20 per share. The Series B Convertible Preferred Stock contains certain provisions that may result in a mandatory cash redemption. As a result, P-Com will reflect the carrying value of these instruments as a mezzanine security outside of stockholders' equity.

         The holders of the Series B Convertible Preferred Stock have agreed to exercise their conversion options upon receipt of shareholder approval increasing the number of authorized shares of common stock to allow for conversion, and upon completion of an equity financing resulting in gross proceed to P-Com of at least $3.0 million.

                                  P-COM, INC.
                                      PROXY
                      2003 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER __, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF P-COM, INC.

The undersigned hereby appoints Samuel Smookler and Daniel W. Rumsey and each of them as Proxyholders of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of P-Com, Inc., held of record by the undersigned on October 15, 2003, at the Annual Meeting of Stockholders of P-Com, Inc. to be held on November __, 2003 or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR Proposal Nos. 1, 2, 3, 4, 5, 6, 7, and 8. This Proxy, if properly executed, will be voted as specified below and on the reverse side. This Proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6, 7, and 8 if it is properly signed, but if no specification is made.

PLEASE  SIGN,  DATE AND  RETURN  THIS  PROXY CARD  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

                                   P R O X Y
                              FOLD AND DETACH HERE

P-COM, INC.
C/O EQUISERVE TRUST COMPANY N.A. P.O. BOX 8694
EDISON, NJ 08818-8694

                                                                                                         2406
                                                                                                          [X]
                                                                                                   FOR  ABSTAIN   AGAINST



Please mark votes as in this example.

6.       To elect two directors to serve for "three-year" terms ending 1.
         Proposal to amend P-Com's certificate of upon the 2006 annual meeting of stockholders or until their incorporation to increase the number of successors are duly elected and qualified. shares of common stock
         authorized for issuance  from   69,000,000  to  700,000,000 shares.

01) John A. Hawkins

02) Samuel Smookler      FOR        WITHHELD                                  2.       Proposal  to amend  P-Com's  certificate  of
                                                                                       incorporation  to implement a reverse  split
                     FOR             WITHHELD                                          of P-Com's  common stock at a ratio  between
                     ALL             FROM ALL                                          1-for-10 and 1-for-20.
                     NOMINEES        NOMINEES
                                                                              3.
                                                                                       Proposal to amend P-Com's bylaws to
                                                                                       permit the issuance of securities that
                                                                                       are convertible,  exercisable or exchangeable
                     ------------------------------------------                        into shares of P-Com common.
                     For all nominees except as written above

                                                                             4.       Proposal   to  approve   the   issuance   of
                                                                                      convertible  notes,   convertible  preferred
                                                                                      stock  and  warrants,   each  of  which  are
                                                                                      convertible  into or exercisable  for shares
                                                                                      of P-Com common.

                                                                             5.       Proposal   to  amend   P-Com's   1995  Stock
                                                                                      Option/Stock  Issuance  Plan ("Stock  Option
                                                                                      Plan").

                                                                             7.       To ratify the  appointment of Aidman Piser &
                                                                                      Company as independent auditors of P-Com for
                                                                                      the fiscal year ending December 31, 2003.

                                                                              8.       To    grant    P-Com's     management    the
                                                                                       discretionary   authority   to  adjourn  the
                                                                                       annual  meeting to a date or dates not later
                                                                                       than  December  __,  2003,  if  necessary to
                                                                                       enable P-Com's board of directors to solicit
                                                                                       additional  proxies  in  favor of any of the
                                                                                       proposals listed above.  Please sign exactly
                                                                                       as your  name(s) is (are) shown on the share
                                                                                       certificate to which the Proxy applies. When
                                                                                       shares  are  held  by  joint  tenants,  both
                                                                                       should  sign.  When  signing as an attorney,
                                                                                       executor,    administrator,    trustee    or
                                                                                       guardian, please give full title as such. If
                                                                                       a corporation, please sign in full corporate
                                                                                       name  by  President   or  other   authorized
                                                                                       officer.  If a  partnership,  please sign in
                                                                                       partnership name by authorized person.

                                                                              In their discretion,  the Proxyholders are authorized
                                                                              to vote upon such other  matters as may properly come
                                                                              before the  meeting,  including  the  election of any
                                                                              director  if any of the above  nominees  is unable to
                           serve or for good cause will not serve.

Signature:                         Date:                    Signature:                       Date:
          ------------------------      -----------------             ----------------------     ---------------------

                              FOLD AND DETACH HERE

                                     ANNEX A



                            ASSET PURCHASE AGREEMENT

         This ASSET PURCHASE AGREEMENT ("Agreement") is entered into as of this 16th day of June, 2003, by and between P-Com, Inc., a Delaware corporation ("Purchaser") and SPEEDCOM Wireless Corporation, a Delaware corporation ("Seller").

                                    RECITALS

         WHEREAS, the Boards of Directors of Purchaser and Seller believe it is in the best interests of each company that Purchaser acquire certain listed assets and assume certain listed liabilities of Seller.

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the parties hereby agree as follows:

                                    ARTICLE I
                           PURCHASE AND SALE OF ASSETS



         SECTION 1.1  DESCRIPTION OF ASSETS TO BE ACQUIRED.

         On the terms and subject to the conditions set forth in this Agreement, at the Closing Time (as defined in Section 7.1), Seller will convey, sell, transfer, assign, and deliver to Purchaser and Purchaser shall purchase and acquire from Seller, all right, title, and interest in and to the assets, properties, and rights of Seller specifically referred to in this Section 1.1 (collectively, the "Assets") free and clear of all liens, pledges, charges, claims, actions, suits, proceedings, security interests or other encumbrances of any sort ("Liens"), other than as set forth on Schedule 1.1. The Assets consist of the following:

                  (a) All of Seller's interests in the machinery, equipment, instruments, computer hardware and software, tooling, furniture, fixtures, motor vehicles, supplies, repair and maintenance parts, demonstration units and other fixed assets, together with manufacturer or vendor warranties associated therewith, listed on Schedule 1.1 (a);

                  (b) All of Seller's inventories of raw materials (together with any manufacturer or vendor warranties associated therewith), work-in-process, finished goods and supplies, including scrapwork and rework, listed on Schedule 1.1 (b);

                  (c) All of Seller's claims and rights under all agreements, contracts, licenses, leases, franchises, instruments, documents, purchase and sale orders and other executory commitments, all cash, cash equivalents and bank accounts owned by Seller at the Closing Date and all of Seller's permits, consents and certificates of any regulatory, administrative or other governmental agency or body, listed on Schedule 1.1 (c) hereto;

                  (d) All of Seller's interests in the leasehold[s] listed on
         Schedule 1.1(d), and all related rights, easements and uses which benefit or burden any such property;

                  (e) All of Seller's right, title and interest to trademarks, trademark rights, service marks, service mark rights, copyrights, trade names, trade name rights, fictitious business names, nondisclosure agreements, confidentiality agreements, assignment of inventions agreements, proprietary information and inventions agreements, works of authorship, inventions, software, source code, industrial models, industrial designs, utility models and certificates of invention, designs emblems and logos, trade secrets, know-how, manufacturing formulae, technical information, patents, patent applications, mask work registrations, inventions, franchises, franchise rights, customer and supplier lists listed on Schedule 1.1(e), together with the goodwill associated therewith and all other proprietary rights, information and processes;

                  (f) All accounts and notes receivable of Seller, all of which are listed on Schedule 1.1(f);

                  (g) Duplicates of all of Seller's original books of account, general ledgers, sales invoices, purchase orders, accounts payable and payroll records, tax returns and supporting schedules, drawings, files, papers and all other records relating to Seller's business;

                  (h) All rights under express or implied warranties from suppliers of Seller's business only to the extent such warranties relate to the business;

                  (i) All of the causes of action, judgments, and claims or demands of whatever kind or description arising out of the activities of Seller's business, but only to the extent such causes of action, judgments and claims or documents relate to the business; and

                  (j) All goodwill of Seller's business.

         SECTION 1.2 DESCRIPTION OF ASSETS TO BE RETAINED. Notwithstanding any provision to the contrary in this Agreement, the rights, properties and assets (collectively, the "Excluded Assets") as set forth on Schedule 1.2 will not be included in the Assets.

         SECTION 1.3 NON-ASSIGNMENT OF CERTAIN ASSETS. Notwithstanding anything to the contrary in this Agreement, to the extent that the assignment or subcontracting hereunder of any of the Assets shall require the consent of any other party (or in the event that any of the same shall be nonassignable or unable to be subcontracted), neither this Agreement nor any action taken pursuant to its provisions shall constitute an assignment or subcontract or an agreement to assign or subcontract if such assignment or subcontract or attempted assignment or subcontract would constitute a breach thereof or result in the loss of diminution thereof; provided however, in each such case, that Seller shall use its commercially reasonable efforts to obtain the consent of such other party to an assignment to Purchaser. If such consent is not obtained by the Closing, Seller shall cooperate with Purchaser in any arrangement designed for Purchaser to perform Seller's obligation with respect to such Asset after the Closing and for Purchaser to receive the benefits under any Asset after the Closing, which arrangements may include enforcement, for the account and benefit of Purchaser, of any and all rights of Seller against any other person arising out of the breach or cancellation by such other person or otherwise, all of such actions of Seller to be at the direction and expense of Purchaser.

                                   ARTICLE II
                              LIABILITIES OF SELLER



         SECTION 2.1 ASSUMED LIABILITIES. Purchaser hereby agrees to assume, satisfy or perform only those liabilities and obligations of Seller specifically identified on Schedule 2.1 attached hereto (collectively, the "Assumed Liabilities").

         SECTION 2.2 LIABILITIES NOT ASSUMED. Other than the Assumed Liabilities, Purchaser shall not assume, nor shall Purchaser or any affiliate, or any officer, director, employee, stockholder or agent of Purchaser, be deemed to have assumed or guaranteed, any liabilities, obligations, litigation, disputes, debts, payables, counterclaims, rights of set-off or return, or commitments or claims, whether such liabilities are contingent or otherwise, or direct or indirect, of Seller in existence on or prior to or after the Closing Time or based on any events, facts or circumstances in existence prior to the Closing Time (collectively, the "Excluded Liabilities"). Without limiting the generality of the foregoing, the Excluded Liabilities shall include any liabilities or claims arising from or related to the termination of employees of Seller on or before the Closing Date, or liabilities or claims arising from or related to Employee Plans as defined in Section 5.16.

         SECTION 2.3 RISK OF LOSS. In the event any of the Assets are unavailable for delivery to Purchaser on the Closing Date as a result of risks for which such Assets were insured by Seller, Purchaser may at its option elect
(i) to require Seller to deliver to Purchaser assignments of Seller's rights under its insurance policies, if any, applicable to such Assets and to close on that basis, or (ii) to not close due to the failure of a condition to Closing if the rights described in (i) above are not fully assignable and the amount of the loss reasonably can be expected to be in excess of five hundred thousand dollars ($500,000). Seller hereby agrees to use its reasonable best efforts to make such assignment of rights if Purchaser so elects.

                                   ARTICLE III
                                 PURCHASE PRICE



         SECTION 3.1 CONSIDERATION. Upon the terms and subject to the conditions contained in this Agreement, in consideration for the Assets and in full payment therefore, Purchaser will pay, or cause to be paid, to Seller the Purchase Price set forth in Section 3.2.

         SECTION 3.2 PAYMENT OF PURCHASE PRICE. The purchase price ("Purchase Price") to be paid or payable by Purchaser to Seller shall consist of Sixty Seven Million, Five Hundred Thousand (67,500,000) shares of Purchaser's common stock, par value $.001 per share (the "Common Stock"). The shares of Common Stock issuable in payment of the Purchase Price are herein sometimes referred to as the "Securities." The Purchase Price shall be subject to adjustment under the circumstances and in the manner set forth in Schedule 3.2 attached hereto.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Seller, subject to such exceptions as are specifically disclosed in the disclosure schedules supplied by Seller to Purchaser (collectively the "Seller Disclosure Schedules"), as referenced within the applicable Sections and dated as of the date hereof, which disclosures shall be deemed to be representations and warranties hereunder, as follows:

         SECTION 4.1 ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         SECTION 4.2 AUTHORIZATION. Subject to Purchaser obtaining stockholder approval to increase the number of authorized shares of Common Stock necessary to consummate the transaction, Purchaser has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Purchaser has taken all necessary and appropriate corporate action with respect to the execution and delivery of this Agreement, and subject to Purchaser obtaining stockholder approval to increase the number of authorized shares of Common Stock necessary to consummate the transaction, this Agreement constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its respective terms:

                  (i) except as limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights and remedies generally; and

                  (ii) except as the indemnification provisions contained in this Agreement may be limited by principles of public policy.

         SECTION 4.3 FINANCIAL STATEMENTS. Each of the consolidated financial statements (including, in each case, any related notes thereto) included in the Purchaser SEC Reports (as defined in Section 4.4) (the "Purchaser Financial Statements") was prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved and each fairly presented the consolidated financial position of

Purchaser as of the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. Purchaser's revenue recognition policies with respect to the Purchaser Financial Statements have been made in accordance with GAAP. Purchaser maintains a standard system of accounting in accordance with GAAP. All of Purchaser's general ledgers, books and records are located at Purchaser's principal place of business. Purchaser's financial reserves are adequate to cover claims incurred.

         SECTION 4.4 SEC FILINGS. Purchaser has filed all forms, reports and documents required to be filed with the SEC since January 1, 2000 and has made available to Seller, in the form filed with the SEC, (i) its annual report on Form 10-K for the fiscal years ended December 31, 2000, 2001 and 2002, (ii) its quarterly report on Form 10-Q for the period ended March 31, 2003, (iii) all proxy statements relating to Purchaser's meetings of stockholders (whether annual or special) held since January 1, 2000, (iv) all other reports or registration statements filed by Purchaser with the SEC since January 1, 2000, and (v) all amendments and supplements to all such reports, proxy statements and registration statements filed by Purchaser with the SEC. All such required forms, reports and documents (including those enumerated in clauses (i) through (v) of the preceding sentence) are referred to herein as the "Purchaser SEC Reports." As of their respective dates, the Purchaser SEC Reports (i) were prepared in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such Purchaser SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Purchaser's subsidiaries is required to file any forms, reports or other documents with the SEC.

         SECTION 4.5 CAPITALIZATION. The authorized capital stock of Purchaser consists, or will consist immediately prior to the Closing, of:

                  (a) Preferred Stock. Two million (2,000,000) shares of Preferred Stock, $.0001 par value, of which 500,000 shares are designated Series A Junior Participating Preferred Stock, and none of which are issued or outstanding. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in Purchaser's Amended and Restated Certificate of Incorporation. The parties agree and acknowledge that Purchaser may issue shares of Series A Preferred Stock in connection with a Qualified Financing, as such term is defined in Section 8.1(g) below.

                  (b) Common Stock. Sixty-nine million (69,000,000) shares of Common Stock, of which 41,037,644 shares were issued and outstanding as of June 3, 2003. All such shares have been duly authorized, and all such issued and outstanding shares have been validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), are fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed thereon by the holders thereof.

                  (c) Other Securities. As of June 3, 2003, Purchaser had reserved 5,786,892 shares of Common Stock for issuance pursuant to Purchaser's 1995 Stock Option/Stock Issuance Plan (the "Stock Option Plan"), under which options were outstanding for 2,415,374 shares, and 10,216,701 shares of Common Stock for issuance upon exercise of outstanding warrants. As of June 6, 2003, Purchaser had outstanding $20,090,000 principal amount of 7% Convertible Subordinated Notes ("Convertible Notes"), convertible into 12,853,175 shares of Common Stock. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. Since June 1, 2003, there have been no amendments of any Purchaser stock options, warrants or

         Convertible Notes and no changes in the capital structure of Purchaser other than issuances of Common Stock upon the exercise of options granted under the Stock Option Plan.

         SECTION 4.6  VALID ISSUANCE.

         (a) The Securities, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and will be free and clear of any preemptive rights, security interests, claims, liens or other encumbrances.

         (b) The issuance of the Securities are (assuming no change in applicable law) issued in full compliance with applicable state and federal securities laws.

         SECTION 4.7 NO CONFLICT OR DEFAULT. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof and thereof, including the consummation of the transactions contemplated hereby and thereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition or provision of Purchaser's Certificate of Incorporation or Bylaws (or similar constituent documents), or of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Purchaser is a party or by which Purchaser's assets are bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder.

         SECTION 4.8 ABSENCE OF CERTAIN CHANGES AND EVENTS. Except as set forth in Schedule 4.8, or as otherwise disclosed in the Purchaser SEC Reports, since March 31, 2003, there has not been:

                  (a) Any material adverse change in the financial condition, results of operation, assets, liabilities, business or prospects of Purchaser or any occurrence, circumstance or combination thereof which reasonably could be expected to result in any such material adverse change;

                  (b) Any material transaction relating to or involving Purchaser (other than the transactions contemplated herein) which was entered into or carried out by Purchaser other than in the ordinary and usual course of business;

                  (c) Any adverse relationships or conditions with vendors or customers that may have a material adverse effect on Purchaser; and

                  (d) Any other event or condition of any character that has resulted in a material adverse effect, or may reasonably be expected to have a material adverse effect, upon Purchaser.

         SECTION 4.9 COMPLIANCE WITH LAWS. Except as otherwise set forth in
Schedule 4.9, or as otherwise disclosed in the Purchaser SEC Reports, Purchaser has complied and is in compliance with all applicable foreign, federal, state, and local laws, statutes, licensing requirements, rules, and regulations, and judicial or administrative decisions where the failure to comply could have a material adverse effect on Purchaser. There is no order issued, investigation, or proceeding pending or notice served on Purchaser or, to Purchaser's knowledge, threatened, with respect to any violation of any law, ordinance, order, writ, decree, rule, or regulation issued by any federal, state, local, or foreign court or governmental agency or instrumentality.

         SECTION 4.10 CONSENTS. The execution and delivery of this Agreement by Purchaser does not, and the performance of this Agreement by Purchaser shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, or any other third party, including licensors and lenders, except for
(i) the approval by Purchaser's shareholders of an increase in the authorized Common Stock of Purchaser; (ii) compliance with the applicable requirements, if any, of the bulk sales laws; and (iii) consent of Silicon Valley Bank.

         SECTION 4.11 BROKER'S AND FINDER'S FEES/CONTRACTUAL LIMITATIONS. Except as set forth in Schedule 4.11, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of Purchaser is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with any transactions contemplated hereby. Neither Purchaser nor any of its officers, directors, employees, agents or representatives (collectively "Representatives") are or have been subject to any agreement, letter of intent, or understanding of any kind which prohibits, limits, or restricts Purchaser or its Representatives from negotiating, entering into and consummating this Agreement and the transactions contemplated hereby and thereby.

         SECTION 4.12 DISCLOSURE OF INFORMATION. Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to enter into this Agreement and thereby contract to purchase the Assets. Purchaser further represents that it has had an opportunity to ask questions and receive answers from Seller regarding the terms and conditions of the offering of the Assets and the business, properties, prospects and financial condition of Seller.

         SECTION 4.13 COMPLETE DISCLOSURE. No representation or warranty made by Purchaser in this Agreement, nor any financial statements prepared and furnished or to be prepared and furnished by Purchaser or its representatives to Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Purchaser, subject to such exceptions as are specifically disclosed in the disclosure schedules supplied by Seller to Purchaser (collectively the "Seller Disclosure Schedules"), as referenced within the applicable Sections and dated as of the date hereof, which disclosures shall be deemed to be representations and warranties hereunder, as follows:

         SECTION 5.1 ORGANIZATION; GOOD STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. Seller is qualified as a foreign corporation and is in good standing in such other jurisdictions in which the failure to be so qualified would have a material adverse effect on the Assets taken as a whole (or Purchaser's interest in or use of any material portion thereof following the Closing) (a "Material Adverse Effect"). Except as set forth in Schedule 5.1, Seller does not own, directly or indirectly, any equity or other ownership interest in or control any corporation, partnership, joint venture or other entity. Seller has property, employees or operations relating to the Assets only in the jurisdictions set forth on Schedule 5.1(a).

         SECTION 5.2 AUTHORIZATION. Subject to Seller obtaining the requisite shareholder approval, Seller has the full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the execution and delivery of the general conveyances, bills of sale, assignments and other documents and instruments evidencing the conveyance of the Assets or delivered in accordance with Section 7.2 hereunder (the "Closing Documents"). Subject to Seller obtaining the requisite shareholder approval, Seller has taken all necessary and appropriate corporate action with respect to the execution and delivery of any Closing Documents, and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement or to consummate the transactions contemplated hereby and thereby. Subject to Seller obtaining the requisite shareholder approval, this Agreement constitutes valid and binding obligation of Seller, enforceable against Seller in accordance with its terms: (i) except as limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights and remedies generally, (ii) except as may be required by bulk sales provisions of the applicable state laws and (iii) except as the indemnification provisions contained in this Agreement may be limited by principles of public policy. The execution and delivery of this Agreement by Seller does not, and, as of the Closing, the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict")
(i) any provision of the Certificate of Incorporation or Bylaws of Seller or
(ii) any material mortgage, indenture, lease, contract or other agreement or material instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or by which its properties or assets are bound, except where such Conflict would not have a Material Adverse Effect.

         SECTION 5.3 FINANCIAL STATEMENTS. Each of the financial statements (including, in each case, any related notes thereto) included in the Seller SEC Reports (as defined in Section 5.4) delivered by Seller to Purchaser (the "Seller Financial Statements") was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and each fairly presented the financial position of Seller as of the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. Seller's revenue recognition policies with respect to the Seller Financial Statements have been made in accordance with GAAP. Seller maintains a standard system of accounting in accordance with GAAP. All of Seller's general ledgers, books and records are located at Seller's principal place of business. Seller's financial reserves are adequate to cover claims incurred.

         SECTION 5.4 SEC FILINGS. Seller has filed all forms, reports and documents required to be filed with the SEC since January 1, 2000 and has made available to Purchaser, in the form filed with the SEC, (i) its annual report on Form 10-K for the fiscal years ended December 31, 2000, 2001 and 2002, (ii) its quarterly report on Form 10-Q for the period ended March 31, 2003, (iii) all proxy statements relating to Seller's meetings of stockholders (whether annual or special) held since January 1, 2000, (iv) all other reports or registration statements filed by Seller with the SEC since January 1, 2000, and (v) all amendments and supplements to all such reports, proxy statements and registration statements filed by Seller with the SEC. All such required forms, reports and documents (including those enumerated in clauses (i) through (v) of the preceding sentence and Seller's March 31, 2003 Form 10-Q) are referred to herein as the "Seller SEC Reports." As of their respective dates, Seller SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Seller SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Seller's subsidiaries is required to file any forms, reports or other documents with the SEC.

         SECTION 5.5 ABSENCE OF CERTAIN CHANGES AND EVENTS. Except as set forth in Schedule 5.5, or as otherwise disclosed in Seller SEC Reports, since March 31, 2003, there has not been:

                  (a) Any material adverse change in the financial condition, results of operation, assets, liabilities, business, or prospects of Seller or any occurrence, circumstance, or combination thereof which reasonably could be expected to result in any such material adverse change;

                  (b) Any material transaction relating to or involving Seller (other than the transactions contemplated herein) which was entered into or carried out by Seller other than in the ordinary and usual course of business;

                  (c) Any modification, waiver, change, amendment, release, rescission, accord and satisfaction, or termination of, or with respect to, any term, condition, or provision of any material contract, agreement, license, or other instrument to which Seller is a party and relating to or affecting the Assets, other than any satisfaction by performance in accordance with the terms thereof in the usual and ordinary course of business and consistent with prior practice;

                  (d) Any adverse relationships or conditions with vendors or customers that may have a Material Adverse Effect;

                  (e) Any other event or condition of any character that has resulted in a Material Adverse Effect, or may reasonably be expected to have a Material Adverse Effect;

                  (f) Any labor disputes or disturbances materially affecting Seller in an adverse manner, including, without limitation, the filing of any petition or charge of unfair labor practices with the National Labor Relations Board; or

                  (g) Any purchase or lease of, or any agreements to purchase or lease, capital assets for Seller in excess of $10,000 individually, or in excess of $50,000 in the aggregate.

         SECTION 5.6 UNDISCLOSED LIABILITIES. There are no debts, liabilities or obligations, other than the Excluded Liabilities with respect to which the Assets are subject, liquidated, unliquidated, accrued, absolute, contingent, or otherwise, that are not specifically identified in the Financial Statements. Seller has not guaranteed the repayment of any obligations of any third party, including affiliates and affiliated entities or persons.

         SECTION 5.7 PROPERTIES. Seller has good, valid and marketable title to all assets, tangible and intangible, purported to be owned by Seller, including the Assets, reflected on the Financial Statements. All such assets purported to be owned by Seller are free and clear of all mortgages, liens, charges, security interests or other encumbrances of any nature whatsoever except as reflected in the Financial Statements and except for liens for current taxes not delinquent, liens imposed by operation of law and liens incurred in the ordinary course of business. All Assets, including machinery and equipment, owned, leased or otherwise used by Seller are in good operating condition and repair, reasonable wear and tear excepted, and are suitable and adequate for use in the ordinary course of business and conform in all material respects to all applicable laws. All leases relating to Seller's business are binding, valid and enforceable in accordance with their terms. After the Closing Time, Purchaser will be entitled to the continued use and possession of the property leased by Seller, for the terms specified in such leases and for the purposes for which such property is used. There is no pending or, to Seller's knowledge threatened, condemnation or similar proceeding affecting any of the real property used in the business leased by Seller.

         SECTION 5.8  TAXES.

         (a) No Tax (as defined below) is required to be withheld pursuant to
Section 1445 of the Code as a result of the transfers contemplated by this Agreement.

         (b) There are no liens, except as disclosed in Schedule 1.1, for Taxes upon the Assets except liens for current Taxes not yet due. Seller's unpaid Taxes do not exceed the reserve for Taxes established on Seller's books and records. No governmental entity (a "Taxing Authority") responsible for the imposition of any Tax (domestic or foreign) has asserted that Seller owes any Taxes other than as shown on its tax returns and paid with such returns.

         (c) None of the assets (including the Assets) of Seller (i) is property that is required to be treated as owned by any other person pursuant to the so-called "safe harbor lease" provisions of former Section 168(f)(8) of the Code, (ii) directly or indirectly secures any debt the interest on which is tax exempt under Section 103(a) of the Code or (iii) is "tax exempt use property" within the meaning of Section 168(h) of the Code. The transactions contemplated herein are not subject to the tax withholding provisions of Code Section 3406, or of Subchapter A of Chapter 3 of the Code or of any other provision of law in any jurisdiction. Seller is not and has never been a member of a group permitted or required to file consolidated Tax returns and is not party to any agreement relating to the payment or sharing of liability for Taxes. Seller has not filed consent under Section 341(f) of the Code.

         (d) For purposes of this Agreement, "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Taxing Authority responsible for the imposition of any such tax (domestic or foreign), (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period and (iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of any express or implied obligation to indemnify any other person.

         SECTION 5.9 COMPLIANCE WITH LAWS. Seller has complied and is in compliance with all applicable foreign, federal, state, and local laws, statutes, licensing requirements, rules, and regulations, and judicial or administrative decisions where the failure to comply could have a Material Adverse Effect. There is no order issued, investigation, or proceeding pending or notice served on Seller or, to Seller's knowledge, threatened, with respect to any violation of any law, ordinance, order, writ, decree, rule, or regulation issued by any federal, state, local, or foreign court or governmental agency or instrumentality applicable to the Assets.

         SECTION 5.10 CONSENTS. The execution and delivery of this Agreement by Seller does not, and the performance of this Agreement by Seller shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, or any other third party (except as may be required to notify the preferred investors), including licensors and lenders, except for (i) the approval by Seller's shareholders of this Agreement and the transactions contemplated hereby, (ii) compliance with the applicable requirements, if any, of the bulk sales laws, and (iii) consent from SDS and/or its affiliated lenders.

         SECTION 5.11 PRODUCT LIABILITY. There are no defects in the design or technology embodied in any product of Seller which Seller currently markets or has marketed in the past that impairs or are likely to impair the intended use of the product or injure any consumer of the product or third party, except that warranty claims may arise in the normal course of business, for products shipped prior to the Closing Time, in an aggregate amount of no more than the warranty reserves established on the most recent balance sheet of Seller. Seller has delivered to Purchaser copies of its warranty policies and all outstanding warranties or guarantees relating to any of Seller's products other than warranties or guarantees implied by law. There is no claim asserting (a) any damage, loss or injury caused by any product of Seller, or (b) any breach of any express or implied product warranty or any other similar claim with respect to any product of Seller other than standard warranty obligations (to replace, repair or refund) made by Seller in the ordinary course of business.

         SECTION 5.12  PROPRIETARY RIGHTS.

         (a) Seller (i) owns all right, title and interest in, (ii) is licensed, or (iii) is otherwise entitled to exercise, without restriction, all rights to all patents, trademarks, trade names, service marks, copyrights, mask works, trade secrets and other intellectual property rights, and any applications or registrations therefore, and all inventions, mask work layouts, net lists, source code, object code, schematics, technical drawings, technology, know-how, processes, formulas, algorithms, computer software programs, documentation, and all other tangible and intangible information or material in any form which form part of the Assets, without any conflict with or infringement of the rights of others and free and clear of any Liens (collectively, the "Intellectual Property Rights"). Seller has the right to use, sell, license, assign, transfer, convey or dispose of the Intellectual Property Rights or the products, processes and materials covered thereby.

         (b) Schedule 5.12(b) sets forth: (i) all copyrights, patents, patent applications, trademarks, service marks, trade names, and other company, product or service identifiers owned by or licensed to Seller with respect to the Intellectual Property Rights; (ii) the jurisdictions) in which an application for patent or application for registration, if any, of each Intellectual Property Right has been made, including the respective application numbers and dates; (iii) the jurisdiction(s), if any, in which each such Intellectual Property Right has been patented or registered, including the respective patent or registration numbers and dates; and (iv) all licenses, sublicenses and other agreements to which Seller is a party and pursuant to which any other party is authorized to use, exercise, or receive any benefit from the Intellectual Property Rights (other than to end-user licenses entered into in the ordinary course of business). Seller has delivered to Purchaser copies of all licenses, sublicenses, and other agreements identified pursuant to clause (iv) above. Seller and, to the knowledge of Seller, each other party thereto, is in compliance with all material terms and conditions of all such licenses, sublicenses, and other agreements. Seller has no knowledge of any claim, threatened claim or facts indicating that Seller or any other party thereto has breached any material terms or conditions of such licenses, sublicenses, or other agreements.

         (c) Seller has taken all necessary and appropriate steps, including, without limitation, the filing of copyright, and trademark applications to perfect and protect its interest in the Intellectual Property Rights in the United States. Seller has the exclusive right to file, prosecute, and maintain such applications and the patents and registrations that issue therefrom.

         (d) To Seller's knowledge, after due inquiry, all patents and registered trademarks, service marks, and other company, product or service identifiers and copyrights held by Seller are valid and enforceable.

         (e) Seller has secured or is in the process of securing valid written assignments from all consultants and employees who contributed to the creation or development of the Intellectual Property Rights of the rights to such contributions that Seller does not already own by operation of law except where failure to secure such assignments would not have a Material Adverse Effect.

         (f) To Seller's knowledge, there has not been and there is not now any unauthorized use, infringement or misappropriation of any of the Intellectual Property Rights by any third party, including, without limitation, any service provider of Seller.

         (g) Seller has not brought any actions or lawsuits alleging (i) infringement of any of the Intellectual Property Rights or (ii) breach of any license, sublicense or other agreement authorizing another party to use the Intellectual Property Rights. To Seller's knowledge, there do not exist any facts that could form the basis of any such action or lawsuit. Seller has not entered into any agreement granting any third party the right to bring infringement actions with respect to, or otherwise to enforce rights with respect to, any of the Intellectual Property Rights.

         (h) No person has asserted or, to the knowledge of Seller, threatened to assert any claims with respect to the Intellectual Property Rights (i) contesting the right of Seller to use, exercise, sell, license, transfer or dispose of any of the Intellectual Property Rights or any products, processes or materials covered thereby or (ii) challenging the ownership, validity or enforceability of any of the Intellectual Property Rights. No Intellectual Property Right is subject to any outstanding order, judgment, decree, stipulation or agreement related to or restricting in any manner the licensing, assignment, transfer or conveyance thereof by Seller.

         (i) Schedule 5.12(i) sets forth: (i) all copyrights, patents, patent applications, trademarks, service marks, trade names, trade secrets and other company, product or service identifiers licensed to Seller ("In-Licensed Intellectual Property Rights") and (ii) all licenses, sublicenses and other agreements to which Seller is a party and pursuant to which Seller is authorized to use, exercise, or receive any benefit from any In-Licensed Intellectual Property Right (other than commercially available, i.e., "off-the-shelf" software). Seller has delivered to Purchaser copies of all licenses, sublicenses and other agreements identified pursuant to clause (ii) above. Seller and, to Seller's knowledge, each other party thereto is in compliance with all material terms and conditions of all such licenses, sublicenses, and other agreements. Seller has no knowledge of any claim, threatened claim or the existence of any facts indicating that Seller or any other party thereto has breached any material terms or conditions of such licenses, sublicenses, or other agreements.

         (j) No In-Licensed Intellectual Property Right is subject to any outstanding order, judgment, decree, stipulation or agreement related to, or restricting in any manner, the use or licensing thereof by Seller.

         (k) Seller has the right to sell, assign, transfer, and convey all of its right, title and interest in and to the Intellectual Property Rights and In-Licensed Intellectual Property Rights to Purchaser. Seller is not, nor will be as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or thereby, in violation of, breach of nor will Seller forfeit, terminate or in any way impair any material Intellectual Property Right or In-Licensed Intellectual Property Right whether or not pursuant to any license, sublicense or agreement with respect to the Intellectual Property Rights or In-Licensed Intellectual Property Rights set forth or required to be set forth in Seller Schedules, or in any way impair the right of Purchaser to use, sell, license or dispose of or to bring any action for the infringement of, any Intellectual Property Right or In-Licensed Intellectual Property Right or any products or technology designed, developed, manufactured, sold or serviced by Seller (collectively, "Products").

         (l) To Seller's knowledge, the manufacture, marketing, license, sale or use of any Products anywhere in the world does not (i) violate any material license or agreement with any third party, or (ii) infringe on any intellectual property right of any third party. Seller does not know of any claims to the effect that the manufacture, marketing, license, sale or use of any Product infringes any copyright, patent, trade secret, or other intellectual property right of any third party or violates any license or agreement with any third party. Seller has not received service of process or been charged in writing as a defendant in any claim, suit, action or proceeding that alleges that any Asset infringes any patents, trademarks, service marks, trade secret rights, copyrights or other intellectual property rights of any third party, which has not been finally adjudicated prior to the date hereof. Seller does not have any outstanding restrictions or infringement liability with respect to any patent, trade secret, trademark, service mark, copyright or other intellectual property right of another which relates to the Assets.

         (m) Seller has taken all necessary and appropriate steps to protect and preserve the confidentiality of, and proprietary rights in, all inventions, algorithms, formulas, schematics, technical drawings, ideas, know-how, processes not otherwise protected by patents or patent applications, source code, program listings, and trade secrets ("Confidential Information"), including, without limitation, marking all such Confidential Information with appropriate "Proprietary" or "Confidential" legends, establishing policies for the handling, disclosure, and use of Confidential Information, and the acquisition of valid written nondisclosure agreements from any party (including Seller employees) receiving Confidential Information (the form of which has been provided to Purchaser and its counsel), except where failure to take such steps would not have a Material Adverse Effect. All Confidential Information is presently, and as of the Closing will be, located at Seller's address as set forth in this Agreement. No person other than Seller has used, divulged or appropriated Confidential Information except for the benefit of Seller. No person has used, divulged or appropriated Confidential Information to the detriment of Seller other than pursuant to the terms of written agreements between Seller and such other persons.

         SECTION 5.13  CONTRACTS AND COMMITMENTS.

         (a) Schedule 5.13 sets forth a list of all outstanding licenses, contracts or other agreements, whether or not in writing, to which obligations are owing by Seller and which are related to the Assets or pursuant to which Seller derives any benefits relating to the Assets (collectively "Contracts").

         (b) Seller has performed all of its obligations under the terms of each Contract, and is not in default thereunder, except has noted in Schedule 2.1, in either case, except where such non-performance or default would have a Material Adverse Effect. No event or omission has occurred which but for the giving of notice or lapse of time or both would constitute a default by Seller or, to Seller's knowledge, any other party thereto under any such Contract where such default by any such party could have a Material Adverse Effect. Each Contract is valid and binding on Seller and, to the knowledge of Seller, on each other party thereto and is in full force and effect.

         SECTION 5.14 NO CONFLICT OR DEFAULT. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof and thereof, including the consummation of the transactions contemplated hereby and thereby, will violate any statute, regulation, or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition, or provision of Seller's Articles of Incorporation or Bylaws (or similar constituent documents), as presently in effect, or of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation, or instrument to which Seller is a party or by which it or they or any of the Assets are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder.

         SECTION 5.15  LABOR RELATIONS.

         (a) Seller has not failed to comply in any respect with Title VII of the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the Occupational Safety and Health Act of 1970, as amended, all applicable federal, state, and local laws, rules, and regulations relating to employment, and all applicable laws, rules and regulations governing payment of minimum wages and overtime rates, and the withholding and payment of taxes from compensation of employees.

         (b) There are no labor controversies pending or threatened between Seller and any of its employees or any labor union or other collective bargaining unit representing any of the employees.

         (c) Seller has never entered into a collective bargaining agreement or other labor union contract relating to the business and applicable to the employees.

         (d) Except as disclosed on Schedule 5.15(d), there are no written employment or separation agreements, or oral employment or separation agreements other than those establishing an "at-will" employment relationship between Seller and any of the employees.

         SECTION 5.16  EMPLOYEE BENEFIT PLANS.

         (a) Schedule 5.16 lists all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any employee of Seller, any trade or business (whether or not incorporated) which is a member or which is under common control with Seller (an "ERISA Affiliate") within the meaning of Section

414 of the Code (together, the "Employee Plans"), and a copy of each such Employee Plan has been provided to Purchaser.

         (b) None of the Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person; (ii) there has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Employee Plan, which could result in any material liability of Seller; (iii) all Employee Plans are in compliance in all respects with the requirements prescribed by any and all statutes (including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto (including all applicable requirements for notification to participants or the Department of Labor, Internal Revenue Service or Secretary of the Treasury), and Seller has performed all material obligations required to be performed by it under, is not in any material respect in default under or violation of, and has no knowledge of any default or violation by any other party to, any of the Employee Plans; (iv) each Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code does so qualify and a favorable determination letter with respect to each such Employee Plan and trust has been received from the Internal Revenue Service (the "IRS"), and nothing has occurred which may reasonably be expected to cause the loss of such qualification or exemption; (v) all contributions required to be made to any Employee Plan pursuant to Section 412 of the Code, the terms of the Employee Plan or any collective bargaining agreement, have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Employee Plan for the current plan years; (vi) with respect to each Employee Plan, no "reportable event" within the meaning of Section 4043 of ERISA (excluding any such event for which the thirty (30) day notice requirement has been waived under the regulations to Section 4043 of ERISA) nor any event described in Section 4062, 4063 or 4041 of ERISA has occurred; and (vii) no Employee Plan is covered by, and Seller has not incurred or expects to incur any liability under, Title IV of ERISA or Section 412 of the Code.

         SECTION 5.17 BROKER'S AND FINDER'S FEES / CONTRACTUAL LIMITATIONS. No agent, broker, investment banker, person or firm acting on behalf of or under the authority of Seller is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with any transactions contemplated hereby, except as noted in Schedule 5.17. Neither Seller nor any of its officers, directors, employees, agents or representatives (collectively "Representatives") are or have been subject to any agreement, letter of intent, or understanding of any kind which prohibits, limits or restricts Seller or its Representatives from negotiating, entering into and consummating this Agreement and the transactions contemplated hereby and thereby.

         SECTION 5.18 INTERESTED PARTY RELATIONSHIPS. Except as set forth in Seller's SEC Documents, neither Seller, nor to Seller's knowledge any shareholder of Seller, nor any officer and director or family member thereof, or any corporation, partnership or other entity which, directly or indirectly, alone or together with others, controls, is controlled by or is in common control with, any officer or director or family member thereof has any material financial interest, direct or indirect, in any material supplier or customer, any party to any contract which is material to the business, or any competitor with the business.

         SECTION 5.19 ENVIRONMENTAL MATTERS. Seller (i) has obtained all applicable permits, licenses and other authorizations which are required under foreign, federal, state or local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes by Seller (or their respective agents); (ii) are in compliance with all terms and conditions of such required permits, licenses and authorization, and also are in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) are not aware of nor have received notice of any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from Seller's (or its agent's) manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release into the environment, of any pollutant, contaminant, or hazardous or toxic material waste; (iv) have taken all actions necessary under applicable requirements of Federal, state or local environmental laws, rules or regulations to register any products or materials required to be registered by Seller (or any of its agents) thereunder; and (v) are not aware of any contaminated soil or groundwater at any of the properties or portions thereof owned or operated, leased or previously owned or leased by Seller. Seller does not require any permits relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes by Seller (or its agents). Seller has disclosed to Purchaser all documents relating to tests previously conducted or to be conducted in the future for potential contamination at any of Seller's facilities, whether owned or leased, including soil and water tests.

         SECTION 5.20 BOOKS AND RECORDS. The books and records of Seller to which Purchaser has been given access are the true books and records of Seller and accurately and fairly reflect the underlying facts and transactions in all respects.

         SECTION 5.21 COMPLETE DISCLOSURE. No representations or warranties made by Seller in this Agreement, nor any financial statements prepared and furnished or to be prepared and furnished by Seller or its representatives to Purchaser pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

         SECTION 5.22 BACKLOG. Schedule 5.22 sets forth the backlog of orders that Seller is to ship and contract work to be performed as of May 31, 2003. Seller either possess sufficient inventory of parts, materials and personnel to produce the same within their scheduled delivery dates or such parts or materials have lead times such that Seller can acquire such parts and materials in time to produce and ship such backlog in accordance with its schedule shipping date.

         SECTION 5.23 CUSTOMERS AND SUPPLIERS. None of Seller's ten (10) largest customers and ten (10) largest suppliers during the twelve months ended March 31, 2003 (determined on the basis of both revenues and bookings during such period) has terminated, or to the knowledge of Seller intends to materially reduce or terminate, the amount of its business with Seller.

         SECTION 5.24 INVENTORY. Schedule 5.24 sets forth a list of all of the inventories of Seller as of the date hereof (the "Inventories"). The Inventories are valued at cost (determined on a first-in first-out basis) or market, whichever is lower, with adequate allowances for excess and obsolete materials and materials below standard quality in accordance with GAAP consistently applied. The quality and quantity of the Inventories are such that the Inventories are readily usable and saleable in the normal course of business of Seller, except such amounts as are reserved in accordance with GAAP consistently applied. All items included in such Inventories are owned by Seller. All Inventories materially in excess of reasonable estimated requirements for the business based on current operations for the three (3) months from the date hereof are set forth in Schedule 5.24. Except as disclosed in Schedule 5.24,

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

Seller holds no Inventories manufactured to customer specifications effectively rendering the Inventories saleable only to that customer.

         SECTION 5.25 PAYABLES; RECEIVABLES. All the accounts receivable and notes receivable owing to Seller as of the date hereof are set forth in Schedule
5.25 and constitute valid and enforceable claims arising from bona fide transactions in the ordinary course of business, and there are no contingent or asserted claims, rights of return or other rights of set-off against any thereof, except to the extent appropriately reserved for in the Seller Financial Statements. As of the date hereof, except as set forth in Schedule 5.25, there is (i) no account debtor or note debtor delinquent in its payment by more than 30 days, (ii) no account debtor or note debtor that has refused (or threatened to refuse) to pay its obligations for any reason, (iii) no account debtor or note debtor that is insolvent or bankrupt, and (iv) no account receivable or note receivable which is pledged to any third party by Seller. Seller does not hold deposits from customers or has not received prepaid service contract revenue or other prepaid revenue.

         SECTION 5.26 INVESTMENT ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Seller in reliance upon Seller's representation to Purchaser, which by Seller's execution of this Agreement, Seller hereby confirms, that the Securities to be received by Seller in payment of the Purchase Price will be acquired by Seller for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Seller has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Seller further represents that Seller does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         SECTION 5.27 DISCLOSURE OF INFORMATION. Seller believes it has received all the information it considers necessary or appropriate for deciding whether to enter into this Agreement and thereby contract to purchase the Securities. Seller further represents that it has had an opportunity to ask questions and receive answers from Purchaser regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of Purchaser.

         SECTION 5.28 INVESTMENT EXPERIENCE. Seller acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Seller also represents it has not been organized for the purpose of acquiring the Securities.

         SECTION 5.29 RESTRICTED SECURITIES. Seller understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Act, the Securities must be held indefinitely. In this connection, Seller represents that it is familiar with Commission Rule 144, as presently in effect ("Rule 144"), and understands the resale limitations imposed thereby and by the Act.

         SECTION 5.30 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Seller further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of Seller to be bound by this
Section 5.30 and:

                  (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) Seller shall have notified Purchaser of any proposed disposition and shall have furnished Purchaser with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) Seller shall have furnished Purchaser with an opinion of outside counsel, at Seller's expense, reasonably satisfactory to Purchaser, to the effect that such disposition will not require registration of such shares under the Act. It is agreed that Purchaser will require opinions of counsel for transactions made pursuant to Rule 144(k).

         SECTION 5.31 LEGENDS. Seller understands that, until such time as the Securities have been registered under the Act or may otherwise be sold by Seller under Rule 144(k), the certificates for the Securities shall bear a restrictive legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

         Purchaser agrees that it shall, immediately prior to a registration statement covering the Securities being declared effective, deliver to its transfer agent an opinion letter of counsel opining that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the Securities, certificates representing such Securities without the restrictive legend above, provided such Securities are to be sold pursuant to the prospectus contained in such registration statement. Upon receipt of such opinion, Purchaser shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

         The legend set forth above shall be removed and Purchaser shall issue a certificate without such legend to the holder of any Security upon which is it stamped (unless otherwise required by state securities laws) (i) the sale of such Security is registered under the Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides Purchaser with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Act; or (iii) such holder provides Purchaser with reasonable assurances that such Security can be sold under Rule 144. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or Purchaser determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to Seller, Purchaser may require that the above legend be placed on any Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and Seller shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

                                   ARTICLE VI
                                    COVENANTS



         SECTION 6.1 PROXY STATEMENT. As promptly as practicable after the execution of the Agreement, Purchaser and Seller shall cooperate with each other by providing information required to prepare and file with the SEC their respective proxy statements (each a "Proxy Statement"). Should Purchaser and Seller elect to file a joint Proxy Statement, Purchaser and Seller shall cooperate in the preparation and filing of such joint Proxy Statement. Purchaser and Seller shall notify the other party promptly upon the receipt of any comments from the SEC or its staff or any other government official in connection with any filing made pursuant hereto and of any request by the SEC or its staff or any other government official for any amendment or supplement to the Proxy Statement or any other filing with the SEC or for additional information and shall provide to the other party copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC or its staff or any other government official, on the other hand, with respect to the Proxy Statement or any other such filing.

         SECTION 6.2 CONSENTS. Seller shall use its best efforts to obtain all consents of and authorizations by third parties and to make all filings with and give all notices to third parties that may be necessary or required in order to consummate the sale of the Assets, and shall take such additional actions as Purchaser may reasonably request so that the transactions contemplated by this Agreement may be expeditiously consummated. Purchaser shall use its best efforts to obtain all consents required to issue the Securities to Seller.

         SECTION 6.3 EMPLOYMENT OFFERS. Purchaser shall offer to employ such employees (and only such employees) of Seller as are listed on Schedule 6.3; provided, however, that Purchaser shall not agree to maintain such employment for any particular period of time and, if such offers are accepted, such employees will be employed on an "at will" basis. Purchaser shall not solicit any employees of Seller other than those set forth on Schedule 6.3.

         SECTION 6.4 COBRA. Seller shall comply with the health care continuation coverage requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") applicable to employees of Seller who are terminated by Seller on or before the Closing Time.

         SECTION 6.5 MAIL AND RECEIVABLES PAYMENTS. From and after the Closing Time, Seller shall endorse any check or any other evidence of indebtedness or payment received by Seller on account of any Accounts after the Closing Time to the order of Purchaser or take other appropriate actions and shall promptly forward such payment to Purchaser no later than five (5) business days after actual receipt by Seller. Purchaser and Seller shall each provide to the other all the cooperation that the other may reasonably request in connection with the collection of the Accounts.

         SECTION 6.6 NOTIFICATION OF CERTAIN MATTERS. Each party shall give prompt notice to the other of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate and (ii) any failure of Purchaser or Seller, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by them hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.6 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         SECTION 6.7 FURTHER ACTION. Upon the terms and subject to the conditions hereto, Purchaser and Seller hereto shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

         SECTION 6.8 COVENANTS AGAINST DISCLOSURE. Seller and Purchaser agree to maintain the confidentiality of the terms and conditions of this Agreement; provided, however, that Seller may provide copies of this Agreement and related documents to any party who acquires, or proposes to acquire, all or substantially all of the capital stock or remaining assets of Seller; provided, further, however, any party hereto may disclose information to the extent required by securities laws or as compelled by court order. Neither Seller nor Purchaser shall disseminate (except to each other) any press release or announcement concerning the transactions contemplated by this Agreement without the prior written consent of the other party; provided, however, that either of the parties hereto may disseminate information to its employees and legal and accounting representatives.

         SECTION 6.9  NO SHOP.

         (a) (i) Seller will not, and will cause its respective directors, officers, employees, representatives, investment bankers, agents and affiliates not to, directly or indirectly, (i) solicit or encourage submission of any inquiries, proposals or offers by any person, entity or group (other than Purchaser and its affiliates, agents and representatives), or (ii) participate in any discussions or negotiations with, or disclose any information concerning Seller or any of its subsidiaries to, or afford any access to the properties, books or records of Seller or any of its subsidiaries to, or otherwise assist, facilitate or encourage, or enter into any agreement or understanding with, any person, entity or group (other than Purchaser and its affiliates, agents and representatives), in connection with any Acquisition Proposal with respect to Seller. For the purposes of Section 6.9(a) of this Agreement, an "Acquisition Proposal" shall mean any proposal relating to the possible acquisition of Seller, whether by way of merger, purchase of at least 50% of the capital stock of Seller, purchase of all or substantially all of the assets of Seller, or otherwise. In addition, subject to the other provisions of this Section 6.9, from and after the date of this Agreement until the earlier of the Closing Time or the termination of this Agreement, Seller and its subsidiaries will not, and will cause their respective directors, officers, employees, representatives, investment bankers, agents and affiliates not to, directly or indirectly, make or authorize any statement, recommendation or solicitation in support of any Acquisition Proposal with respect to Seller made by any person, entity or group (other than Purchaser and its affiliates). Seller will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

                  (ii) Notwithstanding the provisions of paragraph (i) above, prior to the approval of this Agreement by the stockholders of Seller, Seller may, to the extent the Board of Directors of Seller determines, in good faith, after consultation with outside legal counsel, that the Board's fiduciary duties under applicable law require it to do so, participate in discussions or negotiations with, and, subject to the requirements of paragraph (iii) below, furnish information to any person, entity or group after such person, entity or group shall have delivered to Seller in writing, a Superior Proposal. For the purposes of Sections 6.9(a) of this Agreement, a "Superior Proposal" means an unsolicited, bona fide Acquisition Proposal which the Board of Directors of Seller in its good faith reasonable judgment determines, after consultation with its independent financial advisors, could reasonably be expected to result in a transaction more favorable to the stockholders of Seller from a financial point of view than the transactions contemplated by this Agreement and for which financing, to the extent required, is then committed or which, in the good faith reasonable judgment of the Board of Directors (after consultation with independent financial advisors), is reasonably capable of being financed by such person, entity or group and which is likely to be consummated.

                  (iii) Seller may furnish information to a person, entity or group that has made a Superior Proposal only if Seller (a) first notifies Purchaser of the information proposed to be disclosed, (b) first complies with the provisions of paragraph (v) below and (c) provides such information pursuant to a confidentiality agreement in form approved by Purchaser.

                  (iv) If Seller receives a Superior Proposal, nothing contained in this Agreement shall prevent the Board of Directors of Seller from approving such Superior Proposal or recommending such Superior Proposal to Seller's stockholders, if the Board determines in good faith, after consultation with outside legal counsel, that such action is required by its fiduciary duties under applicable law; in such case, the Board may amend or withdraw its recommendation of the asset purchase contemplated herein.

                  (v) Seller will (i) notify Purchaser immediately if any inquiry or proposal is made or any information or access is requested in connection with an Acquisition Proposal or potential Acquisition Proposal and (ii) immediately communicate to Purchaser the terms and conditions of any such Acquisition Proposal or potential Acquisition Proposal or inquiry and the identity of the offeror or potential offeror. In addition to the foregoing, Seller shall provide Purchaser with at least forty-eight (48) hours' prior written notice (or such lesser prior written notice as provided to the members of Seller's Board of Directors but in no event less than eight (8) hours) of any meeting of Seller's Board of Directors at which Seller's Board of Directors is reasonably expected to consider a Superior Proposal and provide Purchaser with at least two (2) business days' prior written notice (or such lesser prior notice as provided to the members of Seller's Board of Directors but in no event less than eight (8) hours) of a meeting at which Seller's Board of Directors is reasonably expected to recommend a Superior Proposal to its stockholders.

                  (vi) Nothing contained in this Section 6.9 shall prevent Seller or its Board of Directors from complying with the provisions of Rules 14e-2 and 14d-9 promulgated under the Exchange Act.

         (b) (i) From and after the date of this Agreement until the earlier of the Closing Time or the termination of this Agreement, Purchaser and its subsidiaries will not, and will cause their respective directors, officers, employees, representatives, investment bankers, agents and affiliates not to, directly or indirectly, (i) solicit or encourage submission of any inquiries, proposals or offers by any person, entity or group (other than Seller and its affiliates, agents and representatives), or (ii) participate in any discussions or negotiations with, or disclose any information concerning Seller or any of its subsidiaries to, or afford any access to the properties, books or records of Purchaser or any of its subsidiaries to, or otherwise assist, facilitate or encourage, or enter into any agreement or understanding with, any person, entity or group (other than Seller and its affiliates, agents and representatives), in connection with any Acquisition Proposal with respect to Purchaser. For the purposes of Section 6.9(b) of this Agreement, an "Acquisition Proposal" shall mean any proposal relating to the possible acquisition of Purchaser, whether by way of merger, purchase of at least 50% of the capital stock of Purchaser, purchase of all or substantially all of the assets of Purchaser, or otherwise. In addition, subject to the other provisions of this Section 6.9, from and after the date of this Agreement until the earlier of the Closing Time or the termination of this Agreement, Purchaser and its subsidiaries will not, and will cause their respective directors, officers, employees, representatives, investment bankers, agents and affiliates not to, directly or indirectly, make or authorize any statement, recommendation or solicitation in support of any Acquisition Proposal with respect to Purchaser made by any person, entity or group (other than Seller and its affiliates). Purchaser will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

                  (ii) Notwithstanding the provisions of paragraph (i) above, prior to the approval of this Agreement by the stockholders of Purchaser, Purchaser may, to the extent the Board of Directors of Purchaser determines, in good faith, after consultation with outside legal counsel, that the Board's fiduciary duties under applicable law require it to do so, participate in discussions or negotiations with, and, subject to the requirements of paragraph (iii) below, furnish information to any person, entity or group after such person, entity or group shall have delivered to Purchaser in writing, a Superior Proposal. For the purposes of Sections 6.9(b) of this Agreement, a "Superior Proposal" means an unsolicited, bona fide Acquisition Proposal which the Board of Directors of Purchaser in its good faith reasonable judgment determines, after consultation with its independent financial advisors, could reasonably be expected to result in a transaction that, without the asset purchase, is more favorable to the stockholders of Purchaser from a financial point of view than such transaction with the asset purchase and for which financing, to the extent required, is then committed or which, in the good faith reasonable judgment of the Board of Directors (after consultation with independent financial advisors), is reasonably capable of being financed by such person, entity or group and which is likely to be consummated.

                  (iii) Purchaser may furnish information to a person, entity or group that has made a Superior Proposal only if Purchaser (a) first notifies Seller of the information proposed to be disclosed, (b) first complies with the provisions of paragraph (v) below and (c) provides such information pursuant to a confidentiality agreement in a form approved by Seller.

                  (iv) If Purchaser receives a Superior Proposal, nothing contained in this Agreement shall prevent the Board of Directors of Purchaser from approving such Superior Proposal or recommending such Superior Proposal to Purchaser's stockholders, if the Board determines in good faith, after consultation with outside legal counsel, that such action is required by its fiduciary duties under applicable law; in such case, the Board may amend or withdraw its recommendation of the asset purchase.

                  (v) Purchaser will (i) notify Seller immediately if any inquiry or proposal is made or any information or access is requested in connection with an Acquisition Proposal or potential Acquisition Proposal and (ii) immediately communicate to Seller the terms and conditions of any such Acquisition Proposal or potential Acquisition Proposal or inquiry and the identity of the offeror or potential offeror. In addition to the foregoing, Purchaser shall provide Seller with at least forty-eight (48) hours' prior written notice (or such lesser prior written notice as provided to the members of Purchaser's Board of Directors but in no event less than eight (8) hours) of any meeting of Purchaser's Board of Directors at which Purchaser's Board of Directors is reasonably expected to consider a Superior Proposal and provide Seller with at least two (2) business days' prior written notice (or such lesser prior notice as provided to the members of Purchaser's Board of Directors but in no event less than eight (8) hours) of a meeting at which Purchaser's Board of Directors is reasonably expected to recommend a Superior Proposal to its stockholders.

                  (vi) Nothing contained in this Section 6.9 shall prevent Purchaser or its Board of Directors from complying with the provisions of Rules 14e-2 and 14d-9 promulgated under the Exchange Act.

         SECTION 6.10 REGISTRATION RIGHTS. At the Closing, Purchaser and Seller shall enter into a Registration Rights Agreement, in substantially the form attached hereto as Exhibit 6.10.

         SECTION 6.11 BULK SALES LAWS. Purchaser and Seller each hereby waive compliance by Seller with the provisions of the "bulk sales," "bulk transfer" or similar laws of any state.

         SECTION 6.12 ALLOCATION OF TRANSFER TAXES. Purchaser and Seller will agree to the allocation of the transfer taxes incurred in connection with the transactions contemplated herein within 30 days following the execution of this Agreement.

                                   ARTICLE VII
                                     CLOSING



         SECTION 7.1 CLOSING TIME. The closing of the transactions contemplated by this Agreement shall occur as soon as reasonably practicable after the approval by each of Purchaser's and Seller's shareholders of the transactions contemplated by this Agreement ("Shareholder Approval") (the date and time of the Closing being the "Closing Time"). The Closing shall take place no later than December 31, 2003. The Closing shall take place at the offices of Purchaser, 3175 S. Winchester Blvd., Campbell, California 95008, or at such other place as may be agreed to in writing by Purchaser and Seller. The "Closing" shall mean the deliveries to be made by Seller and Purchaser at the Closing Time in accordance with this Agreement.

         SECTION 7.2 DELIVERIES BY SELLER. At the Closing, Seller shall deliver to Purchaser all duly and properly executed, the following:

                  (a) (1) A good and sufficient bill of sale in the form attached as Exhibit 7.2(a) (the "Bill of Sale") for the Assets to be transferred from Seller to Purchaser selling, delivering, transferring, and assigning to Purchaser title to all of Seller's right, title, and interest to the Assets, free and clear of all mortgages, pledges, liens, encumbrances, security interests, equities, charges, and restrictions of any nature whatsoever.

                  (b) Valid assignments of rights for all Contracts and other third party or governmental consents necessary in order for Purchaser to operate Seller's business.

                  (c) Valid patent, patent application, trademark, trademark application, trade secret, domain name and other intellectual property assignments in the forms attached as Exhibit 7.2(c).

                  (d) Valid proprietary information and invention agreements executed by the employees of Seller listed in Schedule 6.3.

                  (e) The Registration Rights Agreement.

                  (f) An accepted offer of employment with Purchaser from all the employees of Seller listed on Schedule 6.3.

                  (g) Copies of all books and records related to Seller.

                  (h) The certificates and other documents required to be delivered as a condition to closing pursuant to Section 8.1.

         SECTION 7.3 DELIVERIES BY PURCHASER. At the Closing, Purchaser shall deliver to Seller:

                  (a) The Purchase Price in the form of a stock certificate in the name of Seller.

                  (b) The Registration Rights Agreement.

                  (c) The certificates and other documents required to be delivered as a condition to closing pursuant to Section 8.2.

         SECTION 7.4 FURTHER ASSURANCES. At or after the Closing Time, Seller and Purchaser shall prepare, execute, and deliver, at its expense, such further instruments of conveyance, sale, assignment, or transfer, and shall take or cause to be taken such other or further action, as any party shall reasonably request of any other party at any time or from time to time in order to perfect, confirm, or evidence in Purchaser's title to all or any part of the Assets or to consummate, in any other manner, the terms and provisions of this Agreement.

                                  ARTICLE VIII
                       CONDITIONS PRECEDENT TO OBLIGATIONS



         SECTION 8.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. Each and every obligation of Purchaser to be performed at the Closing shall be subject to the satisfaction as of or before the Closing Time of the following conditions (unless waived in writing by Purchaser):

                  (a) Representations and Warranties. The representations and warranties of Seller set forth in this Agreement shall have been true and correct when made and shall be true and correct at and as of the Closing Time as if such representations and warranties were made as of such date and time.

                  (b) Performance of Agreement. All covenants, conditions, and other obligations under this Agreement which are to be performed or complied with by Seller, including necessary approvals of Seller's Board of Directors and shareholders, shall have been fully performed and complied with at or prior to the Closing Time.

                  (c) Shareholder Approval. This Agreement shall have been approved and adopted by the requisite vote of Seller's shareholders under applicable law and pursuant to Seller's Certificate of Incorporation.

                  (d) Absence of Governmental or Other Objection. There shall be no pending or threatened lawsuit challenging the transaction by any body or agency of the federal, state, or local government or by any third party, and the consummation of the transaction shall not have been enjoined by a court of competent jurisdiction as of the Closing Time.

                  (e) Approval of Documentation. The form and substance of all certificates, instruments, opinions, and other documents delivered or to be delivered to Purchaser under this Agreement shall be satisfactory to Purchaser in all respects.

                  (f) Qualified Financing. The Purchaser shall have consummated an equity financing transaction generating at least $5,000,000 in net proceeds to the Purchaser ("Qualified Financing").

                  (g) Licenses. Purchaser shall have received all licenses from all appropriate governmental agencies or third parties to operate Seller's Business in the same manner as Seller operated the business prior to the Closing Time.

                  (h) Note Conversion. All principal and accrued but unpaid interest on the Purchaser's 7% Convertible Subordinated Notes due 2005 (the "Notes") shall have converted into Shares of Common Stock of the Purchaser at a conversion price of at least $.20 per share of Common Stock ("Note Conversion Price").

                  (i) Bridge Note Conversion. Purchaser shall have converted each of its promissory notes totaling $1,500,000 issued on March 26, 2003, and any additional promissory notes issued from March 26, 2003 until the Closing, into Shares of Common Stock of the Purchaser (collectively, the "Bridge Notes"), in accordance with the terms of such Bridge Notes.

                  (j) Officer's Certificate. Seller shall have delivered to Purchaser an officer's certificate, dated the date of the Closing, to the effect that all of the conditions to Closing set forth in this
         Section 8.1 have been satisfied.

                  (k) Required Consents. Seller shall have delivered to Purchaser all required approvals and consents to the Agreement so as to be in compliance with Section 5.10.

         SECTION 8.2 CONDITIONS TO OBLIGATIONS OF SELLER. Each and every obligation of Seller to be performed at the Closing Time shall be subject to the satisfaction as of or before such time of the following conditions (unless waived in writing by Seller):

                  (a) Representations and Warranties. Purchaser's representations and warranties set forth in this Agreement shall have been true and correct when made and shall be true and correct at and as of the Closing Time as if such representations and warranties were made as of such time and date.

                  (b) Performance of Agreement. All covenants, conditions, and other obligations under this Agreement which are to be performed or complied with by Purchaser, including necessary approvals of Purchaser's Board of Directors and shareholders, shall have been fully performed and complied with at or prior to the Closing Time,

                  (c) Shareholder Approval. This Agreement and the increase in authorized shares of Purchaser shall have been approved and adopted by the requisite vote of Purchaser's shareholders under applicable law and pursuant to Purchaser's Certificate of Incorporation.

                  (d) Absence of Governmental or Other Objection. There shall be no pending or threatened lawsuit challenging the transaction by any body or agency of the federal, state, or local government, and the consummation of the transaction shall not have been enjoined by a court of competent jurisdiction as of the Closing Time.

                  (e) Performance of Agreement. All covenants, conditions, and other obligations under this Agreement which are to be performed or complied with by Purchaser, including necessary approvals of Purchaser's Board of Directors and shareholders, shall have been fully performed and complied with at or prior to the Closing Time, including the delivery of the instruments and documents in accordance with
         Section 7.3 hereof.

                  (f) Approval of Documentation. The form and substance of all certificates, instruments, opinions, and other documents delivered or to be delivered to Seller under this Agreement shall be satisfactory to Seller in all respects.

                  (g) Officer's Certificate. Purchaser shall have delivered to Seller an officer's certificate, dated the date of the Closing, to the effect that all of the conditions to Closing set forth in this Section
         8.2 have been satisfied.

                  (h) Qualified Financing. The Purchaser shall have consummated a Qualified Financing.

                  (i) Note Conversion. The Notes shall have converted into Common Stock of the Purchaser at the Note Conversion Price.

                  (j) Bridge Note Conversion. The Bridge Notes shall have converted into Common Stock of the Purchaser in accordance with their terms.

                                   ARTICLE IX
                                 INDEMNIFICATION



         9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party hereto set forth in this Agreement (as modified by Seller Schedules) shall survive until the date that is one year after the Closing Date; provided, however, that the representations and warranties contained in Sections 5.6, 5.8, 5.11 and 5.12(a) shall survive until the date that is three (3) years after the Closing Date. All covenants and agreements made by the parties to this Agreement that contemplates performance following the Closing Date shall survive the Closing Date. All other covenants and agreements, including without limitation Section 6.8 of this Agreement, shall not survive the Closing Date and shall terminate as of the Closing.

         9.2 OBLIGATION OF SELLER TO INDEMNIFY, REIMBURSE, ETC. Subject to the limitations set forth in Sections 9.1, 9.5 and 9.6, Seller and its successors and assigns, jointly and severally, shall indemnify, reimburse, defend and hold harmless Purchaser and its respective successors and assigns and each of their respective directors, officers, employees, and its respective successors and assigns from and against any claims, losses, liabilities, damages, causes of action, costs and expenses (including reasonable attorney's, accountant's, consultant's and expert's fees and expenses) (collectively "Losses") resulting from, imposed upon, incurred or suffered by any of them, directly or indirectly, based upon, arising out of or otherwise in respect of (i) any inaccuracy in or any breach of any representation or warranty of Seller (after taking into account the exceptions to such representations and warranties which are set forth on the Seller Schedules), and (ii) the nonfulfillment or breach on the part of Seller of any unwaived covenant or agreement set forth in this Agreement which survives the Closing Date in accordance with Section 9.1.

         9.3 OBLIGATION OF PURCHASER TO INDEMNIFY, REIMBURSE, ETC. Subject to the limitations set forth in Sections 9.1, 9.5 and 9.6, Purchaser and its respective successors and assigns, jointly and severally, shall indemnify, defend and hold harmless Seller and its respective successors and assigns and each of its respective directors, officers, employees, and its respective successors and assigns from and against any Losses resulting from, imposed upon, incurred or suffered by any of them, directly or indirectly, based upon, arising out of or otherwise in respect of (i) any inaccuracy in or breach of any representation or warranty of Purchaser (after taking into account the exceptions to such representations and warranties which are set forth on the Purchaser Schedules) and (ii) the nonfulfillment on the part of Purchaser of any unwaived covenant or agreement set forth in this Agreement which survives the Closing Date in accordance with Section 9.1.

         9.4  NOTICE AND OPPORTUNITY TO DEFEND AGAINST THIRD PARTY CLAIMS.

         (a) Promptly after receipt from any third party by any party hereto of a written notice of any demand, claim or circumstance that, immediately or with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in Losses for which indemnification may be sought hereunder, the party seeking indemnification pursuant to Section 9.2 or 9.3 (the "Indemnitee") shall give written notice thereof (the "Claims Notice") to the party obligated to provide indemnification pursuant to Section 9.2 or 9.3 (the "Indemnifying Party"), provided, however, that a failure to give such notice shall not prejudice the Indemnitee's right to indemnification hereunder except to the extent that the Indemnifying Party is actually and materially prejudiced thereby. The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Losses that have been or may be suffered by the Indemnitee when such information is available.

         (b) The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall, within 20 business days following its receipt of the Claims Notice (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to provide indemnification under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability with all reasonable costs and expenses borne by the Indemnifying Party. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim without the consent of the other party, provided, however, that such consent to settlement or compromise shall not be unreasonably withheld. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability; provided, however, that if the Indemnitee reasonably determines that there is a conflict of interest between the Indemnified Party and the Indemnitee, the fees of such counsel shall be borne by the Indemnifying Party. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

         9.5 PROCEDURE FOR INDEMNIFICATION WITH RESPECT TO NON-THIRD PARTY CLAIMS. In the event that Purchaser, on the one hand, and Seller, on the other hand, assert the existence of a claim giving rise to Losses (but excluding claims resulting from the assertion of liability by third parties), Indemnitee shall give written notice to the Indemnifying Party. Such written notice shall state that it is being given pursuant to this Section 9.5, specify the nature and amount of the claim asserted and indicate the date on which such assertion shall be deemed accepted and the amount of the claim deemed a valid claim (such date to be established in accordance with the next sentence). If Indemnifying Party, within sixty (60) days after the mailing of notice by Indemnitee, shall not give written notice to Indemnitee announcing its intent to contest such assertion of Indemnitee, such assertion shall be deemed accepted and the amount of claim shall be deemed a valid claim. In the event, however, that Indemnifying Party contests the assertion of a claim by giving such written notice to Indemnitee within said period, then the parties shall act in good faith to reach agreement regarding such claim. In the event that litigation shall arise with respect to any such claim, the prevailing party shall be entitled to reimbursement of costs and expenses incurred in connection with such litigation, including attorney's fees, if the parties hereto, acting in good faith, cannot reach agreement with respect to such claim within ten (10) days after such notice.

         9.6 NET INDEMNITY. The amount of any Losses from and against which either party is liable to indemnify, reimburse, defend and hold harmless the other party or any other person pursuant to Section 9.2 or Section 9.3 shall be reduced by any insurance or other recoveries or any tax benefit that such indemnified person realizes or may realize as a result of or in connection with such Loss and increased by any taxes such indemnified person realizes or may realize in respect of indemnification for such Loss.

         9.7 LIMITS ON INDEMNIFICATION. Absent fraud or willful misconduct of any party (for which there shall be no limitation of liability of any party), no party shall have any right to seek indemnification under this Agreement (i) until Losses which would otherwise be indemnifiable hereunder and have been incurred by such party and other indemnitees associated with or related to such party exceed $100,000, after insurance or other recoveries, and on an after-tax basis, in the aggregate (provided that after such $100,000 amount has been satisfied, the Indemnitee shall be entitled to recover all Losses, including such $100,000 amount); or (ii) for an aggregate amount in excess of $1,000,000. The parties to this Agreement shall have liabilities and obligations for Losses under this Article IX only with respect to claims submitted or notice of claims provided during the relevant time period of survivability of the specific representation, warranty, covenant or agreement as set forth herein. Notwithstanding the expiration dates of the representations, warranties, covenants and agreements set forth herein, if any party to this Agreement shall provide notice to the other parties with respect to the submission of a claim during the time period of survivability of such representation, warranty, covenant or agreement, such Indemnifying Party's (as defined herein) liability or obligation for Losses identified in such notice shall continue in full force and effect until a final determination of such liability or obligation with respect to those claims timely made.

                                    ARTICLE X
                                   TERMINATION

         10.1 TERMINATION OF AGREEMENT. The parties may terminate this Agreement with the prior authorization of their respective Board of Directors as provided below:



                  (a) This Agreement may be terminated by the mutual written consent of the parties at any time prior to the Closing Time before or after the approval of this Agreement and the transactions contemplated hereby by the Purchaser shareholders or the Seller shareholders.

                  (b) This Agreement may be terminated by either Purchaser or Seller, before or after the approval of this Agreement and the transactions contemplated hereby by the Purchaser shareholders or the Seller shareholders, (i) if the Closing Time shall not have occurred by December 31, 2003 (the "Outside Date") (unless the failure to consummate the transactions contemplated hereby by such date is due to the action or failure to act of the party seeking to terminate) or (ii) if any condition to the obligation of the terminating party to consummate the transactions contemplated hereby shall have become incapable of being satisfied prior to the Outside Date as of a result of a governmental order that is final and non-appealable.

                  (c) This Agreement may be terminated by Seller at any time prior to the Closing Time, before or after the approval of this Agreement and the transactions contemplated hereby by the Purchaser shareholders or the Seller shareholders, in the event that Purchaser shall have breached any of its representations, warranties or covenants under this Agreement which breach (i) would give rise to the failure of a condition set forth in Section 8.2 above, and (ii) cannot be or has not been cured within 30 days after the giving of written notice by Seller to Purchaser of such breach (provided that Seller is not then in material breach of any representation, warranty or covenant contained in this Agreement).

                  (d) This Agreement may be terminated by Purchaser at any time prior to the Closing Time, before or after the approval of this Agreement and the transactions contemplated hereby by the Purchaser shareholders or the Seller shareholders, in the event that the Seller shall have breached any of its representations, warranties or covenants under this Agreement which breach (i) would give rise to the failure of a condition set forth in Section 8.1 above, and (ii) cannot be or has not been cured within 30 days after the giving of written notice by Purchaser to Seller of such breach (provided that Purchaser is not then in material breach of any representation, warranty or covenant contained in this Agreement).

                  (e) This Agreement may be terminated by Purchaser (i) if Seller's Board of Directors (A) enters into or publicly announces its intention to enter into an agreement or agreement in principle with respect to an Acquisition Proposal, and (B) withdraws its recommendation to the Seller shareholders of this Agreement or the transactions contemplated hereby, and (C) after the receipt of an Acquisition Proposal, fails to confirm publicly, within ten days after the request of Purchaser, its recommendation to the Seller shareholders that the Seller shareholders adopt and approve this Agreement and the transactions contemplated hereby; or (ii) if Seller or any of its Representatives takes any of the actions that would be proscribed by
         Section 6.9(a) above.

                  (f) This Agreement may be terminated by Seller (i) if Purchaser's Board of Directors (A) enters into or publicly announces its intention to enter into an agreement or agreement in principle with respect to a Acquisition Proposal, and (B) withdraws its recommendation to the Purchaser shareholders that the Purchaser shareholders approve the issuance of the Securities as provided by the Agreement or, if necessary, that the Purchaser shareholders approve an amendment to the Certificate of Incorporation of Purchaser to increase the authorized number of Purchaser Shares, and (C) after receipt of a Purchaser Acquisition Proposal, fails to publicly confirm, within ten days after the request of Seller, its recommendation to the Purchaser shareholders described in the foregoing clause (B); or (ii) if Purchaser or any of its Representatives takes any of the actions that would be proscribed by Section 6.9(b).

                  (g) Either party may terminate this Agreement by giving written notice to the other party at any time after the special meeting of the Seller shareholders called for the purpose of approving this Agreement and the transactions contemplated hereby in the event that such matters fail to receive the requisite approval by the Seller shareholders.

                  (h) Either party may terminate this Agreement by giving written notice to the other party at any time after the special meeting of the Purchaser's shareholders called for the purpose of approving this Agreement and the transactions contemplated hereby in the event that such matters fail to receive the requisite approval by the Purchaser shareholders.

         10.2  EFFECT OF TERMINATION.

         (a) Except as provided in clauses (b) or (c) of this Section 10.2, if either party terminates this Agreement pursuant to Section 10.1 above, all rights and obligations of the parties hereunder shall terminate without any liability of either party to the other party (except for any liability of any Party then in breach); provided, however, that this Section 10.2 and Article XI below, shall survive any such termination.

         (b) If this Agreement is terminated (i) by Purchaser pursuant to
Section 10.1(d) or Section 10.1(e), or (ii) any person makes an Acquisition Proposal that remains in effect on the date 60 days prior to the Outside Date and the requisite approval of the Seller's shareholders is not obtained prior to termination of this Agreement pursuant to Section 10.1(b), then, within sixty
(60) days after such termination, Seller shall pay Purchaser the sum of $500,000 in immediately available funds.

         (c) If this Agreement is terminated (i) by Seller pursuant to Section 10.1(c) or Section 10.1(f) or (ii) any person makes a Prohibited Purchaser Acquisition Proposal that remains in effect on the date 60 days prior to the Outside Date and the requisite approval of the Purchaser shareholders is not obtained prior to termination of this Agreement pursuant to Section 10.1(b), then, within sixty (60) days after such termination, Purchaser shall pay the Company the sum of $500,000 in immediately available funds.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS



         SECTION 11.1 NOTICE. All notices and other communications required or permitted under this Agreement shall be delivered to the parties at the address set forth below, or at such other address that they designate by notice to all other parties in accordance with this Section 11.1. All notices and communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of telex or facsimile transmission, on the date on which the sender receives confirmation by telex or facsimile transmission that such notice was received by the addressee, provided that a copy of such transmission is additionally sent by mail as set forth in (iv) below; (iii) in the case of overnight air courier, on the second business day following the day sent, with receipt confirmed by the courier; and
(iv) in the case of mailing by first class certified or registered mail, postage prepaid, return receipt requested, on the fifth business day following such mailing:

If to Purchaser:          P-Com, Inc.
                          3175 S. Winchester Blvd.
                          Campbell, CA 95008
                          Attention: General Counsel
                          Telephone: (408) 866-3666
                          Facsimile: (408) 866-3655

with a copy to:           Sheppard, Mullin, Richter & Hampton LLP
                          800 Anacapa Street
                          Santa Barbara, CA 93101
                          Attention: Theodore R. Maloney, Esq.
                          Telephone: (805) 879-1812
                          Facsimile: (805) 568-1955

If to Seller:             SPEEDCOM Wireless Corporation
                          7020 Professional Parkway East
                          Sarasota, FL 34240
                          Attention: Chief Executive Officer
                          Telephone: (941) 907-2300
                          Facsimile: (941) 907-2394

with a copy to:           Swidler Berlin Shereff Friedman, LLP
                          3000 K Street, N.W., Suite 300
                          Washington, DC 20007
                          Attention: Sean P. McGuinness, Esq.
                          Telephone: (202) 945-6979
                          Facsimile: (202) 295-8478


         SECTION 11.2 ENTIRE AGREEMENT. This Agreement, the exhibits and schedules hereto, and the documents referred to herein embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

         SECTION 11.3 REMEDIES OF PURCHASER. Seller agrees that the Assets are unique and not otherwise readily available to Purchaser. Accordingly, Seller acknowledges that, in addition to all other remedies to which Purchaser are entitled, Purchaser shall have the right to enforce the terms of this Agreement by a decree of specific performance, provided Purchaser is not in material default hereunder.

         SECTION 11.4 BINDING EFFECT, ASSIGNMENT. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon Seller, its successors and permitted assigns, and Purchaser and its successors and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by either of the parties hereto without the prior written consent of the other party.

         SECTION 11.5 EXPENSES OF TRANSACTION, TAXES. Each party shall bear its own costs and expenses in connection with this Agreement.

         SECTION 11.6 WAIVER, CONSENT. This Agreement may not be amended except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations or representations hereunder or thereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by the other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

         SECTION 11.7 THIRD-PARTY BENEFICIARIES. Except as otherwise expressly provided for in this Agreement, nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation, or legal entity, other than the parties hereto, any rights, remedies, or other benefits under or by reason of this Agreement.

         SECTION 11.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         SECTION 11.9 GOVERNING LAW. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

         SECTION 11.10 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or to protect the rights obtained hereunder the prevailing party shall be entitled to its reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which it may be entitled.

         SECTION 11.11 COOPERATION AND RECORDS RETENTION. Seller and Purchaser shall (i) each provide the other with such assistance as may reasonably be requested by them in connection with the preparation of any tax return, statement, report form or other document (hereinafter collectively a "Tax Return"), or in connection with any audit or other examination by any taxing authority or any judicial or administrative proceedings relating to liability for Taxes, (ii) each retain and provide the other, with any records or other information which may be relevant to any such Tax Return, audit or examination, proceeding or determination, and (ii) each provide the other with any final determination of any such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax Return of the other for any period. Without limiting the generality of the foregoing, Seller and Purchaser shall retain, until the applicable statute of limitations (including any extensions) have expired, copies of all Tax Returns, supporting work schedules and other records or information which may be relevant to such Tax Returns for all tax periods or portions thereof ending before or including the Closing Time and shall not destroy or otherwise dispose of any such records without first providing the other party with a reasonable opportunity to review and copy the same. Purchaser shall keep the original copies of the records at its facilities in California and elsewhere, if applicable, and, at Seller's expense, shall provide copies of the Records to Seller upon request.

         SECTION 11.12 COUNTERPARTS. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                             P-COM, INC.
                                             By:

                                             Name: George P. Roberts
                                             Title: Chief Executive Officer

                                             SPEEDCOM WIRELESS CORPORATION
                                             By:

                                             Name: Michael A. Sternberg
                                             Title: Chief Executive Officer

                      SCHEDULES TO ASSET PURCHASE AGREEMENT

         The following schedules refer to the Asset Purchase Agreement (the Agreement") dated as of June , 2003, by and between SPEEDCOM Wireless Corporation, a Delaware corporation ("Seller"), and P-Com, Inc., a Delaware corporation ("Purchaser").

         Nothing in the following schedules is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant on the part of either Party.

         To the extent more than one representation and warranty contained in the Agreement requires the same disclosure, the appearance of such disclosure on any single schedule herein shall serve as disclosure for all other representations and warranties to which such disclosure applies. The failure by either Party to cross-reference any disclosure on any particular schedule shall not constitute a breach by that Party of the applicable representation or warranty as long as the matter is disclosed elsewhere in these schedules.

         Inclusion of any item in the schedules (1) does not represent a determination by either Party that such item is material nor shall it be deemed to establish a standard of materiality (it being the intent that such Party shall not be penalized for having disclosed more than it may be required by the terms of the Agreement), (2) does not represent a determination by such Party that such item did not arise in the ordinary course of business and (3) shall not constitute, or be deemed to be, an admission concerning such item by the Party. The items in the schedules are descriptions of instruments or brief summaries of certain aspects of each Party, such Party's business and the business of such Party (to such Party's knowledge). Such descriptions and summaries are qualified in their entirety by reference to the more detailed information in documents attached hereto or previously delivered or made available to either Party and its representatives.

         Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Agreement. The headings in the following schedules are for reference only and shall not affect the disclosures contained therein.

                                  SCHEDULE 1.1

         Seller's assets are subject to the following liens:

                  1. All tangible and intangible assets of Seller secure $4,143,000 of notes payable (this amount could increase as new bridge loans are given).

                  2. Seller has various capital leases (approximately $27,000 in total) for software, phones and equipment that are collateralized by assets of Seller.

                  3. Seller owes the Florida Department of Revenue $28,173 (as of the date this schedule was prepared), for which the Florida Department of Revenue has filed a claim.

                                 SCHEDULE 1.1(A)




Furniture and Fixtures.....................................................................          $157,653
Automobiles................................................................................             7,600
Store and Warehouse Equipment..............................................................           223,733
Leasehold Improvements.....................................................................           144,436
Computers and Office Equipment.............................................................         1,013,387
                                                                                                  ------------
Gross......................................................................................         1,546,809
Accumulated Depreciation...................................................................         1,064,108
                                                                                                  ------------
Net........................................................................................          $482,701
                                                                                                  ============




Note that these numbers are subject to adjustment based on small purchases made between the date that this schedule was prepared and the Closing Date and depreciation.

                                 SCHEDULE 1.1(B)




Raw Materials..............................................................................          $662,311
Finished Goods.............................................................................           576,155
                                                                                                  ------------
Gross......................................................................................         1,238,466
Reserve....................................................................................            83,353
                                                                                                  ------------
Net........................................................................................        $1,155,113
                                                                                                  ============





Note that these numbers are subject to adjustment based on purchases and sales made between the date that this schedule was prepared and the Closing Date, as well as adjustments to the obsolescence reserve.

                                 SCHEDULE 1.1(C)




Cash..................................................       $201,416 (115,472 foreign accounts)
Prepaid Expenses......................................         21,434
Rental Deposits.......................................        219,026
Utility Deposits......................................          6,397
Leases Receivable.....................................        110,338
                                                           -----------
Total.................................................       $558,611
                                                           ===========




Note that these numbers are subject to adjustment based on amortization, payments made and payments received between the date this schedule was prepared and the Closing Date. Notwithstanding the foregoing, the total of the itemized accounts herein on the Closing Date, exclusive of leases receivable, shall not be less than the total amount set forth in this Schedule 1.1(c).

                                 SCHEDULE 1.1(D)

         All leasehold improvements are listed on Schedule 1.1(a).

                                 SCHEDULE 1.1(E)




SRI Intellectual Property..................................................................        $1,599,500
Amortization...............................................................................           618,714
                                                                                                   ----------
Net........................................................................................          $980,786
                                                                                                   ==========




Note that these numbers are subject to adjustment based on amortization between the date this schedule was prepared and the Closing Date.

                                 SCHEDULE 1.1(F)




Accounts Receivable..........................................................................        $628,889
Reserve......................................................................................         121,020
                                                                                                     --------
Net..........................................................................................        $507,869
                                                                                                     ========


Note that these numbers are subject to adjustment based on sales and payments received between the date this schedule was prepared and the Closing Date and adjustments in the bad debt and credit memo reserves. Notwithstanding the above, the total accounts receivable on the Closing Date shall not be less than the amount set forth in this Schedule 1.1(f), less the Excluded Assets as set forth on Schedule 1.2.

                                  SCHEDULE 1.2

         Seller shall retain up to $200,000 in accounts receivable, which amount shall be determined as a result of AP Reductions obtained by Seller, as more particularly set forth in Schedule 2.1.

                                  SCHEDULE 2.1

         Purchaser will assume all of the liabilities of Seller described below, subject to the applicable notes, which qualify the liabilities assumed by
Seller:


Accounts Payable........................................................................          $1,135,024*
Accrued Expenses........................................................................            921,094**
Deferred Revenue........................................................................               24,411
Notes and Leases Payable................................................................         4,387,121***
VP Employment Contracts.................................................................          175,000****

Total...................................................................................           $6,642,650





-----------

* Purchaser shall assume all of the accounts payable generated in the ordinary course of business subject to a maximum amount of $1,200,000, which amount shall be reduced by any agreements entered into between existing creditors and Seller to reduce the amount of the accounts payable ("AP Reductions"). For every dollar saved as a result of AP Reductions, Seller shall get credit for $.50 of each such dollar, which credit shall be retained by Seller as an Excluded Asset. The accounts payable assumed by Purchaser shall specifically exclude the obligation to Jenkens & Gilchrist, attorneys to investors of Seller, which obligation shall be an Excluded Liability.

** Purchaser shall only assume Seller's (i) accrued payroll and vacation pay liability of no more than $150,000; (ii) severance obligations to Bill Davis of no more than $17,500.00; (iii) customer deposits; (iv) amounts due and payable by Seller to Purchaser; and (v) other accrued expenses totaling no more than $25,000. Seller shall not assume any other accrued expenses, which expenses shall constitute Excluded Liabilities. By way of example, and not by limitation, Excluded Liabilities shall include (x) all severance and related obligations to Jay Wright and Bruce Sanguinetti; (y) accrued interest payable to Seller's equity or debt investors, other than Purchaser; and (z) any notes or accrued interest obligations to past or current directors of Seller.

*** Purchaser shall only assume (i) up to $3,000,000 in promissory notes, which notes shall be renegotiated so that principal and accrued interest are due and payable according to the following terms: (A) a maturity of not less than 36 months; and (B) annual interest rate not to exceed 7%; (ii) capital lease obligations of no more than $27,000; and (iii) amounts due and payable by Seller to Purchaser. All other Notes and Leases Payable shall constitute Excluded Liabilities.

**** Seller has three employment contracts which shall be assumed or renegotiated by Purchaser: one with the VP of Marketing, one with the VP of Research and Development and one with the VP of Finance and Accounting. These employment contracts guarantee six months' salary in the case of two contracts and twelve months' salary in the case of one contract upon a change of control to the employees, if they leave the new combined company. This change of control has already occurred.

                  Seller is past due on many of its payment to vendors who originally gave Seller net 30 terms. Seller has provided P-Com with a list of its aged payables.

                  Seller is required to start accruing dividends on the outstanding preferred stock in August 2003.

                  Seller is currently involved in a settlement negotiation with Racks. A liability for this settlement has not been recorded yet because the agreement has not been signed yet. Estimated liability to Seller is $12,000.

                  Seller is currently involved in litigation with XeTel Corporation. This litigation is in the early stages. Seller gave a PO to XeTel with terms net 30, and subsequently cancelled shipment. The equipment was never delivered, but XeTel is claiming that they incurred costs buying the inventory for Seller. XeTel is claiming to have $101,527 of inventory. Seller examined the list and can use $70,035 of the inventory that XeTel has. Settlement possible.

                                  SCHEDULE 3.2

         Assumptions:

         1. Purchaser anticipates that approximately 163,000,000 shares of its Common Stock ("Share Value") will be issued and outstanding immediately prior to the Closing, which amount assumes (i) 41,037,644 shares of Common Stock issued and outstanding as of the date hereof, (ii) the issuance of shares upon conversion of the Purchaser's 7% Convertible Subordinated Notes due 2005 in satisfaction of the condition precedent described in Section 8.1(h) of the Agreement; (iii) the issuance of shares upon conversion of certain promissory notes of the Purchaser totaling $1,500,000 issued on March 26, 2003;
                  (iii) the issuance of certain shares to persons or entities under existing obligations or proposed in connection with transactions contemplated by this Agreement; provided, however, the Share Value shall not include any dilution incurred as a result of the consummation of a Qualified Financing, or shares issuable in connection with any transaction approved by the Parties in writing.

         2. In the event Purchaser's Share Value exceeds 180,000,000 just prior to the Closing, the shares of Common Stock constituting the Purchase Price shall be increased so that the percentage ownership of Seller in Purchaser immediately after Closing equals 29.3%.

                                  SCHEDULE 4.8

         Not applicable.

                                  SCHEDULE 4.9



         Not applicable.

                                  SCHEDULE 4.11

         Cagan McAfee Capital Partners shall receive compensation in the amount of 2% of the Purchase Price in connection with the transactions contemplated hereby.

                                  SCHEDULE 5.1

         Speedcell Corporation Common Stock (written off as worthless).

                                 SCHEDULE 5.1(A)

         Seller is qualified to conduct business as a foreign corporation in the following jurisdictions:

         Florida
         Maryland
         California
         Spain
         Brazil
         Singapore
         Shanghai
         Canada

                                  SCHEDULE 5.5

         Seller received a bridge loan in the initial principal amount of $200,000 on May 15, 2003.

                                SCHEDULE 5.12(B)



Trade Marks

SPEEDVIEW      November 15, 2002 Registration #263946 United States

SPEEDVOICE      June 1, 1998 Registration #2186017 United States

SPEEDCOM      March 21, 2000 Registration #2330579 United States

Trade Names

SPEEDLAN

SPEEDWAVE

Licenses

Intellectual Property License Agreement between SRI International and Seller dated January 10, 2001.

                                SCHEDULE 5.12(I)



Trade Marks

SPEEDVIEW      November 15, 2002 Registration #263946 United States

SPEEDVOICE      June 1, 1998 Registration #2186017 United States

SPEEDCOM      March 21, 2000 Registration #2330579 United States

Trade Names

SPEEDLAN

SPEEDWAVE

Licenses

Intellectual Property License Agreement between SRI International and Seller dated January 10, 2001.

                                  SCHEDULE 5.13



Warrant No. W-1 to Purchase 146,667 Shares of Common Stock issued to S.A.C. Capital Associates, LLC.

Warrant No. W-2 to Purchase 73,333 Shares of Common Stock issued to SDS Merchant Fund, L.P.

Warrant No. W-3 to Purchase 220,000 Shares of Common Stock issued to Oscar Private Equity Investments, L.P.

Warrant No. W-4 to Purchase 73,333 Shares of Common Stock issued to Bruce Sanguinetti.

Purchase Agreement, dated August 23, 2001, by and among Seller and Purchasers, as defined.

Registration Rights Agreement dated August 23, 2001, by and among Seller and Purchasers, as defined.

Form of Series A Warrant of Seller dated August 23, 2001.

Form of Series B Warrant of Seller dated August 23, 2001.

Settlement Agreement between Seller and I.W. Miller Group, Inc. dated June 25, 2001.

Secured Promissory Note dated April 26, 2002 between Seller and DMG Legacy Fund, LLC.

Secured Promissory Note dated May 7, 2002 between Seller and DMG Legacy Fund,
LLC.

Secured Promissory Note dated April 26, 2002 between Seller and DMG Legacy Institutional Fund LLC.

Secured Promissory Note dated May 7, 2002 between Seller and DMG Legacy Institutional Fund LLC.

Secured Promissory Note dated April 26, 2002 between Seller and DMG Legacy International LTD.

Secured Promissory Note dated May 7, 2002 between Seller and DMG Legacy International LTD.

Letter Loan Agreement dated April 26, 2002.

Security Agreement dated April 26, 2002.

Letter Agreement dated April 26, 2002.

Agreement to Vote Shares dated April 26, 2002.

Secured Promissory Note dated June 10, 2002 between Seller and SDS Merchant Fund, L.P.

Secured Promissory Note dated June 11, 2002 between Seller and SDS Merchant Fund, L.P.

Secured Promissory Note dated June 12, 2002 between Seller and SDS Merchant Fund, L.P.

Secured Promissory Note dated June 25, 2002 between Seller and DMG International LTD.

Secured Promissory Note dated June 25, 2002 between Seller and DMG Legacy Fund LLC.

Secured Promissory Note dated June 25, 2002 between Seller and DMG Legacy Institutional Fund LLC.

Letter Loan Agreement dated June 10, 2002.

Security Agreement dated June 10, 2002.

Secured Promissory Note dated August 8, 2002 between Seller and DMG Legacy Fund LLC.

Secured Promissory Note dated August 8, 2002 between Seller and DMG International LTD.

Secured Promissory Note dated August 8, 2002 between Seller and DMG Legacy Institutional Fund LLC.

Letter Loan Agreement dated August 8, 2002.

Security Agreement dated August 8, 2002.

Secured Promissory Note dated September 18, 2002 between Seller and DMG Legacy Fund LLC.

Secured Promissory Note dated September 18, 2002 between Seller and DMG International LTD.

Secured Promissory Note dated September 18, 2002 between Seller and DMG Legacy Institutional Fund LLC.

Letter Loan Agreement dated September 18, 2002.

Security Agreement dated September 18, 2002.

Secured Promissory Note dated November 11, 2002 between Seller and DMG Legacy Fund LLC.

Secured Promissory Note dated November 11, 2002 between Seller and DMG International LTD.

Secured Promissory Note dated November 11, 2002 between Seller and DMG Legacy Institutional Fund LLC.

Letter Loan Agreement dated November 11, 2002.

Security Agreement dated November 11, 2002.

Secured Promissory Note dated December 24, 2002 between Seller and DMG Legacy Fund LLC.

Secured Promissory Note dated December 24, 2002 between Seller and DMG International LTD.

Secured Promissory Note dated December 24, 2002 between Seller and DMG Legacy Institutional Fund LLC.

Letter Loan Agreement dated December 24, 2002.

Security Agreement dated December 24, 2002.

Secured Promissory Note dated January 31, 2003 between Seller and DMG Legacy Fund LLC.

Secured Promissory Note dated January 31, 2003 between Seller and DMG International LTD.

Secured Promissory Note dated January 31, 2003 between Seller and DMG Legacy Institutional Fund LLC.

Letter Loan Agreement dated January 31, 2003.

Security Agreement dated January 31, 2003.

Note Purchase Agreement dated March 26, 2003.

Convertible Promissory Note dated March 26, 2003.

Letter Loan Agreement dated April 14, 2003.

Security Agreement dated April 14, 2003.

Secured Promissory Note dated April 14, 2003 between Seller and SDS Merchant Fund L.P.

Letter Loan Agreement dated April 29, 2003.

Security Agreement dated April 29, 2003.

Secured Promissory Note dated April 29, 2003 between Seller and North Sound Legacy Institutional Fund LLC.

Secured Promissory Note dated April 29, 2003 between Seller and North Sound Legacy International LTD.

Severance Agreement between Seller and William Davis.

Severance Agreement between Seller and Bruce Sanguinetti. SPEEDCOM has received default notice.

Severance Agreement between Seller and Jay Wright.

SPEEDCOM has received default notice.

Employment Agreement between Seller and Patrick Pacifico

Employment Agreement between Seller and Sara Byrne

Employment Agreement between Seller and Philip Decker

Employment Memo between Seller and Drew Darby

Promissory Note between Seller and IW Miller

Promissory Note between Seller and Mark Boyce

Promissory Note between Seller and John von Harz

Capital Lease between Seller and Telogy

Capital Lease between Seller and American PackagingCapital

Capital Lease between Seller and Graybar

Rental Lease Agreement between Seller and Lakewood Ranch, as amended

Rental Lease Agreement between Seller and Charles Young

Rental Lease Agreements for the Brazil, Shanghai and Singapore offices (one year lease terms)

Operating Lease Agreement between Seller and GE Capital

Operating Lease Agreement between Seller and Dell Computers

Operating Lease Agreement between Seller and De Lage

Operating Lease Agreement between Seller and J&J Leasing

Penalty on late registration of S-3 to the preferred investors $163,970

                                SCHEDULE 5.15(D)



Employment Agreement between Seller and Patrick Pacifico

Employment Agreement between Seller and Sara Byrne

Employment Agreement between Seller and Philip Decker

Employment Memo between Seller and Drew Darby

                                  SCHEDULE 5.16



SELLER'S 401(K) PLAN

SELLER'S 1998 EMPLOYEE STOCK OPTION PLAN
SELLER'S 2000 EMPLOYEE STOCK OPTION PLAN

Severance Agreement between Seller and William Davis. Severance Agreement between Seller and Bruce Sanguinetti Severance Agreement between Seller and Jay Wright Employment Agreement between Seller and Patrick Pacifico Employment Agreement between Seller and Sara Byrne Employment Agreement between Seller and Philip Decker Employment Memo between Seller and Drew Darby

                                  SCHEDULE 5.17

         In connection with the transactions contemplated herein, H.C. Wainwright will receive a fee of $150,000. In connection with H.C. Wainwright's services in connection with the conversion of the SDS loans to equity, H.C. Wainwright will receive an additional fee of $150,000. Such fees shall be payable in stock of the Seller.

                                  SCHEDULE 5.22

         Backlog as of 5/28/03 is $22,257 that will not ship in May because of inventory lead-time issues.

                                  SCHEDULE 5.24



Raw Materials..............................................................................          $662,311
Finished Goods.............................................................................           576,155
                                                                                                   ----------
Gross......................................................................................        $1,238,466
Standard Reserve...........................................................................           $83,353
Reserve for Nonuse in 3 Months.............................................................            30,104
                                                                                                   ----------
Net........................................................................................        $1,185,217
                                                                                                   ==========




Note that these numbers are subject to adjustment based on purchases and sales made between the date that this schedule was prepared and the Closing Date, as well as adjustments to the obsolescence reserves.

                                  SCHEDULE 5.25

         Seller has furnished to Purchaser an aging of its Accounts Receivable and Accounts Payable as of various dates and can request an updated aging at any time (last aging date given 5/28/03). There are numerous instances where Seller has not been paid within terms or has not paid within terms as can be observed from these agings.

         Receivables relate to products that can be returned by customers, but Seller has an established reserve for such returns that is evaluated every quarter. As of March 31, 2003, Seller believes this reserve was adequate. Bad debt is always possible as well, but Seller has an established reserve for payment refusals that is evaluated every quarter. As of March 31, 2003, Seller believes this reserve was adequate.

         Seller does accept deposits and prepayments both for maintenance contracts that extend over a period of time and for shipments yet to be made.

                                  SCHEDULE 6.3

         To be determined prior to Closing.

                                  EXHIBIT 6.10

                      FORM OF REGISTRATION RIGHTS AGREEMENT


                                 EXHIBIT 7.2(A)

                              FORM OF BILL OF SALE



                                 EXHIBIT 7.2(B)

                         FORM OF ASSIGNMENT OF CONTRACTS


                                 EXHIBIT 7.2(C)

                   FORM OF ASSIGNMENT OF INTELLECTUAL PROPERTY

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT, dated as of September 2, 2003 (the "Amendment"), is entered into by and between P-Com, Inc., a Delaware corporation (the "Company"), and SPEEDCOM Wireless Corporation, a Delaware corporation ("SPEEDCOM").

         WHEREAS, the Company and SPEEDCOM are parties to that certain Asset Purchase Agreement, dated as of June 16, 2003 (the "Asset Purchase Agreement"), under which the Company agreed to purchase substantially all of the assets of SPEEDCOM and to assume certain liabilities of SPEEDCOM;

         WHEREAS, the consideration for the asset purchase consists of 67,500,000 shares of Common Stock of the Company, such number of shares subject to adjustment;

         WHEREAS, certain covenants to closing in the Asset Purchase Agreement require that all of the principal and accrued but unpaid interest on the Company's 7% Convertible Subordinated Notes due 2005 (the "Notes") shall have converted into shares of Common Stock of the Company at a conversion price of at least $.20 per share of Common Stock;

         WHEREAS, certain covenants to closing in the Asset Purchase Agreement require that the Company shall have consummated an equity financing transaction generating at least $5,000,000 in net proceeds to the Purchaser ("Qualified Financing").

         WHEREAS, certain covenants to closing in the Asset Purchase Agreement require that the Company shall have converted certain promissory notes into share of Common Stock of the Company in accordance with the terms of such promissory notes;

         WHEREAS, the Parties desire to amend the Asset Purchase Agreement as set forth below.

         NOW, THEREFORE, the parties hereto agree as follows:

                  1. Definitions. Capitalized terms used but not defined herein shall have the same meanings given to such terms in the Asset Purchase Agreement.

                  2. Amendment to Section 3.2. Section 3.2 of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "PAYMENT OF PURCHASE PRICE. The purchase price ("Purchase Price") to be paid or payable by Purchaser to Seller shall consist of Sixty-Seven Million, Five Hundred Thousand (67,500,000) shares of Purchaser's common stock, par value $.0001 per share (the "Common Stock"). The shares of Common Stock issuable in payment of the Purchase Price are herein sometimes referred to as the "Securities."

                  3. Deletion of Schedule 3.2. Schedule 3.2 of the Asset Purchase Agreement is hereby deleted.

                  4. Amendment to Section 8.1(h). Section 8.1(h) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "NOTE CONVERSION. All principal and accrued but unpaid interest on the Purchaser's 7% Convertible Subordinated Notes due 2005 (the "Notes") shall have converted into shares of Series B Convertible Preferred Stock of the Purchaser. Each share of Series B Convertible Preferred Stock is convertible into a number of shares of P-Com Common Stock equal to the stated value of the Series B Convertible Preferred Stock divided by at least $0.20 ("Note Conversion Price")."

                  5. Amendment to Section 8.2(i). Section 8.2(i) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "NOTE CONVERSION. The Notes shall have converted into Series B Convertible Preferred Stock of the Purchaser at the Note Conversion Price."

                  6. Amendment to Section 8.1(f). Section 8.1(f) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "QUALIFIED FINANCING. The Purchaser shall have consummated an equity financing transaction generating at least $5,000,000 in gross proceeds to the Purchaser ("Qualified Financing")."

                  7. Amendment to Section 8.1(i). Section 8.1(i) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "BRIDGE NOTE CONVERSION. Purchaser shall have converted each of its promissory notes totaling $1,500,000 issued on March 26, 2003, $300,000 issued on May 28, 2003 and $900,000 issued on August 5, 2003, into shares of equity securities of the Purchaser (collectively, the "Bridge Notes"), in accordance with the terms of such Bridge Notes."

                  8. Amendment to Section 8.2(j). Section 8.1(j) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "BRIDGE NOTE CONVERSION. The Bridge Notes shall have converted into equity securities of the Purchase in accordance with their terms."

                  9. Effect. Except as and to the extent amended by this Amendment, the Asset Purchase Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Asset Purchase Agreement to be duly executed, all as of the date first above written.

                                           P-COM, INC.
                                           By:    /s/ Daniel W. Rumsey

                                           Printed Name: Daniel W. Rumsey
                                           Title: Vice President and Interim CFO

                                           SPEEDCOM Wireless Corporation
                                           By:    /s/ Mark Schaftlein

                                           Printed Name: Mark Schaftlein
                                           Title: Chief Financial Officer

                                     ANNEX B



                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.



                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each ten (10) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

                  "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 72,000,000 SHARES. 70,000,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 10 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 10 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this daof , 20 .

                                                 P-COM, INC.
                                                 By:



                                                 Samuel Smookler
                                                 Chief Executive Officer

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.



                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each fifteen (15) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

                  "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 48,666,667 SHARES. 46,666,667 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 15 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 15 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this day of , 20 .

                                                  P-COM, INC.
                                                  By:

                                                  Samuel Smookler
                                                  Chief Executive Officer

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.



                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty (20) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

                  "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 37,000,000 SHARES. 35,000,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 20 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 20 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this day of , 20 .

                                       P-COM, INC.
                                       By:

                                       Samuel Smookler
                                       Chief Executive Officer

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.



                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each twenty-five (25) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

                  "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 30,000,000 SHARES. 28,000,000 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 25 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 25 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this day of , 20 .

                                       P-COM, INC.
                                       By:

                                       Samuel Smookler
                                       Chief Executive Officer

                            CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                                 OF P-COM, INC.



                         (Pursuant to Section 242 of the
                        Delaware General Corporation Law)

         P-COM, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Restated Certificate of Incorporation to combine each thirty (30) outstanding shares of the Corporation's Common Stock, par value $0.0001 per share, into one
(1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

         SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with
Section 228 of the Delaware General Corporation Law.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

         FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

         FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

                  "THIS CORPORATION IS AUTHORIZED TO ISSUE TWO (2) CLASSES OF STOCK, TO BE DESIGNATED, RESPECTIVELY, "COMMON STOCK" AND "PREFERRED STOCK." THE TOTAL NUMBER OF SHARES THAT THIS CORPORATION IS AUTHORIZED TO ISSUE IS 25,333,333 SHARES. 23,333,333 SHARES SHALL BE COMMON STOCK, PAR VALUE $.0001 PER SHARE, AND 2,000,000 SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.0001 PER SHARE. UPON THIS AMENDMENT OF THIS ARTICLE IV (THE "EFFECTIVE TIME"), EACH 30 SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION ISSUED AND OUTSTANDING OR HELD IN TREASURY SHALL BE COMBINED INTO ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE CORPORATION, WITHOUT ANY ACTION BY THE HOLDERS THEREOF. EACH STOCKHOLDER WHO, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, OWNS A NUMBER OF SHARES OF COMMON STOCK WHICH IS NOT EVENLY DIVISIBLE BY 30 SHALL, WITH RESPECT TO SUCH FRACTIONAL INTEREST, BE ENTITLED TO RECEIVE FROM THE CORPORATION CASH IN AN AMOUNT EQUAL TO SUCH FRACTIONAL INTEREST MULTIPLIED BY THE SALE PRICE OF THE COMMON STOCK LAST REPORTED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by Samuel Smookler, its Chief Executive Officer, this day of , 20 .

                                       P-COM, INC.
                                       By:

                                       Samuel Smookler
                                       Chief Executive Officer

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